April 22, 2002



Securities and Exchange Commission
450 5 Street, N.W.

Washington  DC  50549

RE:  Midland National Life Separate Account A
        File Number 333-14081

Enclosed for filing is a copy of Post-Effective Amendment Number 7 to the above referenced Form S-6 Registration Statement.

This amendment is being filed pursuant to paragraph (b) Rule 485, and pursuant to subparagraph (b) (4) of that Rule, we certify the amendment does not contain disclosure which would render it ineligible to become effective pursuant to said paragraph (b).

If you have any comments or questions about this filing, please contact Fred Bellamy of Sutherland, Asbill and Brennan at 202-383-0126.

Tracy Michels
Assistant Vice President
Compliance

                           Registration No. 333-14081
                         POST-EFFECTIVE AMENDMENT NO. 7

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM S-6
                                    --------



                    FOR REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                        TRUSTS REGISTERED ON FORM N-8B-2
                    MIDLAND NATIONAL LIFE SEPARATE ACCOUNT A
                    ----------------------------------------
                              (Exact Name of Trust)

                     MIDLAND NATIONAL LIFE INSURANCE COMPANY
                               (Name of Depositor)
                     One Midland Plaza Sioux Falls, SD 57193
                     (Address of Principal Executive Office)
                            -------------------------


          Jack L. Briggs, Vice President, Secretary and General Counsel
                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls, SD 57193

               (Name and Address of Agent for Service of Process)

                                    Copy to:

                              Frederick R. Bellamy
                        Sutherland Asbill& Brennan L L P
                         1275 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20004-2404

              Variable Executive Universal Life Insurance Policies
             Variable Executive Universal Life 2 Insurance Policies
                    Premier Variable Universal Life Policies
                       (Title of Securities being offered)

It is proposed that this filing will become effective (check appropriate line):

                  ___ immediately upon filing pursuant to paragraph (b)
                  _X_ on May 01, 2002 pursuant to paragraph (b)
                  ___ 60 days after filing pursuant to paragraph (a) (i)
                  _  _ on _        _ pursuant to paragraph (a) (i) of Rule 485

If appropriate, check the following line:

                  ___ the Post-Effective Amendment designates a new
                        effective date for a previously filed Post-Effective
                       Amendment.

                        VARIABLE EXECUTIVE UNIVERSAL LIFE

                                   Issued By:
                     Midland National Life Insurance Company

           One Midland Plaza o Sioux Falls, SD 57193 o (605) 335-5700

Variable Executive Universal Life is an individual variable life insurance contract issued by Midland National Life Insurance Company. Variable Executive Universal Life:

o provides insurance coverage with flexibility in death benefits and premiums;

o pays a death benefit if the insured person dies while the contract is still in force;

o can provide substantial contract fund build-up on a tax-deferred basis. However, there is no guaranteed contract fund for amounts You allocate to the investment divisions. You bear the risk of poor investment performance for those amounts.

o lets You borrow against Your contract, withdraw part of the net cash surrender value, or completely surrender Your contract. Loans and withdrawals affect the contract fund, and may affect the death benefit.

After the first premium, You may decide how much Your premiums will be and how often You wish to pay them, within limits. You may also increase or decrease the amount of insurance protection, within limits. Depending on the amount of premiums paid, this may or may not be a Modified Endowment Contract ("MEC"). If it is a MEC, then loans and withdrawals may have more adverse tax consequences than otherwise. You have a limited right to examine Your contract and return it to Us for a refund.

You may allocate Your contract fund to Our General Account and up to ten investment divisions. Each division invests in a specified mutual fund portfolio. You can choose among the following thirty-four investment divisions:

o           VIP Money Market Portfolio
o           VIP High Income Portfolio
o           VIP Equity-Income Portfolio
o           VIP Growth Portfolio
o           VIP Overseas Portfolio
o           VIP Mid Cap Portfolio
o           VIP Asset Manager Portfolio
o           VIP Investment Grade Bond Portfolio
o           VIP Contrafund(R) Portfolio
o           VIP Asset Manager: Growth Portfolio
o           VIP Index 500 Portfolio
o           VIP Growth & Income Portfolio
o           VIP Balanced Portfolio
o           VIP Growth Opportunities Portfolio
o           American Century VP Capital Appreciation Portfolio
o           American Century VP Value Portfolio
o           American Century VP Balanced Portfolio
o           American Century VP International Portfolio
o           American Century VP Income & Growth Portfolio
o           MFS VIT Emerging Growth Series
o           MFS VIT Research Series
o           MFS VIT Investors Trust Series
o           MFS VIT New Discovery Series
o Lord Abbett Series Fund, Inc. Growth & Income Portfolio (hereinafter referred to as Lord Abbett VC Growth and Income Portfolio)


o           Lord Abbett Series Fund, Inc. Mid-Cap Value Portfolio
            (hereinafter referred to as Lord Abbett VC Mid-Cap Value Portfolio)
o           Lord Abbett Series Fund, Inc. International Portfolio
            (hereinafter referred to as Lord Abbett VC International Portfolio)
o           Alger American Small Capitalization Portfolio
o           Alger American MidCap Growth Portfolio
o           Alger American Growth Portfolio
o           Alger American Leveraged AllCap Portfolio
o           Van Eck Worldwide Hard Assets Fund
o           LEVCO Equity Value Fund
o           INVESCO VIF-Financial Services Fund
o           INVESCO VIF-Health Sciences Fund

Your contract fund in the investment divisions will increase or decrease based on investment performance. You bear this risk. No one insures or guarantees any of these investments. Separate prospectuses describe the investment objectives, policies and risks of the portfolios.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                      Prospectus: May 1, 2002


                                Table of Contents



PART 1: SUMMARY.....................................................................12

FEATURES OF VARIABLE EXECUTIVE UNIVERSAL LIFE.......................................13
   Death Benefit Options............................................................13
   Contract Changes.................................................................13
   Flexible Premium Payments........................................................13
   Additional Benefits..............................................................14

INVESTMENT CHOICES..................................................................14

YOUR CONTRACT FUND..................................................................16
   Transfers........................................................................17
   Contract Loans...................................................................17
   Withdrawing Money................................................................17
   Surrendering Your Contract.......................................................18

DEDUCTIONS AND CHARGES..............................................................18
   Deductions From Your Premiums....................................................18
   Deductions From Your Contract Fund...............................................18
   Surrender Charge.................................................................19
   Portfolio Expenses...............................................................20
   Portfolio Footnotes..............................................................22

ADDITIONAL INFORMATION ABOUT THE CONTRACTS..........................................23
   Your Right To Examine This Contract..............................................23
   Your Contract Can Lapse..........................................................23
   Tax Effects of Variable Executive Universal Life.................................24
   Inquiries and Correspondence.....................................................25
   State Variations.................................................................26
   Tax-Free "Section 1035" Exchanges................................................26


PART 2: DETAILED INFORMATION ABOUT VARIABLE EXECUTIVE UNIVERSAL LIFE................26

INSURANCE FEATURES..................................................................26
   How the Contracts Differ From Whole Life Insurance...............................27
   Application for Insurance........................................................27
   Death Benefit....................................................................28
   Notice and Proof of Death........................................................30
   Payment of Death Benefits........................................................30
   Maturity Benefit.................................................................31
   Changes In Variable Executive Universal Life.....................................31
   Changing The Face Amount of Insurance............................................31
   Changing Your Death Benefit Option...............................................32
   When Contract Changes Go Into Effect.............................................33
   Flexible Premium Payments........................................................33
   Allocation of Premiums...........................................................35
   Additional Benefits..............................................................36
   Automatic Benefit Increase Provision.............................................38

SEPARATE ACCOUNT INVESTMENT CHOICES.................................................39
   Our Separate Account And Its Investment Divisions................................39
   The Funds........................................................................39
   Investment Policies Of The Portfolios............................................40

USING YOUR CONTRACT FUND............................................................45
   The Contract Fund................................................................45
   Amounts In Our Separate Account..................................................46
   How We Determine The Accumulation Unit Value.....................................46
   Contract Fund Transactions.......................................................47
   Transfers Of Contract Fund.......................................................47
   Market Timing and Excessive Trading Limits.......................................48
   Dollar Cost Averaging............................................................49
   Contract Loans...................................................................50
   Withdrawing Money From Your Contract Fund........................................52
   Surrendering Your Contract.......................................................53

THE GENERAL ACCOUNT.................................................................54

DEDUCTIONS AND CHARGES..............................................................55
   Deductions From Your Premiums....................................................55
   Charges Against The Separate Account.............................................56
   Deductions From Your Contract Fund...............................................56
   Transaction Charges..............................................................59
   How Contract Fund Charges Are Allocated..........................................59
   Surrender Charge.................................................................59
   Charges In The Funds.............................................................62

ADDITIONAL INFORMATION ABOUT THE CONTRACTS..........................................62
   Your Right To Examine The Contract...............................................62
   Your Contract Can Lapse..........................................................63
   You May Reinstate Your Contract..................................................63
   Contract Periods And Anniversaries...............................................64
   Maturity Date....................................................................64
   We Own The Assets Of Our Separate Account........................................64
   Changing the Separate Account....................................................65
   Limits On Our Right To Challenge The Contract....................................66
   Your Payment Options.............................................................67
   Lump Sum Payments................................................................67
   Optional Payment Methods.........................................................67
   Your Beneficiary.................................................................69
   Assigning Your Contract..........................................................69
   When We Pay Proceeds From This Contract..........................................69

TAX EFFECTS.........................................................................70
   Contract Proceeds................................................................70
   Possible Charge for Midland's Taxes..............................................75
   Other Tax Considerations.........................................................75


PART 3: ADDITIONAL INFORMATION......................................................76
   MIDLAND NATIONAL LIFE INSURANCE COMPANY..........................................76
   YOUR VOTING RIGHTS AS AN OWNER...................................................76
   OUR REPORTS TO CONTRACT OWNERS...................................................77
   DIVIDENDS........................................................................78
   MIDLAND'S SALES AND OTHER AGREEMENTS.............................................78
   REGULATION.......................................................................80
   DISCOUNT FOR EMPLOYEES OF SAMMONS ENTERPRISES INC................................80
   LEGAL MATTERS....................................................................80
   ADDITIONAL INFORMATION...........................................................81


Management of Midland...............................................................82


Definitions.........................................................................91


Performance.........................................................................93


Financial Statements................................................................94





This prospectus generally describes only the variable portion of the Contract, except where the General Account is specifically mentioned.

Buying this contract might not be a good way of replacing Your existing insurance or adding more insurance if You already own a flexible premium variable life insurance contract.

You should read this prospectus carefully and keep it for future reference. You should also have and read the current prospectuses for the funds.

                                 PART 1: SUMMARY

In this prospectus "We", "Our", and "Us" mean Midland National Life Insurance Company.

"You" and "Your" mean the owner of the contract. We refer to the person who is covered by the contract as the "Insured" or "Insured Person", because the insured person and the owner might not be the same.

There is a list of definitions at the end of this prospectus, explaining many words and phrases used here and in the actual insurance contract.


The detailed information appearing later in this prospectus further explains the following summary. This summary must be read along with that detailed information. Unless otherwise indicated, the description of the contract in this prospectus assumes that the contract is in force and that there is no outstanding contract loan.

FEATURES OF VARIABLE EXECUTIVE UNIVERSAL LIFE
Death Benefit Options

Variable Executive Universal Life is life insurance on the insured person. If the contract is in force We will pay a death benefit when the insured person dies. You can choose between two death benefit options:

o Option 1: death benefit equals the face amount ("Specified Amount") of the insurance contract. This is sometimes called a "level" death benefit.

o Option 2: death benefit equals the face amount plus the contract fund. This is sometimes called a "variable" death benefit.

The death benefit may be even greater in some circumstances. See "Death Benefit" on page 27.

We deduct any outstanding loans and unpaid charges before paying any benefits. The beneficiary can take the death benefit in a lump sum or under a variety of payment plans.

Whether Your contract lapses or remains in force can depend on the amount of Your contract fund (less any outstanding loans and surrender charge). The contract fund, in turn, depends on the investment performance of the investment divisions You select. (The contract fund also depends on the premiums You pay and the charges We deduct.) However, during the minimum premium period, You can keep Your contract in force by paying a certain level of premiums.


The minimum face amount is $150,000.
Contract Changes

You may change the death benefit option You have chosen. You may also increase or decrease the face amount of Your contract, within limits.

Flexible Premium Payments

You may pay premiums whenever and in whatever amount You want, within certain limits. We require an initial minimum premium based on the contract's face amount and the insured person's age and sex.


You choose a planned periodic premium. But payment of the planned premiums does not ensure that Your contract will remain in force. Additional premiums may be required to keep Your contract from lapsing. You need not pay premiums according to the planned schedule. However, You can ensure that Your contract stays in force during the minimum premium period by paying premiums at least equal to the accumulated minimum premium amounts. See "Flexible Premium Payments" on page 33.

Additional Benefits

You may choose to include additional benefits in the contract by rider. These benefits may include:

o    a disability waiver benefit (to waive the cost of monthly deductions)

o    a monthly disability benefit

o    an accidental death benefit

o    life insurance for children

o    family life insurance coverage

o    life insurance for additional insured persons

o    an accelerated death benefit in the event of a terminal illness.

We deduct charges for additional benefits from Your contract fund monthly. See "Additional Benefits" on page 35.

INVESTMENT CHOICES

You may allocate Your contract fund to up to ten of the following investment divisions:

1.    Fidelity's Variable Insurance Products Fund (VIP) Money Market Portfolio

2.    Fidelity's Variable Insurance Products Fund (VIP) High Income Portfolio

3.    Fidelity's Variable Insurance Products Fund (VIP) Equity-Income Portfolio

4.    Fidelity's Variable Insurance Products Fund (VIP) Growth Portfolio

5.    Fidelity's Variable Insurance Products Fund (VIP) Overseas Portfolio

6.    Fidelity's Variable Insurance Products Fund Mid Cap Portfolio

7.    Fidelity's Variable Insurance Products Fund (VIP) Asset Manager Portfolio

8. Fidelity's Variable Insurance Products Fund (VIP) Investment Grade Bond Portfolio

9.    Fidelity's Variable Insurance Products Fund (VIP) Contrafund(R)Portfolio

10. Fidelity's Variable Insurance Products Fund (VIP) Asset Manager: Growth Portfolio

11.   Fidelity's Variable Insurance Products Fund (VIP) Index 500 Portfolio

12.   Fidelity's Variable Insurance Products Fund (VIP) Growth & Income
      Portfolio

13.   Fidelity's Variable Insurance Products Fund (VIP) Balanced Portfolio

14. Fidelity's Variable Insurance Products Fund (VIP) Growth Opportunities Portfolio

15.   American Century VP Capital Appreciation Portfolio

16.   American Century VP Value Portfolio

17.   American Century VP Balanced Portfolio

18.   American Century VP International Portfolio

19.   American Century VP Income & Growth Portfolio

20.   MFS VIT Emerging Growth Series

21.   MFS VIT Research Series

22.   MFS VIT Investors Trust Series

23.   MFS VIT New Discovery Series

24.   Lord Abbett VC Growth & Income Portfolio

25.   Lord Abbett VC Mid-Cap Value Portfolio

26.   Lord Abbett VC International

27.   Alger American Small Capitalization Portfolio

28.   Alger American Mid Cap Growth Portfolio

29.   Alger American Growth Portfolio

30.   Alger American Leveraged AllCap Portfolio

31.   Van Eck Worldwide Hard Assets Fund

32.   LEVCO Equity Value Fund

33.   INVESCO VIF-Financial Services Fund

34.   INVESCO VIF-Health Sciences Fund

You bear the complete investment risk for all amounts allocated to any of these investment divisions.

You may also allocate Your contract fund to Our General Account, where We guarantee the safety of principal and a minimum interest rate. See the General Account on page 53 .

For more information, see "The Funds" on page 39.
YOUR CONTRACT FUND

Your contract fund begins with Your first premium payment. From Your premium We deduct a sales charge, a premium tax and any per premium expenses as described in the "Deductions From Your Premiums" section on page 54 . The balance of the premium is Your beginning contract fund.

Your contract fund changes daily to reflect:

o     the amount and frequency of premium payments,

o deductions for the cost of insurance, additional benefits, and other charges,

o     the investment performance of Your chosen investment divisions,

o     interest earned on amounts allocated to the General Account,

o     loans, and

o     partial withdrawals.

There is no guaranteed contract fund for amounts allocated to the investment divisions.

See "The Contract Fund" on page 45.

Transfers

You may transfer Your contract fund among the investment divisions and between the General Account and the various investment divisions. Transfers take effect when We receive Your request. We require a minimum amount for each transfer, usually $200. Currently, We allow an unlimited number of free transfers. We reserve the right to charge a $25 fee after the 12th transfer in a contract year. There are other limitations on transfers to and from the General Account. See "Transfers Of Contract Fund" on page 48.

Contract Loans

You may borrow up to 92% of Your cash surrender value (the contract fund less the surrender charge). Your contract will be the sole security for the loan. Your contract states a minimum loan amount, usually $200. Contract loan interest accrues daily at an annually adjusted rate. See "Contract Loans" on page 50 . Contract loan interest is not tax deductible on contracts owned by an individual. There may be federal tax consequences for taking a contract loan. See "TAX EFFECTS" on page 70.

Withdrawing Money

You may make a partial withdrawal from Your contract fund. The current minimum withdrawal amount is $200. The maximum partial withdrawal You can make is 50% of the net cash surrender value. The net cash surrender value is the cash surrender value (Your contract fund minus any surrender charge) minus any outstanding loan and loan interest due. Withdrawals are subject to other requirements. If You make more than one withdrawal in a contract year, then We deduct a service charge (no more than $25 for each additional withdrawal). See "Withdrawing Money From Your Contract Fund" on page 52 . Withdrawals and surrenders may have negative tax effects. See "TAX EFFECTS" on page 70 . Withdrawal requests received before 3:00 p.m. Central Time will take effect on the same day if that day is a business day. Otherwise, the withdrawal request will take effect on the business day following the day We receive Your request at Our Executive Office. Withdrawals are affected at unit values determined at the close of business on the day the withdrawal takes effect.

Surrendering Your Contract

You can surrender Your contract for cash and then We will pay You the net cash surrender value. A surrender charge may be deducted, and taxes and a tax penalty may apply. See "Surrendering Your Contract" on page 53.

DEDUCTIONS AND CHARGES
Deductions From Your Premiums

We deduct a 2.50% sales charge from each premium payment. This charge partially reimburses Us for the selling and distributing costs of this contract. We also charge a 2.25% premium tax on each premium payment. We may decrease or increase this charge depending on Our expenses, and We may vary this charge by state. If You elect to pay premiums by Civil Service Allotment, We also deduct a 46(cent) (forty-six cents) charge from each premium payment. See "Deductions From Your Premiums" on page 54.

Deductions From Your Contract Fund
Certain amounts are deducted from Your contract fund each month.
These are:

o an expense charge of $6.00 (currently, We plan to make this deduction for only the first 15 contract years),

o a cost of insurance charge. The amount of this charge is based on the insured person's attained age, sex, risk class, and the amount of insurance under Your contract; and


o     charges for additional benefits.

In addition, We deduct fees when You make:

o a partial withdrawal of net cash surrender value more than once in a contract year or

o more than twelve transfers a year between investment divisions. (We currently waive this charge).

See "Deductions From Your Contract Fund" on page 56.


We also deduct a daily charge at an annual rate of 0.90% of the assets in every investment division. We currently intend to reduce this charge to 0.50% after the 10th contract year. (This reduction is not guaranteed.) This charge is for certain mortality and expense risks.

Surrender Charge


We deduct a surrender charge only if You surrender Your contract for its net cash surrender value or let Your contract lapse during the first 12 contract years. If You keep this contract in force for 12 years, then You will not incur a surrender charge.

The surrender charge has two parts: a deferred sales charge and a deferred issue charge. The deferred sales charge partially reimburses Us for Our costs in selling and distributing this contract. The deferred issue charge reimburses Us for underwriting and Our other costs in issuing the contract.


The maximum deferred sales charge is:

o 27.5% of any premium payment in the first 2 contract years up to one guideline annual premium (this varies for each contract); and

o     6.5% of all other premium payments.

After seven years, this charge begins to decline. There is no surrender charge after 12 years. The amount of the deferred sales charge depends on:

1)  the amount of Your premium payments,
2)  when You pay Your premiums and
3)  when You surrender Your contract or allow it to lapse.


The deferred issue charge is on a fixed schedule per thousand dollars of face amount. It starts at $3.00 per $1,000 of face amount for the first 7 contract years and decreases to $0.00 after the 12th contract year. This summary of the deferred sales charge and the deferred issue charge assumes no changes in face amount. See "Surrender Charge" on page 59.

Portfolio Expenses

Each investment division invests exclusively in a corresponding mutual fund portfolio. Each portfolio pays an investment advisory fee, and may also incur other operating expenses. The total expenses for each portfolio (as a percentage of assets) for the year ending December 31, 2001 are shown in the table below.



PORTFOLIO ANNUAL EXPENSES(1)


(as a percentage of Portfolio average net assets after fee waivers and after expenses reimbursement but before any reductions for custodian and transfer agent expense offsets.)




                                                                                                 TOTAL
                                                         MANAGEMENT            OTHER             ANNUAL
                                                            FEES              EXPENSES           EXPENSES(2)

VIP Money Market    Portfolio                              0.18%               0.10%               0.28%
VIP High Income(3) Portfolio                               0.58%               0.13%               0.71%
VIP Equity-Income(3) Portfolio                             0.48%               0.10%               0.58%
VIP Growth(3) Portfolio                                    0.58%               0.10%               0.68%
VIP Overseas(3) Portfolio                                  0.73%               0.19%               0.92%
VIP MidCap(3) Portfolio                                    0.58%               0.11%               0.69%
VIP Asset Manager(3) Portfolio                             0.53%               0.11%               0.64%
VIP Investment Grade Bond Portfolio                        0.43%               0.11%               0.54%
VIP Contrafund(R)(3) Portfolio                             0.58%               0.10%               0.68%
VIP Asset Manager: Growth(3) Portfolio                     0.58%               0.15%               0.73%
VIP Index 500(4) Portfolio                                 0.24%               0.04%               0.28%
VIP Growth & Income(3) Portfolio                           0.48%               0.11%               0.59%
VIP Balanced(3) Portfolio                                  0.43%               0.14%               0.57%
VIP Growth Opportunities(3) Portfolio                      0.58%               0.11%               0.69%
American Century VP Capital Appreciation(8) Portfolio      1.00%               0.00%               1.00%
American Century VP Value(8)  Portfolio                    1.00%               0.00%               1.00%
American Century VP Balanced(10)  Portfolio                0.90%               0.00%               0.90%
American Century VP International(9)  Portfolio            1.50%               0.00%               1.50%
American Century VP Income & Growth Portfolio              0.70%               0.00%               0.70%
MFS VIT Emerging Growth(5)  Series                         0.75%               0.12%               0.87%
MFS VIT Research(5)  Series                                0.75%               0.15%               0.90%
MFS VIT Investors Trust(5)  Series                         0.75%               0.15%               0.90%
MFS VIT New Discovery(5)(6)  Series                        0.90%               0.15%               1.05%
Lord Abbett VC Growth & Income    Portfolio                0.50%               0.22%               0.77%
Lord Abbett VC Mid-Cap Value(7) Portfolio                  0.75%               0.10%               0.85%
Lord Abbett VC International(7) Portfolio                  1.00%               0.10%               1.10%
Alger American Small Capitalization Portfolio              0.85%               0.07%               0.92%
Alger American MidCap Growth Portfolio                     0.80%               0.08%               0.88%
Alger American Growth Portfolio                            0.75%               0.06%               0.81%
Alger American Leveraged AllCap Portfolio                  0.85%               0.07%               0.92%
Van Eck Worldwide Hard  Assets Fund                        1.00%               0.15%               1.15%
LEVCO Equity Value Fund                                    0.85%               0.25%               1.10%
INVESCO VIF Financial Services Fund                        0.75%               0.32%               1.07%
INVESCO VIF Health Services Fund                           0.75%               0.31%               1.06%

Portfolio Footnotes

(1) The fund data was provided by the Funds or their managers. Midland has not independently verified the accuracy of the Fund data.

(2) The annual expenses shown for the Fidelity's and MFS' portfolios are those applicable to the Initial Class. The expenses shown for the American Century Portfolios are those applicable to Class I.

(3) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued.




(4) Fidelity Management and Research agreed to reimburse a portion of the VIP Index 500 expenses during 2001. Without this reimbursement, the VIP Index 500 would have had total expenses of 0.35%.



(5) Each of the MFS Series has an expense offset arrangement, which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend-disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. The expenses shown above do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Including these reductions, the total expenses would have been as follows:


MFS VIT Emerging Growth Series   0.86%
MFS VIT Research Series          0.89%
MFS VIT Investors Trust Series   0.89%
MFS VIT New Discovery Series     1.05%

This arrangement may be discontinued by the fund's manager at any time.

(6) MFS has agreed to bear expenses for this portfolio, such that the portfolio's other expenses (after taking into account the expense offset arrangement described in footnote (5)) shall not exceed 0.15%. Without this limitation, the other expenses and total expenses would have been 0.19% and 1.09% for the MFS New Dsicovery.


This arrangement may be discontinued by the fund's manager at any time.


(7) The information in the chart relating to the Lord Abbett VC MidCap Value and Lord Abbett VC International Portfolios has been restated to reflect the fees and expenses that will be applicable during 2002. For the year 2001, Lord Abbett & Co. (Lord Abbett), the investment adviser for the VC MidCap and VC International portfolio, voluntarily waived a portion of its management fees from the portfolios and subsidized a portion of each portfolio's expenses to the extent necessary to maintain the "Other Fund Expenses After Reimbursement" and "12-1 or Service Fees" of each portfolio at an aggregate of 0.35% of its average daily net assets. Absent waivers and reimbursements, the "Total Annual Fund Expenses Before Reimbursement" for the VC MidCap Value and VC International Portfolios would have been 1.20% and 6.15% respectively for the year 2001. . For the year 2002, Lord, Abbett does not intend to waive its management fees for the MidCap and International Portfolios but has contractually agreed to continue to reimburse a portion of each of the Portfolio's expenses to the extent necessary to maintain the "Other Expenses" and any "12b-1 or Service Fees"of each portfolio at an aggregate of 0.35%of its average daily net assets.

(8) The portfolio has a stepped fee schedule. As a result, the portfolio's management fee rate decreases with the following asset levels:

First $500 Million   1.00%
Next $500 Million    0.95%
Over $1 Billion      0.90%

(9) The portfolio has a stepped fee schedule. As a result, the portfolio's management fee rate decreases with the following asset levels:

First $250 Million   1.50%
Next $250 Million    1.20%
Over $500 Million    1.10%

(10) The portfolio has a stepped fee schedule. As a result, the portfolio's management fee rate decreases with the following asset levels:

First $250 Million   0.90%
Next $250 Million    0.85%
Over $500 Million    0.80%


ADDITIONAL INFORMATION ABOUT THE CONTRACTS
Your Right To Examine This Contract


You have a right to examine and cancel the contract. Your cancellation request must be postmarked by the latest of the following dates:

o   10 days after You receive Your contract,
o   10 days after We mail You a notice of this right, or
o   45 days after You sign the contract application.

If You cancel Your contract during this period, then We will return Your contract fund plus all of the charges We have deducted from premiums or from the investment divisions or the contract fund. Expenses of the portfolios are not returned. The contract fund will reflect both the positive and negative investment performance of the investment divisions chosen by You in the contract application. See "Your Right To Examine The Contract" on page 62.

Your Contract Can Lapse

Your contract remains in force if the net cash surrender value can pay the monthly charges. In addition, during the minimum premium period, Your contract will remain in force as long as You meet the applicable minimum premium requirements. However, the contract can lapse (1) during the minimum premium period if You do not meet the mimimum premium requirement and (2) after the minimum premium period no matter how much You pay in premiums, if the net cash surrender value is insufficient to pay the monthly charges (subject to the grace period). See "Your Contract Can Lapse" on page 62.

Tax Effects of Variable Executive Universal Life

We believe that a contract issued on the basis of a standard rate class should qualify as a life insurance contract for federal income tax purposes. It is unclear whether a contract issued on a substandard basis would qualify as a life insurance contract, particularly if You pay the full amount of premiums permitted under the contract. If a contract does not satisfy Section 7702 of the Internal Revenue Code (defining life insurance for tax purposes), We will take appropriate and reasonable steps to try to get the contract to comply with
Section 7702.

If a contract qualifies as a life insurance contract for federal income tax purposes, then the death benefit payment generally is not subject to federal income tax. In addition, under current federal tax law, You do not have to pay income tax on any increases in Your contract fund as long as they remain in Your contract.

A contract may be treated as a "MEC" depending upon the amount of premiums paid in relation to the death benefit. If the contract is a MEC, then all pre-death distributions, including withdrawals and contract loans, will be treated first as distributions of taxable income and then as a return of Your investment in the contract. In addition, prior to age 59 1/2, such distributions generally will be subject to a 10% penalty tax.

If the contract is not a MEC, distributions generally will be treated first as a return of Your investment in the contract and then as a distribution of taxable income. Moreover, loans will not be treated as distributions. Finally, distributions and loans from a contract that is not a MEC are not subject to the 10% penalty tax. See "TAX EFFECTS" on page 70.

Inquiries and Correspondence

You can write to Us at Our Executive Office to pay premiums, send correspondence or take any other action, such as transfers between investment division, or changes in specified amount, regarding Your contract. Our Executive Office is located at



                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls SD 57193



You may send correspondence and transaction requests to Us by facsimile or telephone. The procedures We follow for facsimile requests include a written confirmation sent directly to You following any transaction request. We may record all telephone transactions. We will employ reasonable procedures to confirm instructions communicated by telephone or facsimile are genuine. The procedures We follow for transactions initiated by telephone may include requirements that callers identify themselves and the Contract Owner by name, social security number, date of birth of the Owner or the Insured Person, or other identifying information. Accordingly, We disclaim any liability for losses resulting from allegedly unauthorized facsimile or telephone requests that We believe are genuine. Facsimile and telephone correspondence and transaction requests may not always be available. Facsimile and telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay Our receipt of Your request. If You are experiencing problems, You should make Your correspondence and transaction request in writing. There are risks associated with requests made by facsimile or telephone when the original request is not sent to Our Executive Office. You bear those risks.


State Variations


Certain provisions of the policies may be different than the general description in the prospectus, and certain riders and options may not be available, because of legal restrictions in Your state. See Your contract for specific variations since any such variations will be included in Your contract or in riders or endorsements attached to Your contract. See Your agent or contact Our Executive Office for additional information that may be applicable to Your state.

Tax-Free "Section 1035" Exchanges

You can generally exchange one life insurance contract for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, You should compare both contracts carefully. Remember that if You exchange another contract for the one described in this prospectus, You might have to pay a surrender charge and income taxes, including a possible penalty tax, on Your old contract, and there will be a new surrender charge period for this contract and other charges may be higher (or lower) and the benefits may be different. You should not exchange another contract for this one unless You determine, after knowing all the facts, that the exchange is in Your best interest and not just better for the person trying to sell You this contract (that person will generally earn a commission if You buy this contract through an exchange or otherwise).



                          PART 2: DETAILED INFORMATION
                                 ABOUT VARIABLE
                            EXECUTIVE UNIVERSAL LIFE
INSURANCE FEATURES


This prospectus describes Our Variable Executive Universal Life contract. There may be contractual variances because of requirements of the state where Your contract is delivered.

How the Contracts Differ From Whole Life Insurance

Variable Executive Universal Life (VEUL) provides insurance coverage with flexibility in death benefits and premium payments. It enables You to respond to changes in Your life and to take advantage of favorable financial conditions. VEUL differs from traditional whole life insurance because You may choose the amount and frequency of premium payments, within limits.

In addition, VEUL has two types death benefit options. You may switch back and forth between these options. Variable Executive Universal Life also allows You to change the face amount without purchasing a new insurance contract. However, evidence of insurability may be required.

VEUL is "variable" life insurance because the contract fund and other benefits will vary up or down depending on the investment performance of the investment divisions that You select. You bear the risk of poor investment performance, but You get the benefit of good performance.


Application for Insurance


To apply for a contract You must submit a completed application. We decide whether to issue a contract based on the information in the application and Our standards for issuing insurance and classifying risks. If We decide not to issue a contract, then We will return the premiums paid plus interest credited. The maximum issue age is 80.

There may be delays in Our receipt of applications that are outside of Our control because of the failure of the selling broker-dealer or life insurance agent to forward the application to Us promptly, or because of delays in determining that the contract is suitable for You. Any such delays will affect when Your contract can be issued and when Your premium is allocated among Our General Account and/or investment divisions.

We offer other variable life insurance policies that have different death benefits, contract features, and optional benefits. However, these other policies also have different charges that would affect Your investment performance and contract fund. To obtain more information about these other policies, contact Our Executive Office.


Death Benefit

We pay the death benefit to the beneficiary when the insured person dies (outstanding indebtedness will be deducted from the proceeds). As the owner, You may choose between two death benefit options:

o Option 1 provides a benefit that equals the face amount of the contract. This "level" death benefit is for owners who prefer insurance coverage that does not vary in amount and has lower insurance charges. Except as described below, the option 1 death benefit is level or fixed at the face amount.

o Option 2 provides a benefit that equals the face amount of the contract plus the contract fund on the day the insured person dies. This "variable" death benefit is for owners who prefer to have investment performance reflected in the amount of their insurance coverage. Under Option 2, the value of the death benefit fluctuates with Your contract fund.

Under both options, Federal tax law may require a greater benefit. This benefit is a percentage multiple of Your contract fund. The percentage declines as the insured person gets older (this is referred to as the "corridor" percentage). This minimum death benefit will be Your contract fund on the day the insured person dies multiplied by the percentage for his or her age. For this purpose, age is the attained age (last birthday) at the beginning of the contract year of the insured person's death.

The percentages are shown below:



                                                        Table of Death Benefits
                                                     Based on Contract Fund
  If the Insured        The Death Benefit Will Be At Least             If the Insured     The Death Benefit Will Be At Least Equal
  Person's Age Is          Equal To This Percent Of The               Person's Age Is        To This Percent Of The Contract Fund
       This                    PolicyContract Fund                          This

       0-40                            250%                                  60                             130%
        41                             243%                                  61                             128%
        42                             236%                                  62                             126%
        43                             229%                                  63                             124%
        44                             222%                                  64                             122%
        45                             215%                                  65                             120%
        46                             209%                                  66                             119%
        47                             203%                                  67                             118%
        48                             197%                                  68                             117%
        49                             191%                                  69                             116%
        50                             185%                                  70                             115%
        51                             178%                                  71                             113%
        52                             171%                                  72                             111%
        53                             164%                                  73                             109%
        54                             157%                                  74                             107%
        55                             150%                                75- 90                           105%
        56                             146%                                  91                             104%
        57                             142%                                  92                             103%
        58                             138%                                  93                             102%
        59                             134%                                  94                             101%
                                                                           95-99                            100%


These percentages are based on federal income tax law which requires a minimum death benefit, in relation to contract fund, for Your contract to qualify as life insurance.

For example, assume the insured person is 55 years old and the face amount is $150,000. The "corridor percentage" at that age is 150%. Under Option 1, the death benefit will generally be $150,000. However, when the contract fund is greater than $100,000, the corridor percentage applies and the death benefit will be greater than $200,000 (since 150% of $100,000 equals $200,000). In this case, at age 55, We multiply the contract fund by a factor of 150%. So if the contract fund were $110,000, then the death benefit would be $165,000.


Under Option 2, the death benefit is the face amount plus the contract fund. In this example, if a 55 year-old had a face amount of $150,000 and a contract fund of $300,000, then the death benefit would be $400,000. This figure results from either: (a) adding the face amount to the contract fund or (b) multiplying the contract fund by the corridor percentage. For all contract funds higher than this level, the corridor percentage would apply. Therefore, for every $1.00 added to the contract fund above $300,000, the death benefit would increase by $1.50 (at that age).

Under either option, the length of time Your contract remains in force depends on the net cash surrender value of Your contract and whether You meet the minimum premium period requirements. Your coverage lasts as long as Your net cash surrender value can cover the monthly deductions from Your contract fund. In addition, during the minimum premium period, Your contract remains in force if the sum of Your premium payments (minus any loans or withdrawals) is greater than the sum of the monthly minimum premiums for all of the contract months since the contract was issued.

The investment performances of the investment divisions and the interest earned in the General Account affect Your contract fund. Therefore, the returns from these investment options can affect the length of time Your contract remains in force.

The minimum initial face amount is $150,000.

Notice and Proof of Death

We require satisfactory proof of the insured person's death before We pay the death benefit. That can be a certified copy of a death certificate, a written statement by the attending physician, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to Us.

Payment of Death Benefits


In most cases, when a death benefit is paid in a lump sum We will pay the death benefit by establishing an interest bearing account, called the "Midland Access Account" for the beneficiary, in the amount of the death benefit proceeds. We will send the beneficiary a checkbook and the beneficiary will have access to the account simply by writing a check for all or any part of the amount of the death benefit. The Midland Access Account is part of Our General Account. It is not a bank account and it is not insured by the FDIC or any government agency. As part of Our General Account, it is subject to the claims of Our creditors. We receive a benefit from all amounts left in the Midland Access Account.


Maturity Benefit


If the insured person is still living on the maturity date, We will pay You the contract fund minus any outstanding loans. The contract will then end. The maturity date is the contract anniversary after the insured person's 100th birthday. In certain circumstances, You may extend the maturity date (doing so may have tax consequences). See "Maturity Date" on page 64.

Changes In Variable Executive Universal Life

Variable Executive Universal Life gives You the flexibility to choose from a variety of strategies that enable You to increase or decrease Your insurance protection.


A reduction in face amount lessens the emphasis on a contract's insurance coverage by reducing both the death benefit and the amount of pure insurance provided. The amount of pure insurance is the difference between the contract fund and the death benefit. This is the amount of risk We take. A reduced amount at risk results in lower cost of insurance deductions from Your contract fund.

A partial withdrawal reduces the contract fund and may reduce the death benefit, while providing You with a cash payment, but generally does not reduce the amount at risk. Choosing not to make premium payments may have the effect of reducing the contract fund. Under death benefit option 1, reducing the contract fund increases the amount at risk (thereby increasing the cost of insurance deductions) while leaving the death benefit unchanged; under death benefit option 2, reducing the contract fund decreases the death benefit while leaving the amount at risk unchanged. Increases in the face amount have the exact opposite effect of decreases.

Changing The Face Amount of Insurance


You may change the face amount of Your contract by sending a written request to Our Executive Office. You can only change the face amount twice each contract year. All changes are subject to Our approval and to the following conditions.

For increases:

o     Increases in the face amount must be at least $25,000.

o To increase the face amount, You must provide satisfactory evidence of insurability. If the insured person has become a more expensive risk, then We charge higher cost of insurance charges for the additional amounts of insurance (We may change this procedure in the future).

o Monthly cost of insurance deductions from Your contract fund will increase. There will also be a surrender charge increase and a minimum premium increase. These begin on the date the face amount increase takes effect.

o The right to examine this contract does not apply to face amount increases. (It only applies when You first buy the contract.)

For decreases:

o You cannot reduce the face amount below the minimum We require to issue this contract at the time of the reduction.

o Monthly cost of insurance deductions from Your contract fund will decrease.

o The federal tax law may limit a decrease in the face amount. If that limit applies, then Your new death benefit will be Your contract fund multiplied by the corridor percentage the federal tax law specifies for the Insured's age at the time of the change.

o If You request a face amount decrease after You have already increased the face amount at substandard (i.e., higher) cost of insurance charges, and the original face amount was at standard cost of insurance charges, then We will first decrease the face amount that is at substandard higher cost of insurance charges. We may change this procedure.



Changing the face amount may have tax consequences. See "TAX EFFECTS" on page
70.


Changing Your Death Benefit Option


You may change Your death benefit option by sending a written request to Our Executive Office. We require satisfactory evidence of insurability to make this change.

If You change from option 1 to option 2, the face amount decreases by the amount of Your contract fund on the date of the change. This keeps the death benefit and amount at risk the same as before the change. We may not allow a change in death benefit option if it would reduce the face amount below the minimum We require to issue this contract at the time of the reduction.

If You change from option 2 to option 1, then the face amount increases by the amount of Your contract fund on the date of the change. These increases and decreases in face amount are made so that the amount of the death benefit remains the same on the date of the change. When the death benefit remains the same, there is no change in the net amount at risk. This is the amount on which the cost of insurance charges are based.

Changing the death benefit option may have tax consequences. See "TAX EFFECTS" on page 70.



When Contract Changes Go Into Effect


Any changes in the face amount or the death benefit option will go into effect on the monthly anniversary following the date We approved Your request. After Your request is approved, You will receive a written notice showing each change. You should attach this notice to Your contract. We may also ask You to return Your contract to Us at Our Executive Office so that We can make a change. We will notify You if We do not approve a change You request. For example, We might not approve a change that would disqualify Your contract as life insurance for income tax purposes.

Contract changes may have negative tax consequences. See "TAX EFFECTS" on page
70. You should consult a tax advisor before making any change.

Flexible Premium Payments

You may choose the amount and frequency of premium payments, within the limits described below.

Even though Your premiums are flexible, Your contract information page will show a "planned" periodic premium. You determine the planned premium when You apply and can change them at any time. You will specify the frequency to be on a quarterly, semi-annual or annual basis. Planned periodic premiums may be monthly if paid by pre-authorized check. Premiums may be bi-weekly if paid by Civil Service Allotment. The planned premiums may not be enough to keep Your contract in force.



The insurance goes into effect when We receive Your initial minimum premium payment (and approve Your application). We determine the initial minimum premium based on:

1) the age, sex, and premium class of the insured person,
2) the initial face amount of the contract, and
3) any additional benefits selected.


All premium payments should be payable to "Midland". After Your first premium payment, all additional premiums should be sent directly to Our Executive Office.

We will send You premium reminders based on Your planned premium schedule. You may make the planned payment, skip the planned payment, or change the frequency or the amount of the payment. Generally, You may pay premiums at any time. Amounts must be at least $50, unless made by a pre-authorized check. Amounts made by a pre-authorized check can be as low as $30.

Payment of the planned premiums does not guarantee that Your contract will stay in force. Additional premium payments may be necessary. The planned premiums increase when the face amount of insurance increases. This includes increases resulting from the Automatic Benefit Increase provision. (See "Automatic Benefit Increase Provision" on page 38 for details on how and when the increases are applied.)

If You send Us a premium payment that would cause Your contract to cease to qualify as life insurance under Federal tax law, We will notify You and return that portion of the premium that would cause the disqualification.

Premium Provisions During The Minimum Premium Period. During the minimum premium period, You can keep Your contract in force by meeting a minimum premium requirement. The minimum premium period lasts until the 5th contract anniversary. A monthly minimum premium is shown on Your contract information page. (This is not the same as the planned premiums.) The minimum premium requirement will be satisfied if the sum of premiums You have paid, less Your loans or withdrawals, is more than the sum of the monthly minimum premiums required to that date. The minimum premium increases when the face amount increases.

During the minimum premium period, Your contract will enter a grace period and lapse if:

o the net cash surrender value cannot cover the monthly deductions from Your contract fund; and

o the premiums You have paid, less Your loans or withdrawals, are less than the total monthly minimum premiums required to that date.



This contract lapse can occur even if You pay all of the planned premiums.

Premium Provisions After The Minimum Premium Period. After the minimum premium period, Your contract will enter a grace period and lapse if the net cash surrender value cannot cover the monthly deductions from Your contract fund. Paying Your planned premiums may not be sufficient to maintain Your contract because of investment performance, charges and deductions, contract changes or other factors. Therefore, additional premiums may be necessary to keep Your contract in force.

Allocation of Premiums


Each net premium will be allocated to the investment divisions or to Our General Account on the day We receive it (except that any premium received before We issue the contract will not be allocated or invested until We issue the contract
- the "record date"). The net premium is the premium minus a sales charge, a premium tax charge and any expense charges. Each net premium is put into Your contract fund according to Your instructions. Your contract application may provide directions to allocate net premiums to Our General Account or the investment divisions. You may not allocate Your contract fund to more than 10 investment divisions at any one point in time. Your allocation instructions will apply to all of Your premiums unless You write to Our Executive Office with new instructions. Allocation percentages may be any whole number from 0 to 100. The sum of the allocation percentages must equal 100. Of course, You may choose not to allocate a premium to any particular investment division. See "THE GENERAL ACCOUNT" on page 53.

Additional Benefits

You may include additional benefits in Your contract. Certain benefits result in an additional monthly deduction from Your contract fund. You may cancel these benefits at any time. However, canceling these benefits may have adverse tax consequences and You should consult a tax advisor before doing so. The following briefly summarizes the additional benefits that are currently available:

(1) Disability Waiver Benefit: With this benefit, We waive monthly charges from the contract fund if the insured person becomes totally disabled on or after his/her 15th birthday and the disability continues for at least 6 months. If a disability starts before the contract anniversary following the insured person's 60th birthday, then We will waive monthly deductions for as long as the disability continues.



(2) Monthly Disability Benefit: With this benefit, We pay a set amount into Your contract fund each month (the amount is on Your contract information page). The benefit is payable when the insured person becomes totally disabled on or after their 15th birthday and the disability continues for at least 6 months. The disability must start before the contract anniversary following the insured person's 60th birthday. The benefit will continue until the insured person reaches age 65. If the amount of benefit paid into the contract fund is more than the amount allowed under the income tax code, the monthly benefit will be paid to the insured.

(3) Accidental Death Benefit: We will pay an additional benefit if the insured person dies from a physical injury that results from an accident, provided the insured person dies before the contract anniversary that is within a half year of his or her 70th birthday.

(4) Children's Insurance Rider: This benefit provides term life insurance on the lives of the insured person's children. This includes natural children, stepchildren and legally adopted children, between the ages of 15 days and 21 years. They are covered until the insured person reaches age 65 or the child reaches age 25.

(5) Family Insurance Rider: This benefit provides term life insurance on the insured person's children as does the Children's Insurance. It also provides decreasing term life insurance on the insured's spouse.

(6) Additional Insured Rider: You may provide term insurance for another person, such as the insured person's spouse, under Your contract. A separate charge will be deducted for each additional insured.

(7) Guaranteed Insurability Rider: This benefit provides for additional amounts of insurance without further evidence of insurability.

(8) Living Needs Rider: This benefit provides an accelerated death benefit as payment of an "Advanced Sum," in the event the insured person is expected to die within 12 months (or a longer period if required by state law).

You can choose the amount of the death benefit amount to accelerate at the time of the claim. The maximum advanced sum is 50% of the eligible death benefit (which is the death benefit of the contract plus the sum of any additional death benefits on the life of the insured person provided by any eligible riders). Currently, there is a maximum of $250,000 and a minimum of $5,000.

There is no charge for this benefit prior to the time of a payment. The amount of the advanced sum is reduced by expected future interest and may be reduced by a charge for administrative expenses.



On the day We pay the accelerated benefit, We will reduce the following in proportion to the reduction in the eligible death benefit:

a. the death benefit of the contract and of each eligible rider
b. the face amount
c. any contract funds
d. any outstanding loan

When We reduce the contract fund, We allocate the reduction based on the proportion that Your unloaned amounts in the General Account and Your amounts in the investment divisions bear to the total unloaned portion of Your contract fund.

Pursuant to the Health Insurance Portability and Accountability Act of 1996, We believe that for federal income tax purposes an advanced sum payment made under the living needs rider should be fully excludable from the gross income of the beneficiary, as long as the beneficiary (the taxpayer) is the insured person under the contract (except in certain business contexts. You should consult a tax adviser if such an exception should apply.) The tax consequences associated with reducing the death benefit after We pay an accelerated death benefit are unclear, however. You should consult a qualified tax advisor about the consequences of adding this rider to a contract or requesting an advanced sum payment under this rider.


Automatic Benefit Increase Provision

The Automatic Benefit Increase (ABI) provision is a contract rider that allows for face amount increases to keep pace with inflation. All standard issues of regularly underwritten policies issued after May 1, 1998, include the ABI provision, except where the issue age of the primary insured is older than 55. In addition, the ABI provision is not included where the billing mode is military government allotment, Civil Service Allotment or list bill.



The ABI can automatically increase Your face amount every two years, based on increases in the Consumer Price Index. The increases will occur on the 2nd contract anniversary and every two years thereafter, unless You reject an increase. The increases continue until the rider terminates. We send You a notice about the increase amounts at least 30 days before the increase date. You have the right to reject any increase in face amount by sending Us a notice before it takes effect. If You reject an increase, then the ABI provision terminates. (See Your ABI rider for exact details.)

We calculate each face amount increase under the ABI provision as follows:
(a)  The eligible face amount, multiplied by
(b)  The Consumer Price Index 5 months before the increase date, divided by
(c)  The Consumer Price Index 29 months before the increase date, minus
(d)  The eligible face amount from part (a).

The eligible face amount is the sum of the portions of the face amount of insurance that are in the non-smoker, ordinary or preferred premium class.

The maximum increase is the lesser of $50,000 or 20% of the eligible face amount. The ABI provision automatically terminates once the total of the increases is more than twice the initial face amount. The Consumer Price Index is the U.S. Consumer Price Index for all urban consumers as published by the U.S. Department of Labor. (See Your contract for more details on this index.)

The ABI provision does not require separate monthly charges, but it does affect the amount of Your monthly cost of insurance charge by increasing Your face amount. (See "Deductions From Your Contract Fund" on page 56.) ABI increases also increase the planned and minimum premiums. (See Your ABI Rider and Your Base Contract Contract Form for exact details.)

The Automatic Benefit Increase Provision may have tax consequences. Consult Your tax advisor for questions.

SEPARATE ACCOUNT INVESTMENT CHOICES
Our Separate Account And Its Investment Divisions

The "Separate Account" is Our Separate Account A, established under the insurance laws of the State of Iowa. It is a unit investment trust registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 but this registration does not involve any SEC supervision of its management or investment policies. The Separate Account meets the definition of a "Separate Account" under the federal securities laws. The Separate Account has a number of investment divisions, each of which invests in the shares of a corresponding portfolio of the funds. You may allocate part or all of Your net premiums to ten of the thirty-four investment divisions of Our Separate Account.

The Funds

Each of the 30 portfolios available under the contract is a "series" of one of the following investment companies:

1. Fidelity's Variable Insurance Products Fund, Initial Class,
2. American Century Variable Portfolios, Inc.,
3. MFS(R)Variable Insurance Trusts,
4. Lord Abbett Series Fund, Inc.,
5. Alger American Funds,
6. Van Eck Worldwide Insurance Trust,
7. LEVCO Series Trust, and
8. INVESCO Variable Investment Funds, Inc.

The funds' shares are bought and sold by Our Separate Account at net asset value. More detailed information about the funds and their investment objectives, policies, risks, expenses and other aspects of their operations, appear in their prospectuses, which accompany this prospectus.

Midland may from time to time receive revenue from the funds and/or from their managers. The amounts of the revenue, if any, may be substantial and may vary between funds and portfolios and may be based on the amount of Midland's investments in the funds. Currently these revenues range form 0.10% to 0.25% of Midland's investment in the funds.


Investment Policies Of The Portfolios

Each portfolio tries to achieve a specified investment objective by following certain investment policies. A portfolio's objectives and policies affect its returns and risks. Each investment division's performance depends on the experience of the corresponding portfolio. The objectives of the portfolios are as follows:

Portfolio                                             Objective
VIP Money Market Portfolio                            Seeks as high a level of current income as is consistent with preservation of capital and liquidity by investing in U.S.
                                                      dollar-denominated money market securities.

VIP High Income Portfolio                             Seeks a high level of current income by investing primarily in income-producing debt securities while also considering growth of capital. Contract owners should understand that the fund's unit price may be volatile due to the nature of the high yield bond marketplace.

VIP Equity-Income Portfolio                           Seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the investment manager will consider the potential for capital appreciation. The
                                                      Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's Composite
                                                      Index of 500 Stocks.
VIP Growth Portfolio                                  Seeks capital appreciation by investing in common stocks. The adviser invests the fund's assets in companies the adviser believes have above-average growth potential.
VIP Mid Cap Portfolio                                 Seeks long term growth of capital.
VIP Overseas Portfolio                                Seeks long-term growth of capital, primarily through investments in foreign securities.

VIP Asset Manager Portfolio                           Seeks high total return with reduced risk over the long term by allocating its assets among domestic and foreign stocks, bonds and short-term instruments.
VIP Investment Grade Bond Portfolio                   Seeks as high a level of current income as is consistent with the preservation of capital by investing in U.S. dollar-denominated investment-grade bonds.
VIP Contrafund(R) Portfolio                           Seeks to achieve capital appreciation over the long term by investing in common stocks and securities of companies whose value the manager believes is not fully recognized by the public.
VIP Asset Manager: Growth Portfolio                   Seeks to maximize total return by allocating its assets among stocks, bonds, short-term instruments, and other investments.
VIP    Index 500 Portfolio                            Seeks to provide investment results that correspond to the total return of common stocks publicly traded in the United States by duplicating the composition and total return of the Standard & Poor's
                                                      Composite Index of 500 Stocks.
VIP Growth & Income Portfolio                         Seeks high total return, combining current income and capital appreciation. Invests mainly in stocks that pay current dividends and show potential for capital appreciation.
VIP Balanced Portfolio                                Seeks both income and growth of capital. When the investment manager's outlook is neutral, it will invest approximately 60% of the fund's assets in equity securities and will always invest at least
                                                      25% of the fund's assets in fixed-income senior securities.
VIP     Growth Opportunities Portfolio                Seeks capital growth by investing primarily in common stocks.
                                                      Although the fund invests primarily in common stocks, it has the ability to purchase other securities, including bonds, which may be lower-quality debt securities.

American Century VP Capital Appreciation Portfolio    Seeks capital growth by investing primarily in common stocks that management considers to have better-than-average prospects for appreciation.
American Century VP Value Portfolio                   Seeks long-term capital growth with income as a secondary objective.
                                                      Invests primarily in equity securities of well-established companies that management believes to be under-valued.
American Century VP Balanced Portfolio                Seeks capital growth and current income. Invests approximately 60 percent of its assets in common stocks that management considers to have better than average potential for appreciation and the rest in fixed income securities.
American Century VP International Portfolio           Seeks capital growth by investing primarily in securities of foreign companies that management believes to have potential for appreciation
American Century VP Income & Growth Portfolio         Seeks dividend growth, current income and capital appreciation.  The
                                                      Portfolio will seek to achieve its investment objective by investing in common stocks
MFS VIT Emerging Growth Series                        Seeks to provide long-term growth of capital.


MFS VIT Research Series                               Seeks to provide long-term growth of capital and future income.
MFS VIT Investors Trust Series                        Seeks mainly to provide long-term
                                                      growth of capital and secondarily to provide reasonable current income.


MFS VIT New Discovery Series                          Seeks capital appreciation
Lord Abbett VC Growth and Income Portfolio            Seeks long-term growth of capital and income without excessive fluctuation in market value
Lord Abbett VC Mid-Cap Value Portfolio                Seeks capital appreciation through investments, primarily in equity securities which are believed to be undervalued in the marketplace
Lord Abbett VC International Portfolio                Seeks long-term capital appreciation. Invests primarily in equity securities of non-U.S. issuers.

Alger American Small Capitalization Portfolio         Seeks long-term capital appreciation.  It focuses on
                                                      small, fast growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the portfolio invests primarily in the equity securities of small capitalization companies.  A small capitalization company is one that has a market capitalization within the range of the Russell 2000 Growth Index or the S&P SmallCap 600 Index.
Alger American MidCap Growth Portfolio                Seeks long-term capital appreciation.  It focuses on
                                                      midsize companies with promising growth potential.  Under normal circumstances, the portfolio invests primarily in the equity securities of companies having a market capitalization within the range of companies in the S&P MidCap 400 Index.
Alger American Growth Portfolio                       Seeks long-term capital appreciation.  It focuses on
                                                      growing companies that generally have broad product lines, markets, financial resources and depth of management.  Under normal circumstances, the portfolio invests primarily in the equity securities of large companies.  The portfolio considers a large company to have a market capitalization of $1 billion or greater.
Alger American Leveraged AllCap Portfolio             Seeks long-term capital appreciation by investing. Under normal circumstances, the portfolio invests in the equity securities of companies of any size which demonstrate promising growth potential.
                                                      The portfolio can leverage, that is, borrow money, up to one-third of its total assets to buy additional securities.  By borrowing money, the portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.
Van Eck Worldwide Hard Assets Fund                    Seeks long-term capital appreciation by investing primarily in "hard asset securities."  Income is a secondary consideration.  Hard asset securities are the stocks, bonds, and other securities of companies that derive at least 50% of gross revenue or profit from exploration, development, production or distribution of precious metals, natural resources, real estate, and commodities.

LEVCO Equity Value Fund                               Seeks long-term growth of capital by normally investing at least 85%
                                                      of its total assets in common stocks and other securities having equity characteristics, in issuers with market capitalizations of greater than $2 billion.

INVESCO VIF-Financial Services Fund                   Seeks to make an investment grow by aggressive management.  The Fund invests primarily in equity securities of companies involved in the financial services sector.

INVESCO VIF-Health Sciences Fund                      Seeks to make an investment grow by aggressive management.  The Fund invests primarily in equity securities of companies that develop, produce, or distribute products or services related to health care.

Fidelity Management & Research Company manages the VIP portfolios. American Century Investment Management, Inc. manages the American Century VP Portfolios. MFS(R)Services Company manages the MFS Variable Insurance Trusts. Lord Abbett & Co. manages the Lord Abbett Series Fund, Inc. Fred Alger Management, Inc. manages the Alger American Portfolios. Van Eck Global manages the Van Eck Worldwide Insurance Trust. John A. Levin & Co., Inc. manages the LEVCO Series Trust. INVESCO Funds Group, Inc. manages the INVESCO Variable Insurance Funds, Inc.



The fund portfolios available under these contracts are not available for purchase directly by the general public, and are not the same as the mutual funds with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of the portfolios are very similar to the investment objectives and policies of other (publicly available) mutual fund portfolios that have very similar or nearly identical names and that are or may be managed by the same investment advisor or manager. Nevertheless, the investment performance and results of any of the funds' portfolios that are available under the contracts may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the available portfolios will be comparable to the investment results of any other portfolio or mutual fund, even if the other portfolio or mutual fund has the same investment advisor or manager and the same investment objectives and policies and a very similar or nearly identical name.

USING YOUR CONTRACT FUND
The Contract Fund


Your contract fund is the sum of Your amounts in the various investment divisions and in the General Account (including any amount in Our General Account securing a contract loan). Your contract fund reflects various charges. See "DEDUCTIONS AND CHARGES" on page 54. Monthly deductions are made beginning on the contract date and on the first day of each contract month. Transaction and surrender charges are made on the effective date of the transaction. Charges against Our Separate Account are reflected daily.

We guarantee amounts allocated to the General Account. There is no guaranteed minimum contract fund for amounts allocated to the investment divisions of Our Separate Account. An investment division's performance will cause Your contract fund to go up or down. You bear that investment risk.


Amounts In Our Separate Account


Amounts allocated or transferred to the investment divisions are used to purchase accumulation units. Accumulation units of an investment division are purchased when You allocate premiums, repay loans or transfer amounts to that division. Accumulation units are redeemed when You make withdrawals or transfer amounts from an investment division (including transfers for loans), when We make monthly deductions and charges, and when We pay the death benefit. The number of accumulation units purchased or redeemed in an investment division is calculated by dividing the dollar amount of the transaction by the division's accumulation unit value at the end of that day. The value You have in an investment division is the accumulation unit value times the number of accumulation units credited to You. The number of accumulation units credited to You will not vary because of changes in accumulation unit values.

How We Determine The Accumulation Unit Value

We determine accumulation unit values for the investment divisions at the end of each business day. Accumulation unit values fluctuate with the investment performance of the corresponding portfolios of the funds. They reflect investment income, the portfolio's realized and unrealized capital gains and losses, the funds' expenses, and Our deductions and charges. The accumulation unit value for each investment division is set at $10.00 on the first day there are contract transactions in Our Separate Account associated with these contracts. After that, the accumulation unit value for any business day is equal to the accumulation unit value for the previous business day multiplied by the net investment factor for that division on that business day.

We determine the net investment factor for each investment division every business day as follows:

o We take the value of the shares belonging to the division in the corresponding fund portfolio at the close of business that day (before giving effect to any contract transactions for that day, such as premium payments or surrenders). We use the share value reported to Us by the fund.

o We add any dividends or capital gains distributions paid by the portfolio on that day.

o We divide this amount by the value of the amounts in the investment division at the close of business on the preceding business day (after giving effect to any contract transactions on that day).



o We subtract a daily asset charge for each calendar day between business days (for example, a Monday calculation may include charges for Saturday and Sunday). The daily charge is .0024547%, which is an effective annual rate of 0.90%. We currently intend to reduce this charge to 0.50% after the 10th contract year. (This reduction is not guaranteed.) (See "Charges Against The Separate Account Risks" on page 55.)


o We may subtract any daily charge for taxes or amounts set aside as tax reserves.

Contract Fund Transactions

The transactions described below may have different effects on Your contract fund, death benefit, face amount or cost of insurance charges. You should consider the net effects before making any contract fund transactions. Certain transactions have fees. Remember that upon completion of these transactions, You may not have Your contract fund allocated to more than 10 investment divisions.

Transfers Of Contract Fund


You may transfer amounts among the investment divisions and between the General Account and any investment divisions. To make a transfer of contract fund, write to Our Executive Office. Currently, You may make an unlimited number of free transfers of contract fund in each contract year. But We reserve the right to assess a $25 charge after the 12th transfer in a contract year. If We charge You for making a transfer, then We will allocate the charge as described under "Deductions and Charges - How Contract Fund Charges Are Allocated" on page 58. Although a single transfer request may include multiple transfers, it will be considered a single transfer for fee purposes.



Transfer requests received before 3:00 p.m. (Central Time) will take effect on the same day if that day is a business day. Otherwise, the transfer request will take affect on the business day following the day We receive Your request. The unit values are determined on the day the transfer takes affect. The minimum transfer amount is $200. The minimum amount does not have to come from or be transferred to just one investment division. The only requirement is that the total amount transferred that day equals the transfer minimum.



The total amount that can be transferred from the General Account to the Separate Account, in any contract year, cannot exceed the larger of:

1. 25% of the unloaned amount in the General Account at the beginning of the contract year, or

2.    $25,000 (We reserve the right to decrease this to $1,000).

These limits do not apply to transfers made in a Dollar Cost Averaging program that occurs over a time period of 12 or more months.

Transfer requests received before 3:00 p.m. (Central Time) will take effect on the same day if that day is a business day. Otherwise, the transfer request will take affect on the business day following the day We receive Your request. The unit values are determined on the day the transfer takes affect. The minimum transfer amount is $200. The minimum amount does not have to come from or be transferred to just one investment division. The only requirement is that the total amount transferred that day equals the transfer minimum.

Market Timing and Excessive Trading Limits

The contracts are first and foremost life insurance policies. They are designed for long-term financial planning, and are not designed for or appropriate for market timers or other persons that use programmed, large, or frequent transfers. The use of such transfers can be disruptive to any underlying portfolio and harmful to other contract owners invested in the portfolio. We therefore reserve the right to reject any transfer request (or premium payment) from any person if, in Our judgment, it has the potential to adversely affect an underlying portfolio or other contract owners or if an underlying portfolio objects to or would reject Our transaction order. We may impose severe restrictions on transfers or even prohibit them for particular contract owners who, in Our view, have abused or appear likely to abuse the transfer privilege.

We may apply restrictions in any manner reasonably designed to prevent transfers that We consider disadvantageous to other owners.

Dollar Cost Averaging

The Dollar Cost Averaging (DCA) program enables You to make monthly transfers of a predetermined dollar amount from the DCA source account (any investment division or the General Account) into one or more of the investment divisions. By allocating monthly, as opposed to allocating the total amount at one time, You may reduce the impact of market fluctuations. This plan of investing does not insure a profit or protect against a loss in declining markets. The minimum monthly amount to be transferred using DCA is $200.

You can elect the DCA program at any time. You must complete the proper request form, and there must be a sufficient amount in the DCA source account. The minimum amount required in the DCA source account for DCA to begin is the sum of $2,400 and the minimum premium. You can get a sufficient amount by paying a premium with the DCA request form, allocating premiums, or transferring amounts to the DCA source account. The DCA election will specify:



a.    The DCA source account from which DCA transfers will be made,

b. That any money received with the form is to be placed into the DCA source account,

c. The total monthly amount to be transferred to the other investment divisions, and

d.    How that monthly amount is to be allocated among the investment divisions.

The DCA request form must be received with any premium payments You intend to apply to DCA.

Once DCA is elected, additional premiums can be deposited into the DCA source account by sending them in with a DCA request form. All amounts in the DCA source account will be available for transfer under the DCA program. Any premium payments received while the DCA program is in effect will be allocated using the allocation percentages from the DCA request form, unless You specify otherwise. You may change the DCA allocation percentages or DCA transfer amounts twice during a contract year.

If it is requested when the contract is issued, then DCA will start at the beginning of the 2nd contract month. If it is requested after issue, then DCA will start at the beginning of the 1st contract month which occurs at least 30 days after the request is received.


DCA will last until the total monies allocated for DCA are exhausted or until We receive Your written termination request. DCA automatically terminates on the maturity date.

We do not charge any specific fees for You to participate in a DCA program. However, transfers made through a DCA program, which only extends for fewer than 12 months, will be included in counting the number of transfers of contract fund. While We currently allow an unlimited number of free transfers, We do reserve the right to charge for each transfer after the 12th one in any contract year.


We reserve the right to end the DCA program by sending You one month's notice.

Contract Loans


Whenever Your contract has a net cash surrender value, You may borrow up to 92% of the cash surrender value using only Your contract as security for the loan.

We credit You interest on this loaned amount, currently at an annual rate of 6%. After the 10th contract year, You may be able to take zero cost loans provided Your contract's contract fund is large enough. zero cost loans are loans up to the contract fund less the total premiums paid. We guarantee that the annual rate of interest credited on zero cost loans will be equal to the interest rate charged on such loans. At the current time, We are charging 8% on zero cost loans and thus zero cost loans are being credited an annual interest rate of 8%.

A zero cost loan may have tax consequences. See "TAX EFFECTS" on page 70.

You may request a loan by contacting Our Executive Office. You should tell Us how much of the loan You want taken from Your unloaned amount in the General Account or from the Separate Account investment divisions. If You do not tell Us how to allocate Your loan, the loan will be allocated according to Your deduction allocation percentages as described under "How Contract Fund Charges Are Allocated" on page 58. If the loan cannot be allocated this way, then We will allocate it in proportion to the unloaned amounts of Your contract fund in the General Account and each investment division. We will redeem units from each investment division equal in value to the amount of the loan allocated to that investment division (and transfer these amounts to the General Account).

Contract Loan Interest. Currently interest on a contract loan accrues daily at an annual interest rate of 8%. We guarantee We will never charge a rate above 8% per year.


If You request an additional loan, then the outstanding loan and loan interest will be added to the additional loan amount and the original loan will be canceled. Thus, You will only have one outstanding loan.

Interest is due on each contract anniversary. If You do not pay the interest when it is due, then it will be added to Your outstanding loan and allocated based on the deduction allocation percentages for Your contract fund. This means We make an additional loan to pay the interest and will transfer amounts from the General Account or the investment divisions to make the loan. If We cannot allocate the interest based on these percentages, then We will allocate it as described above for allocating Your loan.

Repaying The Loan. You may repay all or part of a contract loan while Your contract is in force. While You have a contract loan, We assume that any money You send Us is meant to repay the loan. If You wish to have any of these payments serve as premium payments, instead then You must tell Us in writing.


You may choose how You want Us to allocate Your repayments. If You do not give Us instructions, We will allocate Your repayments based on Your premium allocation percentages.

The Effects Of A Contract Loan On Your Contract Fund. A loan against Your contract will have a permanent effect on Your contract fund and benefits, even if the loan is repaid. When You borrow on Your contract, We transfer Your loan amount into Our General Account where it earns a declared rate of interest. You cannot invest that loan amount in any Separate Account investment divisions. You may earn more or less on the loan amount, depending on the performance of the investment divisions and whether they are better or worse than the rates declared for the unloaned portion of the General Account.

Your Contract May Lapse. Your loan may affect the amount of time that Your contract remains in force. For example, Your contract may lapse because the loaned amount cannot be used to cover the monthly deductions that are taken from Your contract fund. If these deductions are more than the net cash surrender value of Your contract, then the contract's lapse provisions may apply. Since the contract permits loans up to 92% of the cash surrender value, loan repayments or additional premium payments may be required to keep the contract in force, especially if You borrow the maximum.


Withdrawing Money From Your Contract Fund


You may request a partial withdrawal of Your net cash surrender value by writing to Our Executive Office. There is no deferred sales charge or deferred issue charge on partial withdrawals. Partial withdrawals are subject to certain conditions. They must:

o     be at least $200,

o total no more than 50% of the net cash surrender value in any contract year,

o allow the death benefit to remain above the minimum for which We would issue the contract at that time,

o allow the contract to still qualify as life insurance under applicable tax law.

You may specify how much of the withdrawal You want taken from each investment division. If You do not tell Us, then We will make the withdrawal as described in "Deductions and Charges - How Contract Fund Charges Are Allocated" on page 58.

Requests received before 3:00 p.m. (Central Time) will take effect on the same day if that day is a business day. Otherwise, the request will take effect on the business day following the day We receive Your request. Unit values are determined at the close of business on the day that the request takes effect.

In general, We do not permit You to make a withdrawal on monies for which Your premium check has not cleared Your bank.

Withdrawal Charges. When You make a partial withdrawal more than once in a contract year, a charge of $25 (or 2% of the amount withdrawn, whichever is less), will be deducted from Your contract fund. If You do not give Us instructions for deducting the charge, then it will be deducted as described under "Deductions and Charges - How Contract Fund Charges Are Allocated" on page 58.

The Effects Of A Partial Withdrawal. A partial withdrawal reduces the amount in Your contract fund, the cash surrender value and generally the death benefit on a dollar-for-dollar basis. If the death benefit is based on the corridor percentage multiple, then the death benefit reduction could be greater. If You have death benefit option 1, then We will also reduce the face amount of Your contract so that there will be no change in the net amount at risk. We will send You a new contract information page to reflect this change. Both the withdrawal and any reductions will be effective as of the date We receive Your request at Our Executive Office.

Depending on individual circumstances, a contract loan might be better than a partial withdrawal if You need temporary cash.

Partial withdrawals may have tax consequences. See "TAX EFFECTS" on page 70.


Surrendering Your Contract


You may surrender Your contract for its net cash surrender value while the insured person is living. You do this by sending both a written request and the contract to Our Executive Office. The net cash surrender value equals the cash surrender value minus any loan outstanding (including loan interest). During the first 12 contract years, the cash surrender value is the contract fund minus the Surrender charge. After 12 years, the cash surrender value equals the contract fund. We will compute the net cash surrender value as of the date We receive Your request and contract at Our Executive Office. All of Your insurance coverage will end on that date.

Requests received before 3:00 p.m. (Central Time) will take effect on the same day if that day is a business day. Otherwise, the request will take effect on the business day following the day We receive Your request. Unit values are determined at the close of business on the day that the request takes effect.

Surrendering Your contract may have tax consequences. See "TAX EFFECTS" on page 70.


THE GENERAL ACCOUNT


You may allocate all or some of Your contract fund to the General Account. The General Account pays interest at a declared rate. We guarantee the principal after deductions. The General Account supports Our insurance and annuity obligations. Because of applicable exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933, and the General Account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the General Account nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus for Your information and which relate to the General Account.


You may accumulate amounts in the General Account by:
o allocating net premium and loan payments,
o transferring amounts from the investment divisions,
o obtaining any contract loans, or
o earning interest on amounts You already have in the General Account. This amount is reduced by transfers, withdrawals and allocated deductions.


We pay interest on all Your amounts in the General Account. The annual interest rates will never be less than 3.5%. We may, at ourOur sole discretion, credit interest in excess of 3.5%. You assume the risk that interest credited may not exceed 3.5% per year. We may pay different rates on unloaned and loaned amounts in the General Account. Interest compounds daily at an effective annual rate that equals the annual rate We declared.

You may request a transfer between the General Account and one or more of the investment divisions, within limits. See "Transfers of Contract Fund"on page 47.

The General Account may not be available in all states. Your state of issue will determine if the General Account is available on Your contract. Please check Your contract to see if the General Account is available to You.


DEDUCTIONS AND CHARGES
Deductions From Your Premiums


We deduct a sales charge, a premium tax charge, and in some cases a service charge from each premium. The rest of each premium (called the net premium) is placed in Your contract fund.

Sales Charge. We deduct a 2.5% sales charge from each premium payment. This charge partially reimburses Us for the selling and distributing costs of this contract. These include commissions and the costs of preparing sales literature and printing prospectuses. (We also deduct a deferred sales charge if You surrender Your contract for its net cash surrender value or let Your contract lapse in the first 12 years. See "Surrender Charge" on page 59.)

Since this charge is a percentage of paid premium, the amount of the charge will vary with the amount of premium.

Premium Tax Charge. Some states and other jurisdictions (cities, counties, municipalities) tax premium payments and some levy other charges. We deduct 2.25% of each premium for those tax charges. These tax rates currently range from 0.75% to 4%. We expect to pay at least 2.25% of most premiums in premium tax because of certain retaliatory provisions in the premium tax regulations. The percentage We deduct for premium taxes is an average of what We anticipate owing, and therefore, may exceed the actual rate imposed by Your state, and will be deducted even if Your state does not impose a premium tax. If We pay less, then We may reduce the charge for the premium tax.

This is a tax to Midland so You cannot deduct it on Your income tax return. Since the charge is a percentage of Your premium, the amount of the charge will vary with the amount of the premium.

We may increase this charge if Our premium tax expenses increase. We reserve the right to vary this charge by state. If We make such a change, then We will notify You.

Service Charge. If You have chosen the Civil Service Allotment Mode, then We deduct $.46 from each premium payment. The $.46 covers the extra expenses We incur in processing bi-weekly premium payments.

Charges Against The Separate Account

Fees and charges allocated to the investment divisions reduce the amount in Your contract fund.

Mortality and Expense Risks. We charge for assuming mortality and expense risks. We guarantee that monthly administrative and insurance deductions from Your contract fund will never be greater than the maximum amounts shown in Your contract. The mortality risk We assume is that insured people will live for shorter periods than We estimated. When this happens, We have to pay a greater amount of death benefits than We expected. The expense risk We assume is that the cost of issuing and administering contracts will be greater than We expected. We deduct a daily charge for mortality and expense risks at an effective annual rate of 0.90% of the value of the assets in the Separate Account attributable to Variable Executive Universal Life. We currently intend to reduce this charge to 0.50% after the 10th contract year (this is not guaranteed). The investment divisions' accumulation unit values reflect this charge. See "Using Your Contract Fund - How We Determine The Accumulation Unit Value" on page 46. If the money We collect from this charge is not needed, then We profit. We expect to make money from this charge. To the extent sales expenses are not covered by the sales charge and the deferred sales charge, Our General Account funds, which may include amounts derived from this mortality and expense risk charge, will be used to cover sales expenses.

Tax Reserve. We reserve the right to charge for taxes or tax reserves, which may reduce the investment performance of the investment divisions. Currently, no such charge is made.

Deductions From Your Contract Fund

At the beginning of each contract month (including the contract date), the following three deductions are taken from Your contract fund:

1. Expense Charge: This charge is $6.00 per month (currently We plan to make this deduction for the first 15 contract years only, but We reserve the right to deduct it throughout the life of the contract). This charge covers the continuing costs of maintaining Your contract, such as premium billing and collections, claim processing, contract transactions, record keeping, communications with owners and other expense and overhead items.

2. Charges for Additional Benefits: Monthly deductions are made for the cost of any additional benefits. We may change these charges, but Your contract contains tables showing the guaranteed maximum rates for all of these insurance costs.


3. Cost of Insurance Charge: The cost of insurance charge is Our current monthly cost of insurance rate times the amount at risk at the beginning of the contract month. The amount at risk is the difference between Your death benefit and Your contract fund. If the current death benefit for the month is increased due to the requirements of Federal tax law, then Your amount at risk for the month will also increase. For this purpose, Your contract fund amount is determined before deduction of the cost of insurance charge, but after all of the other deductions due on that date. The amount of the cost of insurance charge will vary from month to month with changes in the amount at risk. We may profit from this charge.

The cost of insurance rate is based on the sex, attained age, and rating class of the insured person at the time of the charge. (In Montana, there are no distinctions based on sex.) We place the insured person that is a standard risk in the following rate classes: preferred non-smoker, non-smoker, and smoker. The insured person may also be placed in a rate class involving a higher mortality risk, known as a substandard class. We may change the cost of insurance rates, but they will never be more than the guaranteed maximum rates set forth in Your contract. The maximum charges are based on the charges specified in the Commissioner's 1980 Standard Ordinary Mortality Table. The table below shows the current and guaranteed maximum monthly cost of insurance rates per $1,000 of amount at risk for a male, preferred, nonsmoker, standard risk at various ages.


    Illustrative Table of Monthly Cost of Insurance Rates
         (Rounded) per $1,000 of Amount at Risk

     Male         Guaranteed              Current
   Attained         Maximum       (Preferred Non-Smoker)
      Age            Rate                  Rate
      ---            ----                  ----
        5            $.07                  $.05
       15             .11                   .10
       25             .13                   .07
       35             .14                   .08
       45             .29                   .17
       55             .69                   .36
       65            1.87                   .74



For example, for a male preferred non-smoker, age 35 with a $150,000 face amount death benefit option 1 contract and an initial premium of $1,000, the first monthly deduction (taken on the date the contract is issued) is $17.92. This example assumes the current monthly expense charge of $6.00 and the current cost of insurance charge of $11.92. The $11.92 is calculated by multiplying the current monthly cost of insurance rate per $1,000 ($0.08) times the amount at risk ($150,000 face less the initial Cash Value of $946.50 which is $1,000 of premium less the $25 for the sales charge less the $22.50 for the premium tax less the $6.00 expense charge). This example assumes that there are no riders or other additional benefits.



The non-smoker cost of insurance rates are lower than the smoker cost of insurance rates. To qualify, an insured must be a standard risk and must meet additional requirements that relate to smoking habits. The reduced cost of insurance rates depends on such variables as the attained age and sex of the insured.

The preferred non-smoker cost of insurance rates are lower than the non-smoker cost of insurance rates. To qualify for the preferred non-smoker class, the insured person must be age 20 or over and meet certain underwriting requirements.

If Variable Executive Universal Life is purchased in connection with an employment-related insurance or benefit plan, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964. In 1983, the United States Supreme Court held that under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

Changes in Monthly Charges. Any changes in the cost of insurance, charges for additional benefits or expense charges will be by class of insured and will be based on changes in future expectations of investment earnings, mortality, the length of time contracts will remain in effect, expenses and taxes.


Automatic Benefit Increase Charges. There is no separate charge for the Automatic Benefit Increase (ABI) provision. However, as the automatic increases are applied (see page 38 for exact details) the face amount of insurance will increase. The face amount increase will cause an increase in the amount at risk and the monthly cost of insurance charge.

Transaction Charges

In addition to the deductions described above, We charge fees for certain contract transactions:

o Partial Withdrawal of net cash surrender value. You may make one partial withdrawal during each contract year without a charge. There is an administrative charge of $25 or 2 percent of the amount withdrawn, whichever is less, each time You make a partial withdrawal if more than one withdrawal is made during a contract year.

o Transfers. Currently, We do not charge when You make transfers of contract fund among investment divisions. We reserve the right to assess a $25 charge after the twelfth transfer in a contract year.

How Contract Fund Charges Are Allocated



Generally, deductions from Your contract fund for monthly or partial withdrawal charges are made from the investment divisions and the unloaned portion of the General Account. They are made in accordance with Your specified deduction allocation percentages unless You instruct Us otherwise. Your deduction allocation percentages may be any whole number (from 0 to 100) which add up to
100. You may change Your deduction allocation percentages by writing to Our Executive Office. Changes will be effective as of the date We receive them.


If We cannot make a deduction in accordance with these percentages, We will make it based on the proportion of (a) to (b) where (a) is Your unloaned amounts in the General Account and Your amounts in the investment divisions and (b) is the total unloaned amount of Your contract fund.

Deductions for transfer charges are made equally between the investment divisions from which the transfer was made. For example, if the transfer is made from two investment divisions, then the transfer charge assessed to each of the investment divisions will be $12.50.

Surrender Charge


We incur various sales and promotional expenses in selling Variable Executive Universal Life. These include commissions, the cost of preparing sales literature, promotional activities and other distribution expenses. We also incur expenses for underwriting, printing contract forms and prospectuses, and entering information in Our records.

The Surrender charge is the difference between the amount in Your contract fund and Your contract's cash surrender value for the first 12 contract years. It is a contingent, deferred issue charge and sales load designed to partially recover Our expenses in distributing and issuing contracts which are terminated by surrender or lapse in their early years (the sales charge is also designed to partially reimburse Us for these expenses). The Surrender charge includes deferred sales charges and deferred issue charges. It is a contingent load because You pay it only if You surrender Your contract (or let it lapse) during the first 12 contract years. It is a deferred load because We do not deduct it from Your premiums. The amount of the load in a contract year is not necessarily related to Our actual sales expenses in that year. We anticipate that the sales charge and Surrender charge will not fully cover Our sales expenses. If sales expenses are not covered by the sales and Surrender charges, We will cover them with other funds. The net cash surrender value, the amount We pay You if You surrender Your contract for cash, equals the cash surrender value minus any outstanding loan and loan interest.


The Surrender charge includes deferred sales charges and deferred issue charges. The deferred sales charge is the sum of two pieces:

(1) 27.5% of any premium payment in the first 2 contract years up to one guideline annual premium.

(2)   6.5% of all other premium payments.

The sum of the above pieces is also limited by the guideline annual premium, times 6.5%, times the lesser of 20 years or the expected future lifetime at issue as determined by the 1980 CSO Mortality Table. Your contract information page specifies the guideline annual premium. It varies for each contract.

During the first 7 contract years, the maximum deferred sales charge may be imposed. Beginning in the 8th year the maximum deferred sales charge will be multiplied by a percentage:

 Contract Year        Percentage Multiple
       8                      83.33%
       9                      66.67%
      10                      50.00%
      11                      33.33%
      12                      16.67%
   13 and up                   0.00%

If there is an increase in face amount, there will also be an increase in the guideline annual premium. All additions to the deferred sales charge, due to this increase, will be 6.5% of premiums. The maximum limit will also increase by the additional guideline annual premium, times 6.5%, times the lesser of 20 years or the expected future lifetime (determined at the time of the increase using the 1980 CSO Mortality Table). The total in the deferred sales charge prior to the increase in face amount will not be affected.

If there is a decrease in the face amount, there will also be a decrease in guideline annual premium. Future additions to the Deferred Sales Charge will follow the same rules as at issue with the new guideline annual premium. Prior totals in the Deferred Sales Charge will not be affected.

You will not incur any Deferred Sales Charge, regardless of the amount and timing of premiums, if You keep this contract in force for thirteen years.

The following table shows the deferred issue charge per $1,000 of the face amount. After the 12th contract year, there is no deferred issue charge.

        Table of Deferred Issue Charges
      Per Thousand Dollars of Face Amount

    Contract
      Year                    Charge
       1-7                     $3.00
        8                      $2.50
        9                      $2.00
       10                      $1.50
       11                      $1.00
       12                      $0.50
       13+                     $0.00

If there has been a change in face amount during the life of the contract, then the deferred issue charge is applied against the highest face amount in force during the life of the contract.

Accordingly, the maximum Surrender charge is 27.50% of premium paid, plus $3.00 per thousand of Face Amount. However, as explained above, in most cases, the Surrender charge will be less than the maximum.

Charges In The Funds

The funds charge for managing investments and providing services. Each portfolio's charges vary.



The VIP Portfolios have an annual management fee. That is the sum of an individual fund fee rate and a group fee rate based on the monthly average net assets of Fidelity Management & Research Company's mutual funds. In addition, each of these portfolios' total operating expenses includes fees for management and shareholder services and other expenses (custodial, legal, accounting, and other miscellaneous fees). The fees for the Fidelity Portfolios are based on the Initial Class. See the VIP prospectuses for additional information on how these charges are determined and on the minimum and maximum charges allowed.

The other Funds have annual management fees that are based on the monthly average of the net assets in each of the portfolios. See the prospectuses for details.

See the Portfolio Expenses section on page 20 for a complete listing of the portfolio expenses during 2001.



ADDITIONAL INFORMATION ABOUT THE CONTRACTS
Your Right To Examine The Contract


You have a right to examine the contract. If for any reason You are not satisfied with it, then You may cancel the contract. You cancel the contract by sending it to Our Executive Office along with a written cancellation request. Your cancellation request must be postmarked by the latest of the following dates:



o     10 days after You receive Your contract,



o 10 days after We mail You a written notice telling You about Your rights to cancel (Notice of Withdrawal Right), or

o     45 days after You sign Part 1 of the contract application.

If You cancel Your contract, then We will return all of the charges deducted from Your paid premiums and contract fund, plus the contract fund. The contract fund will reflect both the positive and negative investment performance of the investment divisions chosen by You in the contract application.


Insurance coverage ends when You send Your request.
Your Contract Can Lapse


Your Variable Executive Universal Life insurance coverage continues as long as the net cash surrender value of Your contract is enough to pay the monthly deductions that are taken out of Your contract fund. During the minimum premium period, coverage continues if Your paid premiums (less any withdrawals and loans) exceed the schedule of required minimum premiums. If neither of these conditions is true at the beginning of any contract month, We will send written notification to You (and any assignees on Our records) that a 61-day grace period has begun. This will tell You the amount of premium payment that is needed to satisfy the minimum requirement for two months.


If We receive payment of this amount before the end of the grace period, then We will use that amount to pay the overdue deductions. We will put any remaining balance in Your contract fund and allocate it in the same manner as Your previous premium payments.

If We do not receive payment within 61 days, then Your contract will lapse without value. We will withdraw any amount left in Your contract fund. We will apply this amount to the deductions owed to Us, including any applicable Surrender charge. We will inform You (and any assignee) that Your contract has ended without value.

If the insured person dies during the grace period, We will pay the insurance benefits to the beneficiary, minus any loan, loan interest, and overdue deductions.

You May Reinstate Your Contract

You may reinstate the contract within five years after it lapses if You did not surrender the contract for its net cash surrender value. To reinstate the contract, You must:

o     complete an application for reinstatement,

o     provide satisfactory evidence of insurability for the insured person,

o pay enough premium to cover all overdue monthly deductions, including the premium tax on those deductions,

o increase the contract fund so that the contract fund minus any contract debt equals or exceeds the Surrender charge,

o     cover the next two months' deductions, and

o     pay or restore any contract debt.

The contract date of the reinstated contract will be the beginning of the contract month that coincides with or follows the date that We approve Your reinstatement application. Previous loans will not be reinstated.

Contract Periods And Anniversaries

We measure contract years, contract months, and contract anniversaries from the contract date shown on Your contract information page. Each contract month begins on the same day in each calendar month. The calendar days of 29, 30, and 31 are not used. Our right to challenge a contract and the suicide exclusion are measured from the contract date. See "Limits On Our Right To Challenge The Contract" on page 65.

Maturity Date

The maturity date is the first contract anniversary after the insured person's 100th birthday. The contract ends on that date if the insured person is still alive and the maturity benefit is paid.

If the insured person survives to the maturity date and You would like to continue the contract, We will extend the maturity date as long as this contract still qualifies as life insurance according to the Internal Revenue Service and Your state. If the maturity date is extended, the contract may not qualify as life insurance and there may be tax consequences. A tax advisor should be consulted before You elect to extend the maturity date. In order to continue the contract beyond the original maturity date, We require that the death benefit not exceed the contract fund on the original maturity date.

We Own The Assets Of Our Separate Account

We own the assets of Our Separate Account and use them to support Your contract and other variable life contracts. We may permit charges owed to Us to stay in the Separate Account. Thus, We may also participate proportionately in the Separate Account. These accumulated amounts belong to Us and We may transfer them from the Separate Account to Our General Account. The assets in the Separate Account generally are not chargeable with liabilities arising out of any other business We conduct. Under certain unlikely circumstances, one investment division of the Separate Account may be liable for claims relating to the operations of another division.

Changing the Separate Account

We have the right to modify how We operate Our Separate Account. We have the right to:

o add investment divisions to, or remove investment divisions from, Our Separate Account;

o     combine two or more divisions within Our Separate Account;

o withdraw assets relating to Variable Executive Universal Life from one investment division and put them into another;

o eliminate the shares of a portfolio and substitute shares of another portfolio of the funds or another open-end investment company. This may happen if the shares of the portfolio are no longer available for investment or, if in Our judgment, further investment in the portfolio is inappropriate in view of the purposes of the Separate Account;

o register or end the registration of Our Separate Account under the Investment Company Act of 1940;

o operate Our Separate Account under the direction of a committee or discharge such a committee at any time (the committee may be composed entirely of interested parties of Midland);



o disregard instructions from contract owners regarding a change in the investment objectives of the portfolio or the approval or disapproval of an investment advisory contract. (We would do so only if required by state insurance regulatory authorities or otherwise pursuant to insurance law or regulation); and


o operate Our Separate Account or one or more of the investment divisions in any other form the law allows, including a form that allows Us to make direct investments. In choosing these investments, We will rely on Our own or outside counsel for advice. In addition, We may disapprove of any change in investment advisors or in investment policies unless a law or regulation provides differently.


Limits On Our Right To Challenge The Contract


We can challenge the validity of Your insurance contract (based on material misstatements in the application) if it appears that the insured person is not actually covered by the contract under Our rules. There are limits on how and when We can challenge the contract:


o We cannot challenge the contract after it has been in effect, during the insured person's lifetime, for two years from the date the contract was issued or reinstated. (Some states may require Us to measure this in some other way.)

o We cannot challenge any contract change that requires evidence of insurability (such as an increase in face amount) after the change has been in effect for two years during the insured person's lifetime.

o We can challenge at any time (and require proof of continuing disability) an additional benefit that provides benefits to the insured person in the event that the insured person becomes totally disabled.

If the insured person dies during the time that We may challenge the validity of the contract, then We may delay payment until We decide whether to challenge the contract.

If the insured person's age or sex is misstated on any application, then the death benefit and any additional benefits will be changed. They will be those which would be purchased by the most recent deduction for the cost of insurance and the cost of any additional benefits at the insured person's correct age and sex.


If the insured person commits suicide within two years after the date on which the contract was issued or reinstated, then the death benefit will be limited to the total of all paid premiums minus the amount of any outstanding contract loan and loan interest minus any partial withdrawals of net cash surrender value. If the insured person commits suicide within two years after the effective date of Your requested face amount increase, then We will pay the face amount which was in effect before the increase, plus the monthly cost of insurance deductions for the increase (Some states require Us to measure this time by some other date).

Your Payment Options

You may choose for contract benefits and other payments (such as the net cash surrender value or death benefit) to be paid immediately in one lump sum or in another form of payment. Payments under these options are not affected by the investment performance of any investment division. Instead, interest accrues pursuant to the option chosen. If You do not arrange for a specific form of payment before the insured person dies, then the beneficiary will have this choice. However, if You do make an arrangement with Us for how the money will be paid, then the beneficiary cannot change Your choice. Payment options will also be subject to Our rules at the time of selection.


Lump Sum Payments


In most cases, when a death benefit is paid in a lump sum, We will pay the death benefit by establishing an interest bearing checking account, called the "Midland Access Account" for the beneficiary in the amount of the death benefit. We will send the beneficiary a checkbook, and the beneficiary will have access to the account simply by writing a check for all or any part of the amount of the death benefit. The Midland Access Account is part of Our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of Our General Account, it is subject to the claims of Our creditors. We receive a benefit from all amounts left in the Midland Access Accounts.


Optional Payment Methods

Our consent is required when an optional payment is selected and the payee is either an assignee or not a natural person (i.e., a corporation). Currently, these alternate payment options are only available if the proceeds applied are more than $10,000 and periodic payments are at least $50.

You have the following payment options:

1. Deposit Option: The money will stay on deposit with Us for a period that We agree upon. You will receive interest on the money at a declared interest rate.

2.    Installment Options: There are two ways that We pay installments:

      a. Fixed Period: We will pay the amount applied in equal installments plus applicable interest, for a specified time, up to 30 years.

      b. Fixed Amount: We will pay the sum in installments in an amount that We agree upon. We will continue to pay the installments until We pay the original amount, together with any interest You have earned.

3. Monthly Life Income Option: We will pay the money as monthly income for life. You may choose from 1 of 4 ways to receive the income. We will guarantee payments for:

        (1)  at least 5 years (called "5 Years Certain");
        (2)  at least 10 years (called "10 Years Certain");
        (3)  at least 20 years (called "20 Years Certain"); or
        (4) payment for life. With a life only payment option, payments will only be made as long as the payee is alive. Therefore, if the payee dies after the first payment, only one payment will be made.

4. Other: You may ask Us to apply the money under any option that We make available at the time the benefit is paid.

We guarantee interest under the deposit and installation options at 2.75% a year, but We may allow a higher rate of interest.

The beneficiary, or any other person who is entitled to receive payment, may name a successor to receive any amount that We would otherwise pay to that person's estate if that person died. The person who is entitled to receive payment may change the successor at any time.



We must approve any arrangements that involve more than one of the payment options, or a payee who is a fiduciary or not a natural person. Also, the details of all arrangements will be subject to Our rules at the time the arrangements take effect. These include:



o     rules on the minimum amount We will pay under an option,

o     minimum amounts for installment payments,

o withdrawal or commutation rights (Your rights to receive payments over time, for which We may offer You a lump sum payment),

o the naming of people who are entitled to receive payment and their successors, and

o     the ways of proving age and survival.

You will choose a payment option (or any later changes) and Your choice will take effect in the same way as it would if You were changing a beneficiary. (See "Your Beneficiary" below). Any amounts that We pay under the payment options will not be subject to the claims of creditors or to legal process, to the extent that the law provides.

Your Beneficiary


You name Your beneficiary in Your contract application. The beneficiary is entitled to the insurance benefits of the contract. You may change the beneficiary during the insured person's lifetime by writing to Our Executive Office. If no beneficiary is living when the insured person dies, then We will pay the death benefit, in equal shares, to the insured person's surviving children. If there are no surviving children, then We will pay the death benefit to the insured person's estate.

Assigning Your Contract

You may assign Your rights in this contract. You must send a copy of the assignment to Our Executive Office. We are not responsible for the validity of the assignment or for any payment We make or any action We take before We receive notice of the assignment. An absolute assignment is a change of ownership. There may be tax consequences.

When We Pay Proceeds From This Contract

We will generally pay any death benefits, net cash surrender value, or loan proceeds within seven days after receiving the required form(s) at Our Executive Office. Death benefits are determined as of the date of the insured person's death and will not be affected by subsequent changes in the accumulation unit values of the investment divisions. We pay interest from the date of death to the date of payment.


We may delay payment for one or more of the following reasons:

(1)   We contest the contract.

(2) We cannot determine the amount of the payment because the New York Stock Exchange is closed, the SEC has restricted trading in securities, or the SEC has declared that an emergency exists.


(3) The SEC, by order, permits Us to delay payment to protect Our contract owners.

We may also delay any payment until Your premium checks have cleared Your bank. We may defer payment of any loan amount, withdrawal, or surrender from the General Account for up to six months after We receive Your request.

Federal laws designed to counter terrorism and prevent money laundering by criminals might, in certain circumstances, require Us to reject a premium payment and/or "freeze" Your contract fund. If these laws apply in a particular situation, We would not be allowed to process any request for withdrawals, surrenders, or death benefits, make transfers, or continue making payments under Your payment option. If a contract fund were frozen, the contract fund would be moved to a special segregated interest bearing account and held in that account until We receive instructions from the appropriate federal regulator.


TAX EFFECTS
Contract Proceeds

The Internal Revenue Code of 1986 ("Code"), Section 7702, defines life insurance for tax purposes. The Code places limits on certain contract charges used in determining the maximum amount of premiums that may be paid under Section 7702. There is limited guidance as to how to apply Section 7702.

Midland believes that a standard rate class contract should meet the Section 7702 definition of a life insurance contract (although there is some uncertainty). For a contract issued on a substandard basis (i.e., a rate class involving higher than standard mortality risk), there may be more uncertainty whether it meets the Section 7702 definition of a life insurance contract. It is not clear whether such a contract would satisfy Section 7702, particularly if the contract owner pays the full amount of premiums permitted under the contract.

If it is subsequently determined that only a lower amount of premiums may be paid for a contract to satisfy Section 7702, then Midland may take appropriate and reasonable steps to cause the contract to comply with Section 7702. These may include refunding any premiums paid which exceed that lower amount (together with interest or such other earnings on any such premiums as is required by law).

If a contract's face amount changes, then the applicable premium limitation may also change. There are certain events that may create taxable ordinary income for You. These events include:

o     A decrease in the face amount;

o     A partial withdrawal;

o     A change from death benefit option 2 to option 1; or,

o Any change that otherwise reduces benefits under the contract and that results in a cash distribution in order for the contract to continue to comply with Section 7702 relating to premium and contract fund limitations.

Such income inclusion may result with respect to cash distributions made in anticipation of reductions in benefits under the contract.

Code Section 7702A affects the taxation of distributions (other than death benefits) from certain Variable Life insurance contracts as follows:

1. If premiums are paid more rapidly than the rate defined by a 7-Pay Test, then the contract will be treated as a "MEC."

2. Any contract received in exchange for a contract classified as a MEC will be treated as a MEC regardless of whether the contract received in the exchange meets the 7-Pay Test.

3. Loans (including unpaid loan interest), surrenders and withdrawals from a MEC will be considered distributions.

4. Distributions (including loans) from a MEC will be taxed first as a taxable distribution of gain from the contract (to the extent that gain exists), and then as non-taxable recovery of basis.

5. The Code imposes an extra "penalty" tax of 10% on any distribution from a MEC includable in income, unless such distributions are made (a) after You attain age 59 1/2, (b) on account of You becoming disabled, or (c) as substantially equal annuity payments over Your life or life expectancy.

If a contract becomes a MEC, distributions that occur during the contract year will be taxed as distributions from a MEC. In addition, distributions from a contract within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a contract that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.

A contract that is not a MEC may be classified as a MEC if it is "materially changed" and fails to meet the 7-Pay Test. Any distributions from such a contract will be taxed as explained above. Material changes include a requested increase in death benefit or a change from option 1 to option 2. Before making any contractual changes, a competent tax advisor should be consulted. A reduction in death benefit during the first seven years could also cause a contract to be treated as a MEC.



Any life insurance contracts which are treated as MECs and are issued by Midland or any of its affiliates:

o     with the same person designated as the owner;

o     on or after June 21, 1988; and

o within any single calendar year will be aggregated and treated as one contract for purposes of determining any tax on distributions.




For contracts not classified as MECs, distributions generally will be treated first as a return of Your investment in the contract, and then taxed as ordinary income to the extent that they exceed Your investment in the contract (which generally is the total premiums paid less amounts distributed that were not taxed).


However, certain distributions which must be made in order to enable the contract to continue to qualify as a life insurance contract for Federal income tax purposes if contract benefits are reduced during the first 15 contract years may be treated in whole or in part as ordinary income subject to tax. Loans from or secured by a contract that is not a MEC generally are not treated as distributions. Even if a contract is not a MEC, loans at very low or no net cost (i.e. preferred loans) may be treated as distributions for federal income tax purposes. Generally, neither distributions from nor loans from or secured by a contract that Us not a MEC are subject to the 10% "penalty" tax.


The Code (Section 817(h)) also authorizes the Secretary of the Treasury to set standards, by regulation or otherwise, for the investments of Variable Life insurance Separate Accounts to be "adequately diversified" in order for the contracts to be treated as life insurance contracts for federal tax purposes. We believe Separate Account A, through its investments in the funds, will be adequately diversified, although We do not control the funds.

Owners of Variable Life insurance contracts may be considered, for Federal income tax purposes, the owners of the assets of the Separate Account used to support their contracts. In those circumstances, income and gains from the Separate Account assets are included in the Variable contract owner's gross income.

The ownership rights under Variable Executive Universal Life are similar to, but different from those described by the IRS in rulings in which it was determined that contract owners were not owners of Separate Account assets. For example, the owner has additional flexibility in allocating premium payments and contract values. These differences could result in an owner being treated as the owner of a pro rata portion of the assets of Separate Account A. Midland therefore reserves the right to modify the contract as necessary to attempt to prevent an owner from being considered the owner of a pro rata share of the assets of Separate Account A or to otherwise qualify Variable Executive Universal Life for favorable tax treatment.

Assuming a contract is a life insurance contract for federal income tax purposes, the contract should receive the same federal income tax treatment as fixed benefit life insurance. As a result, the life insurance proceeds payable under either benefit option should be excludable from the gross income of the beneficiary under Section 101 of the Code, and You should not be deemed to be in constructive receipt of the contract funds under a contract until actual distribution.

Surrenders, withdrawals, and contract changes may have tax consequences. These include a change of owners, an assignment of the contract, a change from one death benefit option to another, and other changes reducing future death benefits. Upon complete surrender or when maturity benefits are paid, if the amount received plus the contract debt is more than You invested in the contract, then the excess generally will be treated as ordinary income.


The tax consequences of continuing the contract beyond the insured's 100th year are unclear and You should consult a tax advisor if You intend to do that.

To the extent that contract distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. However, recipients generally can elect not to have tax withheld from distributions.

We believe that payments received under the Living Needs Rider should be fully excludable from the gross income of the beneficiary if the beneficiary (the recipient) is the insured under the contract (except in certain business contests. You should consult a tax advisor if such an exception should apply.) The tax consequences associated with reducing the death benefit under the contract after We pay an accelerated death benefit under the Living Needs Rider are unclear, however. You should consult a tax advisor about the consequences of adding this rider or requesting payment under this rider.


Federal, state and local estate, inheritance and other tax consequences of ownership or receipt of contract proceeds depend on the circumstances of each contract owner or beneficiary.

A contract may be used in various arrangements, including:

o  nonqualified deferred compensation or salary continuance plans,
o  split dollar insurance plans,
o  executive bonus plans, or
o  retiree medical benefit plans,
o  and others.

The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if You are contemplating the use of a contract in which the value depends in part on its tax consequences, then You should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement.

In recent years, Congress has adopted new rules relating to corporate owned life insurance. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax advisor.

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policycontract could change by legislation or other means. It is also possible that any change could be retroactive (that is, effective prior to the date of the change). A tax advisor should be consulted with respect to actual and prospective changes in taxation.

Possible Charge for Midland's Taxes

At the present time, Midland makes no charge to the Separate Account for any federal, state, or local taxes (other than premium taxes) that it incurs which may be attributable to such account or to the contracts. Midland reserves the right to make a charge for any such tax or other economic burden resulting from the application of the tax laws.

If such a charge is made, it would be set aside as a provision for taxes which We would keep in the affected division rather than in Our General Account.

Other Tax Considerations

The foregoing discussion is general and is not intended as tax advice. If You are concerned about these tax implications, You should consult a competent tax advisor. This discussion is based on Our understanding of the Internal Revenue Service's current interpretation of the present federal income tax laws. No representation is made as to the likelihood of continuation of these current laws and interpretations, and We do not make any guarantee as to the tax status of the contract. It should be further understood that the foregoing discussion is not complete and that special rules not described in this prospectus may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.


                         PART 3: ADDITIONAL INFORMATION
                    MIDLAND NATIONAL LIFE INSURANCE COMPANY


We are Midland National Life Insurance Company, a stock life insurance company. Midland was organized, in 1906, in South Dakota, as a mutual life insurance company at that time named "The Dakota Mutual Life Insurance Company". We were reincorporated as a stock life insurance company in 1909. Our name "Midland" was adopted in 1925. We were redomisticated to Iowa in 1999. We are licensed to do business in 49 states, the District of Columbia, and Puerto Rico. Our officers and directors are listed beginning on page 81.

Midland is a subsidiary of Sammons Enterprises, Inc., Dallas, Texas. Sammons has controlling or substantial stock interests in a large number of other companies engaged in the areas of insurance, corporate services, and industrial distribution.


YOUR VOTING RIGHTS AS AN OWNER


We invest the assets of Our Separate Account divisions in shares of the funds' portfolios. Midland is the legal owner of the shares and has the right to vote on certain matters. Among other things, We may vote:

o     to elect the funds' Board of Directors,

o     to ratify the selection of independent auditors for the funds, and

o on any other matters described in the funds' current prospectuses or requiring a vote by shareholders under the Investment Company Act of 1940.


Even though We own the shares, We give You the opportunity to tell Us how to vote the number of shares that are allocated to Your contract. We will vote at shareholder meetings according to Your instructions.

The funds will determine how often shareholder meetings are held. As We receive notice of these meetings, We will ask for Your voting instructions. The funds are not required to hold a meeting in any given year.



If We do not receive instructions in time from all contract owners, then We will vote those shares in the same proportion as We vote shares for which We have received instructions in that portfolio. We will also vote any fund shares that We alone are entitled to vote in the same proportions that contract owners vote. If the federal securities laws or regulations or interpretations of them change so that We are permitted to vote shares of the fund in Our own right or to restrict contract owner voting, then We may do so.



You may participate in voting only on matters concerning the fund portfolios in which Your contract fund has been invested. We determine Your voting shares in each division by dividing the amount of Your contract fund allocated to that division by the net asset value of one share of the corresponding fund portfolio. This is determined as of the Record Date set by the funds' Board for the shareholders meeting. We count fractional shares.

If You have a voting interest, We will send You proxy material and a form for giving Us voting instructions. In certain cases, We may disregard instructions relating to changes in the funds' advisor or the investment policies of its portfolios. We will advise You if We do.



Other insurance companies own shares in the funds to support their variable insurance products. We do not foresee any disadvantage to this. Nevertheless, the funds' Board of Directors will monitor events to identify conflicts that may arise and determine appropriate action. If We disagree with any fund action, then We will see that appropriate action is taken to protect Our contract owners.


OUR REPORTS TO CONTRACT OWNERS

Shortly after the end of the third, sixth, ninth, and twelfth contract months, We will send You reports that show:

o  the current death benefit for Your contract,
o  Your contract fund,
o  information about investment divisions,
o  the cash surrender value of Your contract,
o  the amount of Your outstanding contract loans,
o  the amount of any interest that You owe on the loan, and
o  information about the current loan interest rate.

The annual report will show any transactions involving Your contract fund that occurred during the year. Transactions include Your premium allocations, Our deductions, and Your transfers or withdrawals.

The annual report will show any transactions involving Your Contract fund that occurred during the year. Transactions include Your premium allocations, Our deductions, and Your transfers or withdrawals. Confirmations will be sent to You for transfers of amounts between investment divisions and certain other contract transactions. These quarterly and annual statements are sent instead of sending a confirmation of certain transactions (such as the monthly deduction and premium payments by automatic checking account deduction or Civil Service Allotments).

Our report also contains information that is required by the insurance supervisory official in the jurisdiction in which this insurance contract is delivered.

We will send You semi-annual reports with financial information on the funds, including a list of the investments held by each portfolio.

DIVIDENDS
We do not pay any dividends on the contract described in this prospectus.

MIDLAND'S SALES AND OTHER AGREEMENTS

The contract will be sold by individuals who, in addition to being licensed as life insurance agents for Midland National Life, are registered representatives of Sammons Securities Company, LLC or broker-dealers who have entered into written sales agreements withSammons Securities Company, LLC. Sammons Securities Company, the principal underwriter of the contracts, is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.(NASD). Sammons Securities Company is an indirect wholly owned subsidiary of Sammons Enterprises, Inc., of Dallas, Texas, the ultimate parent company of Midland National Life. The mailing address for Sammons Securities Company, LLC is

                                 4261 Park Road
                               Ann Arbor, MI 48103

During the first contract year, We will pay agents a commission of up to 50% of premiums paid. For subsequent years, the commission allowance may equal an amount up to 2.5% of premiums paid. After the 15th contract year, We pay no commission on premium payments. Certain persistency and production bonuses may be paid.

We may sell Our contracts through broker-dealers registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 that enter into selling agreements with Us. The commission for broker-dealers will be no more than that described above.



To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the policies. These services may include the recruitment and training or personnel, production of promotional literature and similar services.



We intend to recoup commissions and other sales expenses, primarily, but not exclusively through:

o     the sales charge;

o     the deferred sales charge;

o     the mortality and expense risk charge;

o     the cost of insurance charge;

o     revenues, if any, received from the funds or their managers; and

o     investment earnings on amounts allocated under policies to the General
      Account.

Commissions paid on the policies, including other incentives or payments, are not charged to the contract owners or the Separate Account.



Pending regulatory approvals, We intend to distribute the policies in all states, except New York, and in certain possessions and territories.

REGULATION

We are regulated and supervised by the Iowa Insurance Department. We are subject to the insurance laws and regulations in every jurisdiction where We sell contracts. This contract has been filed with and approved by insurance officials in those states. The provisions of this contract may vary somewhat from jurisdiction to jurisdiction.



We submit annual reports on Our operations and finances to insurance officials in all the jurisdictions where We sell contracts. The officials are responsible for reviewing Our reports to be sure that We are financially sound and are complying with the applicable laws and regulations.


We are also subject to various federal securities laws and regulations.

DISCOUNT FOR EMPLOYEES OF SAMMONS ENTERPRISES INC.


Employees of Sammons Enterprises, Inc. may receive a discount of up to 25% of first year premiums. Midland is a subsidiary of Sammons Enterprises, Inc., and additional payments contributed solely by Midland National Life will be paid into the employee's policycontract during the first year. All other contract provisions will apply.


LEGAL MATTERS


The law firm of Sutherland Asbill & Brennan LLP, Washington, DC, has provided certain legal advice relating to the federal securities laws.

We are not currently involved in any material legal proceedings.

FINANCIAL

The financial statements of Midland National Life Separate Account A and Midland National Life Insurance Company, included in this prospectus and the registration statement, have been audited by PricewaterhouseCoopers LLP, independent auditors, for the periods indicated in their report which appears in this prospectus and in the registration statement. The address for PricewaterhouseCoopers LLP is IBM Park Building, Suite 1300, 650 Third Avenue South, Minneapolis, Minnesota 55402-4333. The financial statements have been included in reliance upon reports given upon the authority of the firm as experts in accounting and auditing.

ADDITIONAL INFORMATION

We have filed a Registration Statement relating to the Separate Account and the variable life insurance contract described in this prospectus with the Securities and Exchange Commission. The Registration Statement, which is required by the Securities Act of 1933, includes additional information that is not required in this prospectus under the rules and regulations of the SEC. If You would like the additional information, then You may obtain it from the SEC's main office in Washington, DC. You will have to pay a fee for the material.

                              Management of Midland
                  Here is a list of Our directors and officers.

                                   Directors
Name and

Business Address                   Position with Midland           Principal Occupation During Past Five Years


John J. Craig, II                  President                       President (January 2002 to present), Midland National Life
Midland National Life              and Chief Operating Officer     Insurance Company; Executive Vice President (January 1998 to
One Midland Plaza                                                  January 2002), Midland National Life Insurance
Sioux Falls, SD 57193-0001                                         Company; Senior Vice President and Chief Financial Officer

                                                                   (October 1993 to 1998), Midland National Life Insurance
                                                                   Company; Treasurer (January 1996 to present), Briggs ITD
                                                                   Corp.; Treasurer (March 1996 to present), Sammons Financial
                                                                   Holdings, Inc.; Treasurer (November 1993 to present), CH
                                                                   Holdings; Treasurer (November 1993 to present), Consolidated
                                                                   Investment Services, Inc.; Treasurer (November 1993 to
                                                                   present), Richmond Holding Company, L.L.C.; Partner (prior thereto), Ernst and Young
Steven C. Palmitier                Senior Vice President and       Senior Vice President and Chief Marketing Officer (March 1997
Midland National Life              Chief Marketing Officer         to present), Senior Vice President-Sales (August 1996 to
One Midland Plaza                                                  February 1997), Midland National Life Insurance Company;
Sioux Falls, SD 57193-0001                                         Senior Vice President-Sales (prior thereto), Penn Mutual Life
                                                                   Insurance
Stephen P. Horvat, Jr.             Senior Vice President           Senior Vice President (January 1997 to present), Midland
Midland National Life One                                          National Life Insurance Company;  Shareholder (June 1996 to
Midland Plaza                                                      December 1997), Sorling Law Firm; Senior Vice President,
Sioux Falls, SD 57193-0001                                         General Counsel & Secretary (prior thereto), Franklin Life
                                                                   Insurance Company

Donald J. Iverson   Midland        Senior Vice President and       Senior Vice President and Corporate Actuary (November 1999 to
National Life One Midland Plaza    Corporate Actuary               Present); Vice President - Chief Actuary (prior thereto),
Sioux Falls, SD 57193-0001                                         ALLIED Life Insurance Company.

Robert W. Korba                    Board of Directors Member       President and Director (since 1988), Sammons Enterprises,
Sammons Enterprises,                                               Inc.; Vice President (August 1998 to present), Midland
Inc.                                                               National Life Insurance Company
300 Crescent CT
Dallas, TX 75201



                    Executive Officers (other than Directors)

 Unless otherwise indicated, the addresses for the following are One Midland Plaza, Sioux Falls, SD 57193-0001


Name and
Business Address                   Position with Midland           Principal Occupation During Past Five Years
Jon P. Newsome                     Executive Vice President -      Executive Vice President - Annuity Division (April 1999 To
Midland National Life - Annuity    Annuity Division                Present); Executive Vice President (September 1996 to
Division                                                           February 1999), Conseco Marketing, LLC; Chairman & CEO
4601 Westown Parkway                                               (November 1995 to September 1996), American Life & Casualty
Suite 300                                                          Ins. Co.
West Des Moines, IA  50266

Thomas M. Meyer Midland National   Senior Vice President and       Senior Vice President and Chief Financial Officer (January
Life                               Chief Financial Officer         2000 to Present), Vice President and Chief Financial Officer
                                                                   (January 1998 to December 1999), Second Vice President and
                                                                   Controller (1995 to 1998), Midland National Life Insurance
                                                                   Company

Gary J. Gaspar                     Senior Vice President & Chief   Senior Vice President & Chief Information Officer (August
North American                     Information Officer             1998 to present), Midland National Life Insurance Company;
Company for Life & Health                                          Senior Vice President Information Systems Officer (1985 to
Insurance                                                          present); North American Company for Life & Health Insurance
222 South Riverside Plaza
Chicago, IL 60606-5929

Jack L. Briggs                     Vice President, Secretary,      Vice President, Secretary and General Counsel (since 1978),
Midland National Life              and General Counsel             Midland National Life Insurance Company

Gary W. Helder                     Vice President- Policy          Vice President-Policy Administration (since 1991), Midland
Midland National Life              Administration                  National Life Insurance Company

Robert W. Buchanan                 Vice President- New Business    Vice President-Marketing Services (March 1996 to present),
Midland National Life              and Underwriting                Second Vice President-Sales Development  (prior thereto),
                                                                   Midland National Life Insurance Company

Name and
Business Address                   Position with Midland           Principal Occupation During Past Five Years
Timothy A. Reuer Midland           Vice President - Product        Vice President - Product Development (January 2000 To
National Life                      Development                     Present); Actuary - Product Development (March 1996 to
                                                                   December 1999); Associate Actuary (March 1992 to February
                                                                   1996) Midland National Life Insurance Company

Esfandyar Dinshaw  Midland
National Life - Annuity Division   Vice President - Annuity        Vice President - Annuity Division (April 1999 to Present);
4601 Westown Parkway               Division                        Vice President - Actuarial (September 1996 to April 1999),
Suite 300                                                          Conseco; Vice President - Actuarial (January 1991 to August
West Des Moines, IA   50266                                        1996), American Life & Casualty Ins. Co.

Meg J. Taylor
North American                     Vice President and Chief        Vice President (September 2001 to present) and Chief
Company for Life & Health          Compliance Officer              Compliance Officer (2000 - present) Midland National Life and
Insurance                                                          the North American Companies; Assistant Vice President -
222 South Riverside Plaza                                          Compliance (1998-2000) Midland National Life and the North
Chicago, IL 60606-5929                                             American Companies; Director - Product and Market Services

                                                                   (1997 - 1998) Transamerica Reinsurance; Assistant Vice
                                                                   President


                                   Definitions


Accumulation Unit means the units credited to each Investment Division in the Separate Account.

Age means the age of the Insured Person on his/her birthday which immediately precedes the Contract Date.

Attained Age means the age of the Insured Person on his/her birthday preceding a Contract Anniversary date.

Beneficiary means the person or persons to whom the contract's death benefit is paid when the Insured Person dies.

Business Day means any day the New York Stock Exchange is open for trading..

Cash Surrender Value means the Contract fund on the date of surrender, less any Surrender charge.

Contract Fund means the total amount of monies in Our separate Account A attributable to Your in-force contract plus any monies in Our General Account for Your contract.

Contract Anniversary: The same month and day of the Contract Date in each year following the Contract Date.

Contract Date means the date from which Contract Anniversaries and Contract Years are determined.

Contract Month means a month that starts on a Monthly Anniversary and ends on the following Monthly Anniversary.

Contract Year means a year that starts on the Contract Date or on each anniversary thereafter.

Death Benefit means the amount payable under Your contract when the Insured Person dies.

Evidence of Insurability means evidence, satisfactory to Us, that the insured person is insurable and meets Our underwriting standards.



Funds mean the investment companies, more commonly called mutual funds, available for investment by Separate Account A on the Contract Date or as later changed by Us.

Executive Office means where You write to Us to pay premiums or take other action, such as transfers between Investment Divisions, changes in Specified Amount, or other such action regarding Your contract. The address is:

                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls, SD 57193

In Force means the Insured Person's life remains insured under the terms of the contract.

Investment Division means a division of Separate Account A which invests exclusively in the shares of a specified portfolio of the fund.

Minimum Premium Period: This is the period of time beginning on the Contract Date and ending five years from the Contract Date.

Modified Endowment Contract is a contract where premiums are paid more rapidly than the rate defined by a 7-Pay Test.

Monthly Anniversary means the day of each month that has the same numerical date as the Contract Date.

Net Cash Surrender Value means the Cash Surrender Value less any outstanding contract loan.

Net Premium means the premium paid less any deduction for premium taxes, less any deduction for the sales charge and less any per premium expenses.

Record Date means the date the contract is recorded on Our books as an in force contract.

Separate Account means Our Separate Account A which receives and invests Your Net Premiums under the contract.

Surrender Charge means a charge made only upon surrender of the contract. It includes a charge for sales related expenses and issue related expenses.

                                   Performance

Performance information for the investment divisions may appear in reports and advertising to current and prospective owners. We base the performance information on the investment experience of the investment division and the funds. The information does not indicate or represent future performance.

Total return quotations reflect changes in funds' share prices, the automatic reinvestment by the Separate Account of all distributions and the deduction of the mortality and expense risk charge. The quotations will not reflect deductions from premiums (the sales charge, premium tax charge, and any per premium expense charge), the monthly deduction from the contract fund (the expense charge, the cost of insurance charge, and any charges for additional benefits), the surrender charge, or other transaction charges. Therefore, these returns do not show how actual investment performance will affect contract benefits.

A cumulative total return reflects performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period. Average annual total returns tend to smooth out variations in an investment division's returns and are not the same as actual year-by-year results.

Midland may advertise performance figures for the investment divisions based on the performance of a portfolio before the Separate Account commenced operations.

Midland may provide individual hypothetical illustrations of contract fund, cash surrender value, and death benefits based on the funds' historical investment returns. These illustrations will reflect the deduction of expenses in the funds and the deduction of contract charges, including the mortality and expense risk charge, the deductions from premiums, the monthly deduction from the contract fund and the Surrender charge. The illustrations do not indicate what contract benefits will be in the future.
                              Financial Statements

The financial statements of Midland National Life Insurance Company included in this prospectus should be distinguished from the financial statements of the Midland National Life Separate Account A and should be considered only as bearing upon the ability of Midland to meet its obligations under the Contracts. They should not be considered as bearing upon the investment performance of the assets held in the Separate Account.

________________________________________________________________________________
                       VARIABLE EXECUTIVE UNIVERSAL LIFE 2

                                   Issued By:

                     Midland National Life Insurance Company
           One Midland Plaza o Sioux Falls, SD 57193 o (605) 335-5700

Variable Executive Universal Life 2 is an individual variable life insurance policy issued by Midland National Life Insurance Company. Variable Executive Universal Life 2:

o provides insurance coverage with flexibility in death benefits and premiums;

o pays a death benefit if the insured person dies while the policy is still in force;

o can provide substantial policy fund build-up on a tax-deferred basis. However, there is no guaranteed policy fund for amounts You allocate to the investment divisions. You bear the risk of poor investment performance for those amounts.

o lets You borrow against Your policy, withdraw part of the net cash surrender value, or completely surrender Your policy. Loans and withdrawals affect the policy fund, and may affect the death benefit.

After the first premium, You may decide how much Your premiums will be and how often You wish to pay them, within limits. You may also increase or decrease the amount of insurance protection, within limits.

Depending on the amount of premiums paid, this may or may not be a Modified Endowment Contract ("MEC"). If it is a MEC, then loans and withdrawals may have adverse tax consequences.

You have a limited right to examine Your policy and return it to Us for a refund.


You may allocate Your policy fund to Our General Account and up to ten investment divisions. Each division invests in a specified mutual fund portfolio. You can choose among the following thirty-four investment divisions:

o   VIP Money Market Portfolio
o   VIP High Income Portfolio
o   VIP Equity-Income Portfolio
o   VIP Growth Portfolio
o   VIP Overseas Portfolio
o   VIP Mid Cap Portfolio
o   VIP Asset Manager Portfolio
o   VIP Investment Grade Bond Portfolio
o   VIP Contrafund(R) Portfolio
o   VIP Asset Manager: Growth Portfolio
o   VIP Index 500 Portfolio
o   VIP Growth & Income Portfolio
o   VIP Balanced Portfolio
o   VIP Growth Opportunities Portfolio
o   American Century VP Capital Appreciation Portfolio
o   American Century VP Value Portfolio
o   American Century VP Balanced Portfolio
o   American Century VP International Portfolio
o   American Century VP Income & Growth Portfolio
o   MFS VIT Emerging Growth Series
o   MFS VIT Research Series
o   MFS VIT Investors Trust Series
o   MFS VIT New Discovery Series
o   Lord Abbett Series Fund Inc. Growth and Income Portfolio
    (hereinafter referred to as Lord Abbett VC Growth and Income Portfolio)

o   Lord Abbett Series Fund Inc. Mid-Cap Value Portfolio
    (hereinafter referred to as Lord Abbett VC Mid-Cap Value Portfolio)
o   Lord Abbett Series Fund Inc. International Portfolio
    (hereinafter referred to as Lord Abbett VC International Portfolio)

o  Alger American Small Capitalization Portfolio
o  Alger American MidCap Growth Portfolio
o  Alger American Growth Portfolio
o  Alger American Leveraged AllCap Portfolio
o  Van Eck Worldwide Hard Assets Fund
o  LEVCO Equity Value Fund
o  INVESCO VIF Financial Services Fund
o  INVESCO VIF-Health Sciences Fund

Your policy fund in the investment divisions will increase or decrease based on investment performance. You bear this risk. No one insures or guarantees any of these investments. Separate prospectuses describe the investment objectives, policies and risks of the portfolios.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


                            Prospectus: May 1, 2002.

                                Table of Contents

PART 1: SUMMARY.............................................................................................................12

FEATURES OF VARIABLE EXECUTIVE UNIVERSAL LIFE 2.............................................................................13
   Death Benefit Options....................................................................................................13
   Policy Changes...........................................................................................................13
   Flexible Premium Payments................................................................................................14
   Additional Benefits......................................................................................................14

INVESTMENT CHOICES..........................................................................................................14

YOUR POLICY FUND............................................................................................................16
   Transfers................................................................................................................17
   Policy Loans.............................................................................................................17
   Withdrawing Money........................................................................................................17
   Surrendering Your Policy.................................................................................................18

DEDUCTIONS AND CHARGES......................................................................................................18
   Deductions From Your Premiums............................................................................................18
   Deductions From Your Policy Fund.........................................................................................18
   Surrender Charge.........................................................................................................19
   Portfolio Expenses.......................................................................................................20
   Portfolio Footnotes......................................................................................................22

ADDITIONAL INFORMATION ABOUT THE POLICIES...................................................................................23
   Your Right To Examine This Policy........................................................................................23
   Your Policy Can Lapse....................................................................................................23
   Tax Effects of Variable Executive Universal Life 2.......................................................................24
   Inquiries and Correspondence.............................................................................................25
   State Variations.........................................................................................................25
   Tax-Free "Section 1035" Exchanges........................................................................................26


PART 2: DETAILED INFORMATION ABOUT VARIABLE EXECUTIVE UNIVERSAL LIFE 2......................................................26

INSURANCE FEATURES..........................................................................................................26
   How the Policies Differ From Whole Life Insurance........................................................................26
   Application for Insurance................................................................................................27
   Death Benefit............................................................................................................27
   Notice and Proof of Death................................................................................................30
   Payment of Death Benefits................................................................................................30
   Maturity Benefit.........................................................................................................30
   Changes In Variable Executive Universal Life 2...........................................................................30
   Changing The Face Amount of Insurance....................................................................................31
   Changing Your Death Benefit Option.......................................................................................32
   When Policy Changes Go Into Effect.......................................................................................33
   Flexible Premium Payments................................................................................................33
   Allocation of Premiums...................................................................................................35
   Additional Benefits......................................................................................................35
   Extended Maturity Option.................................................................................................37
   Automatic Benefit Increase Provision.....................................................................................38

SEPARATE ACCOUNT INVESTMENT CHOICES.........................................................................................39
   Our Separate Account And Its Investment Divisions........................................................................39
   The Funds................................................................................................................39
   Investment Policies Of The Portfolios....................................................................................40

USING YOUR POLICY FUND......................................................................................................45
   The Policy Fund..........................................................................................................45
   Amounts In Our Separate Account..........................................................................................46
   How We Determine The Accumulation Unit Value.............................................................................46
   Policy Fund Transactions.................................................................................................47
   Transfers Of Policy Fund.................................................................................................47
   Market Timing and Excessive Trading Limits...............................................................................48
   Dollar Cost Averaging....................................................................................................48
   Portfolio Rebalancing....................................................................................................50
   Policy Loans.............................................................................................................51
   Withdrawing Money From Your Policy Fund..................................................................................52
   Surrendering Your Policy.................................................................................................54

THE GENERAL ACCOUNT.........................................................................................................54

DEDUCTIONS AND CHARGES......................................................................................................55
   Deductions From Your Premiums............................................................................................55
   Charges Against The Separate Account.....................................................................................55
   Deductions From Your Policy Fund.........................................................................................56
   Transaction Charges......................................................................................................59
   How Policy Fund Charges Are Allocated....................................................................................59
   Surrender Charge.........................................................................................................59
   Charges In The Funds.....................................................................................................62

ADDITIONAL INFORMATION ABOUT THE POLICIES...................................................................................62
   Your Right To Examine The Policy.........................................................................................62
   Your Policy Can Lapse....................................................................................................63
   You May Reinstate Your Policy............................................................................................64
   Policy Periods And Anniversaries.........................................................................................64
   Maturity Date............................................................................................................64
   We Own The Assets Of Our Separate Account................................................................................65
   Changing the Separate Account............................................................................................65
   Limits On Our Right To Challenge The Policy..............................................................................66
   Your Payment Options.....................................................................................................67
   Lump Sum Payments........................................................................................................67
   Optional Payment Methods.................................................................................................68
   Your Beneficiary.........................................................................................................69
   Assigning Your Policy....................................................................................................70
   When We Pay Proceeds From This Policy....................................................................................70

TAX EFFECTS.................................................................................................................71
   Policy Proceeds..........................................................................................................71
   Possible Charge for Midland's Taxes......................................................................................76
   Other Tax Considerations.................................................................................................76

PART 3: ADDITIONAL INFORMATION..............................................................................................76
   MIDLAND NATIONAL LIFE INSURANCE COMPANY..................................................................................76
   YOUR VOTING RIGHTS AS AN OWNER...........................................................................................77
   OUR REPORTS TO POLICY OWNERS.............................................................................................78
   DIVIDENDS................................................................................................................79
   MIDLAND'S SALES AND OTHER AGREEMENTS.....................................................................................79
   REGULATION...............................................................................................................80
   DISCOUNT FOR EMPLOYEES OF SAMMONS ENTERPRISES, INC.......................................................................80
   LEGAL MATTERS............................................................................................................81
   FINANCIAL MATTERS........................................................................................................81
   ADDITIONAL INFORMATION...................................................................................................81

Management of Midland.......................................................................................................82

Definitions.................................................................................................................91

Performance.................................................................................................................93

Financial Statements........................................................................................................94


This prospectus generally describes only the variable portion of the policy, except where the General Account is specifically mentioned. Buying this policy might not be a good way of replacing Your existing insurance or adding more insurance if You already own a flexible premium variable life insurance policy.

You should read this prospectus carefully and keep it for future reference. You should also have and read the current prospectuses for the Funds.

                                 PART 1: SUMMARY

In this prospectus "We", "Our", and "Us" mean Midland National Life Insurance Company.

"You" and "Your" mean the owner of the policy. We refer to the person who is covered by the policy as the "Insured" or "Insured Person", because the insured person and the owner may not be the same.

There is a list of definitions at the end of this prospectus, explaining many words and phrases used here and in the actual insurance policy.

The detailed information appearing later in this prospectus further explains the following summary. This summary must be read along with that detailed information. Unless otherwise indicated, the description of the policy in this prospectus assumes that the policy is in force and that there is no outstanding policy loan.

FEATURES OF VARIABLE EXECUTIVE UNIVERSAL LIFE 2

Death Benefit Options

Variable Executive Universal Life 2 is life insurance on the insured person. If the policy is in force We will pay a death benefit when the insured person dies. You can choose between two death benefit options:

o Option 1: death benefit equals the face amount ("Specified Amount") of the insurance policy. This is sometimes called a "level" death benefit.

o Option 2: death benefit equals the face amount plus the policy fund. This is sometimes called a "variable" death benefit.

The death benefit may be even greater in some circumstances. See "Death Benefit" on page 27.


We deduct any outstanding loans and unpaid charges before paying any benefits. The beneficiary can take the death benefit in a lump sum or under a variety of payment plans.

Whether Your policy lapses or remains in force can depend on the amount of Your policy fund (less any outstanding loans and surrender charge). The policy fund, in turn, depends on the investment performance of the investment divisions You select. (The policy fund also depends on the premiums You pay and the charges We deduct.) However, during the minimum premium period, You can keep Your policy in force by paying a certain level of premiums.

The minimum face amount is $150,000.

Policy Changes

You may change the death benefit option You have chosen. You may also increase or decrease the face amount of Your policy, within limits.

Flexible Premium Payments

You may pay premiums whenever and in whatever amount You want, within certain limits. We require an initial minimum premium based on the policy's face amount and the insured person's age and sex.


You choose a planned periodic premium. But payment of the planned premiums does not ensure that Your policy will remain in force. Additional premiums may be required to keep Your policy from lapsing. You need not pay premiums according to the planned schedule. However, You can ensure that Your policy stays in force during the minimum premium period by paying premiums at least equal to the accumulated minimum premium amounts. See "Flexible Premium Payments" on page 33.

Additional Benefits

You may choose to include additional benefits in the policy by rider. These benefits may include:

o  a disability waiver benefit (to waive the cost of monthly deductions)
o  a monthly disability benefit
o  an accidental death benefit
o  life insurance for children
o  family life insurance coverage
o  life insurance for additional insured persons
o  an accelerated death benefit in the event of a terminal illness.

We deduct any charges for additional benefits from Your policy fund monthly. See "Additional Benefits" on page 35.

INVESTMENT CHOICES You may allocate Your policy fund to up to ten of the following investment divisions:

1.  Fidelity's Variable Insurance Products Fund (VIP) Money Market Portfolio
2.  Fidelity's Variable Insurance Products Fund (VIP) High Income Portfolio
3.  Fidelity's Variable Insurance Products Fund (VIP) Equity-Income Portfolio
4.  Fidelity's Variable Insurance Products Fund (VIP) Growth Portfolio
5.  Fidelity's Variable Insurance Products Fund (VIP) Overseas Portfolio
6.  Fidelity's Variable Insurance Products Fund (VIP) Mid Cap Portfolio
7.  Fidelity's Variable Insurance Products Fund (VIP) Asset Manager Portfolio
8.  Fidelity's Variable Insurance Products Fund (VIP) Investment Grade
    Bond Portfolio
9.  Fidelity's Variable Insurance Products Fund (VIP) Contrafund(R)Portfolio
10. Fidelity's Variable Insurance Products Fund (VIP) Asset Manager:
    Growth Portfolio
11. Fidelity's Variable Insurance Products Fund (VIP) Index 500 Portfolio
12. Fidelity's Variable Insurance Products Fund (VIP) Growth & Income Portfolio
13. Fidelity's Variable Insurance Products Fund (VIP) Balanced Portfolio
14. Fidelity's Variable Insurance Products Fund (VIP) Growth
    Opportunities Portfolio
15. American Century VP Capital Appreciation Portfolio
16. American Century VP Value Portfolio
17. American Century VP Balanced Portfolio
18. American Century VP International Portfolio
19. American Century VP Income & Growth Portfolio
20. MFS VIT Emerging Growth Series
21. MFS VIT Research Series
22. MFS VIT Investors Trust Series
23. MFS VIT New Discovery Series
24. Lord Abbett VC Growth and Income Portfolio
25. Lord Abbett VC Mid-Cap Value Portfolio
26. Lord Abbett VC International Portfolio
27. Alger American Small Capitalization Portfolio
28. Alger American Mid Cap Growth Portfolio
29. Alger American Growth Portfolio
30. Alger American Leveraged AllCap Portfolio
31. Van Eck Worldwide Hard Assets Fund
32. LEVCO Equity Value Fund
33. INVESCO VIF-Financial Services Fund
34. INVESCO VIF-Health Sciences Fund

You bear the complete investment risk for all amounts allocated to any of these investment divisions. You may also allocate Your policy fund to Our General Account, where We guarantee the safety of principal and a minimum interest rate. See the "THE GENERAL ACCOUNT" on page 54.

For more information, see "The Funds" on page 39.


YOUR POLICY FUND


Your policy fund begins with Your first premium payment. From Your premium We deduct a premium charge and any per premium expenses as described in the "Deductions From Your Premiums" section on page 55. The balance of the premium is Your beginning policy fund.


Your policy fund changes daily to reflect:

o     the amount and frequency of premium payments,

o deductions for the cost of insurance, additional benefits, and other charges,

o     the investment performance of Your chosen investment divisions,

o     interest earned on amounts allocated to the General Account,

o     loans, and

o     partial withdrawals.


There is no guaranteed policy fund for amounts allocated to the investment divisions.


See "The Policy Fund" on page 45.

Transfers


You may transfer Your policy fund among the investment divisions and between the General Account and the various investment divisions. Transfers take effect when We receive Your request. We require a minimum amount for each transfer, usually $200. Currently, We allow an unlimited number of free transfers. We reserve the right to charge a $25 fee after the 12th transfer in a policy year. Transfer requests received at our Executive Office before 3:00 p.m. Central Time will take effect on the same day if that day is a business day. Otherwise, the transfer request will take effect on the business day following the day We receive Your request. Transfers are effected at unit values determined at the close of business on the day the transfer takes effect. There are other limitations on transfers to and from the General Account. See "Transfers Of Policy Fund" on page 47.


Policy Loans


You may borrow up to 92% of Your net cash surrender value (the policy fund less the surrender charge). Your policy will be the sole security for the loan. Your policy states a minimum loan amount, usually $200. Policy loan interest accrues daily at an annually adjusted rate. See "Policy Loans" on page 51. Policy loan interest is not tax deductible on policies owned by an individual. There may be federal tax consequences for taking a policy loan. See "TAX EFFECTS" on page 71.

Withdrawing Money

You may make a partial withdrawal from Your policy fund. The current minimum withdrawal amount is $200. The maximum partial withdrawal You can make is 50% of the net cash surrender value. The net cash surrender value is the policy fund minus any surrender charge minus any outstanding loan and loan interest due. Withdrawals are subject to other requirements. If You make more than one withdrawal in a policy year, then We deduct a service charge (no more than $25). See "Withdrawing Money From Your Policy Fund" on page 52. Withdrawals and surrenders may have negative tax effects. See "TAX EFFECTS" on page . Requests received before 3:00 p.m. Central Time will take effect on the same day if that day is a business day. Otherwise, the withdrawal request will take effect on the business day following the day We receive Your request at our Executive Office. Withdrawals are effected at unit values determined at the close of business on the day the withdrawal takes effect.


Surrendering Your Policy


You can surrender Your policy for cash and then We will pay You the net cash surrender value. A surrender charge may be deducted, and taxes and a tax penalty may apply. See "Surrendering Your Policy" on page 54.

DEDUCTIONS AND CHARGES
Deductions From Your Premiums

We deduct a 5.00% premium charge from each premium payment. We currently intend to eliminate this charge after the 15th policy year. (This elimination is not guaranteed.) This charge partially reimburses Us for the selling and distribution costs of this policy and for premium taxes We pay. If You elect to pay premiums by Civil Service Allotment, We also deduct a 46(cent) (forty-six cent) service charge from each premium payment. See "Deductions From Your Premiums" on page 55.

Deductions From Your Policy Fund
Certain amounts are deducted from Your policy fund each month.
These are:

o     an expense charge of $6.00

o a cost of insurance charge. The amount of this charge is based on the insured person's attained age, sex, risk class, and the amount of insurance under Your policy; and

o     charges for additional benefits.

In addition, We deduct fees when You make:


o a partial withdrawal of net cash surrender value more than once in a policy year or

o more than twelve transfers a year between investment divisions. (We currently waive this charge).

See "Deductions From Your Policy Fund" on page 56.


We also deduct a daily charge at an annual rate of 0.90% of the assets in every investment division. We currently intend to reduce this charge to 0.25% after the 10th policy year. (This is not guaranteed.) This charge is for certain mortality and expense risks.

Surrender Charge

We deduct a surrender charge only if You surrender Your policy for its net cash surrender value or let Your policy lapse during the first 10 policy years. If You keep this policy in force for longer than 10 years, then You will not incur a surrender charge.


The surrender charge varies by the issue age, sex and class of the insured at the time of issue. The per $1,000 of face amount surrender charge is highest in the first year of Your policy and decreases to $0.00 after the end of 10 policy years. For example, a male with an issue age of 35 and a class of preferred nonsmoker will have a first year surrender charge of $19.00 per $1,000 of face amount, but a male issue age 65 and a class of preferred nonsmoker will have a first year surrender charge of $50.00 per $1,000 of face amount. The maximum first year surrender charge for all issue ages, sexes, and classes is $52.50 per $1,000 of face amount. The $52.50 per $1,000 surrender charge occurs for males issued at a smoker class with issue ages at 58 or older.

The surrender charge at the time of surrender is determined by multiplying the surrender charge listed in Your policy form, for the appropriate policy year, times the appropriate face amount of insurance and dividing by 1000. If You change Your face amount of insurance after Your policy is issued, the face amount used in the surrender charge calculation is the highest face amount which exists during the time from the issue to the time of surrender of Your policy. See "Surrender Charge" on page 59 for samples of the per $1,000 charge for various issue ages, sexes and classes.

Portfolio Expenses

Each investment division invests exclusively in a corresponding mutual fund portfolio. Each portfolio pays an investment advisory fee, and may also incur other operating expenses. The total expenses for each portfolio (as a percentage of assets) for the year ending December 31, 2001, are shown in the table below.


PORTFOLIO ANNUAL EXPENSES(1)


(as a percentage of Portfolio average net assets after fee waivers and after expenses reimbursement but before any reductions for custodian and transfer agent expense offsets.)


                                                                                                           TOTAL
                                                                 MANAGEMENT            OTHER              ANNUAL
                                                                   FEES              EXPENSES           EXPENSES(2)

VIP Money Market Portfolio                                         0.18%               0.10%               0.28%
VIP High Income(3) Portfolio                                       0.58%               0.13%               0.71%
VIP Equity-Income(3) Portfolio                                     0.48%               0.10%               0.58%
VIP Growth(3) Portfolio                                            0.58%               0.10%               0.68%
VIP Overseas(3) Portfolio                                          0.73%               0.19%               0.92%
VIP MidCap(3) Portfolio                                            0.58%               0.11%               0.69%
VIP Asset Manager(3) Portfolio                                     0.53%               0.11%               0.64%
VIP Investment Grade Bond Portfolio                                0.43%               0.11%               0.54%
VIP Contrafund(R)(3) Portfolio                                     0.58%               0.10%               0.68%
VIP Asset Manager: Growth (3)Portfolio                             0.58%               0.15%               0.73%
VIP Index 500 (4) Portfolio                                        0.24%               0.04%               0.28%
VIP Growth & Income (3) Portfolio                                  0.48%               0.11%               0.59%
VIP Balanced (3) Portfolio                                         0.43%               0.14%               0.57%
VIP Growth Opportunities(3)  Portfolio                             0.58%               0.11%               0.69%
American Century VP Capital Appreciation(8)  Portfolio             1.00%               0.00%               1.00%
American Century VP Value(8)  Portfolio                            1.00%               0.00%               1.00%
American Century VP Balanced(10)  Portfolio                        0.90%               0.00%               0.90%
American Century VP International(9) Portfolio                     1.50%               0.00%               1.50%
American Century VP Income & Growth Portfolio                      0.70%               0.00%               0.70%
MFS VIT Emerging Growth(5) Series                                  0.75%               0.12%               0.87%
MFS VIT Research(5) Series                                         0.75%               0.15%               0.90%
MFS VIT Investors Trust(5) Series                                  0.75%               0.15%               0.90%
MFS VIT New Discovery(5) (6) Series                                0.90%               0.15%               1.05%
Lord Abbett VC Growth & Income Portfolio                           0.50%               0.22%               0.72%
Lord Abbett VC Mid-Cap Value(7) Portfolio                          0.75%               0.10%               0.85%
Lord Abbett VC International(7) Portfolio                          1.00%               0.10%               0.10%
Alger American Small Capitalization Portfolio                      0.85%               0.07%               0.92%
Alger American Mid Cap Growth Portfolio                            0.80%               0.08%               0.88%
Alger American Growth Portfolio                                    0.75%               0.06%               0.81%
Alger American Leveraged AllCap Portfolio                          0.85%               0.07%               0.92%
Van Eck Worldwide Hard Assets Fund                                 1.00%               0.15%               1.15%
LEVCO Equity Value Fund                                            0.85%               0.25%               1.10%
INVESCO VIF Financial Services Fund                                0.75%               0.32%               1.07%
INVESCO VIF Health Services Fund                                   0.75                0.31%               1.06%

Portfolio Footnotes

(1) The fund data was provided by the Funds or their managers. Midland has not independently verified the accuracy of the Fund data.

(2) The annual expenses shown for the Fidelity's and MFS' portfolios are those applicable to the Initial Class. The expenses shown for the American Century Portfolios are those applicable to Class I.

(3) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued.

(4) Fidelity Management and Research agreed to reimburse a portion of the VIP Index 500 expenses during 2001. Without this reimbursement, the VIP Index 500 would have had total expenses of 0.35%. This arrangement may be discontinued by the fund's manager at any time.


(5) Each of the MFS Series has an expense offset arrangement, which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend-disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. The expenses shown above do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Including these reductions, the total expenses would have been as follows:


MFS VIT Emerging Growth Series      0.86%
MFS VIT Research Series             0.89%
MFS VIT Investors Trust Series      0.89%
MFS VIT New Discovery Series        1.05%
This arrangement may be discontinued by the fund's manager at any time.

(6) MFS has agreed to bear expenses for this portfolio, such that the portfolio's other expenses (after taking into account the expense offset arrangement described in footnote (5), shall not exceed 0.15%. Without this limitation, the other expenses and total expenses would have been: 0.19% and 1.09% for the MFS VIT New Discovery.

This arrangement may be discontinued by the fund's manager at any time.

(7) The information in the chart relating to the Lord Abbett VC Mid Cap Value and Lord Abbett VC International Portfolios has been restated to reflect the fees and expenses that will be applicable during 2002. For the year 2001, Lord Abbett & Co.(Lord Abbett), the investment adviser for the VC Mid Cap and VC International Portfolios, voluntarily waived a portion of its management fees from the portfolios and subsidized a portion of the portfolio's expenses to the extent necessary to maintain the "Other Fund Expenses After Reimbursement" and "12b-1 or Service Fees" of each portfolio at an aggregate of 0.35% of its average daily net assets. Absent any waivers and reimbursements, the "Total Annual Fund Expenses Before Reimbursement" for the VC Mid Cap Value and VC International Portfolios would have been 1.20% and 6.15% respectively for the year 2001. For the year 2002, Lord, Abbett does not intend to waive its management fees for the Mid Cap Value and International Portfolios but has contractually agreed to continue to reimburse a portion of each of the Portfolio's expenses to the extent necessary to maintain the "Other Expenses" and any "12b-1 or Service Fees" of each portfolio at an aggregate of 0.35% of its average daily net assets.

(8) The portfolio has a stepped fee schedule. As a result, the portfolio's management fee rate decreases with the following asset levels:

First $500 Million     1.00%
Next $500 Million      0.95%
Over $1 Billion        0.90%

(9) The portfolio has a stepped fee schedule. As a result, the portfolio's management fee rate decreases with the following asset levels:

First $250 Million     1.50%
Next $250 Million      1.20%
Over $500 Million      1.10%

(10) The portfolio has a stepped fee schedule. As a result, the portfolio's management fee rate decreases with the following asset levels:

First $250 Million     0.90%
Next $250 Million      0.85%
Over $500 Million      0.80%


ADDITIONAL INFORMATION ABOUT THE POLICIES

Your Right To Examine This Policy


You have a right to examine and cancel the policy. Your cancellation request must be postmarked by the latest of the following dates:

o  10 days after You receive Your policy,
o  10 days after We mail You a notice of this right, or
o  45 days after You sign the policy application.

If You cancel Your policy during this period, then We will return Your policy fund plus all of the charges We have deducted from premiums or from the investment divisions or the policy fund. Expenses of the portfolios are not returned. The policy fund will reflect both the positive and negative investment performance of the investment divisions chosen by you in the policy application.

See "Your Right To Examine The Policy" on page 23.
Your Policy Can Lapse

Your policy remains in force if the net cash surrender value can pay the monthly charges. In addition, during the minimum premium period, Your policy will remain in force as long as You meet the applicable minimum premium requirements. However, the policy can lapse (1) during the no lapse guarantee period if you do not meet the no lapse guarantee premium requirement and (2) after the minimum premium period no matter how much You pay in premiums, if the net cash surrender value is insufficient to pay the monthly charges (subject to the grace period). See "Your Policy Can Lapse" on page 63.

Tax Effects of Variable Executive Universal Life 2

We believe that a policy issued on the basis of a standard rate class should quality as a life insurance policy for federal income tax purposes. It is unclear whether a policy issued on a substandard basis would qualify as a life insurance policy, particularly if You pay the full amount of premiums permitted under the policy. If a policy does not satisfy Section 7702 of the Internal Revenue Code (defining life insurance for tax purposes), We will take appropriate and reasonable steps to try to get the policy to comply with Section 7702.

If a policy qualifies as a life insurance policy for federal income tax purposes, then the death benefit payment generally is not subject to federal income tax. In addition, under current federal tax law, You do not have to pay income tax on any increases in Your policy fund as long as they remain in Your policy.

A policy may be treated as a Modified Endowment Contract ("MEC") depending upon the amount of premiums paid in relation to the death benefit. If the policy is a MEC, then all pre-death distributions, including policy loans, will be treated first as distributions of taxable income and then as a return of Your investment in the policy. In addition, prior to age 59 1/2, such distributions generally will be subject to a 10% penalty tax.

If the policy is not a MEC, distributions generally will be treated first as a return of Your investment in the policy and then as a distribution of taxable income. Moreover, generally loans will not be treated as distributions. Finally, distributions and loans from a policy that is not a MEC are not subject to the 10% penalty tax. See "TAX EFFECTS" on page 71.

Inquiries and Correspondence

You can write to Us at Our Executive Office to pay premiums, send correspondence or take any other action, such as transfers between investment division, or changes in Specified Amount, regarding Your policy. Our Executive Office is located at:


                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls SD 57193


You may send correspondence and transaction requests to Us by facsimile or telephone. The procedures We follow for facsimile requests include a written confirmation sent directly to You following any transaction request. We may record all telephone transactions. We will employ reasonable procedures to confirm instructions communicated by telephone or facsimile are genuine. The procedures We follow for transactions initiated by telephone may include requirements that callers identify themselves and the policy owner by name, social security number, date of birth of the owner or the insured person, or other identifying information. Accordingly, We disclaim any liability for losses resulting from allegedly unauthorized facsimile or telephone requests that We believe are genuine. Facsimile and telephone correspondence and transaction requests may not always be available. Facsimile and telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay Our receipt of Your request. If You are experiencing problems, You should make your correspondence and transaction request in writing. There are risks associated with requests made by facsimile or telephone when the original request is not sent to Our Executive Office. You bear those risks.

State Variations

Certain provisions of the policies may be different than the general description in the prospectus, and certain riders and options may not be available, because of legal restrictions in Your state. See Your policy for specific variations since any such variations will be included in Your policy or in riders or endorsements attached to Your policy. See Your agent or contact Our Executive Office for additional information that may be applicable to Your state.

Tax-Free "Section 1035" Exchanges

You can generally exchange one life insurance policy for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, You should compare both policies carefully. Remember that if You exchange another policy for the one described in this prospectus, You might have to pay a surrender charge and income taxes, including a possible penalty tax, on Your old policy, and there will be a new surrender charge period for this policy and other charges may be higher (or lower) and the benefits may be different. You should not exchange another policy for this one unless You determine, after knowing all the facts, that the exchange is in Your best interest and not just better for the person trying to sell You this policy (that person will generally earn a commission if You buy this policy through an exchange or otherwise).


                          PART 2: DETAILED INFORMATION
                                 ABOUT VARIABLE
                           EXECUTIVE UNIVERSAL LIFE 2

INSURANCE FEATURES

This prospectus describes Our Variable Executive Universal Life 2 policy.

How the Policies Differ From Whole Life Insurance

Variable Executive Universal Life 2 (VEUL 2) provides insurance coverage with flexibility in death benefits and premium payments. It enables You to respond to changes in Your life and to take advantage of favorable financial conditions. VEUL 2 differs from traditional whole life insurance because You may choose the amount and frequency of premium payments, within limits.

In addition, VEUL 2 has two types of death benefit options. You may switch back and forth between these options. VEUL 2 also allows You to change the face amount without purchasing a new insurance policy. However, evidence of insurability may be required.

VEUL 2 is "variable" life insurance because the policy fund and other benefits will vary up or down depending on the investment performance of the investment divisions that You select. You bear the risk of poor investment performance, but You get the benefit of good performance.

Application for Insurance


To apply for a policy You must submit a completed application. We decide whether to issue a policy based on the information in the application and Our standards for issuing insurance and classifying risks. If We decide not to issue a policy, then We will return the sum of premiums paid plus interest credited. The maximum issue age is 80.

There may be delays in Our receipt of applications that are outside of Our control because of the failure of the selling broker-dealer or life insurance agent to forward the application to Us promptly, or because of delays in determining that the policy is suitable for You. Any such delays will affect when Your policy can be issued and when your premium is allocated among Our General Account and/or investment divisions.

We offer other variable life insurance policies that have different death benefits, policy features, and optional benefits. However, these other policies also have different charges that would affect Your investment performance and policy fund. To obtain more information about these other policies, contact our Executive Office.


Death Benefit

We pay the death benefit to the beneficiary when the insured person dies (outstanding indebtedness will be deducted from the proceeds). As the owner, You may choose between two death benefit options:

o Option 1 provides a benefit that equals the face amount of the policy. This "level" death benefit is for owners who prefer insurance coverage that does not vary in amount and has lower insurance charges. Except as described below, the option 1 death benefit is level or fixed at the face amount.

o Option 2 provides a benefit that equals the face amount of the policy plus the policy fund on the day the insured person dies. This "variable" death benefit is for owners who prefer to have investment performance reflected in the amount of their insurance coverage. Under Option 2, the value of the death benefit fluctuates with Your policy fund.

Under both options, Federal tax law may require a greater benefit. This benefit is a percentage multiple of Your policy fund. The percentage declines as the insured person gets older (this is referred to as the "corridor" percentage). This minimum death benefit will be Your policy fund on the day the insured person dies multiplied by the percentage for his or her age. For this purpose, age is the attained age (last birthday) at the beginning of the policy year of the insured person's death.

The percentages are shown below:

                             Table of Death Benefits
                              Based on Policy Fund

  If the Insured        The Death Benefit Will Be At Least             If the Insured     The Death Benefit Will Be At Least Equal
  Person's Age Is    Equal To This Percent Of The Policy Fund         Person's Age Is        To This Percent Of The Policy Fund
       This                                                                 This
       0-40                            250%                                  60                             130%
        41                             243%                                  61                             128%
        42                             236%                                  62                             126%
        43                             229%                                  63                             124%
        44                             222%                                  64                             122%
        45                             215%                                  65                             120%
        46                             209%                                  66                             119%
        47                             203%                                  67                             118%
        48                             197%                                  68                             117%
        49                             191%                                  69                             116%
        50                             185%                                  70                             115%
        51                             178%                                  71                             113%
        52                             171%                                  72                             111%
        53                             164%                                  73                             109%
        54                             157%                                  74                             107%
        55                             150%                                75- 90                           105%
        56                             146%                                  91                             104%
        57                             142%                                  92                             103%
        58                             138%                                  93                             102%
        59                             134%                                  94                             101%
                                                                           95-99                            100%

These percentages are based on federal income tax law which require a minimum death benefit, in relation to policy fund, for Your policy to qualify as life insurance.

For example, assume the insured person is 55 years old and the face amount is $150,000. The "corridor percentage" at that age is 150%. Under Option 1, the death benefit will generally be $150,000. However, when the policy fund is greater than $100,000, the corridor percentage applies and the death benefit will be greater than $150,000 (since 150% of $100,000 equals $150,000). In this case, at age 55, We multiply the policy fund by a factor of 150%. So if the policy fund were $110,000, then the death benefit would be $165,000.

Under Option 2, the death benefit is the face amount plus the policy fund. In this example, if a 55 year-old had a face amount of $150,000 and a policy fund of $300,000, then the death benefit would be $450,000. This figure results from either: (a) adding the face amount to the policy fund or (b) multiplying the policy fund by the corridor percentage. For all policy funds higher than this level, the corridor percentage would apply. Therefore, for every $1.00 added to the policy fund above $300,000, the death benefit would increase by $1.50 (at that age).

Under either option, the length of time Your policy remains in force depends on the net cash surrender value of Your policy and whether You meet the minimum premium period requirements. Your coverage lasts as long as Your net cash surrender value can cover the monthly deductions from Your policy fund. In addition, during the minimum premium period, Your policy remains in force if the sum of Your premium payments (minus any loans or withdrawals) is greater than the sum of the monthly minimum premiums for all of the policy months since the policy was issued.

The investment performances of the investment divisions and the interest earned in the General Account affect Your policy fund. Therefore, the returns from these investment options can affect the length of time Your policy remains in force.

The minimum initial face amount is $150,000.

Notice and Proof of Death

We require satisfactory proof of the insured person's death before We pay the death benefit. That can be a certified copy of a death certificate, a written statement by the attending physician, certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to Us.

Payment of Death Benefits


In most cases, when a death benefit is paid in a lump sum We will pay the death benefit by establishing an interest bearing account, called the "Midland Access Account" for the beneficiary, in the amount of the death benefit proceeds. We will send the beneficiary a checkbook and the beneficiary will have access to the account simply by writing a check for all or any part of the amount of the death benefit. The Midland Access Account is part of Our General Account. It is not a bank account and it is not insured by the FDIC or any government agency. As part of Our General Account, it is subject to the claims of Our creditors. We receive a benefit from all amounts left in the Midland Access Account.

Maturity Benefit

If the insured person is still living on the maturity date, We will pay the beneficiary the policy fund minus any outstanding loans. The policy will then end. The maturity date is the policy anniversary after the insured person's 100th birthday. In certain circumstances, You may extend the maturity date (doing so may have tax consequences). See "Maturity Date" on page 64.


Changes In Variable Executive Universal Life 2

Variable Executive Universal Life 2 gives You the flexibility to choose from a variety of strategies that enable You to increase or decrease Your insurance protection.

A reduction in face amount lessens the emphasis on a policy's insurance coverage by reducing both the death benefit and the amount of pure insurance provided. The amount of pure insurance is the difference between the policy fund and the death benefit. This is the amount of risk We take. A reduced amount at risk results in lower cost of insurance deductions from Your policy fund.

A partial withdrawal reduces the policy fund and may reduce the death benefit, while providing You with a cash payment, but generally does not reduce the amount at risk. Choosing not to make premium payments may have the effect of reducing the policy fund. Under death benefit option 1, reducing the policy fund increases the amount at risk (thereby increasing the cost of insurance deductions) while leaving the death benefit unchanged; under death benefit option 2, reducing the policy fund decreases the death benefit while leaving the amount at risk unchanged.

Increases in the face amount have the exact opposite effect of decreases.

Changing The Face Amount of Insurance

You may change the face amount of Your policy by sending a written request to Our Executive Office. You can only change the face amount twice each policy year. All changes are subject to Our approval and to the following conditions. For increases:

o     Increases in the face amount must be at least $25,000.

o To increase the face amount, You must provide satisfactory evidence of insurability. If the insured person has become a more expensive risk, then We charge higher cost of insurance fees for the additional amounts of insurance (We may change this procedure in the future).

o Monthly cost of insurance deductions from Your policy fund will increase. There will also be a surrender charge increase. These begin on the date the face amount increase takes effect.

o The right to examine this policy does not apply to face amount increases. (It only applies when You first buy the policy.)

o     There will be an increase in the minimum premium requirements.

For decreases:

o You cannot reduce the face amount below the minimum We require to issue this policy at the time of the reduction.

o     Monthly cost of insurance deductions from Your policy fund will decrease.

o The federal tax law may limit a decrease in the face amount. If that limit applies, then Your new death benefit will be Your policy fund multiplied by the corridor percentage the federal tax law specifies for the insured's age at the time of the change.

o If You request a face amount decrease after You have already increased the face amount at substandard (i.e., higher) cost of insurance charges, and the original face amount was at standard cost of insurance charges, then We will first decrease the face amount that is at substandard higher cost of insurance charges. We may change this procedure.


Changing the face amount my have tax consequences. See "TAX EFFECTS" on page 71.


Changing Your Death Benefit Option


You may change Your death benefit option by sending a written request to Our Executive Office. We require satisfactory evidence of insurability to make this change.

If You change from option 1 to option 2, the face amount decreases the amount of Your policy fund on the date of the change. This keeps the death benefit and amount at risk the same as before the change. We may not allow a change in death benefit option if it would reduce the face amount below the minimum We require to issue this policy at the time of the reduction.


If You change from option 2 to option 1, then the face amount increases by the amount of Your policy fund on the date of the change. These increases and decreases in face amount are made so that the amount of the death benefit remains the same on the date of the change. When the death benefit remains the same, there is no change in the net amount at risk. This is the amount on which the cost of insurance charges are based.


Changing the death benefit option may have tax consequences. See "TAX EFFECTS" on page 71. You should consult a tax advisor before making any change.

When Policy Changes Go Into Effect

Any changes in the face amount or the death benefit option will go into effect on the monthly anniversary after the date We approved Your request. After Your request is approved, You will receive a written notice showing each change. You should attach this notice to Your policy. We may also ask You to return Your policy to Us at Our Executive Office so that We can make a change. We will notify You if We do not approve a change You request. For example, We might not approve a change that would disqualify Your policy as life insurance for income tax purposes.

Policy changes may have negative tax consequences. See "TAX EFFECTS" on page 71.

Flexible Premium Payments

You may choose the amount and frequency of premium payments, within the limits described below.


Even though Your premiums are flexible, Your policy information page will show a "planned" periodic premium. You determine the planned premium when You apply and can change it at any time. You will specify the frequency to be on a quarterly, semi-annual or annual basis. Planned periodic premiums may be monthly if paid by pre-authorized check. Premiums may be bi-weekly if paid by Civil Service Allotment. The planned premiums may not be enough to keep Your policy in force.

The insurance goes into effect when We receive Your initial minimum premium payment (and approve Your application). We determine the initial minimum premium based on:

1) the age, sex, and premium class of the insured,
2) the initial face amount of the policy, and
3) any additional benefits selected.

All premium payments should be payable to "Midland". After Your first premium payment, all additional premiums should be sent directly to Our Executive Office.

We will send You premium reminders based on Your planned premium schedule. You may make the planned payment, skip the planned payment, or change the frequency or the amount of the payment. Generally, You may pay premiums at any time. Amounts must be at least $50, unless made by a pre-authorized check. Under current Company practice, amounts made by a pre-authorized check can be as low as $30.


Payment of the planned premiums does not guarantee that Your policy will stay in force. Additional premium payments may be necessary. The planned premiums increase when the face amount of insurance increases. This includes increases resulting from the Automatic Benefit Increase provision. (See "Automatic Benefit Increase Provision " on page 38 for details on how and when the increases are applied.)

If You send Us a premium payment that would cause Your policy to cease to qualify as life insurance under Federal tax law, We will notify You and return that portion of the premium that would cause the disqualification.

Premium Provisions During The Minimum Premium Period. During the minimum premium period, You can keep Your policy in force by meeting a minimum premium requirement. The minimum premium period lasts until the 5th policy anniversary. A monthly minimum premium is shown on Your policy information page. (This is not the same as the planned premiums.) The minimum premium requirement will be satisfied if the sum of premiums You have paid, less Your loans and withdrawals, is more than the sum of the monthly minimum premiums required to that date. The minimum premium increases when the face amount increases.

During the minimum premium period, Your policy will enter a grace period and lapse if:

o the net cash surrender value cannot cover the monthly deductions from Your policy fund; and

o the premiums You have paid, less Your loans and withdrawals, are less than the total monthly minimum premiums required to that date.

This policy lapse can occur even if You pay all of the planned premiums.


Remember that the net cash surrender value is Your policy fund minus any surrender charge and minus any outstanding loan and loan interest due.

Premium Provisions After The Minimum Premium Period. After the minimum premium period, Your policy will enter a grace period and lapse if the net cash surrender value cannot cover the monthly deductions from Your policy fund. Paying Your planned premiums may not be sufficient to maintain Your policy because of investment performance, charges and deductions, policy changes or other factors. Therefore, additional premiums may be necessary to keep Your policy in force.

Allocation of Premiums

Each net premium will be allocated to the investment divisions or to Our General Account on the day We receive it (except that any premium received before We issue the policy will not be allocated or invested until We issue the policy "the record date"). The net premium is the premium minus a premium charge and a service charge (deducted only if You are on a Civil Service Allotment Premium
Mode). Each premium is put into Your policy fund according to Your instructions. Your policy application may provide directions to allocate net premiums to Our General Account or the investment divisions. You may not allocate Your policy fund to more than 10 investment divisions at any one point in time. Your allocation instructions will apply to all of Your premiums unless You write to Our Executive Office with new instructions. Allocation percentages may be any whole number from 0 to 100. The sum of the allocation percentages must equal
100. Of course, You may choose not to allocate a premium to any particular investment division. See "THE GENERAL ACCOUNT" on page 54. When this period ends Your instructions will dictate how We allocate it.


Additional Benefits

You may include additional benefits in Your policy. Certain benefits result in an additional monthly deduction from Your policy fund. You may cancel these benefits at any time. However, canceling these benefits may have adverse tax consequences and You should consult a tax advisor before doing so. The following briefly summarizes the additional benefits that are currently available:

(1) Disability Waiver Benefit: With this benefit, We waive monthly charges from the policy fund if the insured person becomes totally disabled on or after his/her 15th birthday and the disability continues for at least 6 months. If a disability starts before the policy anniversary following the insured person's 60th birthday, then We will waive monthly deductions for as long as the disability continues.


(2) Monthly Disability Benefit: With this benefit, We pay a set amount into Your policy fund each month (the amount is on Your policy information page). The benefit is payable when the insured person becomes totally disabled on or after their 15th birthday and the disability continues for at least 6 months. The disability must start before the policy anniversary following the insured person's 60th birthday. The benefit will continue until the insured person reaches age 65. If the amount of benefit paid into the policy fund is more than the amount allowed under the income tax code, the monthly benefit will be paid to the insured.


(3) Accidental Death Benefit: We will pay an additional benefit if the insured person dies from a physical injury that results from an accident, provided the insured person dies before the policy anniversary that is within a half year of his or her 70th birthday.

(4) Children's Insurance Rider: This benefit provides term life insurance on the lives of the insured person's children. This includes natural children, stepchildren and legally adopted children, between the ages of 15 days and 21 years. They are covered until the insured person reaches age 65 or the child reaches age 25.

(5) Family Insurance Rider: This benefit provides term life insurance on the insured person's children as does the Children's Insurance. It also provides decreasing term life insurance on the insured's spouse.

(6) Additional Insured Rider: You may provide term insurance for another person, such as the insured person's spouse, under Your policy. A separate charge will be deducted for each additional insured.

(7) Guaranteed Insurability Rider: This benefit provides for additional amounts of insurance without further evidence of insurability.

(8) Living Needs Rider: This benefit provides an accelerated death benefit as payment of an "Advanced Sum," in the event the insured person is expected to die within 12 months (or a longer period if required by state law).

You can choose the amount of the death benefit to accelerate at the time of the claim. The maximum advanced sum is 50% of the eligible death benefit (which is the death benefit of the policy plus the sum of any additional death benefits on the life of the insured person provided by any eligible riders). Currently, there is a maximum of $250,000 and a minimum of $5,000.


There is no charge for this benefit prior to the time of a payment. The amount of the advanced sum is reduced by expected future interest and may be reduced by a charge for administrative expenses.

On the day We pay the accelerated benefit, We will reduce the following in proportion to the reduction in the eligible death benefit:

a.  the death benefit of the policy and of each eligible rider
b.  the face amount
c.  any policy funds
d.  any outstanding loan

When We reduce the policy fund, We allocate the reduction based on the proportion that Your unloaned amounts in the General Account and Your amounts in the investment divisions bear to the total unloaned portion of Your policy fund.

Pursuant to the Health Insurance Portability and Accountability Act of 1996, We believe that for federal income tax purposes an advanced sum payment made under the living needs rider should be fully excludable from the gross income of the beneficiary, as long as the beneficiary is the insured person under the policy (except in certain business contexts. You should consult a tax advisor if such an exception should apply.) You should consult a qualified tax advisor about the consequences of adding this rider to a policy or requesting an advanced sum payment under this rider.

Extended Maturity Option

This option allows the maturity date to be extended indefinitely, or as long as allowed by the IRS. If the insured is alive on the maturity date and this policy is still in force and not in the grace period, this option may be elected. In order to elect this option, all of the policy fund must be transferred to either the General Account or the Money Market investment division and the death benefit option must be elected as Option 1. Once Your policy is extended beyond the maturity date, there will be no further monthly deductions and We will only allow transfers to the General Account or the Money Market investment division. Furthermore, We will not allow any of the following to occur:


o  Increase in the Specified Amount of Insurance
o  Changes in the death benefit options
o  Premium Payments


The Extended Maturity Option election may have tax consequences. Consult Your tax advisor before taking this election. Automatic Benefit Increase Provision

The Automatic Benefit Increase (ABI) provision is a policy rider that allows for face amount increases to keep pace with inflation. All standard issues of regularly underwritten policies issued after May 1, 1998, include the ABI provision, except where the issue age of the primary insured is older than 55. In addition, the ABI provision is not included where the billing mode is military government allotment, Civil Service Allotment or list bill.

The ABI can automatically increase Your face amount every two years, based on increases in the Consumer Price Index. The increases will occur on the 2nd policy anniversary and every two years thereafter, unless You reject an increase. The increases continue until the rider terminates. We send You a notice about the increase amounts at least 30 days before the increase date. You have the right to reject any increase in face amount by sending Us a written notice before it takes effect. If You reject an increase, then the ABI provision terminates. (See Your ABI rider for exact details.)

We calculate each face amount increase under the ABI provision as follows:


(a)  The eligible face amount, multiplied by
(b)  The Consumer Price Index 5 months before the increase date, divided by
(c)  The Consumer Price Index 29 months before the increase date, minus.
(d)  The eligible face amount from part (a).


The eligible face amount is the sum of the portions of the face amount of insurance that are in the non-smoker, ordinary or preferred premium class.

The maximum increase is the lesser of $50,000 or 20% of the eligible face amount. The ABI provision automatically terminates once the total of the increases is more than twice the initial face amount. The Consumer Price Index is the U.S. Consumer Price Index for all urban consumers as published by the U.S. Department of Labor. (See Your policy form for more details on this index.)

The ABI provision does not require separate monthly charges, but it does affect the amount of Your monthly cost of insurance charge by increasing Your face amount. (See "Deductions From Your Policy Fund" on page 56.)

ABI increases also increase the planned and minimum premiums. (See Your ABI Rider and Your Base Policy Form for exact details.)

The Automatic Benefit Increase Provision may have tax consequences. Consult Your tax advisor for questions.

SEPARATE ACCOUNT INVESTMENT CHOICES
Our Separate Account And Its Investment Divisions

The "Separate Account" is Our Separate Account A, established under the insurance laws of the State of Iowa. It is a unit investment trust registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 but this registration does not involve any SEC supervision of its management or investment policies. The Separate Account meets the definition of a "Separate Account" under the federal securities laws. The Separate Account has a number of investment divisions, each of which invests in the shares of a corresponding portfolio of the funds. You may allocate part or all of Your net premiums to ten of the thirty investment divisions of Our Separate Account.

The Funds

Each of the 34 portfolios available under the policy is a "series" of one of the following investment companies:

1. Fidelity's Variable Insurance Products Fund Initial Class,
2. American Century Variable Portfolios, Inc.,
3. MFS(R) Variable Insurance Trusts,
4. Lord Abbett Series Fund, Inc.,
5. Alger American Fund,
6. Van Eck Worldwide Insurance Trust ,
7. LEVCO Series Trust , and
8. INVESCO Variable Investment Funds, Inc.

The funds' shares are bought and sold by Our Separate Account at net asset value. More detailed information about the funds and their investment objectives, policies, risks, expenses and other aspects of their operations, appear in their prospectuses, which accompany this prospectus.

Midland may from time to time receive revenue from the funds and/or from their managers. The amounts of the revenue, if any, may be substantial, may vary between funds and portfolios and may be based on the amount of Midland's investments in the funds. Currently these revenues range from 0.10% to 0.25% of Midland's investment in the funds.

Investment Policies Of The Portfolios

Each portfolio tries to achieve a specified investment objective by following certain investment policies. A portfolio's objectives and policies affect its returns and risks. Each investment division's performance depends on the experience of the corresponding portfolio. The objectives of the portfolios are as follows:

Portfolio                                            Objective

VIP Money Market Portfolio                           Seeks as high a level of current income as is consistent with preservation of capital and liquidity by investing in U.S.
                                                     dollar-denominated money market securities.
VIP High Income Portfolio                            Seeks a high level of current income by investing primarily in income-producing debt securities while also considering growth of capital. Policy owners should understand that the fund's unit price may be volatile due to the nature of the high yield bond marketplace.

VIP Equity-Income Portfolio                          Seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the investment manager will consider the potential for capital appreciation. The
                                                     Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's Composite
                                                     Index of 500 Stocks.
VIP Growth Portfolio                                 Seeks capital appreciation by investing in common stocks. The adviser invests the fund's assets in companies the adviser believes have above-average growth potential.

VIP Mid Cap Portfolio                                Seeks long term growth of capital.

VIP Overseas Portfolio                               Seeks long-term growth of capital, primarily through investments in foreign securities.


VIP Asset Manager Portfolio                          Seeks high total return with reduced risk over the long term by allocating its assets among domestic and foreign stocks, bonds and short-term instruments.

VIP Investment Grade Bond Portfolio                  Seeks as high a level of current income as is consistent with the preservation of capital by investing in U.S. dollar-denominated investment-grade bonds.

VIP Contrafund(R) Portfolio                          Seeks to achieve capital appreciation over the long term by investing in common stocks and securities of companies whose value the manager believes is not fully recognized by the public.

VIP Asset Manager: Growth Portfolio                  Seeks to maximize total return by allocating its assets among stocks, bonds, short-term instruments, and other investments.

VIP    Index 500 Portfolio                           Seeks to provide investment results that correspond to the total return of common stocks publicly traded in the United States by duplicating the composition and total return of the Standard & Poor's
                                                     Composite Index of 500 Stocks.

VIP Growth & Income Portfolio                        Seeks high total return, combining current income and capital appreciation. Invests mainly in stocks that pay current dividends and show potential for capital appreciation.

VIP Balanced Portfolio                               Seeks both income and growth of capital. When the investment manager's outlook is neutral, it will invest approximately 60% of the fund's assets in equity securities and will always invest at least
                                                     25% of the fund's assets in fixed-income senior securities.

VIP    Growth Opportunities Portfolio                Seeks capital growth by investing primarily in common stocks.
                                                     Although the fund invests primarily in common stocks, it has the ability to purchase other securities, including bonds, which may be lower-quality debt securities.

American Century VP Capital Appreciation Portfolio   Seeks capital growth by investing primarily in common stocks that management considers to have better-than-average prospects for appreciation.

American Century VP Value Portfolio                  Seeks long-term capital growth with income as a secondary objective.
                                                     Invests primarily in equity securities of well-established companies that management believes to be under-valued.

American Century VP Balanced Portfolio               Seeks capital growth and current income. Invests approximately 60 percent of its assets in common stocks that management considers to have better than average potential for appreciation and the rest in fixed income securities.
American Century VP International Portfolio          Seeks capital growth by investing primarily in securities of foreign companies that management believes to have potential for appreciation

American Century VP Income & Growth Portfolio        Seeks dividend growth, current income and capital appreciation. The
                                                     Portfolio will seek to achieve its investment objective by investing in common stocks
MFS VIT Emerging Growth Series                       Seeks to provide long-term growth of capital.

MFS VIT Research Series                              Seeks to provide long-term growth of capital and future income.
MFS VIT Investors Trust Series                       Seeks to provide reasonable current income and long-term growth of capital and income.

MFS VIT New Discovery Series                         Seeks capital appreciation
Lord Abbett VC Growth and Income Portfolio           Seeks long-term growth of capital and income without excessive fluctuation in market value

Lord Abbett VC Mid-Cap Value Portfolio               Seeks capital appreciation through investments, primarily in equity securities which are believed to be undervalued in the marketplace

Lord Abbett VC International Portfolio               Seeks long-term capital appreciation. Invests primarily in equity securities of non-U.S. issuers.

Alger American Small Capitalization Portfolio        Seeks long-term capital appreciation. It focuses on
                                                     small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the portfolio invests primarily in equity securities of small capitalization companies. A small capitalization company is one that has a market capitalization within the range of the Russell 2000 Growth Index or the S&P SmallCap 600 Index.
Alger American MidCap Growth Portfolio               Seeks long-term capital appreciation. It focuses on
                                                     midsize companies with promising growth potential. Under normal circumstances, the portfolio invests primarily in the equity securities of companies having a market capitalization within the range of companies in the S&P MidCap 400 Index.

Alger American Growth Portfolio                      Seeks long-term capital appreciation. It focuses on
                                                     growing companies that generally have broad product lines, markets, financial resources and depth of management.  Under normal circumstances, the portfolio invests primarily in the equity securities of large companies.  The portfolio considers a large company to have a market capitalization of $1 billion or greater.
Alger American Leveraged AllCap Portfolio            Seeks long-term capital appreciation. Under normal
                                                     circumstances  , the portfolio invests in the equity securities of companies of any size which demonstrate promising growth potential.
                                                     The portfolio can leverage, that is, borrow money, up to one-third of its total assets to buy additional securities.  By borrowing money, the portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.
Van Eck Worldwide Hard Assets Fund                   Seeks long-term capital appreciation by investing primarily in "hard asset securities."  Income is a secondary consideration.  Hard asset securities are the stocks, bonds, and other securities of companies that derive at least 50% of gross revenue or profit from exploration, development, production or distribution of precious metals, natural resources, real estate, and commodities.
LEVCO Equity Value Fund                              Seeks long-term growth of capital by normally investing at least 85%
                                                     of its total assets in common stocks and other securities having equity characteristics, in issuers with market capitalizations of greater than $2 billion.

INVESCO VIF-Financial Services Fund                  Seeks to make an investment grow by aggressive management. The Fund invests primarily in equity securities of companies involved in the financial services sector.

INVESCO VIF-Health Sciences Fund                     Seeks to make an investment grow by aggressive management.  The Fund invests primarily in equity securities of companies that develop, produce, or distribute products or services related to health care.

Fidelity Management & Research Company manages the VIP portfolios. American Century Investment Management, Inc. manages the American Century VP Portfolios. MFS(R)Services Company manages the MFS Variable Insurance Trusts. Lord Abbett & Co. manages the Lord Abbett Series Fund, Inc. Fred Alger Management, Inc. manages the Alger American Portfolios. Van Eck Global manages the Van Eck Worldwide Insurance Trust. John A. Levin & Co., Inc. manages the LEVCO Series Trust. INVESCO Funds Group, Inc. manages the INVESCO Variable Insurance Funds, Inc.

The fund portfolios available under these policies are not available for purchase directly by the general public, and are not the same as the mutual funds with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of the portfolios are very similar to the investment objectives and policies of other (publicly available) mutual fund portfolios that have very similar or nearly identical names and that are or may be managed by the same investment advisor or manager. Nevertheless, the investment performance and results of any of the funds' portfolios that are available under the policies may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the available portfolios will be comparable to the investment results of any other portfolio or mutual fund, even if the other portfolio or mutual fund has the same investment advisor or manager and the same investment objectives and policies and a very similar or nearly identical name.

USING YOUR POLICY FUND

The Policy Fund


Your policy fund is the sum of Your amounts in the various investment divisions and in the General Account (including any amount in Our General Account securing a policy loan). Your policy fund reflects various charges. See "DEDUCTIONS AND CHARGES" on page 55. Monthly deductions are made on the policy date and on the first day of each policy month. Transaction and surrender charges are made on the effective date of the transaction. Charges against Our Separate Account are reflected daily.

We guarantee amounts allocated to the General Account. There is no guaranteed minimum policy fund for amounts allocated to the investment divisions of Our Separate Account. An investment division's performance will cause Your policy fund to go up or down. You bear that investment risk.


Amounts In Our Separate Account

Amounts allocated or transferred to the investment divisions are used to purchase accumulation units. Accumulation units of an investment division are purchased when You allocate premiums, repay loans or transfer amounts to that division. Accumulation units are redeemed when You make withdrawals, when You transfer amounts from an investment division (including transfers for loans), when We make monthly deductions and charges, and when We pay the death benefit. The number of accumulation units purchased or redeemed in an investment division is calculated by dividing the dollar amount of the transaction by the division's accumulation unit value at the end of that day. The value You have in an investment division is the accumulation unit value times the number of accumulation units credited to You. The number of accumulation units credited to You will not vary because of changes in accumulation unit values.

How We Determine The Accumulation Unit Value

We determine accumulation unit values for the investment divisions at the end of each business day. Accumulation unit values fluctuate with the investment performance of the corresponding portfolios of the funds. They reflect investment income, the portfolio's realized and unrealized capital gains and losses, the funds' expenses, and Our deductions and charges. The accumulation unit value for each investment division is set at $10.00 on the first day there are policy transactions in Our Separate Account associated with these policies. After that, the accumulation unit value for any business day is equal to the accumulation unit value for the previous business day multiplied by the net investment factor for that division on that business day.

We determine the net investment factor for each investment division every business day as follows:

o We take the value of the shares belonging to the division in the corresponding fund portfolio at the close of business that day (before giving effect to any policy transactions for that day, such as premium payments or surrenders). We use the share value reported to Us by the fund.

o We add any dividends or capital gains distributions paid by the portfolio on that day.

o We divide this amount by the value of the amounts in the investment division at the close of business on the preceding business day (after giving effect to any policy transactions on that day).


o We subtract a daily asset charge for each calendar day between business days (for example, a Monday calculation may include charges for Saturday and Sunday). The daily charge is .0024547%, which is an effective annual rate of 0.90%. We currently intend to reduce this charge to 0.25% after the 10th policy year. (This reduction is not guaranteed.) (See "Mortality and Expense Risks" on page 55.)


o We may subtract any daily charge for taxes or amounts set aside as tax reserves.

Policy Fund Transactions

The transactions described below may have different effects on Your policy fund, death benefit, face amount or cost of insurance charges. You should consider the net effects before making any policy fund transactions. Certain transactions have fees. Remember that upon completion of these transactions, You may not have Your policy fund allocated to more than 10 investment divisions.

Transfers Of Policy Fund


You may transfer amounts among the investment divisions and between the General Account and any investment divisions. To make a transfer of policy fund, write to Our Executive Office. Currently, You may make an unlimited number of free transfers of policy fund in each policy year. But We reserve the right to assess a $25 charge after the 12th transfer in a policy year. If We charge You for making a transfer, then We will allocate the charge as described under "Deductions and Charges - How Policy Fund Charges Are Allocated" on page 59. Although a single transfer request may include multiple transfers, it will be considered a single transfer for fee purposes.

Transfer requests received before 3:00 p.m. (Central Time) will take effect on the same day if that day is a business day. Otherwise, the transfer request will take effect on the business day following the day We receive Your request. Transfers are effected at unit values determined at the close of business on the day the transfer takes effect. The minimum transfer amount is $200. The minimum amount does not have to come from or be transferred to just one investment division. The only requirement is that the total amount transferred that day equals the transfer minimum.

The total amount that can be transferred from the General Account to the Separate Account, in any policy year, cannot exceed the larger of:


1. 25% of the unloaned amount in the General Account at the beginning of the policy year, or

2.    $25,000 (We reserve the right to decrease this to $1,000).

These limits do not apply to transfers made in a Dollar Cost Averaging program that occurs over a time period of 12 or more months.

Market Timing and Excessive Trading Limits

The contracts are first and foremost life insurance policies. They are designed for long-term financial planning, and are not designed for or appropriate for market timers or other persons that use programmed, large, or frequent transfers. The use of such transfers can be disruptive to any underlying portfolio and harmful to other policy owners invested in the portfolio. We therefore reserve the right to reject any transfer request (or premium payment) from any person if, in Our judgment, it has the potential to adversely affect an underlying portfolio or other policy owners or if an underlying portfolio objects to or would reject Our transaction order. We may impose severe restrictions on transfers or even prohibit them for particular policy owners who, in Our view, have abused or appear likely to abuse the transfer privilege.

We may apply restrictions in any manner reasonably designed to prevent transfers that We consider disadvantageous to other owners.


Dollar Cost Averaging

The Dollar Cost Averaging (DCA) program enables You to make monthly transfers of a predetermined dollar amount from the DCA source account (any investment division or the General Account) into one or more of the investment divisions. By allocating monthly, as opposed to allocating the total amount at one time, You may reduce the impact of market fluctuations. This plan of investing does not insure a profit or protect against a loss in declining markets. The minimum monthly amount to be transferred using DCA is $200.

You can elect the DCA program at any time. You must complete the proper request form, and there must be a sufficient amount in the DCA source account. The minimum amount required in the DCA source account for DCA to begin is the sum of $2,400 and the minimum premium. You can get a sufficient amount by paying a premium with the DCA request form, allocating premiums, or transferring amounts to the DCA source account. The DCA election will specify:

a.    the DCA source account from which DCA transfers will be made,

b. that any money received with the form is to be placed into the DCA source account,

c. the total monthly amount to be transferred to the other investment divisions, and

d.    how that monthly amount is to be allocated among the investment divisions.

The DCA request form must be received with any premium payments You intend to apply to DCA.

Once DCA is elected, additional premiums can be deposited into the DCA source account by sending them in with a DCA request form. All amounts in the DCA source account will be available for transfer under the DCA program.

Any premium payments received while the DCA program is in effect will be allocated using the allocation percentages from the DCA request form, unless You specify otherwise. You may change the DCA allocation percentages or DCA transfer amounts twice during a policy year.

If it is requested when the policy is issued, then DCA will start at the beginning of the 2nd policy month. If it is requested after issue, then DCA will start at the beginning of the 1st policy month which occurs at least 30 days after the request is received.


DCA will last until the total monies allocated for DCA are exhausted or until We receive Your written termination request. DCA automatically terminates on the maturity date.

We do not charge any specific fees for You to participate in a DCA program. However, transfers made through a DCA program which only extends for fewer than 12 months will be included in counting the number of transfers of policy fund. While We currently allow an unlimited number of free transfers, We reserve the right to charge for each transfer after the 12th one in any policy year.


We reserve the right to end the DCA program by sending You one month's notice.

Portfolio Rebalancing


The Portfolio Rebalancing Option allows policyowners, who are not participating in a Dollar Cost Averaging program, to have the Company automatically reset the percentage of policy fund allocated to each investment division to a pre-set level. For example, You may wish to specify that 30% of Your policy fund be allocated to the VIP Growth investment division, 40% in the VIP High Income investment division and 30% in the VIP II Overseas investment division. Over time, the variations in the investment division's investment results will shift the percentage allocations of Your policy fund. If You elect this option, then at each policy anniversary, We will transfer amounts needed to "balance" the policy fund to the specified percentages selected by You. Rebalancing is not available to amounts in the General Account. Rebalancing may result in transferring amounts from an investment division earning a relatively high return to one earning a relatively low return.

Even with a Portfolio Rebalancing Option, You can only allocate Your total policy fund in up to at most 10 investment divisions. We reserve the right to end the Portfolio Rebalancing Option by sending You one month's notice. Contact Us at Our Executive Office to elect the Portfolio Rebalancing Option.


Midland does not charge any specific fees for You to participate in a portfolio rebalancing program. However, transfers made through a portfolio rebalancing program which only extends for fewer than 12 months will be included in counting the number of transfers of policy fund. While We currently allow an unlimited number of free transfers, We do reserve the right to charge for each transfer after the 12th one in any policy year.

Policy Loans

You may borrow up to 92% of the net cash surrender value using only Your policy as security for the loan. If You request an additional loan, then the outstanding loan and loan interest will be added to the additional loan amount and the original loan will be canceled. Thus, You will only have one outstanding loan.


A loan taken from, or secured by, a policy may have federal income tax consequences. See "TAX EFFECTS" on page 71.

You may request a loan by contacting Our Executive Office. You should tell Us how much of the loan You want taken from Your unloaned amount in the General Account or from the Separate Account investment divisions. If You do not tell Us how to allocate Your loan, the loan will be allocated according to Your deduction allocation percentages as described under "How Policy Fund Charges Are Allocated" on page 59. If the loan cannot be allocated this way, then We will allocate it in proportion to the unloaned amounts of Your policy fund in the General Account and each investment division. We will redeem units from each investment division equal in value to the amount of the loan allocated to that investment division (and transfer these amounts to the General Account).

Interest Credited on Policy Loans: The portion of the General Account that is equal to the policy loan will be credited with interest at a rate of 3.5% per year.

Contract Loan Interest Charged: After the 10th policy year, We guarantee that We will offer zero cost loans which will be available for the portion of the loan that is from earnings (the earnings are equal to the policy fund less the premiums paid). The annual interest rate charged on zero cost loans is guaranteed to be 3.5% (which is the same rate We guarantee to credit on preferred loans).

Currently, the annual interest rate We charge on standard loans is 5.5%. We guarantee that the rate charged on standard loans will not exceed 8% per year. A zero cost loan may have tax consequences. See "TAX EFFECTS" on page 71.


Interest is due on each policy anniversary. If You do not pay the interest when it is due, then it will be added to Your outstanding loan and allocated based on the deduction allocation percentages for Your policy fund. This means We make an additional loan to pay the interest and will transfer amounts from the General Account or the investment divisions to make the loan. If We cannot allocate the interest based on these percentages, then We will allocate it as described above.

Repaying The Loan. You may repay all or part of a policy loan while Your policy is in force. While You have a policy loan, We assume that any money You send Us is meant to repay the loan. If You wish to have any of these payments serve as premium payments, then You must tell Us in writing.

You may choose how You want Us to allocate Your repayments. If You do not give Us instructions, We will allocate Your repayments based on Your premium allocation percentages.

The Effects Of A Policy Loan On Your Policy Fund. A loan against Your policy will have a permanent effect on Your policy fund and benefits, even if the loan is repaid. When You borrow on Your policy, We transfer Your loan amount into Our General Account where it earns a declared rate of interest. You cannot invest that loan amount in any Separate Account investment divisions. You may earn more or less on the loan amount, depending on the performance of the investment divisions and whether they are better or worse than the 3.5% annual interest We credit on the portion of the General Account securing the loan.


Your Policy May Lapse. Your loan may affect the amount of time that Your policy remains in force. For example, Your policy may lapse because the loaned amount cannot be used to cover the monthly deductions that are taken from Your policy fund. If these deductions are more than the net cash surrender value of Your policy, then the policy's lapse provisions may apply. Since the policy permits loans up to 92% of the cash surrender value less policy debt, loan repayments or additional premium payments may be required to keep the policy in force, especially if You borrow the maximum.

Withdrawing Money From Your Policy Fund

You may request a partial withdrawal of Your net cash surrender value by writing to Our Executive Office. There is no surrender charge on partial withdrawals. Partial withdrawals are subject to certain conditions. They must:

o     be at least $200,

o     total no more than 50% of the net cash surrender value in any policy year,

o allow the death benefit to remain above the minimum for which We would issue the policy at that time,

o allow the policy to still qualify as life insurance under applicable tax law.

You may specify how much of the withdrawal You want taken from each investment division. If You do not tell Us, then We will make the withdrawal as described in "Deductions and Charges - How Policy Fund Charges Are Allocated" on page 59.

Withdrawal requests received before 3:00 p.m. (Central Time) will take affect on the same day if that day is a business day. Otherwise, the withdrawal request will take effect on the business day following the day We receive Your request.

Withdrawal Charges. When You make a partial withdrawal more than once in a policy year, a charge of $25 (or 2% of the amount withdrawn, whichever is less), will be deducted from Your policy fund. If You do not give Us instructions for deducting the charge, then it will be deducted as described under "Deductions and Charges - How Policy Fund Charges Are Allocated" on page 59.

In general, We do not permit You to make a withdrawal on monies for which Your premium check has not cleared Your bank.

The Effects Of A Partial Withdrawal. A partial withdrawal reduces the amount in Your policy fund, the cash surrender value and generally the death benefit on a dollar-for-dollar basis. If the death benefit is based on the corridor percentage multiple, then the death benefit reduction could be greater. If You have death benefit option 1, then We will also reduce the face amount of Your policy so that there will be no change in the net amount at risk. We will send You a new policy information page to reflect this change. Both the withdrawal and any reductions will be effective as of the date We receive Your request at Our Executive Office.

Depending on individual circumstances, a policy loan might be better than a partial withdrawal if You need temporary cash. A partial withdrawal may have tax consequences. See "TAX EFFECTS" on page 71.

Surrendering Your Policy

You may surrender Your policy for its net cash surrender value while the insured person is living. You do this by sending both a written request and the policy to Our Executive Office. The net cash surrender value equals the cash surrender value (Your policy fund minus any surrender charge) minus any loan outstanding (including loan interest). During the first 10 policy years, the cash surrender value is the policy fund minus the surrender charge. After 10 years, the cash surrender value equals the policy fund. We will compute the net cash surrender value as of the date We receive Your request and policy at Our Executive Office. All of Your insurance coverage will end on that date.

Surrendering Your policy may have tax consequences. See "TAX EFFECTS" on page
71.

THE GENERAL ACCOUNT

You may allocate all or some of Your policy fund to the General Account. The General Account pays interest at a declared rate. We guarantee the principal after deductions. The General Account supports Our insurance and annuity obligations. Because of applicable exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933, and the General Account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the General Account nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus for Your information and which relate to the General Account.

You may accumulate amounts in the General Account by:

o   allocating net premium and loan payments,
o   transferring amounts from the investment divisions,
o   securing any policy loans, or
o   earning interest on amounts You already have in the General Account.

This amount is reduced by transfers, withdrawals and allocated deductions.

We pay interest on all Your amounts in the General Account. The annual interest rates will never be less than 3.5%. We may, at Our sole discretion, credit interest in excess of 3.5%. You assume the risk that interest credited may not exceed 3.5% per year. We may pay different rates on unloaned and loaned amounts in the General Account. Interest compounds daily at an effective annual rate that equals the annual rate We declared.

You may request a transfer between the General Account and one or more of the investment divisions, within limits. See "Transfers Of Policy Fund" on page 47.

The General Account may not be available in all states, Your state of issue will determine if the General Account is available on Your policy. Please check Your policy form to see if the General Account is available on Your policy.

DEDUCTIONS AND CHARGES
Deductions From Your Premiums

We deduct a premium charge, and in some cases a service charge from each premium. The rest of each premium (called the net premium) is placed in Your policy fund.

Since this charge is a percentage of paid premiums, the amount of the charge will vary with the amount of premium.

Sales Charge. We deduct a 5.0% premium charge from each premium payment. We currently intend to eliminate this charge after the 15th policy year. (This is elimination not guaranteed). This charge partially reimburses Us for premium taxes We incur, and for the selling and distribution costs of this policy. The percentage We estimate to be paid for premium taxes is an average of what We anticipate owing, and therefore, may exceed that actual rate imposed by Your state. Our selling and distribution costs include commissions and the costs of preparing sales literature and printing prospectuses. (We also deduct a surrender charge if You surrender Your policy for its net cash surrender value or let Your policy lapse in the first 10 years. See "Surrender Charge" on page 59.)

Service Charge. If You have chosen the Civil Service Allotment Mode, then We deduct $.46 (forty-six cents) from each premium payment. The $.46 covers the extra expenses We incur in processing bi-weekly premium payments.

Charges Against The Separate Account

Fees and charges allocated to the investment divisions reduce the amount in Your policy fund.

Mortality and Expense Risks. We charge for assuming mortality and expense risks. We guarantee that monthly administrative and insurance deductions from Your policy fund will never be greater than the maximum amounts shown in Your policy. The mortality risk We assume is that insured people will live for shorter periods than We estimated. When this happens, We have to pay a greater amount of death benefits than We expected. The expense risk We assume is that the cost of issuing and administering policies will be greater than We expected. We deduct a daily charge for mortality and expense risks at an effective annual rate of 0.90% of the value of the assets in the Separate Account attributable to Variable Executive Universal Life 2. We currently intend to reduce this charge to 0.25% after the 10th policy year (this is not guaranteed). The investment divisions' accumulation unit values reflect this charge. See "Using Your Policy Fund - How We Determine The Accumulation Unit Value" on page 46. If the money We collect from this charge is not needed, then We profit. We expect to make money from this charge. To the extent sales expenses are not covered by the premium charge and the surrender charge, Our General Account funds, which may include amounts derived from this mortality and expense risk charge, will be used to cover sales expenses.

Tax Reserve. We reserve the right to charge for taxes or tax reserves, which may reduce the investment performance of the investment divisions. Currently, no such charge is made.

Deductions From Your Policy Fund

At the beginning of each policy month (including the policy date), the following three deductions are taken from Your policy fund:

1. Expense Charge: This charge is $6.00 per month. This charge covers the continuing costs of maintaining Your policy, such as premium billing and collections, claim processing, policy transactions, record keeping, communications with owners and other expense and overhead items.


2. Charges for Additional Benefits: Monthly deductions are made for the cost of any additional benefits. We may change these charges, but Your policy contains tables showing the guaranteed maximum rates for all of these insurance costs.

3. Cost of Insurance Charge: The cost of insurance charge is Our current monthly cost of insurance rate times the amount at risk at the beginning of the policy month. The amount at risk is the difference between Your death benefit and Your policy fund. If the current death benefit for the month is increased due to the requirements of Federal tax law, then Your amount at risk for the month will also increase. For this purpose, Your policy fund amount is determined before deduction of the cost of insurance charge, but after all of the other deductions due on that date. The amount of the cost of insurance charge will vary from month to month with changes in the amount at risk. We may profit from this charge.


The cost of insurance rate is based on the sex, attained age, and rating class of the insured person at the time of the charge. (In Montana, there are no distinctions based on sex.). We place the insured person that is a standard risk in the following rate classes: preferred non-smoker, non-smoker, and smoker. The insured person may also be placed in a rate class involving a higher mortality risk, known as a substandard class. We may change the cost of insurance rates, but they will never be more than the guaranteed maximum rates set forth in Your policy. The maximum charges are based on the charges specified in the Commissioner's 1980 Standard Ordinary Mortality Table. The table below shows the current and guaranteed maximum monthly cost of insurance rates per $1,000 of amount at risk for a male, preferred, nonsmoker, standard risk at various ages.




       Illustrative Table of Monthly Cost of Insurance Rates
              (Rounded) per $1,000 of Amount at Risk

      Male           Guaranteed                Current
    Attained           Maximum         (Preferred Non-Smoker)
       Age              Rate                    Rate
         5              $.07                    $.05
        15               .11                     .10
        25               .13                     .07
        35               .14                     .07
        45               .29                     .14
        55               .69                     .29
        65              1.87                     .68

For example, for a male preferred non-smoker, age 35 with a $150,000 face amount death benefit option 1 contract and an initial premium of $1,000, the first monthly deduction (taken on the date the policy is issued) is $16.43. This example assumes the current monthly expense charge of $6.00 and the current cost of insurance charge of $10.43. The $10.43 is calculated by multiplying the current monthly cost of insurance rate per $1,000 ($0.07) times the amount at risk ($150,000 face less the initial cash Value of $944 which is $1,000 of premium less the $50 for the premium charge less the $6.00 expense charge). This example assumes that there are no riders or other additional benefits.

The non-smoker cost of insurance rates are lower than the smoker cost of insurance rates. To qualify, an insured must be a standard risk and must meet additional requirements that relate to smoking habits. The reduced cost of insurance rates depends on such variables as the attained age and sex of the insured.

The preferred non-smoker cost of insurance rates are lower than the non-smoker cost of insurance rates. To qualify for the preferred non-smoker class, the insured person must be age 20 or over and meet certain underwriting requirements.

If Variable Executive Universal Life 2 is purchased in connection with an employment-related insurance or benefit plan, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964. In 1983, the United States Supreme Court held that under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

Changes in Monthly Charges. Any changes in the cost of insurance, charges for additional benefits or expense charges will be by class of insured and will be based on changes in future expectations of investment earnings, mortality, the length of time policies will remain in effect, expenses and taxes.


Automatic Benefit Increase Charges. There is no separate charge for the Automatic Benefit Increase (ABI) provision. However, as the automatic increases are applied (see page 38 for exact details) the face amount of insurance will increase. The face amount increase will cause an increase in the amount at risk and the monthly cost of insurance charge.

Transaction Charges

In addition to the deductions described above, We charge fees for certain policy transactions:

o Partial Withdrawal of net cash surrender value. You may make one partial withdrawal during each policy year without a charge. There is an administrative charge of $25 or 2 percent of the amount withdrawn, whichever is less, each time You make a partial withdrawal if more than one withdrawal is made during a policy year.

o Transfers. Currently, We do not charge when You make transfers of policy fund among investment divisions. We reserve the right to assess a $25 charge after the twelfth transfer in a policy year.

How Policy Fund Charges Are Allocated

Generally, deductions from Your policy fund for monthly or partial withdrawal charges are made from the investment divisions and the unloaned portion of the General Account. They are made in accordance with Your specified deduction allocation percentages unless You instruct Us otherwise. Your deduction allocation percentages may be any whole number (from 10 to 100) which add up to
100. You may change Your deduction allocation percentages by writing to Our Executive Office. Changes will be effective as of the date We receive them.

If We cannot make a deduction in accordance with these percentages, We will make it based on the proportion of (a) to (b) where (a) is Your unloaned amounts in the General Account and Your amounts in the investment divisions and (b) is the total unloaned amount of Your policy fund.

Deductions for transfer charges are made equally between the investment divisions from which the transfer was made. For example, if the transfer is made from two investment divisions, then the transfer charge assessed to each of the investment divisions will be $12.50.

Surrender Charge


We incur various sales and promotional expenses in selling Variable Executive Universal Life 2. These include commissions, the cost of preparing sales literature, promotional activities and other distribution expenses.

The surrender charge is the difference between the amount in Your policy fund and Your policy's cash surrender value for the first 10 policy years. It is a contingent charge designed to partially recover Our expenses in distributing and issuing policies which are terminated by surrender or lapse in their early years (the premium charge is also designed to partially reimburse Us for these expenses). It is a contingent charge because You pay it only if You surrender Your policy (or let it lapse) during the first 10 policy years. The amount of the charge in a policy year is not necessarily related to Our actual sales expenses in that year. We anticipate that the premium charge and surrender charge will not fully cover Our sales expenses. If sales expenses are not covered by the premium charge and surrender charge, We will cover them with other funds. The net cash surrender value, the amount We pay You if You surrender Your policy for cash, equals the cash surrender value minus any outstanding loan and loan interest.

The cash surrender value is the policy fund minus the surrender charge. The surrender charge varies by the issue age, sex and class of the insured at the time the policy is issued. The maximum charge for Your policy per $1,000 of face amount is the first year charge. The first year charge, on a per $1,000 of face amount basis, gradually decreases over the 10 year surrender charge period and is $0.00 after the 10th policy year.


The following table provides some examples of the first year surrender charge. The maximum first year surrender charge for all issue ages, sexes, and classes is $52.50 per $1,000. The $52.50 per $1,000 surrender charge occurs for males issued at a smoker class with issue ages at 58 or older. Your policy will specify the actual surrender charge rate, per $1,000 of face amount, for all durations in the 10 year surrender charge period. The table below is only provided to give You an idea of the level of first year surrender charge for a few sample issue ages, sexes and classes.

                      Table of First Year Surrender Charges
                            Per $1,000 of Face Amount

                                                          Surrender Charge
                                                          Per $1,000 of
    Issue Age      Sex              Class                 Face Amount
    ---------      ---              -----                 -----------
       15          Male        Preferred Non-Smoker         $10.00
       15          Female      Preferred Non-Smoker         $10.00

       35          Male        Non-Smoker                   $19.00
       35          Male        Smoker                       $23.00

       55          Female      Non-Smoker                   $32.50
       55          Female      Smoker                       $37.00

       65          Male        Preferred Non -Smoker        $50.00
       65          Female      Smoker                       $52.50

A face amount decrease will not reduce the surrender charge. If the face amount is increased, the surrender charge will increase. The surrender charge for the face amount increase will equal the surrender charge for a new policy with:

a)    The initial face amount set equal to the face amount increase

b) The insured's policy age on the policy date equal to the policy age on the date of the face amount increase; and

c)    The premium class for the face amount increase

Suppose You bought Your policy at issue age 35 under a male preferred nonsmoker class with a face amount of $200,000. During the 10th policy year, You decided to increase Your face amount by $100,000 to obtain a total face amount of $300,000. If the face amount increase was determined to be acceptable to Us under the nonsmoker class, the surrender charge for Your $100,000 of increase would be the same as a new policy with the following surrender charge criteria:

(a)   face amount of $100,000

(b) a policy age of 44 (the increase was effective during the 10th policy year before the policy anniversary at which You attained age 45).

(c)   a premium class of male nonsmoker

The original $200,000 of face amount would continue to fall under the surrender charge schedule established at the issue date of the policy, but the $100,000 of face amount increase would begin a new surrender charge schedule with the criteria stated in (a) through (c) above. At the time a face amount increase becomes effective We will send You an endorsement to Your policy which states the surrender charge criteria and surrender charge amounts.

Charges In The Funds

The funds charge for managing investments and providing services. Each portfolio's charges vary.


The VIP Portfolios have an annual management fee. That is the sum of an individual fund fee rate and a group fee rate based on the monthly average net assets of Fidelity Management & Research Company's mutual funds. In addition, each of these portfolios' total operating expenses includes fees for management and shareholder services and other expenses (custodial, legal, accounting, and other miscellaneous fees). The fees for the Fidelity Portfolios are based on the Initial Class. See the VIP prospectuses for additional information on how these charges are determined and on the minimum and maximum charges allowed.

The other funds have annual management fees that are based on the monthly average of the net assets in each of the portfolios. See the prospectuses for details.

See the Portfolio Expenses Section on Page 20 for a complete listing of the portfolio expenses during 2001.

ADDITIONAL INFORMATION ABOUT THE POLICIES
Your Right To Examine The Policy

You have a right to examine the policy. If for any reason You are not satisfied with it, then You may cancel the policy. You cancel the policy by sending it to Our Executive Office along with a written cancellation request. Your cancellation request must be postmarked by the latest of the following dates:

o     10 days after You receive Your policy;

o 10 days after We mail You a written notice telling You about Your rights to cancel (Notice of Withdrawal Right), or

o     45 days after You sign Part 1 of the policy application.

If You cancel Your policy, then We will return all of the charges deducted from Your paid premiums and policy fund, plus the policy fund. The policy fund will reflect both the positive and negative investment performance of the investment divisions chosen by You in the policy application.


Insurance coverage ends when You send Your request.

Your Policy Can Lapse


Your Variable Executive Universal Life 2 insurance coverage continues as long as the net cash surrender value of Your policy is enough to pay the monthly deductions that are taken out of Your policy fund. During the minimum premium period, coverage continues if Your paid premiums (less loans and withdrawals) exceed the schedule of required minimum premiums. If neither of these conditions is true at the beginning of any policy month, We will send written notification to You and any assignees on Our records that a 61-day grace period has begun. This will tell You the amount of premium payment that is needed to satisfy the minimum requirement for two months.


If We receive payment of this amount before the end of the grace period, then We will use that amount to pay the overdue deductions. We will put any remaining balance in Your policy fund and allocate it in the same manner as Your previous premium payments.

If We do not receive payment within 61 days, then Your policy will lapse without value. We will withdraw any amount left in Your policy fund. We will apply this amount to the deductions owed to Us, including any applicable surrender charge. We will inform You and any assignee that Your policy has ended without value.

If the insured person dies during the grace period, We will pay the insurance benefits to the beneficiary, minus any loan, loan interest, and overdue deductions.

You May Reinstate Your Policy

You may reinstate the policy within five years after it lapses if You did not surrender the policy for its net cash surrender value. To reinstate the policy, You must:

o     complete an application for reinstatement,

o provide satisfactory evidence of insurability for the person who is to be insured,

o pay enough premium to cover all overdue monthly deductions, including the premium tax on those deductions,

o increase the policy fund so that the policy fund minus any policy debt equals or exceeds the surrender charge,

o     cover the next two months' deductions, and

o     pay or restore any policy debt.


The policy date of the reinstated policy will be the beginning of the policy month that coincides with or follows the date that We approve Your reinstatement application. Previous loans will not be reinstated.

Policy Periods And Anniversaries

We measure policy years, policy months, and policy anniversaries from the policy date shown on Your policy information page. Each policy month begins on the same day in each calendar month. The calendar days of 29, 30, and 31 are not used. Our right to challenge a policy and the suicide exclusion are measured from the policy date. See "Limits On Our Right To Challenge The Policy" on page 66.


Maturity Date


The maturity date is the first policy anniversary after the insured's 100th birthday. The policy ends on that date if the insured is still alive and the maturity benefit is paid.

If the insured survives to the maturity date and You would like to continue the policy, We will extend the maturity date as long as this policy still qualifies as life insurance according to the Internal Revenue Service and Your state.

In order to extend the maturity date, all of the following conditions must be satisfied:

o     The policy can not be in the grace period;

o All of the policy fund must be transferred to either the General Account or the Money Market investment division; and

o     The death benefit option must be elected as Option 1.


(See the Extended Maturity Option section on page 37 for further details about this option).


If the maturity date is extended, the policy may not qualify as life insurance and there may be tax consequences. A tax advisor should be consulted before You elect to extend the maturity date.

We Own The Assets Of Our Separate Account

We own the assets of Our Separate Account and use them to support Your policy and other variable life policies. We may permit charges owed to Us to stay in the Separate Account. Thus, We may also participate proportionately in the Separate Account. These accumulated amounts belong to Us and We may transfer them from the Separate Account to Our General Account. The assets in the Separate Account generally are not chargeable with liabilities arising out of any other business We conduct. Under certain unlikely circumstances, one investment division of the Separate Account may be liable for claims relating to the operations of another division.

Changing the Separate Account

We have the right to modify how We operate Our Separate Account. We have the right to:

o add investment divisions to, or remove investment divisions from, Our Separate Account;

o     combine two or more divisions within Our Separate Account;

o withdraw assets relating to Variable Executive Universal Life 2 from one investment division and put them into another;

o eliminate the shares of a portfolio and substitute shares of another portfolio of the funds or another open-end investment company. This may happen if the shares of the portfolio are no longer available for investment or, if in Our judgment, further investment in the portfolio is inappropriate in view of the purposes of the Separate Account;

o register or end the registration of Our Separate Account under the Investment Company Act of 1940;

o operate Our Separate Account under the direction of a committee or discharge such a committee at any time (the committee may be composed entirely of interested parties of Midland);

o disregard instructions from policy owners regarding a change in the investment objectives of the portfolio or the approval or disapproval of an investment advisory policy. (We would do so only if required by state insurance regulatory authorities or otherwise pursuant to insurance law or regulation); and

o operate Our Separate Account or one or more of the investment divisions in any other form the law allows, including a form that allows Us to make direct investments. In choosing these investments, We will rely on Our own or outside counsel for advice. In addition, We may disapprove of any change in investment advisors or in investment policies unless a law or regulation provides differently.

Limits On Our Right To Challenge The Policy

We can challenge the validity of Your insurance policy (based on material misstatements in the application) if it appears that the insured person is not actually covered by the policy under Our rules. There are limits on how and when We can challenge the policy:


o We cannot challenge the policy after it has been in effect, during the insured's lifetime, for two years from the date the policy was issued or reinstated. (Some states may require Us to measure this in some other way.)

o We cannot challenge any policy change that requires evidence of insurability (such as an increase in face amount) after the change has been in effect for two years during the insured's lifetime.


o We can challenge at any time (and require proof of continuing disability) an additional benefit that provides benefits to the insured person in the event that the insured person becomes totally disabled.

If the insured person dies during the time that We may challenge the validity of the policy, then We may delay payment until We decide whether to challenge the policy.

If the insured person's age or sex is misstated on any application, then the death benefit and any additional benefits will be changed. They will be those which would be purchased by the most recent deduction for the cost of insurance and the cost of any additional benefits at the insured person's correct age and sex.


If the insured person commits suicide within two years after the date on which the policy was issued or reinstated, then the death benefit will be limited to the total of all paid premiums minus the amount of policy debt minus any partial withdrawals of net cash surrender value. If the insured person commits suicide within two years after the effective date of Your requested face amount increase, then We will pay the face amount which was in effect before the increase, plus the monthly cost of insurance deductions for the increase (Some states require Us to measure this time by some other date).


Your Payment Options

You may choose for policy benefits and other payments (such as the net cash surrender value or death benefit) to be paid immediately in one lump sum or in another form of payment. Payments under these options are not affected by the investment performance of any investment division. Instead, interest accrues pursuant to the option chosen. If You do not arrange for a specific form of payment before the insured person dies, then the beneficiary will have this choice. However, if You do make an arrangement with Us for how the money will be paid, then the beneficiary cannot change Your choice. Payment options will also be subject to Our rules at the time of selection.

Lump Sum Payments


In most cases, when a death benefit is paid in a lump sum, We will pay the death benefit by establishing an interest bearing checking account, called the "Midland Access Account" for the beneficiary in the amount of the death benefit. We will send the beneficiary a checkbook, and the beneficiary will have access to the account simply by writing a check for all or any part of the amount of the death benefit. The Midland Access Account is part of Our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of Our General Account, it is subject to the claims of Our creditors. We receive a benefit from all amounts left in the Midland Access Accounts.

Optional Payment Methods

Our consent is required when an optional payment is selected and the payee is either an assignee or not a natural person (i.e., a corporation). Currently, these alternate payment options are only available if the proceeds applied are more than $5,000 and periodic payments are at least $50.


You have the following payment options:

1. Deposit Option: The money will stay on deposit with Us for a period that We agree upon. You will receive interest on the money at a declared interest rate.

2.    Installment Options: There are two ways that We pay installments:
      a.  Fixed Period: We will pay the amount applied in equal installments plus applicable interest, for a specified time, up to 30 years.
      b.  Fixed Amount: We will pay the sum in installments in an amount that
          We agree upon.  We will continue to pay the installments until We pay the original amount, together with any interest You have earned.

3. Monthly Life Income Option: We will pay the money as monthly income for life. You may choose from 1 of 5 ways to receive the income. We will guarantee payments for:

         (1)  at least 5 years (called "5 Years Certain");
         (2)  at least 10 years (called "10 Years Certain");
         (3)  at least 15 years (called "15 Years Certain");
         (4)  at least 20 years (called "20 Years Certain"); or
         (5) payment for life. With a life only payment option, payments will only be made as long as the payee is alive.
              Therefore, if the payee dies after the first payment, only one payment will be made.

4. Other: You may ask Us to apply the money under any option that We make available at the time the benefit is paid.

We guarantee interest under the deposit and installation options at 2.75% a year, but We may allow a higher rate of interest.

The beneficiary, or any other person who is entitled to receive payment, may name a successor to receive any amount that We would otherwise pay to that person's estate if that person died. The person who is entitled to receive payment may change the successor at any time.

We must approve any arrangements that involve more than one of the payment options, or a payee who is a fiduciary or not a natural person. Also, the details of all arrangements will be subject to Our rules at the time the arrangements take effect. These include:

o     rules on the minimum amount We will pay under an option,

o     minimum amounts for installment payments,

o withdrawal or commutation rights (Your rights to receive payments over time, for which We may offer You a lump sum payment),

o the naming of people who are entitled to receive payment and their successors, and

o     the ways of proving age and survival.

You will choose a payment option (or any later changes) and Your choice will take effect in the same way as it would if You were changing a beneficiary. (See "Your Beneficiary" below). Any amounts that We pay under the payment options will not be subject to the claims of creditors or to legal process, to the extent that the law provides.

Your Beneficiary

You name Your beneficiary in Your policy application. The beneficiary is entitled to the insurance benefits of the policy. You may change the beneficiary during the insured person's lifetime by writing to Our Executive Office. If no beneficiary is living when the insured person dies, We will pay the death benefit to the insured person's estate.

Assigning Your Policy

You may assign Your rights in this policy. You must send a copy of the assignment to Our Executive Office. We are not responsible for the validity of the assignment or for any payment We make or any action We take before We receive notice of the assignment. An absolute assignment is a change of ownership. There may be tax consequences.

When We Pay Proceeds From This Policy

We will generally pay any death benefits, net cash surrender value, or loan proceeds within seven days after receiving the required form(s) at Our Executive Office. Death benefits are determined as of the date of the insured person's death and will not be affected by subsequent changes in the accumulation unit values of the investment divisions. We pay interest from the date of death to the date of payment.

We may delay payment for one or more of the following reasons:

(1)   We contest the policy.

(2) We cannot determine the amount of the payment because the New York Stock Exchange is closed, the SEC has restricted trading in securities, or the SEC has declared that an emergency exists.

(3) The SEC, by order, permits Us to delay payment to protect Our policy owners.

We may also delay any payment until Your premium checks have cleared Your bank. We may defer payment of any loan amount, withdrawal, or surrender from the General Account for up to six months after We receive Your request.

Federal laws designed to counter terrorism and prevent money laundering by criminals might, in certain circumstances, require Us to reject a premium payment and/or "freeze" Your policy fund. If these laws apply in a particular situation, We would not be allowed to process any request for withdrawals, surrenders, or death benefits, make transfers, or continue making payments under Your payment option. If a policy fund were frozen, the policy fund would be moved to a special segregated interest bearing account and held in that account until We receive instructions from the appropriate federal regulator.


TAX EFFECTS

Policy Proceeds

The Internal Revenue Code of 1986 ("Code"), Section 7702, defines life insurance for tax purposes. The Code places limits on certain policy charges used in determining the maximum amount of premiums that may be paid under Section 7702. There is limited guidance as to how to apply Section 7702.

Midland believes that a standard rate class policy should meet the Section 7702 definition of a life insurance policy (although there is some uncertainty). For a policy issued on a substandard basis (i.e., a rate class involving higher than standard mortality risk), there may be more uncertainty whether it meets the
Section 7702 definition of a life insurance policy. It is not clear whether such a policy would satisfy Section 7702, particularly if the policy owner pays the full amount of premiums permitted under the policy.

If it is subsequently determined that only a lower amount of premiums may be paid for a policy to satisfy Section 7702, then Midland may take appropriate and reasonable steps to cause the policy to comply with Section 7702. These may include refunding any premiums paid which exceed that lower amount (together with interest or such other earnings on any such premiums as is required by law).

If a policy's face amount changes, then the applicable premium limitation may also change. During the first 15 policy years, there are certain events that may create taxable ordinary income for You if at the time of the event there has been a gain in the policy. These events include:

o     A decrease in the face amount;

o     A partial withdrawal;

o     A change from death benefit option 2 to option 1; or,

o Any change that otherwise reduces benefits under the policy and that results in a cash distribution in order for the policy to continue to comply with Section 7702 relating to premium and policy fund limitations.

Such income inclusion may result with respect to cash distributions made in anticipation of reductions in benefits under the policy.

Code Section 7702A affects the taxation of distributions (other than death benefits) from certain Variable Life insurance policies as follows:

1. If premiums are paid more rapidly than the rate defined by a 7-Pay Test, then the policy will be treated as a "MEC."

2. Any policy received in exchange for a policy classified as a MEC will be treated as a MEC regardless of whether the policy received in the exchange meets the 7-Pay Test.

3. Loans (including unpaid loan interest), surrenders and withdrawals from a MEC will be considered distributions.

4. Distributions (including loans) from a MEC will be taxed first as a taxable distribution of gain from the policy (to the extent that gain exists), and then as non-taxable recovery of basis.

5. The Code imposes an extra "penalty" tax of 10% on any distribution from a MEC includable in income, unless such distributions are made (a) after You attain age 59 1/2, (b) on account of You becoming disabled, or (c) as substantially equal annuity payments over Your life or life expectancy.

If a policy becomes a MEC, distributions that occur during the policy year will be taxed as distributions from a MEC. In addition, distributions from a policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a policy at the time when the distribution is made could later become taxable as a distribution from a MEC.

A policy that is not a MEC may be classified as a MEC if it is "materially changed" and fails to meet the 7-Pay Test. Any distributions from such a policy will be taxed as explained above.

Material changes include a requested increase in death benefit or a change from option 1 to option 2. Before making any policy changes, a competent tax advisor should be consulted. A reduction in death benefit during the first seven policy years could also cause a policy to be treated as a MEC.


Any life insurance policies which are treated as MECs and are issued by Midland or any of its affiliates:

o   with the same person designated as the owner;
o   on or after June 21, 1988; and
o   within any single calendar year

will be aggregated and treated as one policy for purposes of determining any tax on distributions.


For policies not classified as MEC, distributions generally will be treated first as a return of Your investment in the policy, and then taxed as ordinary income to the extent that they exceed Your investment in the policy (which generally is the total premiums paid less any amounts distributed that were not taxed).


However, certain distributions which must be made in order to enable the policy to continue to qualify as a life insurance policy for Federal income tax purposes if policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax. Loans from or secured by a policy that is not a MEC generally are not treated as distributions. Even if a policy is not a MEC, loans at very low or no net cost may be treated as distributions for federal income tax purposes. Generally, neither distributions from nor loans from or secured by a policy that Us not a MEC are subject to the 10% "penalty" tax.


The Code (Section 817(h)) also authorizes the Secretary of the Treasury to set standards, by regulation or otherwise, for the investments of Variable Life Insurance Separate Accounts to be "adequately diversified" in order for the policies to be treated as life insurance policies for federal tax purposes. We believe Separate Account A, through its investments in the funds, will be adequately diversified, although We do not control the funds.


Owners of variable life insurance policies may be considered, for federal income tax purposes, the owners of the assets of the Separate Account used to support their policies. In those circumstances, income and gains from the Separate Account assets are included in the Variable policy owner's gross income.


The ownership rights under Variable Executive Universal Life 2 are similar to, but different from those described by the IRS in rulings in which it was determined that policy owners were not owners of Separate Account assets. For example, the owner has additional flexibility in allocating premium payments and policy values. These differences could result in an owner being treated as the owner of a pro rata portion of the assets of Separate Account A. Midland does not know what standards will be set forth in the regulations or rulings which the Treasury Department has stated it expects to issue. Midland therefore reserves the right to modify the policy as necessary to attempt to prevent an owner from being considered the owner of a pro rata share of the assets of Separate Account A or to otherwise qualify Variable Executive Universal Life 2 for favorable tax treatment.

Assuming a policy is a life insurance policy for federal income tax purposes, the policy should receive the same federal income tax treatment as fixed benefit life insurance. As a result, the life insurance proceeds payable under either benefit option should be excludable from the gross income of the beneficiary under Section 101 of the Code, and You should not be deemed to be in constructive receipt of the policy funds under a policy until actual distribution.

Surrenders, withdrawals, and policy changes may have tax consequences. These include a change of owners, an assignment of the policy, a change from one death benefit option to another, and other changes reducing future death benefits. Upon complete surrender or when maturity benefits are paid, if the amount received plus the policy debt is more than Your investment in the policy, then the excess generally will be treated as ordinary income.

Policy loan interest is generally not tax deductible.


The tax consequences of continuing the policy beyond the insured's 100th year are unclear and You should consult a tax advisor if You intend to do that.

To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. However, recipients generally can elect not to have tax withheld from distributions.

We believe that payments received under the Living Needs Rider should be fully excludable from the gross income of the beneficiary if the beneficiary (the recipient) is the insured under the policy (except in certain business contexts. You should consult a tax advisor if such an exception should apply.) The tax consequences associated with reducing the death benefit under the policy after We pay an accelerated death benefit under the Living Needs Rider are unclear, however. You should consult a tax advisor about the consequences of adding this rider or requesting payment under this rider.


Federal, state and local estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary.

A policy may be used in various arrangements, including:

o  nonqualified deferred compensation or salary continuance plans,
o  split dollar insurance plans,
o  executive bonus plans, or
o  retiree medical benefit plans,
o  and others.

The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if You are contemplating the use of a policy in which the value depends in part on its tax consequences, then You should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement.

In recent years, Congress has adopted new rules relating to corporate owned life insurance. Any business contemplating the purchase of a new life insurance policy or a change in an existing policy should consult a tax advisor.

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or other means. It is also possible that any change could be retroactive (that is, effective prior to the date of the change). A tax advisor should be consulted with respect to actual and prospective changes in taxation.

Possible Charge for Midland's Taxes

At the present time, Midland makes no charge to the Separate Account for any federal, state, or local taxes that it incurs which may be attributable to such account or to the policies. Midland reserves the right to make a charge for any such tax or other economic burden resulting from the application of the tax laws.

If such a charge is made, it would be set aside as a provision for taxes which We would keep in the affected division rather than in Our General Account.

Other Tax Considerations

The foregoing discussion is general and is not intended as tax advice. If You are concerned about these tax implications, You should consult a competent tax advisor. This discussion is based on Our understanding of the Internal Revenue Service's current interpretation of the present federal income tax laws. No representation is made as to the likelihood of continuation of these current laws and interpretations, and We do not make any guarantee as to the tax status of the policy. It should be further understood that the foregoing discussion is not complete and that special rules not described in this prospectus may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.


                         PART 3: ADDITIONAL INFORMATION

MIDLAND NATIONAL LIFE INSURANCE COMPANY


We are Midland National Life Insurance Company, a stock life insurance company. Midland was organized, in 1906, in South Dakota, as a mutual life insurance company at that time named "The Dakota Mutual Life Insurance Company". We were reincorporated as a stock life insurance company in 1909. Our name "Midland" was adopted in 1925. We redomesticated to Iowa in 1999. We are licensed to do business in 49 states, the District of Columbia, and Puerto Rico. Our officers and directors are listed beginning on page 82.


Midland is a subsidiary of Sammons Enterprises, Inc., Dallas, Texas. Sammons has controlling or substantial stock interests in a large number of other companies engaged in the areas of insurance, corporate services, and industrial distribution.

YOUR VOTING RIGHTS AS AN OWNER

We invest the assets of Our Separate Account divisions in shares of the funds' portfolios. Midland is the legal owner of the shares and has the right to vote on certain matters. Among other things, We may vote:

o     to elect the funds' Board of Directors,

o     to ratify the selection of independent auditors for the funds, and

o on any other matters described in the funds' current prospectuses or requiring a vote by shareholders under the Investment Company Act of 1940.

Even though We own the shares, We give You the opportunity to tell Us how to vote the number of shares that are allocated to Your policy. We will vote at shareholder meetings according to Your instructions.

The funds will determine how often shareholder meetings are held. As We receive notice of these meetings, We will ask for Your voting instructions. The funds are not required to hold a meeting in any given year.

If We do not receive instructions in time from all policy owners, then We will vote those shares in the same proportion as We vote shares for which We have received instructions in that portfolio. We will also vote any fund shares that We alone are entitled to vote in the same proportions that policy owners vote. If the federal securities laws or regulations or interpretations of them change so that We are permitted to vote shares of the fund in Our own right or to restrict policy owner voting, then We may do so.

You may participate in voting only on matters concerning the fund portfolios in which Your policy fund has been invested. We determine Your voting shares in each investment division by dividing the amount of Your policy fund allocated to that investment division by the net asset value of one share of the corresponding fund portfolio. This is determined as of the record date set by the funds' Board for the shareholders meeting. We count fractional shares.

If You have a voting interest, We will send You proxy material and a form for giving Us voting instructions. In certain cases, We may disregard instructions relating to changes in the funds' advisor or the investment policies of its portfolios. We will advise You if We do.

Other insurance companies own shares in the funds to support their Variable insurance products. We do not foresee any disadvantage to this. Nevertheless, the funds' Board of Directors will monitor events to identify conflicts that may arise and determine appropriate action. If We disagree with any fund action, then We will see that appropriate action is taken to protect Our policy owners.

OUR REPORTS TO POLICY OWNERS


Shortly after the end of the third, sixth, ninth, and twelfth policy months, We will send You reports that show:

o   the current death benefit for Your policy,
o   Your policy fund,
o   information about investment divisions,
o   the cash surrender value of Your policy,
o   the amount of Your outstanding policy loans,
o   the amount of any interest that You owe on the loan, and
o   information about the current loan interest rate.

The annual report will show any transactions involving Your policy fund that occurred during the year. Transactions include Your premium allocations, Our deductions, and Your transfers or withdrawals. Confirmations will be sent to You for transfers of amounts between investment divisions and certain other policy transactions. These quarterly and annual statements are sent instead of sending a confirmation of certain transactions (such as the monthly deduction and premium payments by automatic checking account deduction or Civil Service Allotments).

Our report also contains information that is required by the insurance supervisory official in the jurisdiction in which this insurance policy is delivered.

We will send You semi-annual reports with financial information on the funds, including a list of the investments held by each portfolio.

DIVIDENDS
We do not pay any dividends on the policy described in this prospectus.

MIDLAND'S SALES AND OTHER AGREEMENTS

The policy will be sold by individuals who, in addition to being licensed as life insurance agents for Midland National Life, are registered representatives of Sammons Securities Company, LLC or broker-dealers who have entered into written sales agreements with Sammons Securities Company, LLC. Sammons Securities Company, the principal underwriter of the policies, is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.(NASD). Sammons Securities Company is an indirect wholly owned subsidiary of Sammons Enterprises, Inc., of Dallas, Texas, the ultimate parent company of Midland National Life. The mailing address for Sammons Securities Company, LLC is

                                 4261 Park Road
                               Ann Arbor, MI 48103


During the first policy year, We will pay agents a commission of up to 50% of premiums paid. For subsequent years, the commission allowance may equal an amount up to 2.5% of premiums paid. After the 15th policy year, We pay no commission for premium payments. Certain persistency and production bonuses may be paid.


We may sell Our policies through broker-dealers registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 that enter into selling agreements with Us. The commission for broker-dealers will be no more than that described above.

To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the policies. These services may include the recruitment and training or personnel, production of promotional literature and similar services.


We intend to recoup commissions and other sales expenses, primarily, but not exclusively through:

o     the premium load;

o     the surrender charge;

o     the mortality and expense charge;

o     the cost of insurance charge;

o     revenues, if any, received from the funds or their managers; and

o     investment earnings on amounts allocated under policies to the General
      Account.

Commissions paid on the policies, including other incentives or payments, are not charged to the policy owners or the Separate Account.

Pending regulatory approvals, We intend to distribute the policies in all states, except New York, and in certain possessions and territories.

REGULATION

We are regulated and supervised by the Iowa Insurance Department. We are subject to the insurance laws and regulations in every jurisdiction where We sell policies. This policy has been filed with and approved by insurance officials in those states. The provisions of this policy may vary somewhat from jurisdiction to jurisdiction.

We submit annual reports on Our operations and finances to insurance officials in all the jurisdictions where We sell policies. The officials are responsible for reviewing Our reports to be sure that We are financially sound and are complying with the applicable laws and regulations.

We are also subject to various federal securities laws and regulations. All other policy provisions will apply.
DISCOUNT FOR EMPLOYEES OF SAMMONS ENTERPRISES, INC.

Employees of Sammons Enterprises, Inc. may receive a discount of up to 25% of first year premiums. Midland is a subsidiary of Sammons Enterprises, Inc., and additional premium payments contributed solely by Midland National Life will be paid into the employee's policy during the first year. All other policy provisions will apply.

LEGAL MATTERS

The law firm of Sutherland Asbill & Brennan LLP, Washington, DC, has provided certain legal advice relating to the federal securities laws.

We are not involved in any material legal proceedings.
FINANCIAL MATTERS

The financial statements of Midland National Life Separate Account A and Midland National Life Insurance Company, included in this prospectus and the registration statement, have been audited by PricewaterhouseCoopers LLP, independent auditors, for the periods indicated in their report which appears in this prospectus and in the registration statement. The address for PricewaterhouseCoopers LLP is IBM Park Building, Suite 1300, 650 Third Avenue South, Minneapolis, Minnesota 55402-4333. The financial statements have been included in reliance upon reports given upon the authority of the firm as experts in accounting and auditing.

ADDITIONAL INFORMATION

We have filed a Registration Statement relating to the Separate Account and the Variable Life insurance policy described in this prospectus with the Securities and Exchange Commission. The Registration Statement, which is required by the Securities Act of 1933, includes additional information that is not required in this prospectus under the rules and regulations of the SEC. If You would like the additional information, then You may obtain it from the SEC's main office in Washington, DC. You will have to pay a fee for the material.


                              Management of Midland

                  Here is a list of Our directors and officers.

                                    Directors

Name and

Business Address                   Position with Midland           Principal Occupation During Past Five Years




John J. Craig, II                  President and                   President (January 2002 - present), Midland National Life
Midland National Life              Chief Operating Officer         Insurance Company; Executive Vice President (January 1998 to
One Midland Plaza                                                  January 2002), Midland National Life Insurance
Sioux Falls, SD 57193-0001                                         Company; Senior Vice President and Chief Financial Officer
                                                                   (October 1993 to 1998), Midland National Life Insurance
                                                                   Company; Treasurer (January 1996 to present), Briggs ITD
                                                                   Corp.; Treasurer (March 1996 to present), Sammons Financial
                                                                   Holdings, Inc.; Treasurer (November 1993 to present), CH
                                                                   Holdings; Treasurer (November 1993 to present), Consolidated
                                                                   Investment Services, Inc.; Treasurer (November 1993 to
                                                                   present), Richmond Holding Company, L.L.C.; Partner (prior thereto), Ernst and Young

Steven C. Palmitier                Senior Vice President and       Senior Vice President and Chief Marketing Officer (March 1997
Midland National Life              Chief Marketing Officer         to present), Senior Vice President-Sales (August 1996 to
One Midland Plaza                                                  February 1997), Midland National Life Insurance Company;
Sioux Falls, SD 57193-0001                                         Senior Vice President-Sales (prior thereto), Penn Mutual Life
                                                                   Insurance

Stephen P. Horvat, Jr.             Senior Vice President           Senior Vice President (January 1997 to present), Midland
Midland National Life One                                          National Life Insurance Company;  Shareholder (June 1996 to
Midland Plaza      Sioux Falls,                                    December 1997), Sorling Law Firm; Senior Vice President,
SD 57193-0001                                                      General Counsel & Secretary (prior thereto), Franklin Life
                                                                   Insurance Company

Donald J. Iverson   Midland        Senior Vice President and       Senior Vice President and Corporate Actuary (November 1999 to
National Life One Midland Plaza    Corporate Actuary               Present); Vice President - Chief Actuary (prior thereto),
Sioux Falls, SD 57193-0001                                         ALLIED Life Insurance Company.

Robert W. Korba                    Board of Directors Member       President and Director (since 1988), Sammons Enterprises,
Sammons Enterprises,                                               Inc.; Vice President (August 1998 to present), Midland
Inc.                                                               National Life Insurance Company
300 Crescent CT
Dallas, TX 75201

                    Executive Officers (other than Directors)

 Unless otherwise indicated, the addresses for the following are One Midland Plaza, Sioux Falls, SD 57193-0001
Name and
Business Address                   Position with Midland           Principal Occupation During Past Five Years
Jon P. Newsome                     Executive Vice President -      Executive Vice President - Annuity Division (April 1999 To
Midland National Life - Annuity    Annuity Division                Present); Executive Vice President (September 1996 to
Division                                                           February 1999), Conseco Marketing, LLC; Chairman & CEO
4601 Westown Parkway                                               (November 1995 to September 1996), American Life & Casualty
Suite 300                                                          Ins. Co.
West Des Moines, IA  50266


Thomas M. Meyer Midland National   Senior Vice President and       Senior Vice President and Chief Financial Officer (January
Life                               Chief Financial Officer         2000 to Present), Vice President and Chief Financial Officer
                                                                   (January 1998 to December 1999), Second Vice President and
                                                                   Controller (1995 to 1998), Midland National Life Insurance
                                                                   Company

Gary J. Gaspar                     Senior Vice President & Chief   Senior Vice President & Chief Information Officer (August
North American                     Information Officer             1998 to present), Midland National Life Insurance Company;
Company for Life &                                                 Senior Vice President Information Systems Officer (1985 to
Health Insurance                                                   present); North American Company for Life & Health Insurance
222 South Riverside Plaza
Chicago, IL 60606-5929

Jack L. Briggs                     Vice President, Secretary,      Vice President, Secretary and General Counsel (since 1978),
Midland National Life              and General Counsel             Midland National Life Insurance Company

Gary W. Helder                     Vice President- Policy          Vice President-Policy Administration (since 1991), Midland
Midland National Life              Administration                  National Life Insurance Company

Robert W. Buchanan                 Vice President- New Business    Vice President-Marketing Services (March 1996 to present),
Midland National Life              & Underwriting                  Second Vice President-Sales Development  (prior thereto),
                                                                   Midland National Life Insurance Company

Timothy A. Reuer Midland           Vice President - Product        Vice President - Product Development (January 2000 To
National Life                      Development                     Present); Actuary - Product Development (March 1996 to
                                                                   December 1999); Associate Actuary (March 1992 to February
                                                                   1996) Midland National Life Insurance Company
Esfandyar Dinshaw  Midland
National Life - Annuity Division   Vice President - Annuity        Vice President - Annuity Division (April 1999 to Present);
4601 Westown Parkway               Division                        Vice President - Actuarial (September 1996 to April 1999),
Suite 300                                                          Conseco; Vice President - Actuarial (January 1991 to August
West Des Moines, IA   50266                                        1996), American Life & Casualty Ins. Co.


Meg Taylor                         Vice President and Chief
North American Company for Life    Compliance Officer              Vice President (September 2001) and Chief Compliance Officer
and Health Insurance                                               (2000 - present) North American Companies and Midland
222 South Riverside Plaza                                          National Life ; Assistant Vice President - Compliance (1998 -
Chicago, IL  60606                                                 2000) North American Companies and Midland National Life;
                                                                   Director, Product and Market Services (1997-1998)
                                                                   Transamerica Reinsurance; Assistant Vice President
                                                                   (1987-1997) John Alden Life Insurance Company






                                   Definitions

Accumulation Unit means the units credited to each investment division in the Separate Account.

Age means the age of the insured person on his/her birthday which immediately precedes the policy date.

Attained Age means the age of the insured person on his/her birthday preceding a policy anniversary date.

Beneficiary means the person or persons to whom the policy's death benefit is paid when the insured person dies.

Business Day means any day the New York Stock Exchange is open for trading.

Cash Surrender Value means the policy fund on the date of surrender, less any surrender charge.

Death Benefit means the amount payable under Your policy when the insured person dies.

Evidence of Insurability means evidence, satisfactory to Us, that the insured person is insurable and meets Our underwriting standards.

Executive Office means where You write to Us to pay premiums or take other action, such as transfers between investment divisions, changes in Specified Amount, or other such action regarding Your policy. The address is:

                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls, SD 57193

Funds mean the investment companies, more commonly called mutual funds, available for investment by Separate Account A on the policy date or as later changed by Us.

In Force means the insured person's life remains insured under the terms of the policy.

Investment Division means a division of Separate Account A which invests exclusively in the shares of a specified Portfolio of the Fund.

Minimum Premium Period: This is the period of time beginning on the policy date and ending five years from the policy date.

Modified Endowment Contract is a policy where premiums are paid more rapidly than the rate defined by a 7-Pay Test.

Monthly Anniversary means the day of each month that has the same numerical date as the policy date.

Net Cash Surrender Value means the cash surrender value less any outstanding policy loan.

Net Premium means the premium paid less a deduction for the premium load and less any per premium expenses.

Policy Anniversary: The same month and day of the policy date in each year following the policy date.

Policy Date means the date from which policy anniversaries and policy years are determined.

Policy Fund means the total amount of monies in Our Separate Account A Attributable to Your in force policy plus any monies in Our General Account for Your policy.

Policy Month means a month that starts on a monthly anniversary and ends on the following monthly anniversary.

Policy Year means a year that starts on the policy date or on each anniversary thereafter.

Record Date means the date the policy is recorded on Our books as an in force policy.

Separate Account means Our Separate Account A which receives and invests Your net premiums under the policy.

Surrender Charge means a charge for sales related expenses made only upon surrender of the policy.

                                   Performance

Performance information for the investment divisions may appear in reports and advertising to current and prospective owners. We base the performance information on the investment experience of the investment division and the funds. The information does not indicate or represent future performance.

Total return quotations reflect changes in funds' share prices, the automatic reinvestment by the Separate Account of all distributions and the deduction of the mortality and expense risk charge. The quotations will not reflect deductions from premiums (the sales charge, premium tax charge, and any per premium expense charge), the monthly deduction from the policy fund (the expense charge, the cost of insurance charge, and any charges for additional benefits), the surrender charge, or other transaction charges. Therefore, these returns do not show how actual investment performance will affect policy benefits.

A cumulative total return reflects performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period. Average annual total returns tend to smooth out variations in an investment division's returns and are not the same as actual year-by-year results.

Midland may advertise performance figures for the investment divisions based on the performance of a portfolio before the Separate Account commenced operations.

Midland may provide individual hypothetical illustrations of policy fund, cash surrender value, and death benefits based on the funds' historical investment returns. These illustrations will reflect the deduction of expenses in the funds and the deduction of policy charges, including the mortality and expense risk charge, the deductions from premiums, the monthly deduction from the policy fund and the surrender charge. The illustrations do not indicate what policy benefits will be in the future.

                              Financial Statements

The financial statements of Midland National Life Insurance Company included in this prospectus should be distinguished from the financial statements of the Midland National Life Separate Account A and should be considered only as bearing upon the ability of Midland to meet its obligations under the Policies. They should not be considered as bearing upon the investment performance of the assets held in the Separate Account.

_______________________________________________________________________________
                         PREMIER VARIABLE UNIVERSAL LIFE

                                   Issued By:

                     Midland National Life Insurance Company

           One Midland Plaza o Sioux Falls, SD 57193 o (605) 335-5700

Premier Variable Universal Life is an individual variable life insurance policy issued by Midland National Life Insurance Company. Premier Variable Universal
Life:

o provides insurance coverage with flexibility in death benefits and premiums;

o pays a death benefit if the insured person dies while the policy is still in force;

o can provide substantial policy fund build-up on a tax-deferred basis. However, there is no guaranteed policy fund for amounts You allocate to the investment divisions. You bear the risk of poor investment performance for those amounts.

o lets You borrow against Your policy, withdraw part of the net cash surrender value, or completely surrender Your policy. Loans and withdrawals affect the policy fund, and may affect the death benefit.

After the first premium, You may decide how much Your premiums will be and how often You wish to pay them, within limits. You may also increase or decrease the amount of insurance protection, within limits.

Depending on the amount of premiums paid, this may or may not be a Modified Endowment Contract ("MEC"). If it is a MEC, then loans and withdrawals may have adverse tax consequences.

You have a limited right to examine Your policy and return it to Us for a refund.

You may allocate Your policy fund to Our General Account and up to ten investment divisions. Each division invests in a specified mutual fund portfolio. You can choose among the following thirty-four investment divisions:

o  VIP Money Market Portfolio
o  VIP High Income Portfolio
o  VIP Equity-Income Portfolio
o  VIP Growth Portfolio
o  VIP Overseas Portfolio
o  VIP Mid Cap Portfolio
o  VIP Asset Manager Portfolio
o  VIP Investment Grade Bond Portfolio
o  VIP Contrafund(R)Portfolio
o  VIP Asset Manager: Growth Portfolio
o  VIP Index 500 Portfolio
o  VIP Growth & Income Portfolio
o  VIP Balanced Portfolio
o  VIP Growth Opportunities Portfolio
o  American Century VP Capital Appreciation Portfolio
o  American Century VP Value Portfolio
o  American Century VP Balanced Portfolio
o  American Century VP International Portfolio
o  American Century VP Income & Growth Portfolio
o  MFS VIT Emerging Growth Series
o  MFS VIT Research Series
o  MFS VIT Investors Trust Series
o  MFS VIT New Discovery Series
o  Lord Abbett Series Fund Inc. Growth and Income Portfolio
   (hereinafter referred to as Lord Abbett VC Growth and Income Portfolio)
o  Lord Abbett Series Fund Inc. Mid-Cap Value Portfolio
   (hereinafter referred to as Lord Abbett VC Mid-Cap Value Portfolio)
o  Lord Abbett Series Fund Inc. International Portfolio
   (hereinafter referred to as Lord Abbett VC International Portfolio)
o  Alger American Small Capitalization Portfolio
o  Alger American MidCap Growth Portfolio
o  Alger American Growth Portfolio
o  Alger American Leveraged AllCap Portfolio
o  Van Eck Worldwide Hard Assets Fund
o  LEVCO Equity Value Fund
o  INVESCO VIF-Financial Services Fund
o  INVESCO VIF-Health Sciences Fund

Your policy fund in the investment divisions will increase or decrease based on investment performance. You bear this risk. No one insures or guarantees any of these investments. Separate prospectuses describe the investment objectives, policies and risks of the portfolios.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                            Prospectus: May 1, 2002.

                                Table of Contents

PART 1: SUMMARY..................................................................................................11
   FEATURES OF PREMIER VARIABLE UNIVERSAL LIFE...................................................................11
     Death Benefit Options.......................................................................................11
     Policy Changes..............................................................................................12
     Flexible Premium Payments...................................................................................12
     Additional Benefits.........................................................................................13
   INVESTMENT CHOICES............................................................................................13
   YOUR POLICY FUND..............................................................................................15
     Transfers...................................................................................................15
     Policy Loans................................................................................................16
     Withdrawing Money...........................................................................................16
     Surrendering Your Policy....................................................................................17
   DEDUCTIONS AND CHARGES........................................................................................17
     Deductions From Your Premiums...............................................................................17
     Deductions From Your Policy Fund............................................................................17
     Surrender Charge............................................................................................18
     Portfolio Expenses..........................................................................................18
     Portfolio Footnotes.........................................................................................20
   ADDITIONAL INFORMATION ABOUT THE POLICIES.....................................................................21
     Your Right To Examine This Policy...........................................................................21
     Your Policy Can Lapse.......................................................................................22
     Tax Effects of Premier Variable Universal Life..............................................................22
     Inquiries and Correspondence................................................................................23
     State Variations............................................................................................24
     Tax-Free "Section 1035" Exchanges...........................................................................24
PART 2: DETAILED INFORMATION ABOUT PREMIER VARIABLE UNIVERSAL LIFE...............................................25
   INSURANCE FEATURES............................................................................................25
     How the Policies Differ From Whole Life Insurance...........................................................25
     Application for Insurance...................................................................................25
     Death Benefit...............................................................................................26
     Notice and Proof of Death...................................................................................28
     Payment of Death Benefits...................................................................................28
     Maturity Benefit............................................................................................29
     Changes In Premier Variable Universal Life..................................................................29
     Changing The Face Amount of Insurance.......................................................................29
     Changing Your Death Benefit Option..........................................................................31
     When Policy Changes Go Into Effect..........................................................................31
     Flexible Premium Payments...................................................................................31
     Allocation of Premiums......................................................................................33
     Additional Benefits.........................................................................................34
     Extended Maturity Option....................................................................................36
     Automatic Benefit Increase Provision........................................................................36
   SEPARATE ACCOUNT INVESTMENT CHOICES...........................................................................38
     Our Separate Account And Its Investment Divisions...........................................................38
     The Funds...................................................................................................38
     Investment Policies Of The Portfolios.......................................................................39
   USING YOUR POLICY FUND........................................................................................43
     The Policy Fund.............................................................................................43
     Amounts In Our Separate Account.............................................................................44
     How We Determine The Accumulation Unit Value................................................................44
     Policy Fund Transactions....................................................................................45
     Transfers Of Policy Fund....................................................................................45
     Market Timing and Excessive Trading Limits..................................................................46
     Dollar Cost Averaging.......................................................................................46
     Portfolio Rebalancing.......................................................................................48
     Policy Loans................................................................................................49
     Withdrawing Money From Your Policy Fund.....................................................................51
     Surrendering Your Policy....................................................................................52
   THE GENERAL ACCOUNT...........................................................................................52
   DEDUCTIONS AND CHARGES........................................................................................53
     Deductions From Your Premiums...............................................................................53
     Charges Against The Separate Account........................................................................54
     Deductions From Your Policy Fund............................................................................54
     Transaction Charges.........................................................................................57
     How Policy Fund Charges Are Allocated.......................................................................57
     Surrender Charge............................................................................................58
     Charges In The Funds........................................................................................60
   ADDITIONAL INFORMATION ABOUT THE POLICIES.....................................................................61
     Your Right To Examine The Policy............................................................................61
     Your Policy Can Lapse.......................................................................................61
     You May Reinstate Your Policy...............................................................................62
     Policy Periods And Anniversaries............................................................................62
     Maturity Date...............................................................................................63
     We Own The Assets Of Our Separate Account...................................................................63
     Changing the Separate Account...............................................................................63
     Limits On Our Right To Challenge The Policy.................................................................64
     Your Payment Options........................................................................................65
     Lump Sum Payments...........................................................................................66
     Optional Payment Methods....................................................................................66
     Your Beneficiary............................................................................................68
     Assigning Your Policy.......................................................................................68
     When We Pay Proceeds From This Policy.......................................................................68
   TAX EFFECTS...................................................................................................69
     Policy Proceeds.............................................................................................69
     Possible Charge for Midland's Taxes.........................................................................74
     Other Tax Considerations....................................................................................74
PART 3: ADDITIONAL INFORMATION...................................................................................75
     MIDLAND NATIONAL LIFE INSURANCE COMPANY.....................................................................75
     YOUR VOTING RIGHTS AS AN OWNER..............................................................................75
     OUR REPORTS TO POLICY OWNERS................................................................................76
     DIVIDENDS...................................................................................................77
     MIDLAND'S SALES AND OTHER AGREEMENTS........................................................................77
     REGULATION..................................................................................................79
     DISCOUNT FOR EMPLOYEES OF SAMMONS ENTERPRISES, INC..........................................................79
     LEGAL MATTERS...............................................................................................79
     FINANCIAL MATTERS...........................................................................................79
     ADDITIONAL INFORMATION......................................................................................80
Management of Midland............................................................................................81
Definitions......................................................................................................90
Performance......................................................................................................92
Financial Statements.............................................................................................93

This prospectus generally describes only the variable portion of the policy, except where the General Account is specifically mentioned. Buying this policy might not be a good way of replacing Your existing insurance or adding more insurance if You already own a flexible premium variable life insurance policy.

You should read this prospectus carefully and keep it for future reference. You should also have and read the current prospectuses for the funds.

                                 PART 1: SUMMARY

In this prospectus "We", "Our", and "Us" mean Midland National Life Insurance Company.

"You" and "Your" mean the owner of the policy. We refer to the person who is covered by the policy as the "Insured" or "Insured Person", because the insured person and the owner may not be the same.

There is a list of definitions at the end of this prospectus, explaining many words and phrases used here and in the insurance policy.

The detailed information appearing later in this prospectus further explains the following summary. This summary must be read along with that detailed information. Unless otherwise indicated, the description of the policy in this prospectus assumes that the policy is in force and that there is no outstanding policy loan.

FEATURES OF PREMIER VARIABLE UNIVERSAL LIFE

Death Benefit Options

Premier Variable Universal Life is life insurance on the insured person. If the policy is in force We will pay a death benefit when the insured person dies. You can choose between two death benefit options:

o Option 1: death benefit equals the face amount ("Specified Amount") of the insurance policy. This is sometimes called a "level" death benefit.

o Option 2: death benefit equals the face amount plus the policy fund. This is sometimes called a "variable" death benefit.

The death benefit may be even greater in some circumstances. See "Death Benefit" on page 26.

We deduct any outstanding loans and unpaid charges before paying any benefits. The beneficiary can take the death benefit in a lump sum or under a variety of payment plans.


Whether Your policy lapses or remains in force can depend on the amount of Your policy fund (less any outstanding loans and surrender charge). The policy fund, in turn, depends on the investment performance of the investment divisions You select. (The policy fund also depends on the premiums You pay and the charges We deduct.) However, during the no lapse guarantee period, You can keep Your policy in force by paying a certain amount of premiums.

The minimum face amount is $150,000.

Policy Changes

You may change the death benefit option You have chosen. You may also increase or decrease the face amount of Your policy, within limits.

Flexible Premium Payments

You may pay premiums whenever and in whatever amount You want, within certain limits. We require an initial premium at issue which is at least equal to one month's no lapse guarantee premium. The no lapse guarantee premium is based on the policy's face amount and the insured person's age and sex and underwriting class. We are not obligated to accept a premium payment of less than $50.00; however, under current Company practice, if paid by monthly bank draft, We will accept a payment as low as $30.00.


You choose a planned periodic premium. But payment of the planned premiums does not ensure that Your policy will remain in force. Additional premiums may be required to keep Your policy from lapsing. You need not pay premiums according to the planned schedule. However, You can ensure that Your policy stays in force during the no lapse guarantee period by paying premiums at least equal to the accumulated no lapse guarantee premium amounts. See "Flexible Premium Payments" on page 31.


Additional Benefits


You may choose to include additional benefits in the policy by rider. These benefits may include:

o  a disability waiver benefit (to waive the cost of monthly deductions)
o  a monthly disability benefit
o  an accidental death benefit
o  life insurance for children
o  family life insurance coverage
o  life insurance for additional insured persons
o  an accelerated death benefit in the event of a terminal illness.

We deduct any additional charges for benefits from Your policy fund monthly. See "Additional Benefits" on page 34.


INVESTMENT CHOICES

You may allocate Your policy fund to up to ten of the following investment divisions:

1.  Fidelity's Variable Insurance Products Fund (VIP) Money Market Portfolio
2.  Fidelity's Variable Insurance Products Fund (VIP) High Income Portfolio
3.  Fidelity's Variable Insurance Products Fund (VIP) Equity-Income Portfolio
4.  Fidelity's Variable Insurance Products Fund (VIP) Growth Portfolio
5.  Fidelity's Variable Insurance Products Fund (VIP) Overseas Portfolio
6.  Fidelity's Variable Insurance Products Fund (VIP) Mid Cap Portfolio
7.  Fidelity's Variable Insurance Products Fund (VIP) Asset Manager Portfolio
8.  Fidelity's Variable Insurance Products Fund (VIP) Investment Grade
    Bond Portfolio
9.  Fidelity's Variable Insurance Products Fund (VIP) Contrafund(R)Portfolio
10. Fidelity's Variable Insurance Products Fund (VIP) Asset Manager:
    Growth Portfolio
11. Fidelity's Variable Insurance Products Fund (VIP) Index 500 Portfolio
12. Fidelity's Variable Insurance Products Fund (VIP) Growth &
    Income Portfolio
13. Fidelity's Variable Insurance Products Fund (VIP) Balanced Portfolio
14. Fidelity's Variable Insurance Products Fund (VIP) Growth
    Opportunities Portfolio
15. American Century VP Capital Appreciation Portfolio
16. American Century VP Value Portfolio
17. American Century VP Balanced Portfolio
18. American Century VP International Portfolio
19. American Century VP Income & Growth Portfolio
20. MFS VIT Emerging Growth Series
21. MFS VIT Research Series
22. MFS VIT Investors Trust Series
23. MFS VIT New Discovery Series
24. Lord Abbett VC Growth and Income Portfolio
25. Lord Abbett VC Mid-Cap Value Portfolio
26. Lord Abbett VC International Portfolio
27. Alger American Small Capitalization Portfolio
28. Alger American MidCap Growth Portfolio
29. Alger American Growth Portfolio
30. Alger American Leveraged AllCap Portfolio
31. Van Eck Worldwide Hard Assets Fund
32. LEVCO Equity Value Fund
33. INVESCO VIF-Financial Services Fund
34. INVESCO VIF-Health Sciences Fund

You bear the complete investment risk for all amounts allocated to any of these investment divisions. You may also allocate Your policy fund to Our General Account, where We guarantee the safety of principal and a minimum interest rate. See the "General Account" on page 24.

For more information, see "The Funds" on page 38.


YOUR POLICY FUND


Your policy fund begins with Your first premium payment. From Your premium We deduct a premium charge and any per premium expenses as described in the "Deductions From Your Premiums" section on page 53. The balance of the premium is Your beginning policy fund.


Your policy fund reflects:

o     the amount and frequency of premium payments,

o deductions for the cost of insurance, additional benefits, and other charges,

o     the investment performance of Your chosen investment divisions,

o     interest earned on amounts allocated to the General Account,

o     loans, and

o     partial withdrawals.


There is no guaranteed policy fund for amounts allocated to the investment divisions.


See "The Policy Fund" on page 43.

Transfers


You may transfer Your policy fund among the investment divisions and between the General Account and the various investment divisions. Transfers take effect when We receive Your request. We require a minimum amount for each transfer, usually $200. Currently, We allow an unlimited number of free transfers. We reserve the right to charge a $25 fee after the 12th transfer in a policy year. There are other limitations on transfers to and from the General Account. See "Transfers Of Policy Fund" on page 45. Transfer requests received before 3:00 p.m. Central Time will take effect on the same day if that day is a business day. Otherwise, the transfer request will take effect on the business day following the day We receive Your request at Our Executive Office. Transfers are affected at unit values determined at the close of business on the day the transfer takes effect.

Policy Loans

You may borrow up to 92% of Your cash surrender value (the policy fund less the surrender charge) minus any policy debt. Your policy will be the sole security for the loan. Your policy states a minimum loan amount, usually $200. Policy loan interest accrues daily at an annually adjusted rate. See "Policy Loans" on page 49. Policy loan interest is not tax deductible on policies owned by an individual. There may be federal tax consequences for taking a policy loan. See "TAX EFFECTS" on page 69.


Withdrawing Money


You may make a partial withdrawal from Your policy fund. The current minimum withdrawal amount is $200. The maximum partial withdrawal You can make in any policy year is 50% of the net cash surrender value. The net cash surrender value is the policy fund minus any surrender charge minus any policy debt. Withdrawals are subject to other requirements. If You make more than one withdrawal in a policy year, then We deduct a service charge (no more than $25). See "Withdrawing Money From Your Policy Fund" on page 51.

Withdrawals and surrenders may have negative tax effects. See "TAX EFFECTS" on page 69. Withdrawal requests received before 3:00 p.m. Central Time will take effect on the same day if that day is a business day. Otherwise, the withdrawal request will take effect on the business day following the day We receive Your request at Our Executive Office. Withdrawals are affected at unit values determined at the close of business on the day the withdrawal takes effect.


Surrendering Your Policy


You can surrender Your policy for cash and then We will pay You the net cash surrender value. A surrender charge may be deducted, and taxes and a tax penalty may apply. See "Surrendering Your Policy" on page 52.

DEDUCTIONS AND CHARGES
Deductions From Your Premiums

We deduct a 5.00% premium charge from each premium payment. We currently intend to eliminate this charge after the 15th policy year. (This is not guaranteed.) This charge partially reimburses Us for the selling and distribution costs of this policy and for premium taxes We pay. If You elect to pay premiums by Civil Service Allotment, We also deduct a 46(cent) service charge from each premium payment. See "Deductions From Your Premiums" on page 53.

Deductions From Your Policy Fund
Certain amounts are deducted from Your policy fund monthly.
These are:

o an expense charge of $7.00. We currently intend to reduce this charge to $4.00 after the 15th policy year. (This reduction is not guaranteed.)

o a cost of insurance charge. The amount of this charge is based on the insured person's attained age, sex, risk class, and the amount of insurance under Your policy; and

o     charges for additional benefits.

In addition, We deduct fees when You make:

o a partial withdrawal of net cash surrender value more than once in a policy year or

o more than twelve transfers a year between investment divisions. (We currently waive this charge).

See "Deductions From Your Policy Fund" on page 54.


We also deduct a daily charge at an annual rate of 0.90% of the assets in every investment division. We currently intend to reduce this charge to 0.10% after the 10th policy year. (This reduction is not guaranteed.) This charge is for certain mortality and expense risks.

Surrender Charge

We deduct a surrender charge only if You surrender Your policy for its net cash surrender value or let Your policy lapse during the first 10 policy years. If You keep this policy in force for longer than 10 years, then You will not incur a surrender charge.

The surrender charge varies by the issue age, sex and class of the insured at the time of issue. The per $1,000 of face amount surrender charge is highest in the first year of Your policy and decreases to $0.00 after the end of 10 policy years. For example, a male with an issue age of 35 and a class of preferred nonsmoker will have a first year surrender charge of $19.00 per $1,000 of the face amount, but a male issue age 65 and a class of preferred nonsmoker will have a first year surrender charge of $47.50 per $1,000 of the face amount. The maximum first year surrender charge for all issue ages, sexes, and classes is $52.50 per $1,000 of the face amount. The $52.50 per $1,000 surrender charge occurs for males issued at a smoker class with issue ages at 58 or older.

The surrender charge at the time of surrender is determined by multiplying the surrender charge listed in Your policy form, for the appropriate policy year, times the appropriate face amount of insurance and dividing by 1000. If You change Your face amount of insurance after Your policy is issued, the face amount used in the surrender charge calculation is the highest face amount which exists during the time from the issue to the time of surrender of Your policy. See "Surrender Charge" on page 27 for samples of the per $1,000 charge for various issue ages, sexes and classes.

Portfolio Expenses


Each investment division invests exclusively in a corresponding mutual fund portfolio. Each portfolio pays an investment advisory fee, and may also incur other operating expenses. The total expenses for each portfolio (as a percentage of assets) for the year ending December 31, 2001, are shown in the table below.

PORTFOLIO ANNUAL EXPENSES(1)

(as a percentage of Portfolio average net assets after fee waivers and after expenses reimbursement but before any reductions for custodian and transfer agent expense offsets.)

                                                                                                           TOTAL
                                                                 MANAGEMENT            OTHER              ANNUAL
                                                                   FEES              EXPENSES           EXPENSES(2)

VIP Money Market Portfolio                                          0.18%               0.10%               0.28%
VIP High Income(3) Portfolio                                        0.58%               0.13%               0.71%
VIP Equity-Income(3) Portfolio                                      0.48%               0.10%               0.58%
VIP Growth(3) Portfolio                                             0.58%               0.10%               0.68%
VIP Overseas(3) Portfolio                                           0.73%               0.19%               0.92%
VIP MidCap(3) Portfolio                                             0.58%               0.11%               0.69%
VIP Asset Manager(3) Portfolio                                      0.53%               0.11%               0.64%
VIP Investment Grade Bond Portfolio                                 0.43%               0.11%               0.54%
VIP Contrafund(R)(3) Portfolio                                      0.58%               0.10%               0.68%
VIP Asset Manager: Growth (3) Portfolio                             0.58%               0.15%               0.73%
VIP Index 500 (4) Portfolio                                         0.24%               0.04%               0.28%
VIP Growth & Income (3) Portfolio                                   0.48%               0.11%               0.59%
VIP Balanced (3) Portfolio                                          0.43%               0.14%               0.57%
VIP Growth Opportunities(3) Portfolio                               0.58%               0.11%               0.69%
American Century VP Capital Appreciation(8) Portfolio               1.00%               0.00%               1.00%
American Century VP Value(8) Portfolio                              1.00%               0.00%               1.00%
American Century VP Balanced(10) Portfolio                          0.90%               0.00%               0.90%
American Century VP International(9) Portfolio                      1.50%               0.00%               1.50%
American Century VP Income & Growth Portfolio                       0.70%               0.00%               0.70%
MFS VIT Emerging Growth(5) Series                                   0.75%               0.12%               0.87%
MFS VIT Research(5) Series                                          0.75%               0.15%               0.90%
MFS VIT Investors Trust(5) Series                                   0.75%               0.15%               0.90%
MFS VIT New Discovery(5)(6)  Series                                 0.90%               0.15%               1.05%
Lord Abbett VC Growth & Income Portfolio                            0.50%               0.22%               0.72%
Lord Abbett VC Mid Cap Value(7) Portfolio                           0.75%               0.10%               0.85%
Lord Abbett VC International(7) Portfolio                           1.00%               0.10%               1.10%
Alger American Small Capitalization Portfolio                       0.85%               0.07%               0.92%
Alger American MidCap Growth Portfolio                              0.80%               0.08%               0.88%
Alger American Growth Portfolio                                     0.75%               0.06%               0.81%
Alger American Leveraged AllCap Portfolio                           0.85%               0.07%               0.92%
Van Eck Worldwide Hard Assets Fund                                  1.00%               0.15%               1.15%
LEVCO Equity Value Fund                                             0.85%               0.25%               1.10%
INVESCO VIF Financial Services Fund                                 0.75%               0.32%               1.07%
INVESCO VIF Health Services Fund                                    0.75%               0.31%               1.06%

Portfolio Footnotes

(1) The fund data was provided by the Funds or their managers. Midland has not independently verified the accuracy of the Fund data.

(2) The annual expenses shown for Fidelity's and MFS' Portfolios are those applicable to the Initial Class. The expenses shown for the American Century Portfolios are those applicable to Class I.

(3) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued.

(4) Fidelity Management and Research agreed to reimburse a portion of the VIP Index 500 expenses during 2001. Without this reimbursement, the VIP Index 500 would have had total expenses of 0.35%%. This arrangement may be discontinued by the fund's manager at any time.

(5) Each of the MFS Series has an expense offset arrangement, which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend-disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. The expenses shown above do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Including these reductions, the total expenses would have been as follows:

MFS VIT Emerging Growth Series        0.86%
MFS VIT Research Series               0.89%
MFS VIT Investors Trust Series        0.89%
MFS VIT New Discovery Series          1.05%

This arrangement may be discontinued by the fund's manager at any time.

(6) MFS has agreed to bear expenses for this portfolio, such that the portfolio's other expenses (after taking into account the expense offset arrangement described in footnote (5)), shall not exceed 0.15%. Without this limitation, the other expenses and total expenses would have been:

0.19% and 1.09% for the MFS VIT New Discovery.
This arrangement may be discontinued by the fund's manager at any time.

(7) The information in the chart relating to the Lord Abbett VC Mid Cap Value and Lord Abbett VC International Portfolios has been restated to reflect the fees and expenses that will be applicable during 2002. For the year 2001, Lord Abbett & Co. (Lord Abbett), the investment adviser for the VC Mid Cap and VC International Portfolios, voluntarily waived a portion of its management fees from the Portfolios and subsidized a portion of the Portfolio's expenses to the extent necessary to maintain the "Other Fund Expenses After Reimbursement" and "12b-1 or Service Fees" of each Portfolio at an aggregate of 0.35% of its average daily net assets. Absent any waivers and reimbursements, the "Total Annual Fund Expenses Before Reimbursement" for the VC Mid Cap Value and VC International Portfolios would have been 1.20% and 6.15% respectively for the year 2001. For the year 2002, Lord Abbett does not intend to waive its management fees for the Mid Cap Value and International Portfolios but has contractually agreed to continue to reimburse a portion of each of the Portfolio's expenses to the extent necessary to maintain the "Other Expenses" and any "12b-1 or Service Fees" of each portfolio at an aggregate of 0.35% of its average daily net assets.

(8) The portfolio has a stepped fee schedule. As a result, the portfolio's management fee rate decreases with the following asset levels:

First $500 Million     1.00%
Next $500 Million      0.95%
Over $1 Billion        0.90%

(9) The portfolio has a stepped fee schedule. As a result, the portfolio's management fee rate decreases with the following asset levels:

First $250 Million     1.50%
Next $250 Million      1.20%
Over $500 Million      1.10%

(10) The portfolio has a stepped fee schedule. As a result, the portfolio's management fee rate decreases with the following asset levels:

First $250 Million     0.90%
Next $250 Million      0.85%
Over $500 Million      0.80%

ADDITIONAL INFORMATION ABOUT THE POLICIES

Your Right To Examine This Policy


You have a right to examine and cancel the policy. Your cancellation request must be postmarked by the latest of the following 3 dates:

o  10 days after You receive Your policy,
o  10 days after We mail You a notice of this right, or
o  45 days after You sign the policy application.

If You cancel Your policy during this period, then We will return Your policy fund plus all of the charges We have deducted from premiums or from the investment divisions or the policy fund. Expenses of the portfolios are not returned. The policy fund will reflect both the positive and negative investment performance of the investment divisions chosen by You in the policy application.

See "Your Right To Examine The Policy" on page 61.

Your Policy Can Lapse

Your policy remains in force if the net cash surrender value can pay the monthly charges. In addition, during the no lapse guarantee period, Your policy will remain in force as long as You meet the applicable no lapse guarantee premium requirements. However, the policy can lapse (1) during the no lapse guarantee period if you do not meet the no lapse guarantee premium requirement and (2) after the no lapse guarantee period no matter how much You pay in premiums, if the net cash surrender value is insufficient to pay the monthly charges (subject to the grace period). See "Your Policy Can Lapse" on page 61.

Tax Effects of Premier Variable Universal Life

We believe that a policy issued on the basis of a standard rate class should qualify as a life insurance policy for federal income tax purposes. It is unclear whether a policy issued on a substandard basis would qualify as a life insurance policy, particularly if You pay the full amount of premiums permitted under the policy. If a policy does not satisfy Section 7702 of the Internal Revenue Code (defining life insurance for tax purposes), We will take appropriate and reasonable steps to try to get the policy to comply with Section 7702.

If a policy qualifies as a life insurance policy for federal income tax purposes, then the death benefit payment generally is not subject to federal income tax. In addition, under current federal tax law, You do not have to pay income tax on any increases in Your policy fund as long as they remain in Your policy.

A policy may be treated as a "Modified Endowment Contract" ("MEC") depending upon the amount of premiums paid in relation to the death benefit. If the policy is a MEC, then all pre-death distributions, including policy loans, will be treated first as distributions of taxable income and then as a return of Your investment in the policy. In addition, prior to age 59 1/2, such distributions generally will be subject to a 10% penalty tax.

If the policy is not a MEC, distributions generally will be treated first as a return of Your investment in the policy and then as a distribution of taxable income. Moreover, generally loans will not be treated as distributions. Finally, distributions and loans from a policy that is not a MEC are not subject to the 10% penalty tax. See "TAX EFFECTS" on page 69.

Inquiries and Correspondence

You can write to Us at Our Executive Office to pay premiums, send correspondence or take any other action, such as transfers between investment division, or changes in specified amount, regarding Your policy. Our Executive Office is located at:


                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls SD 57193


You may send correspondence and transaction requests to Us by facsimile or telephone. The procedures We follow for facsimile requests include a written confirmation sent directly to You following any transaction request. We may record all telephone requests. We will employ reasonable procedures to confirm that instructions communicated by telephone or facsimile are genuine. The procedures We follow for transactions initiated by telephone may include requirements that callers identify themselves and the policy owner by name, social security number, date of birth of the owner or the insured, or other identifying information. Accordingly, We disclaim any liability for losses resulting from allegedly unauthorized facsimile or telephone requests that We believe are genuine. Facsimile and telephone correspondence and transaction requests may not always be available. Facsimile and telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay Our receipt of Your request. If You are experiencing problems, You should make your correspondence and transaction request in writing. There are risks associated with requests made by facsimile or telephone when the original request is not sent to Our Executive Office. You bear these risks.

State Variations

Certain provisions of the policies may be different than the general description in the prospectus, and certain riders and options may not be available, because of legal restrictions in Your state. See Your policy for specific variations since any such variations will be included in Your policy or in riders or endorsements attached to Your policy. See Your agent or contact Our Executive Office for additional information that may be applicable to Your state.

Tax-Free "Section 1035" Exchanges

You can generally exchange one life insurance policy for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, You should compare both policies carefully. Remember that if You exchange another policy for the one described in this prospectus, You might have to pay a surrender charge and income taxes, including a possible penalty tax, on Your old policy, and there will be a new surrender charge period for this policy and other charges may be higher (or lower) and the benefits may be different. You should not exchange another policy for this one unless You determine, after knowing all the facts, that the exchange is in Your best interest and not just better for the person trying to sell You this policy (that person will generally earn a commission if You buy this policy through an exchange or otherwise).


                          PART 2: DETAILED INFORMATION

                      ABOUT PREMIER VARIABLE UNIVERSAL LIFE

INSURANCE FEATURES

This prospectus describes Our Premier Variable Universal Life policy. There may be contractual variances because of requirements of the state where Your policy is delivered.

How the Policies Differ From Whole Life Insurance

Premier Variable Universal Life provides insurance coverage with flexibility in death benefits and premium payments. It enables You to respond to changes in Your life and to take advantage of favorable financial conditions. Premier Variable Universal Life differs from traditional whole life insurance because You may choose the amount and frequency of premium payments, within limits.

In addition, Premier Variable Universal Life has two types of death benefit options. You may switch back and forth between these options. Premier Variable Universal Life also allows You to change the face amount without purchasing a new insurance policy. However, evidence of insurability may be required.

Premier Variable Universal Life is "variable" life insurance because the policy fund and other benefits will vary up or down depending on the investment performance of the investment divisions You select. You bear the risk of poor investment performance, but You get the benefit of good performance.

Application for Insurance


To apply for a policy You must submit a completed application. We decide whether to issue a policy based on the information in the application and Our standards for issuing insurance and classifying risks. If We decide not to issue a policy, then We will return the sum of premiums paid plus interest credited. The maximum issue age is 80. There may be delays in Our receipt of applications that are outside of Our control because of the failure of the selling broker-dealer or life insurance agent to forward the application to Us promptly, or because of delays in determining that the policy is suitable for You. Any such delays will affect when Your policy can be issued and when your premium is allocated among Our General Account and/or investment divisions.

We offer other variable life insurance policies that have different death benefits, policy features, and optional benefits. However, these other policies also have different charges that would affect Your investment performance and policy fund. To obtain more information about these other policies, contact our Executive Office.

Death Benefit

We pay the death benefit to the beneficiary when the insured dies (outstanding indebtedness will be deducted from the proceeds). As the owner, You may choose between two death benefit options:


o Option 1 provides a benefit that equals the face amount of the policy. This "level" death benefit is for owners who prefer insurance coverage that does not vary in amount and has lower insurance charges. Except as described below, the option 1 death benefit is level or fixed at the face amount.

o Option 2 provides a benefit that equals the face amount of the policy plus the policy fund on the day the insured person dies. This "variable" death benefit is for owners who prefer to have investment performance reflected in the amount of their insurance coverage. Under option 2, the value of the death benefit fluctuates with Your policy fund.

Under both options, federal tax law may require a greater benefit. This benefit is a percentage multiple of Your policy fund. The percentage declines as the insured person gets older (this is referred to as the "corridor" percentage). The minimum death benefit will be Your policy fund on the day the insured dies multiplied by the percentage for his or her age. For this purpose, age is the attained age (last birthday) at the beginning of the policy year of the insured's death.

The percentages are shown below:

                             Table of Death Benefits
                              Based on Policy Fund

  If the Insured        The Death Benefit Will Be At Least             If the Insured     The Death Benefit Will Be At Least Equal
  Person's Age Is    Equal To This Percent Of The Policy Fund         Person's Age Is        To This Percent Of The Policy Fund
       This                                                                 This

       0-40                            250%                                  60                             130%
        41                             243%                                  61                             128%
        42                             236%                                  62                             126%
        43                             229%                                  63                             124%
        44                             222%                                  64                             122%
        45                             215%                                  65                             120%
        46                             209%                                  66                             119%
        47                             203%                                  67                             118%
        48                             197%                                  68                             117%
        49                             191%                                  69                             116%
        50                             185%                                  70                             115%
        51                             178%                                  71                             113%
        52                             171%                                  72                             111%
        53                             164%                                  73                             109%
        54                             157%                                  74                             107%
        55                             150%                                75- 90                           105%
        56                             146%                                  91                             104%
        57                             142%                                  92                             103%
        58                             138%                                  93                             102%
        59                             134%                                  94                             101%
                                                                           95-99                            100%

These percentages are based on federal income tax law which require a minimum death benefit, in relation to policy fund, for Your policy to qualify as life insurance.

For example, assume the insured person is 55 years old and the face amount is $150,000. The "corridor percentage" at that age is 150%. Under Option 1, the death benefit will generally be $150,000. However, when the policy fund is greater than $100,000, the corridor percentage applies and the death benefit will be greater than $150,000 (since 150% of $100,000 equals $150,000). In this case, at age 55, We multiply the policy fund by a factor of 150%. So if the policy fund were $110,000, then the death benefit would be $165,000.

Under Option 2, the death benefit is the face amount plus the policy fund. In this example, if a 55 year-old had a face amount of $150,000 and a policy fund of $300,000, then the death benefit would be $450,000. This figure results from either: (a) adding the face amount to the policy fund or (b) multiplying the policy fund by the corridor percentage. For all policy funds higher than this level, the corridor percentage would apply. Therefore, for every $1.00 added to the policy fund above $300,000, the death benefit would increase by $1.50 (at that age).

Under either option, the length of time Your policy remains in force depends on the net cash surrender value of Your policy and whether You meet the no lapse guarantee period requirements. Your coverage lasts as long as Your net cash surrender value can cover the monthly deductions from Your policy fund. In addition, during the no lapse guarantee period, Your policy remains in force if the sum of Your premium payments (minus any loans or withdrawals) is greater than the sum of the monthly no lapse guarantee premiums for all of the policy months since the policy was issued.

The investment performances of the investment divisions and the interest earned in the General Account affect Your policy fund. Therefore, the returns from these investment options can affect the length of time Your policy remains in force.

The minimum initial face amount is $150,000.

Notice and Proof of Death


We require satisfactory proof of the insured person's death before We pay the death benefit. That can be a certified copy of a death certificate, a written statement by the attending physician, certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to Us.

Payment of Death Benefits

In most cases, when a death benefit is paid in a lump sum We will pay the death benefit by establishing an interest bearing account, called the "Midland Access Account" for the beneficiary, in the amount of the death benefit proceeds. We will send the beneficiary a checkbook and the beneficiary will have access to the account simply by writing a check for all or any part of the amount of the death benefit. The Midland Access Account is part of Our General Account. It is not a bank account and it is not insured by the FDIC or any government agency. As part of Our General Account, it is subject to the claims of Our creditors. We receive a benefit from all amounts left in the Midland Access Account.


Maturity Benefit


If the insured person is still living on the maturity date, We will pay the beneficiary the net cash surrender value. The policy will then end. The maturity date is the policy anniversary after the insured person's 100th birthday. In certain circumstances, You may extend the maturity date (doing so may have tax consequences). See "Maturity Date" on page 63.


Changes In Premier Variable Universal Life

Premier Variable Universal Life gives You the flexibility to choose from a variety of strategies that enable You to increase or decrease Your insurance protection.

A reduction in face amount lessens the emphasis on a policy's insurance coverage by reducing both the death benefit and the amount of pure insurance provided. The amount of pure insurance is the difference between the policy fund and the death benefit. This is the amount of risk We take. A reduced amount at risk results in lower cost of insurance deductions from Your policy fund.

A partial withdrawal reduces the policy fund and may reduce the death benefit, while providing You with a cash payment, but generally does not reduce the amount at risk. Choosing not to make premium payments may have the effect of reducing the policy fund. Under death benefit option 1, reducing the policy fund increases the amount at risk (thereby increasing the cost of insurance deductions) while leaving the death benefit unchanged; under death benefit option 2, reducing the policy fund decreases the death benefit while leaving the amount at risk unchanged.

Increases in the face amount have the exact opposite effect of decreases.

Changing The Face Amount of Insurance

You may change the face amount of Your policy by sending a written request to Our Executive Office. You can only change the face amount twice each policy year. All changes are subject to Our approval and to the following conditions.

For increases:

o     Increases in the face amount must be at least $25,000.

o To increase the face amount, You must provide satisfactory evidence of insurability. If the insured person has become a more expensive risk, then We charge higher cost of insurance fees for the additional amounts of insurance (We may change this procedure in the future).

o Monthly cost of insurance deductions from Your policy fund will increase. There will also be a surrender charge increase. These begin on the date the face amount increase takes effect.

o The right to examine this policy does not apply to face amount increases. (It only applies when You first buy the policy.)

o     There will be an increase in the no lapse guarantee premium requirements.

For decreases:

o You cannot reduce the face amount below the minimum We require to issue this policy at the time of the reduction.

o     Monthly cost of insurance deductions from Your policy fund will decrease.

o The federal tax law may limit a decrease in the face amount. If that limit applies, then Your new death benefit will be Your policy fund multiplied by the corridor percentage the federal tax law specifies for the insured's age at the time of the change.

o If You request a face amount decrease after You have already increased the face amount at substandard (i.e., higher) cost of insurance charges, and the original face amount was at standard cost of insurance charges, then We will first decrease the face amount that is at substandard higher cost of insurance charges. We may change this procedure.


Changing the face amount my have tax consequences. See TAX EFFECTS on page 69. You should consult a tax advisor before making any change.

Changing Your Death Benefit Option

You may change Your death benefit option by sending a written request to Our Executive Office. We require satisfactory evidence of insurability to make this change.


If You change from option 1 to option 2, the face amount decreases by Your policy fund on the date of the change. This keeps the death benefit and amount at risk the same as before the change. We may not allow a change in death benefit option if it would reduce the face amount below the minimum We require to issue this policy at the time of the reduction.

If You change from option 2 to option 1, then the face amount increases by the amount of Your policy fund on the date of the change. These increases and decreases in face amount are made so that the amount of the death benefit remains the same on the date of the change. When the death benefit remains the same, there is no change in the net amount at risk. This is the amount on which the cost of insurance charges are based.

Changing the death benefit option may have tax consequences. See "TAX EFFECTS" on page 33. You should consult a tax advisor before making any change.

When Policy Changes Go Into Effect

Any changes in the face amount or the death benefit option will go into effect on the monthly anniversary after the date We approved Your request. After Your request is approved, You will receive a written notice showing each change. You should attach this notice to Your policy. We may also ask You to return Your policy to Us at Our Executive Office so that We can make a change. We will notify You if We do not approve a change You request. For example, We might not approve a change that would disqualify Your policy as life insurance for income tax purposes.


Policy changes may have negative tax consequences. See "TAX EFFECTS" on page 69.

Flexible Premium Payments

You may choose the amount and frequency of premium payments, within the limits described below.


Even though Your premiums are flexible, Your Schedule of Policy Benefits page will show a "planned" periodic premium. You determine the planned premium when You apply and can change it at any time. You will specify the frequency to be on a quarterly, semi-annual or annual basis. Planned periodic premiums may be monthly if paid by pre-authorized check. Premiums may be bi-weekly if paid by Civil Service Allotment. The planned premiums may not be enough to keep Your policy in force.


The insurance goes into effect when We receive Your initial minimum premium payment (and approve Your application). We determine the initial minimum premium based on:

1) the age, sex, and premium class of the insured,
2) the initial face amount of the policy, and
3) any additional benefits selected.

All premium payments should be payable to "Midland". After Your first premium payment, all additional premiums should be sent directly to Our Executive Office.

We will send You premium reminders based on Your planned premium schedule. You may make the planned payment, skip the planned payment, or change the frequency or the amount of the payment. Generally, You may pay premiums at any time. Amounts must be at least $50, unless made by a pre-authorized check. Under current Company practice, amounts made by a pre-authorized check can be as low as $30.

Payment of the planned premiums does not guarantee that Your policy will stay in force. Additional premium payments may be necessary. The planned premiums increase when the face amount of insurance increases. This includes increases resulting from the Automatic Benefit Increase provision. (See "Automatic Benefit Increase Provision" on page 36 for details on how and when the increases are applied.)

If You send Us a premium payment that would cause Your policy to cease to qualify as life insurance under federal tax law, We will notify You and return that portion of the premium that would cause the disqualification.

Premium Provisions During The No Lapse Guarantee Period. During the no lapse guarantee period, You can keep Your policy in force by meeting a no lapse guarantee premium requirement. The no lapse guarantee period lasts until the 5th policy anniversary. A monthly no lapse guarantee premium is shown on Your Schedule of Policy Benefits page. (This is not the same as the planned premiums.) The no lapse guarantee premium requirement will be satisfied if the sum of premiums You have paid, less Your loans or withdrawals, is more than the sum of the monthly no lapse guarantee premiums required to that date. The no lapse guarantee premium increases when the face amount increases.

During the no lapse guarantee period, Your policy will enter a grace period and lapse if:

o the net cash surrender value cannot cover the monthly deductions from Your policy fund; and

o the premiums You have paid, less Your loans or withdrawals, are less than the total monthly no lapse guarantee premiums required to that date.

This policy lapse can occur even if You pay all of the planned premiums.

Remember that the net cash surrender value is Your policy fund minus any surrender charge and minus any outstanding policy debt.

Premium Provisions After The No Lapse Guarantee Period. After the no lapse guarantee period, Your policy will enter a grace period and lapse if the net cash surrender value cannot cover the monthly deductions from Your policy fund. Paying Your planned premiums may not be sufficient to maintain Your policy because of investment performance, charges and deductions, policy changes or other factors. Therefore, additional premiums may be necessary to keep Your policy in force.

Allocation of Premiums


Each net premium will be allocated to the investment divisions or to Our General Account on the later of the day We receive it or the record date. The net premium is the premium minus a premium charge and any expense charges. Each premium is put into Your policy fund according to Your instructions. Your policy application may provide directions to allocate net premiums to Our General Account or the investment divisions. You may not allocate Your policy fund to more than 10 investment divisions at any one point in time. Your allocation instructions will apply to all of Your premiums unless You write to Our Executive Office with new instructions. Allocation percentages may be any whole number from 0 to 100. The sum of the allocation percentages must equal 100. Of course, You may choose not to allocate a premium to any particular investment division. See "THE GENERAL ACCOUNT" on page 52.


Additional Benefits

You may include additional benefits in Your policy. Certain benefits result in an additional monthly deduction from Your policy fund. You may cancel these benefits at any time. However, canceling these benefits may have adverse tax consequences and You should consult a tax advisor before doing so. The following briefly summarizes the additional benefits that are currently available:

(1) Disability Waiver Benefit: With this benefit, We waive monthly charges from the policy fund if the insured person becomes totally disabled on or after his/her 15th birthday and the disability continues for at least 6 months. If a disability starts before the policy anniversary following the insured person's 60th birthday, then We will waive monthly deductions for as long as the disability continues.

(2) Monthly Disability Benefit: With this benefit, We pay a set amount into Your policy fund each month (the amount is on Your Schedule of Policy Benefits page). The benefit is payable when the insured person becomes totally disabled on or after their 15th birthday and the disability continues for at least 6 months. The disability must start before the policy anniversary following the insured person's 60th birthday. The benefit will continue until the insured person reaches age 65. If the amount of benefit paid into the policy fund is more than the amount allowed under the income tax code, the monthly benefit will be paid to the insured.

(3) Accidental Death Benefit: We will pay an additional benefit if the insured person dies from a physical injury that results from an accident, provided the insured person dies before the policy anniversary that is within a half year of his or her 70th birthday.

(4) Children's Insurance Rider: This benefit provides term life insurance on the lives of the insured person's children. This includes natural children, stepchildren and legally adopted children, between the ages of 15 days and 21 years. They are covered until the insured person reaches age 65 or the child reaches age 25.

(5) Family Insurance Rider: This benefit provides term life insurance on the insured person's children as does the Children's Insurance. It also provides decreasing term life insurance on the insured's spouse.

(6) Additional Insured Rider: You may provide term insurance for another person, such as the insured person's spouse, under Your policy. A separate charge will be deducted for each additional insured.

(7) Guaranteed Insurability Rider: This benefit provides for additional amounts of insurance without further evidence of insurability.

(8) Living Needs Rider: This benefit provides an accelerated death benefit as payment of an "Advanced Sum," in the event the insured person is expected to die within 12 months or as otherwise required by state law. You can choose the amount of the death benefit amount to accelerate at the time of the claim. The maximum advanced sum is 50% of the eligible death benefit (which is the death benefit of the policy plus the sum of any additional death benefits on the life of the insured person provided by any eligible riders). Currently, We have a maximum of $250,000 and a minimum of $5,000.

There is no charge for this benefit prior to the time of a payment. The amount of the advanced sum is reduced by expected future interest and may be reduced by a charge for administrative expenses.

On the day We pay the accelerated benefit, We will reduce the following in proportion to the reduction in the eligible death benefit:

a. the death benefit of the policy and of each eligible rider
b. the face amount
c. any policy funds
d. any outstanding loan

When We reduce the policy fund, We allocate the reduction based on the proportion that Your unloaned amounts in the General Account and Your amounts in the investment divisions bear to the total unloaned portion of Your policy fund.


Pursuant to the Health Insurance Portability and Accountability Act of 1996, We believe that for federal income tax purposes an advanced sum payment made under the living needs rider should be fully excludable from the gross income of the beneficiary, as long as the beneficiary is the insured person under the policy (except in certain business contexts. You should consult a tax adviser if such an exception should apply.) The tax consequences associated with reducing the death benefit after We pay an accelerated death benefit are unclear, however. You should consult a qualified tax advisor about the consequences of adding this rider to a policy or requesting an advanced sum payment under this rider.


Extended Maturity Option

This option allows the maturity date to be extended indefinitely, or as long as allowed by the IRS. If the insured is alive on the maturity date and this policy is still in force and not in the grace period, this option may be elected. In order to elect this option, all of the policy fund must be transferred to either the General Account or the Money Market Investment Division and the death benefit option must be elected as Option 1. Once Your policy is extended beyond the maturity date, there will be no further monthly deductions and We will only allow transfers to the General Account or the Money Market Investment Division. Furthermore, We will not allow any of the following to occur:

o Increase in the specified amount of insurance
o Changes in the death benefit options
o Premium payments

The Extended Maturity Option may have tax consequences. Consult Your tax advisor before taking this election.

Automatic Benefit Increase Provision

The Automatic Benefit Increase (ABI) provision is a policy rider that allows for face amount increases to keep pace with inflation. All standard issues of regularly underwritten policies issued after May 1, 1998, include the ABI provision, except where the issue age of the primary insured is older than 55. In addition, the ABI provision is not included where the billing mode is military government allotment, civil service allotment or list bill.

The ABI can automatically increase Your face amount every two years, based on increases in the Consumer Price Index. The increases will occur on the 2nd policy anniversary and every two years thereafter, unless You reject an increase. The increases continue until the rider terminates. We send You a notice about the increase amounts at least 30 days before the increase date. You have the right to reject any increase in face amount by sending written notice before it takes effect. If You reject an increase, then the ABI provision terminates. (See Your ABI rider for details.)

We calculate each face amount increase under the ABI provision as follows:
(a)  The eligible face amount, multiplied by
(b)  The Consumer Price Index 5 months before the increase date, divided by
(c)  The Consumer Price Index 29 months before the increase date, minus.
(d)  The eligible face amount from part (a).


The eligible face amount is the sum of the portions of the face amount of insurance that are in the standard premium class.

The maximum increase is the lesser of $50,000 or 20% of the eligible face amount. The ABI provision automatically terminates once the total of the increases is more than twice the initial face amount. The Consumer Price Index is the U.S. Consumer Price Index for all urban consumers as published by the U.S. Department of Labor. (See Your policy form for more details on this index.)

The ABI provision does not require separate monthly charges, but it does affect the amount of Your monthly cost of insurance charge by increasing Your face amount. (See "Deductions From Your Policy Fund" on page 54.) ABI increases also increase the planned and no lapse guarantee premiums. (See Your ABI Rider and Your Base Policy Form for exact details.)

The Automatic Benefit Increase Provision may have tax consequences. Consult Your tax advisor for questions.

SEPARATE ACCOUNT INVESTMENT CHOICES
Our Separate Account And Its Investment Divisions

The "Separate Account" is Our Separate Account A, established under the insurance laws of the State of Iowa. It is a unit investment trust registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 but this registration does not involve any SEC supervision of its management or investment policies. The Separate Account meets the definition of a "Separate Account" under the federal securities laws. The Separate Account has a number of investment divisions, each of which invests in the shares of a corresponding portfolio of the funds. You may allocate part or all of Your net premiums in up to ten of the thirty-four investment divisions of Our Separate Account at any one time.

The Funds Each of the 34 portfolios available under the policy is a "series" of one of the following investment companies:

1. Fidelity's Variable Insurance Products Fund Initial Class,
2. American Century Variable Portfolios, Inc.,
3. MFS(R) Variable Insurance Trusts,
4. Lord Abbett Series Fund, Inc., and
5. Alger American Fund
6. Van Eck Worldwide Insurance Trust
7. LEVCO Series Trust
8. INVESCO Variable Investment Funds, Inc.

The funds' shares are bought and sold by Our Separate Account at net asset value. More detailed information about the funds and their investment objectives, policies, risks, expenses and other aspects of their operations, appear in their prospectuses, which accompany this prospectus.

Midland may from time to time receive revenue from the funds and/or from their managers. The amounts of the revenue, if any, may be substantial and may vary between funds and portfolios and may be based on the amount of Midland's investments in the funds. Currently these revenues range from 0.10% to 0.25% of Midland's investment in the funds.

Investment Policies Of The Portfolios

Each portfolio tries to achieve a specified investment objective by following certain investment policies. A portfolio's objectives and policies affect its returns and risks. Each investment division's performance depends on the experience of the corresponding portfolio. The objectives of the portfolios are as follows:

Portfolio                      Objective
VIP Money Market Portfolio     Seeks as high a level of current income as is consistent with preservation of capital and liquidity by investing in U.S. dollar-denominated money market securities.

VIP High Income Portfolio      Seeks a high level of current income by investing primarily in income-producing debt securities while also considering growth of capital. Policy owners should understand that the fund's unit price may be volatile due to the nature of the high yield bond marketplace.

VIP Equity-Income Portfolio    Seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the investment manager will consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's Composite Index of 500 Stocks.

VIP Growth Portfolio           Seeks capital appreciation by investing in common stocks. The adviser invests the fund's assets in companies the adviser believes have above-average growth potential.

VIP Overseas Portfolio         Seeks long-term growth of capital, primarily through investments in foreign securities.

VIP Mid Cap Portfolio          Seeks long term growth of capital.

VIP Asset Manager Portfolio    Seeks high total return with reduced risk over the long term by allocating its assets among domestic and foreign stocks, bonds and short-term instruments.

VIP Investment                 Seeks as high a level of current income as is consistent with the preservation of capital by
Grade Bond Portfolio           investing in U.S. dollar-denominated investment-grade bonds.

VIP Contrafund(R) Portfolio    Seeks to achieve capital appreciation over the long term by investing in common stocks and securities of companies whose value the manager believes is not fully recognized by the public.

VIP                            Seeks to maximize total return by allocating its assets among stocks, bonds, short-term
Asset Manager: Growth          instruments, and other investments.
Portfolio
VIP Index 500 Portfolio        Seeks to provide investment results that correspond to the total return of common stocks publicly traded in the United States by duplicating the composition and total return of the
                               Standard & Poor's Composite Index of 500 Stocks.

VIP Growth & Income Portfolio  Seeks high total return, combining current income and capital appreciation. Invests mainly in stocks that pay current dividends and show potential for capital appreciation.

VIP Balanced Portfolio         Seeks both income and growth of capital. When FMR's outlook is neutral, it will invest approximately 60% of the fund's assets in equity securities and will always invest at least 25%
                               of the fund's assets in fixed-income senior securities.

VIP Growth Opportunities       Seeks capital growth by investing primarily in common stocks. Although the fund invests
Portfolio                      primarily in common stocks, it has the ability to purchase other securities, including bonds, which may be lower-quality debt securities.
American Century               Seeks capital growth by investing primarily in common stocks that management considers to have
VP Capital                     better-than-average prospects for appreciation.
Appreciation Portfolio
American Century               Seeks long-term capital growth with income as a secondary objective. Invests primarily in equity
VP Value Portfolio             securities of well-established companies that management believes to be under-valued.

American Century               Seeks capital growth and current income. Invests approximately 60 percent of its assets in
VP Balanced Portfolio          common stocks that management considers to have better than average potential for appreciation and the rest in fixed income securities.

American Century               Seeks capital growth by investing primarily in securities of foreign companies that management
VP International Portfolio     believes to have potential for appreciation.

American Century               Seeks dividend growth, current income and capital appreciation.  The Portfolio will seek to
VP Income & Growth Portfolio   achieve its investment objective by investing in common stocks.

MFS VIT                        Seeks to provide long-term growth of capital.
Emerging Growth Series

MFS VIT Research Series        Seeks to provide long-term growth of capital and future income.

MFS VIT Investors Trust        Seeks mainly to provide long-term growth of capital and secondarily to provide reasonable
Series                         current income.
MFS VIT New Discovery Series   Seeks capital appreciation.


Lord Abbett VC Growth and      Seeks long-term growth of capital and income without excessive fluctuation in market value.
Income Portfolio
Lord Abbett VC Mid-Cap Value   Seeks capital appreciation through investments, primarily in equity securities which are
Portfolio                      believed to be undervalued in the marketplace.


Lord Abbett VC International   Seeks long-term capital appreciation. Invests primarily in equity securities of non-U.S. issuers.
Portfolio
Alger American Small           Seeks long-term capital appreciation.  It focuses on small, fast growing companies that offer
Capitalization Portfolio       innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the portfolio invests primarily in the equity securities of small capitalization companies.  A small capitalization company is one that has a market capitalization within the range of the Russell 2000 Growth Index or the S&P SmallCap 600 Index.

Alger American MidCap Growth   Seeks long-term capital appreciation.  It focuses on midsize companies with promising growth
Portfolio                      potential.  Under normal circumstances, the portfolio invests primarily in the equity securities of companies having a market capitalization within the range of companies in the S&P MidCap 400
                               Index.

Alger American Growth          Seeks long-term capital appreciation.  It focuses on growing companies that generally have broad
Portfolio                      product lines, markets, financial resources and depth of management. Under normal circumstances, the portfolio invests primarily in the equity securities of large companies.  The portfolio considers a large company to have a market capitalization of $1 billion or greater.

Alger American Leveraged       Seeks long-term capital appreciation.  Under normal circumstances, the portfolio invests in the
AllCap Portfolio               equity securities of companies of any size which demonstrate promising growth potential. The portfolio can leverage, that is, borrow money, up to one-third of its total assets to buy additional securities.  By borrowing money, the portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.


Van Eck Worldwide Hard         Seeks long-term capital appreciation by investing primarily in "hard asset securities."  Income
Assets Fund                    is a secondary consideration.  Hard asset securities are the stocks, bonds, and other securities of companies that derive at least 50% of gross revenue or profit from exploration, development, production or distribution of precious metals, natural resources, real estate, and commodities.

LEVCO Equity Value Fund        Seeks long-term growth of capital by normally investing at least 85% of its total assets in common stocks and other securities having equity characteristics, in issuers with market capitalization's of greater than $2 billion.

INVESCO VIF-Financial          Seeks to make an investment grow by aggressive management.  The Fund invests primarily in equity
Services Fund                  securities of companies involved in the financial services sector.

INVESCO VIF-Health Sciences    Seeks to make an investment grow by aggressive management.  The Fund invests primarily in equity
Fund                           securities of companies that develop, produce, or distribute products or services related to health care.

Fidelity Management & Research Company manages the VIP portfolios. American Century Investment Management, Inc. manages the American Century VP Portfolios. MFS(R)Services Company manages the MFS Variable Insurance Trusts. Lord Abbett & Co. manages the Lord Abbett Series Fund, Inc. Fred Alger Management, Inc. manages the Alger American Portfolios. Van Eck Global manages the Van Eck Worldwide Insurance Trust. John A. Levin & Co., Inc. manages the LEVCO Series Trust. INVESCO Funds Group, Inc. manages the INVESCO Variable Insurance Funds, Inc.

The fund portfolios available under these policies are not available for purchase directly by the general public, and are not the same as the mutual funds with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of the portfolios are very similar to the investment objectives and policies of other (publicly available) mutual fund portfolios that have very similar or nearly identical names and that are or may be managed by the same investment advisor or manager. Nevertheless, the investment performance and results of any of the funds' portfolios that are available under the policies may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the available portfolios will be comparable to the investment results of any other portfolio or mutual fund, even if the other portfolio or mutual fund has the same investment advisor or manager and the same investment objectives and policies and a very similar or nearly identical name.

USING YOUR POLICY FUND

The Policy Fund


Your policy fund is the sum of Your amounts in the various investment divisions and in the General Account (including any amount in Our General Account securing a policy loan). Your policy fund reflects various charges. See "DEDUCTIONS AND CHARGES" on page 53. Monthly deductions are made on the policy date and on the first day of each policy month. Transaction and surrender charges are made on the effective date of the transaction. Charges against Our Separate Account are reflected daily.

We guarantee amounts allocated to the General Account. There is no guaranteed minimum policy fund for amounts allocated to the investment divisions of Our Separate Account. An investment division's performance will cause Your policy fund to go up or down. You bear that investment risk.


Amounts In Our Separate Account

Amounts allocated or transferred to the investment divisions are used to purchase accumulation units. Accumulation units of an investment division are purchased when You allocate premiums, repay loans or transfer amounts to that division. Accumulation units are redeemed when You make withdrawals, when You transfer amounts from an investment division (including transfers for loans), when We make monthly deductions and charges, and when We pay the death benefit. The number of accumulation units purchased or redeemed in an investment division is calculated by dividing the dollar amount of the transaction by the division's accumulation unit value at the end of that day. The value You have in an investment division is the accumulation unit value times the number of accumulation units credited to You. The number of accumulation units credited to You will not vary because of changes in accumulation unit values.

How We Determine The Accumulation Unit Value

We determine accumulation unit values for the investment divisions at the end of each business day. Accumulation unit values fluctuate with the investment performance of the corresponding portfolios of the funds. They reflect investment income, the portfolio's realized and unrealized capital gains and losses, the funds' expenses, and Our deductions and charges. The accumulation unit value for each investment division is set at $10.00 on the first day there are policy transactions in Our Separate Account associated with these policies. After that, the accumulation unit value for any business day is equal to the accumulation unit value for the previous business day multiplied by the net investment factor for that division on that business day.

We determine the net investment factor for each investment division every business day as follows:

o We take the value of the shares belonging to the division in the corresponding fund portfolio at the close of business that day (before giving effect to any policy transactions for that day, such as premium payments or surrenders). We use the share value reported to Us by the fund.

o We add any dividends or capital gains distributions paid by the portfolio on that day.

o We divide this amount by the value of the amounts in the investment division at the close of business on the preceding business day (after giving effect to any policy transactions on that day).

o We subtract a daily asset charge for each calendar day between business days (for example, a Monday calculation may include charges for Saturday and Sunday). The daily charge is .0024547%, which is an effective annual rate of 0.90%. We currently intend to reduce this charge to 0.10% after the 10th policy year. (This reduction is not guaranteed.) (See "Mortality and Expense Risks" on page 54.)

o We may subtract any daily charge for taxes or amounts set aside as tax reserves.

Policy Fund Transactions The transactions described below may have different effects on Your policy fund, death benefit, face amount or cost of insurance charges. You should consider the net effects before making any policy fund transactions. Certain transactions have fees. Remember that upon completion of these transactions, You may not have Your policy fund allocated to more than 10 investment divisions.

Transfers Of Policy Fund


You may transfer amounts among the investment divisions and between the General Account and any investment divisions. To make a transfer of policy fund, write to Our Executive Office. Currently, You may make an unlimited number of transfers of policy fund in each policy year. But We reserve the right to assess a $25 charge for each transfer after the 12th transfer in a policy year. If We charge You for making a transfer, then We will allocate the charge as described under "Deductions and Charges - How Policy Fund Charges Are Allocated" on page
57. Although a single transfer request may include multiple transfers, it will be considered a single transfer for fee purposes.


The total amount that can be transferred from the General Account to the Separate Account, in any policy year, cannot exceed the larger of:

1. 25% of the unloaned amount in the General Account at the beginning of the policy year, or

2.    $25,000 (We reserve the right to decrease this to $1,000).

These limits do not apply to transfers made in a Dollar Cost Averaging program that occurs over a time period of 12 or more months.

Transfer requests received before 3:00 p.m. (Central Time) will take effect on the same day if that day is a business day. Otherwise, the transfer request will take effect on the business day following the day We receive Your request at Our Executive Office. Transfers are effected at unit values determined at the close of business on the day the transfer takes effect. The minimum transfer amount is $200. The minimum amount does not have to come from or be transferred to just one investment division. The only requirement is that the total amount transferred that day equals the transfer minimum.


Market Timing and Excessive Trading Limits

The contracts are first and foremost life insurance policies. They are designed for long-term financial planning, and are not designed for or appropriate for market timers or other persons that use programmed, large, or frequent transfers. The use of such transfers can be disruptive to any underlying portfolio and harmful to other policy owners invested in the portfolio. We therefore reserve the right to reject any transfer request (or premium payment) from any person if, in Our judgment, it has the potential to adversely affect an underlying portfolio or other policy owners or if an underlying portfolio objects to or would reject Our transaction order. We may impose severe restrictions on transfers or even prohibit them for particular policy owners who, in Our view, have abused or appear likely to abuse the transfer privilege.

We may apply restrictions in any manner reasonably designed to prevent transfers that We consider disadvantageous to other owners.

Dollar Cost Averaging

The Dollar Cost Averaging (DCA) program enables You to make monthly transfers of a predetermined dollar amount from the DCA source account (any investment division or the General Account) into one or more of the investment divisions. By allocating monthly, as opposed to allocating the total amount at one time, You may reduce the impact of market fluctuations. This plan of investing does not insure a profit or protect against a loss in declining markets. The minimum monthly amount to be transferred using DCA is $200.

You can elect the DCA program at any time. You must complete the proper request form, and there must be a sufficient amount in the DCA source account. The minimum amount required in the DCA source account for DCA to begin is the sum of $2,400 and the minimum premium. You can get a sufficient amount by paying a premium with the DCA request form, allocating premiums, or transferring amounts to the DCA source account. The DCA election will specify:


a.    The DCA source account from which DCA transfers will be made,

b. That any money received with the form is to be placed into the DCA source account,

c. The total monthly amount to be transferred to the other investment divisions, and

d.    How that monthly amount is to be allocated among the investment divisions.

The DCA request form must be received with any premium payments You intend to apply to DCA.

Once DCA is elected, additional premiums can be deposited into the DCA source account by sending them in with a DCA request form. All amounts in the DCA source account will be available for transfer under the DCA program.

Any premium payments received while the DCA program is in effect will be allocated using the allocation percentages from the DCA request form, unless You specify otherwise. You may change the DCA allocation percentages or DCA transfer amounts twice during a policy year.

If it is requested when the policy is issued, then DCA will start at the beginning of the 2nd policy month. If it is requested after issue, then DCA will start at the beginning of the 1st policy month which occurs at least 30 days after the request is received.

DCA will last until the value in the DCA source account is exhausted or until We receive Your written termination request. DCA automatically terminates on the maturity date.

Midland does not charge any specific fees for You to participate in a DCA program. However, transfers made through a DCA program which only extends for fewer than 12 months will be included in counting the number of transfers of policy fund. While We currently allow an unlimited number of free transfers, We reserve the right to charge for each transfer after the 12th one in any policy year.

We reserve the right to end the DCA program by sending You one month's notice.

Portfolio Rebalancing


The Portfolio Rebalancing Option allows policyowners, who are not participating in a Dollar Cost Averaging program, to have the Company automatically reset the percentage of policy fund allocated to each investment division to a pre-set level. For example, You may wish to specify that 30% of Your policy fund be allocated to the VIP Growth investment division, 40% in the VIP High Income investment division and 30% in the VIP Overseas investment division. Over time, the variations in the investment division's investment results will shift the percentage allocations of Your policy fund. If You elect this option, then at each policy anniversary, We will transfer amounts needed to "re-balance" the policy fund to the specified percentages selected by You. Rebalancing is not available to amounts in the General Account. Rebalancing may result in transferring amounts from an investment division earning a relatively high return to one earning a relatively low return.

Even with a Portfolio Rebalancing Option, You can only allocate Your total policy fund in up to at most 10 investment divisions. We reserve the right to end the Portfolio Rebalancing Option by sending You one month's notice. Contact Us at Our Executive Office to elect the Portfolio Rebalancing Option.

Midland does not charge any specific fees for You to participate in a portfolio rebalancing program. However, transfers made through a portfolio rebalancing program which only extends for fewer than 12 months will be included in counting the number of transfers of policy fund. While We currently allow an unlimited number of free transfers, We do reserve the right to charge for each transfer after the 12th one in any policy year.

Policy Loans

You may borrow up to 92% of the cash surrender value (the policy fund less the surrender charge) minus any policy debt using only Your policy as security for the loan. If You request an additional loan, then the outstanding loan and loan interest will be added to the additional loan amount and the original loan will be canceled. Thus, You will only have one outstanding loan.

A loan taken from, or secured by, a policy may have federal income tax consequences. See "TAX EFFECTS" on page 69.

You may request a loan by contacting Our Executive Office. You should tell Us how much of the loan You want taken from Your unloaned amount in the General Account or from the Separate Account investment divisions. If You do not tell Us how to allocate Your loan, the loan will be allocated according to Your deduction allocation percentages as described under "How Policy Fund Charges Are Allocated" on page 57. If the loan cannot be allocated this way, then We will allocate it in proportion to the unloaned amounts of Your policy fund in the General Account and each investment division. We will redeem units from each investment division equal in value to the amount of the loan allocated to that investment division (and transfer these amounts to the General Account).

Interest Credited on Policy Loans: The portion of the General Account that is equal to the policy loan will be credited with interest at a rate of 3.5% per year.

Contract Loan Interest Charged: After the 5th policy year, We guarantee that We will offer zero cost loans on the full loan value. The annual interest rate charged on zero cost loans is guaranteed to be 3.5% (which is the same rate We guarantee to credit on zero cost loans). We guarantee this rate unless a higher interest rate is required by the Internal Revenue Service. If the Internal Revenue Service requires a higher policy loan interest rate, We will charge the minimum interest rate allowed. A zero cost loan may have tax consequences. See "TAX EFFECTS" on page 69.


Currently, the annual interest rate We charge on - standard loans is 5.5%. We guarantee that the rate charged on standard loans will not exceed 8% per year.

Interest is due on each policy anniversary. If You do not pay the interest when it is due, then it will be added to Your outstanding loan and allocated based on the deduction allocation percentages for Your policy fund. This means We make an additional loan to pay the interest and will transfer amounts from the General Account or the investment divisions to make the loan. If We cannot allocate the interest based on these percentages, then We will allocate it as described above.

Repaying The Loan. You may repay all or part of a policy loan while Your policy is in force. While You have a policy loan, We assume that any money You send Us is meant to repay the loan. If You wish to have any of these payments serve as premium payments, then You must tell Us in writing.

You may choose how You want Us to allocate Your repayments. If You do not give Us instructions, We will allocate Your repayments based on Your premium allocation percentages.

The Effects Of A Policy Loan On Your Policy Fund. A loan against Your policy will have a permanent effect on Your policy fund and benefits, even if the loan is repaid. When You borrow on Your policy, We transfer Your loan amount into Our General Account where it earns a declared rate of interest. You cannot invest that loan amount in any Separate Account investment divisions. You may earn more or less on the loan amount, depending on the performance of the investment divisions and whether they are better or worse than the 3.5% annual interest We credit on the portion of the General Account securing the loan.

Your Policy May Lapse. Your loan may affect the amount of time that Your policy remains in force. For example, Your policy may lapse because the loaned amount cannot be used to cover the monthly deductions that are taken from Your policy fund. If these deductions are more than the net cash surrender value of Your policy, then the policy's lapse provisions may apply. Since the policy permits loans up to 92% of the cash surrender value (the policy fund less the surrender charge) minus any policy debt, loan repayments or additional premium payments may be required to keep the policy in force, especially if You borrow the maximum.

Withdrawing Money From Your Policy Fund


You may request a partial withdrawal of Your net cash surrender value by writing to Our Executive Office. There is no surrender charge on partial withdrawals. Partial withdrawals are subject to certain conditions. They must:

o     be at least $200,

o     total no more than 50% of the net cash surrender value in any policy year,

o allow the death benefit to remain above the minimum for which We would issue the policy at that time, and

o allow the policy to still qualify as life insurance under applicable tax law.

You may specify how much of the withdrawal You want taken from each investment division. If You do not tell Us, then We will make the withdrawal as described in "Deductions and Charges - How Policy Fund Charges Are Allocated" on page 57.


Requests received before 3:00 p.m. (Central Time) will take effect on the same day if that day is a business day. Otherwise, the request will take effect on the business day following the day We receive Your request at Our Executive Office. Withdrawals are effected at unit values determined at the close of business on the day the withdrawal takes effect.


Withdrawal Charges. When You make a partial withdrawal more than once in a policy year, a charge of $25 (or 2% of the amount withdrawn, whichever is less), will be deducted from Your policy fund. If You do not give Us instructions for deducting the charge, then it will be deducted as described under "Deductions and Charges - How Policy Fund Charges Are Allocated" on page 57.

In general, We do not permit You to make a withdrawal on monies for which Your premium check has not cleared Your bank.

The Effects Of A Partial Withdrawal. A partial withdrawal reduces the amount in Your policy fund, the cash surrender value and generally the death benefit on a dollar-for-dollar basis. However, if the death benefit is based on the corridor percentage multiple, then the death benefit reduction could be greater. If You have death benefit option 1, then We will also reduce the face amount of Your policy so that there will be no change in the net amount at risk. We will send You a new Schedule of Policy Benefits page to reflect this change. Both the withdrawal and any reductions will be effective as of the date We receive Your request at Our Executive Office.

Depending on individual circumstances, a policy loan might be better than a partial withdrawal if You need temporary cash. A withdrawal may have income tax consequences. See "TAX EFFECTS" on page 69.

Surrendering Your Policy

You may surrender Your policy for its net cash surrender value while the insured person is living. You do this by sending both a written request and the policy to Our Executive Office. The net cash surrender value equals the cash surrender value (Your policy fund minus any surrender charge) minus any loan outstanding (including loan interest). During the first 10 policy years, the cash surrender value is the policy fund minus the surrender charge. After 10 years, the cash surrender value equals the policy fund. We will compute the net cash surrender value as of the date We receive Your request and policy at Our Executive Office. All of Your insurance coverage will end on that date. A surrender may have income tax consequences. See "TAX EFFECTS" on page 69.


THE GENERAL ACCOUNT

You may allocate all or some of Your policy fund to the General Account. The General Account pays interest at a declared rate. We guarantee the principal after deductions. The General Account supports Our insurance and annuity obligations. Because of applicable exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933, and the General Account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the General Account nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus for Your information and which relate to the General Account.

You may accumulate amounts in the General Account by:

o  allocating net premium and loan payments,
o  transferring amounts from the investment divisions,
o  securing any policy loans, or
o  earning interest on amounts You already have in the General Account.

This amount is reduced by transfers, withdrawals and allocated deductions.

We pay interest on all Your amounts in the General Account. The annual interest rates will never be less than 3.5%. We may, at Our sole discretion, credit interest in excess of 3.5%. You assume the risk that interest credited may not exceed 3.5%. We may pay different rates on unloaned and loaned amounts in the General Account. Interest compounds daily at an effective annual rate that equals the annual rate We declared.

You may request a transfer between the General Account and one or more of the investment divisions, within limits. See "Transfers of Policy Fund" on page 45.


The General Account may not be available in all states, Your state of issue will determine if the General Account is available on Your policy. Please check Your policy form to see if the General Account is available on Your policy.

DEDUCTIONS AND CHARGES

Deductions From Your Premiums


We deduct a premium charge, and in some cases a service charge from each premium. The rest of each premium (called the net premium) is placed in Your policy fund.

Since this charge is a percentage of paid premiums, the amount of the charge will vary with the amount of premium.

Sales Charge. We deduct a 5.0% premium charge from each premium payment. We currently intend to eliminate this charge after the 15th policy year -- this is not guaranteed. This charge partially reimburses Us for premium taxes We incur, and for the selling and distribution costs of this policy. The percentage We estimate to be paid for premium taxes is an average of what We anticipate owing, and therefore, may exceed that actual rate imposed by Your state. Our selling and distribution costs include commissions and the costs of preparing sales literature and printing prospectuses. (We also deduct a surrender charge if You surrender Your policy for its net cash surrender value or let Your policy lapse in the first 10 years. See "Surrender Charge" on page 58.)

Service Charge. If You have chosen the Civil Service Allotment Mode, then We deduct $.46 (forty-six cents) from each premium payment. The $.46 covers the extra expenses We incur in processing bi-weekly premium payments.

Charges Against The Separate Account

Fees and charges allocated to the investment divisions reduce the amount in Your policy fund.

Mortality and Expense Risks. We charge for assuming mortality and expense risks. We guarantee that monthly administrative and insurance deductions from Your policy fund will never be greater than the maximum amounts shown in Your policy. The mortality risk We assume is that insured people will live for shorter periods than We estimated. When this happens, We have to pay a greater amount of death benefits than We expected. The expense risk We assume is that the cost of issuing and administering policies will be greater than We expected. We charge for mortality and expense risks at an effective annual rate of 0.90% of the value of the assets in the Separate Account attributable to Premier Variable Universal Life. We currently intend to reduce this charge to 0.10% after the 10th policy year (this reduction is not guaranteed). The investment divisions' accumulation unit values reflect this charge. See "Using Your Policy Fund - How We Determine The Accumulation Unit Value" on page 44. If the money We collect from this charge is not needed, then We profit. We expect to make money from this charge. To the extent sales expenses are not covered by the premium load and the surrender charge, Our General Account funds, which may include amounts derived from this mortality and expense risk charge, will be used to cover sales expenses.

Tax Reserve. We reserve the right to charge for taxes or tax reserves, which may reduce the investment performance of the investment divisions. Currently, no such charge is made.

Deductions From Your Policy Fund

At the beginning of each policy month (including the policy date), the following three deductions are taken from Your policy fund:

1. Expense Charge: This charge is $7.00 per month. This charge covers the continuing costs of maintaining Your policy, such as premium billing and collections, claim processing, policy transactions, record keeping, communications with owners and other expense and overhead items. We currently intend to reduce this charge to $4.00 after the 15th policy year. (This reduction is not guaranteed.)

2. Charges for Additional Benefits: Monthly deductions are made for the cost of any additional benefits. We may change these charges, but Your policy contains tables showing the guaranteed maximum rates for all of these insurance costs.

3. Cost of Insurance Charge: The cost of insurance charge is Our current monthly cost of insurance rate times the amount at risk at the beginning of the policy month. The amount at risk is the difference between Your death benefit and Your policy fund. If the current death benefit for the month is increased due to the requirements of Federal tax law, then Your amount at risk for the month will also increase. For this purpose, Your policy fund amount is determined before deduction of the cost of insurance charge, but after all of the other deductions due on that date. The amount of the cost of insurance charge will vary from month to month with changes in the amount at risk.

The cost of insurance rate is based on the sex, attained age, and rating class of the insured person at the time of the charge. (In Montana, there are no distinctions based on sex.) We place the insured person that is a standard risk in the following rate classes: preferred non-smoker, non-smoker, and smoker. The insured person may also be placed in a rate class involving a higher mortality risk, known as a substandard class. We may change the cost of insurance rates, but they will never be more than the guaranteed maximum rates set forth in Your policy. The maximum charges are based on the charges specified in the Commissioner's 1980 Standard Ordinary Mortality Table. The table below shows the current and guaranteed maximum monthly cost of insurance rates per $1,000 of amount at risk for a male, preferred, nonsmoker, standard risk at various ages.

          Illustrative Table of Monthly Cost of Insurance Rates
                 (Rounded) per $1,000 of Amount at Risk

       Male            Guaranteed                  Current
     Attained            Maximum         (Male Preferred Non-Smoker)
        Age               Rate                      Rate
        25                 .13                       .07
        35                 .14                       .07
        45                 .29                       .14
        55                 .69                       .29
        65                1.87                       .68

For example, for a male preferred non-smoker, age 35 with a $150,000 face amount death benefit option 1 contract and an initial premium of $1,000, the first monthly deduction (taken on the date the policy is issued) is $17.43. This example assumes the current monthly expense charge of $7.00 and the current cost of insurance charge of $10.43. The $10.43 is calculated by multiplying the current monthly cost of insurance rate per $1,000 ($0.07) times the amount at risk ($150,000 face less the initial cash Value of $943 which is $1,000 of premium less the $50 for the premium charge less the $7.00 expense charge). This example assumes that there are no riders or other additional benefits.

The non-smoker cost of insurance rates are lower than the smoker cost of insurance rates. To qualify, an insured must be a standard risk and must meet additional requirements that relate to smoking habits. The reduced cost of insurance rates depends on such variables as the attained age and sex of the insured.

The preferred non-smoker cost of insurance rates are lower than the non-smoker cost of insurance rates. To qualify for the preferred non-smoker class, the insured person must be age 20 or over and meet certain underwriting requirements.


If Premier Variable Universal Life is purchased in connection with an employment-related insurance or benefit plan, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964. In 1983, the United States Supreme Court held that under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

Changes in Monthly Charges. Any changes in the cost of insurance, charges for additional benefits or expense charges will be by class of insured and will be based on changes in future expectations of investment earnings, mortality, the length of time policies will remain in effect, expenses and taxes.

Automatic Benefit Increase Charges. There is no separate charge for the Automatic Benefit Increase (ABI) provision. However, as the automatic increases are applied (see page 36 for exact details) the face amount of insurance will increase. The face amount increase will cause an increase in the amount at risk and the monthly cost of insurance charge.


Transaction Charges

In addition to the deductions described above, We charge fees for certain policy transactions:

o Partial Withdrawal of net cash surrender value. You may make one partial withdrawal during each policy year without a charge. There is an administrative charge of $25 or 2 percent of the amount withdrawn, whichever is less, each time You make a partial withdrawal if more than one withdrawal is made during a year.

o Transfers. Currently, We do not charge when You make transfers of policy fund among investment divisions. We reserve the right to assess a $25 charge after the twelfth transfer in a policy year.

How Policy Fund Charges Are Allocated

Generally, deductions from Your policy fund for monthly or partial withdrawal charges are made from the investment divisions and the unloaned portion of the General Account. They are made in accordance with Your specified deduction allocation percentages unless You instruct Us otherwise. Your deduction allocation percentages may be any whole number (from 0 to 100) which add up to
100. You may change Your deduction allocation percentages by writing to Our Executive Office. Changes will be effective as of the date We receive them.

If We cannot make a deduction in accordance with these percentages, We will make it based on the proportion of (a) to (b) where (a) is Your unloaned amounts in the General Account and Your amounts in the investment divisions and (b) is the total unloaned amount of Your policy fund.

Deductions for transfer charges are made equally between the investment divisions from which the transfer was made. For example, if the transfer is made from two investment divisions, then the transfer charge assessed to each of the investment divisions will be $12.50.

Surrender Charge

We incur various sales and promotional expenses in selling Premier Variable Universal Life. These include commissions, the cost of preparing sales literature, promotional activities and other distribution expenses. We also incur costs for underwriting, printing policy forms and prospectuses, and entering information in our records.


The surrender charge is the difference between the amount in Your policy fund and Your policy's cash surrender value for the first 10 policy years. It is a contingent charge designed to partially recover Our expenses in distributing and issuing policies which are terminated by surrender in their early years (the premium charge is also designed to partially reimburse Us for these expenses). It is a contingent load because You pay it only if You surrender Your policy (or let it lapse) during the first 10 policy years. The amount of the charge in a policy year is not necessarily related to Our actual sales expenses in that year. We anticipate that the premium charge and surrender charge will not fully cover Our sales expenses. If sales expenses are not covered by the premium charge and surrender charge, We will cover them with other funds. The net cash surrender value, the amount We pay You if You surrender Your policy for cash, equals the cash surrender value minus any policy debt. The cash surrender value is the policy fund minus the surrender charge. See "Surrendering Your Policy" on page 52.

The first year surrender charge varies by the issue age, sex and class of the insured at the time the policy is issued. The maximum charge for Your policy per $1,000 of face amount is the first year charge. The first year charge, on a per $1,000 of face amount basis, gradually decreases over the 10 year surrender charge period and is $0.00 after the 10th policy year.

The following table provides some examples of the first year surrender charge. The maximum first year surrender charge for all issue ages, sexes, and classes is $52.50 per $1,000. The $52.50 per $1,000 surrender charge occurs for males issued at a smoker class with issue ages at 58 or older. Your policy will specify the actual surrender charge rate, per $1,000 of face amount, for all durations in the 10 year surrender charge period. The table below is only provided to give You an idea of the level of first year surrender charge for a few sample issue ages, sexes and classes.


                      Table of First Year Surrender Charges
                            Per $1,000 of Face Amount

                                                    Surrender Charge
                                                     Per $1,000 of
    Issue Age     Sex        Class                    Face Amount
    ---------     ---        -----                    -----------
       35         Male       Non-Smoker                $19.00
       35         Male       Smoker                    $23.00

       55         Female     Non-Smoker                $32.50
       55         Female     Smoker                    $37.00

       65         Male       Preferred Non -Smoker     $47.50
       65         Female     Smoker                    $52.50

A face amount decrease will not reduce the surrender charge. If the face amount is increased, the surrender charge will increase. The surrender charge for the face amount increase will equal the surrender charge for a new policy with:

a)    The initial face amount set equal to the face amount increase

b) The insured's policy age on the policy date equal to the policy age on the date of the face amount increase; and

c)    The premium class for the face amount increase

Suppose You bought Your policy at issue age 35 under a male preferred nonsmoker class with a face amount of $200,000. During the 10th policy year, You decided to increase Your face amount by $100,000 to obtain a total face amount of $300,000. If the face amount increase was determined to be acceptable to Us under the nonsmoker class, the surrender charge for Your $100,000 of increase would be the same as a new policy with the following surrender charge criteria:

a)    face amount of $100,000

b) A policy age of 44 (the increase was effective during the 10th policy year before the policy anniversary at which You attained age 45).

c)    A premium class of male nonsmoker

The original $200,000 of face amount would continue to fall under the surrender charge schedule established at the issue date of the policy, but the $100,000 of face amount increase would begin a new surrender charge schedule with the criteria stated in (a) through (c) above. At the time a face amount increase becomes effective We will send You an endorsement to Your policy which states the surrender charge criteria and surrender charge amounts.

Charges In The Funds

The funds charge for managing investments and providing services. Each portfolio's charges vary. The VIP Portfolios have an annual management fee. That fee is the sum of an individual fund fee rate and a group fee rate based on the monthly average net assets of Fidelity Management & Research Company's mutual funds. In addition, each of these portfolios' total operating expenses includes fees for management and shareholder services and other expenses (custodial, legal, accounting, and other miscellaneous fees). The fees for the Fidelity Portfolios are based on the Initial Class. See the VIP prospectuses for additional information on how these charges are determined and on the minimum and maximum charges allowed.


The other Funds all have annual management fees that are based on the monthly average of the net assets in each of the portfolios. See the appropriate prospectus for details.

See the "Portfolio Expenses" on Page 18 for a complete listing of the portfolio expenses during 2001.


ADDITIONAL INFORMATION ABOUT THE POLICIES

Your Right To Examine The Policy

You have a right to examine the policy. If for any reason You are not satisfied with it, then You may cancel the policy. You cancel the policy by sending it to Our Executive Office along with a written cancellation request. Your cancellation request must be postmarked by the latest of the following three dates:

o     10 days after You receive Your policy,

o 10 days after We mail You a written notice telling You about Your rights to cancel (Notice of Withdrawal Right), or

o     45 days after You sign Part 1 of the policy application.

If You cancel Your policy, then We will return all of the charges deducted from Your paid premiums and policy fund, plus the policy fund. The policy fund will reflect both the positive and negative investment performance of the investment divisions chosen by You in the policy application.


Insurance coverage ends when You send Your request.

Your Policy Can Lapse

Your Premier Variable Universal Life insurance coverage continues as long as the net cash surrender value of Your policy is enough to pay the monthly deductions that are taken out of Your policy fund. During the no lapse guarantee period, coverage continues if Your paid premiums exceed the schedule of required no lapse guarantee premiums. If neither of these conditions is true at the beginning of any policy month, We will send written notification to You and any assignees on Our records that a 61-day grace period has begun. This will tell You the amount of premium payment that is needed to satisfy the minimum requirement for two months.

If We receive payment of this amount before the end of the grace period, then We will use that amount to pay the overdue deductions. We will put any remaining balance in Your policy fund and allocate it in the same manner as Your previous premium payments.

If We do not receive payment within 61 days, then Your policy will lapse without value. We will withdraw any amount left in Your policy fund. We will apply this amount to the deductions owed to Us, including any applicable surrender charge. We will inform You and any assignee that Your policy has ended without value.

If the insured person dies during the grace period, We will pay the insurance benefits to the beneficiary, minus any loan, loan interest, and overdue deductions.

You May Reinstate Your Policy

You may reinstate the policy within five years after it lapses if You did not surrender the policy for its net cash surrender value. To reinstate the policy, You must:

o     complete an application for reinstatement,

o provide satisfactory evidence of insurability for the person who is to be insured,

o pay enough premium to cover all overdue monthly deductions and the premium charge,

o increase the policy fund so that the policy fund minus any policy debt equals or exceeds the surrender charges,

o     cover the next two months' deductions, and

o     pay or restore any policy debt.

The policy date of the reinstated policy will be the beginning of the policy month that coincides with or follows the date that We approve Your reinstatement application. Previous loans will not be reinstated.

Policy Periods And Anniversaries

We measure policy years, policy months, and policy anniversaries from the policy date shown on Your Schedule of Policy Benefits page. Each policy month begins on the same day in each calendar month. The calendar days of 29, 30, and 31 are not used. Our right to challenge a policy and the suicide exclusion are measured from the policy date. See "Limits On Our Right To Challenge The Policy" on page 64.


Maturity Date

The maturity date is the first policy anniversary after the insured's 100th birthday. The policy ends on that date if the insured is still alive and the maturity benefit is paid.

If the insured survives to the maturity date and You would like to continue the policy, We will extend the maturity date as long as this policy still qualifies as life insurance according to the Internal Revenue Service and Your state.

In order to extend the maturity date, all of the following conditions must be satisfied:

o     The policy can not be in the grace period;

o All of the policy fund must be transferred to either the General Account or the Money Market investment division; and

o     The death benefit option must be elected as option 1.


(See the Extended Maturity Option section on page 36 for further details about this option).

If the maturity date is extended, the policy may not qualify as life insurance and there may be tax consequences. A tax advisor should be consulted before You elect to extend the maturity date.

We Own The Assets Of Our Separate Account

We own the assets of Our Separate Account and use them to support Your policy and other variable life policies. We may permit charges owed to Us to stay in the Separate Account. Thus, We may also participate proportionately in the Separate Account. These accumulated amounts belong to Us and We may transfer them from the Separate Account to Our General Account. The assets in the Separate Account generally are not chargeable with liabilities arising out of any other business We conduct. Under certain unlikely circumstances, one investment division of the Separate Account may be liable for claims relating to the operations of another division.

Changing the Separate Account

We have the right to modify how We operate Our Separate Account. We have the right to:

o add investment divisions to, or remove investment divisions from, Our Separate Account;

o     combine two or more divisions within Our Separate Account;

o withdraw assets relating to Premier Variable Universal Life from one investment division and put them into another;

o eliminate the shares of a portfolio and substitute shares of another portfolio of the funds or another open-end investment company. This may happen if the shares of the portfolio are no longer available for investment or, if in Our judgment, further investment in the portfolio is inappropriate in view of the purposes of the Separate Account A;

o register or end the registration of Our Separate Account under the Investment Company Act of 1940;

o operate Our Separate Account under the direction of a committee or discharge such a committee at any time (the committee may be composed entirely of interested parties of Midland);

o disregard instructions from policy owners regarding a change in the investment objectives of the portfolio or the approval or disapproval of an investment advisory policy. (We would do so only if required by state insurance regulatory authorities or otherwise pursuant to insurance law or regulation); and

o operate Our Separate Account or one or more of the investment divisions in any other form the law allows, including a form that allows Us to make direct investments. In choosing these investments, We will rely on Our own or outside counsel for advice. In addition, We may disapprove of any change in investment advisors or in investment policies unless a law or regulation provides differently.

Limits On Our Right To Challenge The Policy

We can challenge the validity of Your insurance policy (based on material misstatements in the application) if it appears that the insured person is not actually covered by the policy under Our rules. There are limits on how and when We can challenge the policy:

o We cannot challenge the policy after it has been in effect, during the insured person's lifetime, for two years from the date the policy was issued or reinstated. (Some states may require Us to measure this in some other way.)

o We cannot challenge any policy change that requires evidence of insurability (such as an increase in face amount) after the change has been in effect for two years during the insured's lifetime.

o We can challenge at any time (and require proof of continuing disability) an additional benefit that provides benefits to the insured person in the event that the insured person becomes totally disabled.

If the insured person dies during the time that We may challenge the validity of the policy, then We may delay payment until We decide whether to challenge the policy.

If the insured person's age or sex is misstated on any application, then the death benefit and any additional benefits will be changed. They will be those which would be purchased by the most recent deduction for the cost of insurance and the cost of any additional benefits at the insured person's correct age and sex.

If the insured person commits suicide within two years after the date on which the policy was issued or reinstated, then the death benefit will be limited to the total of all paid premiums minus the amount of any outstanding policy loan and loan interest minus any partial withdrawals of net cash surrender value. If the insured person commits suicide within two years after the effective date of Your requested face amount increase, then We will pay the face amount which was in effect before the increase, plus the monthly cost of insurance deductions for the increase (Some states require Us to measure this time by some other date).

Your Payment Options

You may choose for policy benefits and other payments (such as the net cash surrender value or death benefit) to be paid immediately in one lump sum or in another form of payment. Payments under these options are not affected by the investment performance of any investment division. Instead, interest accrues pursuant to the option chosen. If You do not arrange for a specific form of payment before the insured person dies, then the beneficiary will have this choice. However, if You do make an arrangement with Us for how the money will be paid, then the beneficiary cannot change Your choice. Payment options will also be subject to Our rules at the time of selection.

Lump Sum Payments


In most cases, when a death benefit is paid in a lump sum, We will pay the death benefit by establishing an interest bearing checking account, called the "Midland Access Account" for the beneficiary in the amount of the death benefit. We will send the beneficiary a checkbook, and the beneficiary will have access to the account simply by writing a check for all or any part of the amount of the death benefit. The Midland Access Account is part of Our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of Our General Account, it is subject to the claims of Our creditors. We receive a benefit from all amounts left in the Midland Access Accounts.


Optional Payment Methods

Our consent is required when an optional payment is selected and the payee is either an assignee or not a natural person (i.e., a corporation). Currently, these alternate payment options are only available if the proceeds applied are more than $5,000 and periodic payments are at least $50.

You have the following payment options:

1. Interest Payments: The money will stay on deposit with Us for a period that We agree upon. You will receive interest on the money at a declared interest rate.

2.    Installment Options: There are two ways that We pay installments:

      a.  Fixed Period: We will pay the amount applied in equal installments plus applicable interest, for a specified time, up to 30 years.
      b.  Fixed Amount: We will pay the sum in installments in an amount that
          We agree upon. We will continue to pay the installments until We pay the original amount, together with any interest You have earned.

3. Monthly Life Income Option: We will pay the money as monthly income for life. You may choose from 1 of 5 ways to receive the income. We will guarantee payments for:

         (1)  at least 5 years (called "5 Years Certain");
         (2)  at least 10 years (called "10 Years Certain");
         (3)  at least 15 years (called "15 Years Certain");
         (4)  at least 20 years (called "20 Years Certain"); or
         (5) payment for life. With a life only payment option, payments will only be made as long as the payee is alive.
              Therefore, if the payee dies after the first payment, only one payment will be made.

4. Other: You may ask Us to apply the money under any option that We make available at the time the benefit is paid.

We guarantee interest under the deposit and installment options at 2.75% a year, but We may allow a higher rate of interest.

The beneficiary, or any other person who is entitled to receive payment, may name a successor to receive any amount that We would otherwise pay to that person's estate if that person died. The person who is entitled to receive payment may change the successor at any time.

We must approve any arrangements that involve more than one of the payment options, or a payee who is a fiduciary or not a natural person. Also, the details of all arrangements will be subject to Our rules at the time the arrangements take effect. These include:

o     rules on the minimum amount We will pay under an option,

o     minimum amounts for installment payments,

o withdrawal or commutation rights (Your rights to receive payments over time, for which We may offer You a lump sum payment),

o the naming of people who are entitled to receive payment and their successors, and

o     the ways of proving age and survival.

You will choose a payment option (or any later changes) and Your choice will take effect in the same way as it would if You were changing a beneficiary. (See "Your Beneficiary" below). Any amounts that We pay under the payment options will not be subject to the claims of creditors or to legal process, to the extent that the law provides.

Your Beneficiary

You name Your beneficiary in Your policy application. The beneficiary is entitled to the death benefits of the policy. You may change the beneficiary during the insured's lifetime by writing to Our Executive Office. If no beneficiary is living when the insured dies, We will pay the death benefit to the insured person's estate.

Assigning Your Policy

You may assign Your rights in this policy. You must send a copy of the assignment to Our Executive Office. We are not responsible for the validity of the assignment or for any payment We make or any action We take before We receive notice of the assignment. An absolute assignment is a change of ownership. There may be tax consequences.

When We Pay Proceeds From This Policy

We will generally pay any death benefits, net cash surrender value, or loan proceeds within seven days after receiving the required form(s) at Our Executive Office. Death benefits are determined as of the date of the insured person's death and will not be affected by subsequent changes in the accumulation unit values of the investment divisions. We pay interest from the date of death to the date of payment.

We may delay payment for one or more of the following reasons:

(1)   We contest the policy.

(2) We cannot determine the amount of the payment because the New York Stock Exchange is closed, the SEC has restricted trading in securities, or the SEC has declared that an emergency exists.

(3)   The SEC permits Us to delay payment to protect Our policy owners.

We may also delay any payment until Your premium checks have cleared Your bank. We may defer payment of any loan amount, withdrawal, or surrender from the General Account for up to six months after We receive Your request. We will not defer payment if it is used to pay premiums on policies with Us.


Federal laws designed to counter terrorism and prevent money laundering by criminals might, in certain circumstances, requires Us to reject a premium payment and/or "freeze" Your policy fund. If these laws apply in a particular situation, We would not be allowed to process any request for withdrawals, surrenders, or death benefits, make transfers, or continue making payments under Your payment option. If a policy fund were frozen, the policy fund would be moved to a special segregated interest bearing account and held in that account until We receive instructions from the appropriate federal regulator.


TAX EFFECTS

Policy Proceeds

The Internal Revenue Code of 1986 ("Code"), Section 7702, defines life insurance for tax purposes. The Code places limits on certain policy charges used in determining the maximum amount of premiums that may be paid under Section 7702. There is limited guidance as to how to apply Section 7702.

Midland believes that a standard rate class policy should meet the Section 7702 definition of a life insurance policy (although there is some uncertainty). For a policy issued on a substandard basis (i.e., a rate class involving higher than standard mortality risk), there may be more uncertainty whether it meets the
Section 7702 definition of a life insurance policy. It is not clear whether such a policy would satisfy Section 7702, particularly if the policy owner pays the full amount of premiums permitted under the policy.

If it is subsequently determined that only a lower amount of premiums may be paid for a policy to satisfy Section 7702, then We may take appropriate and reasonable steps to cause the policy to comply with Section 7702. These may include refunding any premiums paid which exceed that lower amount (together with interest or such other earnings on any such premiums as is required by law).

If a policy's face amount changes, then the applicable premium limitation may also change. During the first 15 policy years, there are certain events that may create taxable ordinary income for You if at the time of the event there has been a gain in the policy. These events include:

o     A decrease in the face amount;

o     A partial withdrawal;

o     A change from death benefit option 2 to option 1; or,

o Any change that otherwise reduces benefits under the policy and that results in a cash distribution in order for the policy to continue to comply with Section 7702 relating to premium and policy fund limitations.

Such income inclusion may result with respect to cash distributions made in anticipation of reductions in benefits under the policy.

Code Section 7702A affects the taxation of distributions (other than death benefits) from certain Variable Life insurance policies as follows:

1. If premiums are paid more rapidly than the rate defined by a 7-Pay Test, then the policy will be treated as a "Modified Endowment Contract" ("MEC").

2. Any policy received in exchange for a policy classified as a MEC will be treated as a MEC regardless of whether the policy received in the exchange meets the 7-Pay Test.

3. Loans (including unpaid loan interest), surrenders and withdrawals from a MEC will be considered distributions.

4. Distributions (including loans) from a MEC will be taxed first as a taxable distribution of gain from the policy (to the extent that gain exists), and then as non-taxable recovery of basis.

5. The Code imposes an extra "penalty" tax of 10% on any distribution from a MEC includable in income, unless such distributions are made (a) after You attain age 59 1/2, (b) on account of You becoming disabled, or (c) as substantially equal annuity payments over Your life or life expectancy.

If a policy becomes a MEC, distributions that occur during the policy year will be taxed as distributions from a MEC. In addition, distributions from a policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.

A policy that is not a MEC may be classified as a MEC if it is "materially changed" and fails to meet the 7-Pay Test. Any distributions from such a policy will be taxed as explained above.

Material changes include a requested increase in death benefit or a change from option 1 to option 2. Before making any policy changes, a competent tax advisor should be consulted. A reduction in death benefit during the first seven policy years could also cause a policy to be treated as a MEC.


Any life insurance policies which are treated as MECs and are issued by Midland or any of its affiliates:

o  with the same person designated as the owner;
o  on or after June 21, 1988; and
o  within any single calendar year

will be aggregated and treated as one policy for purposes of determining any tax on distributions.

For policies not classified as MEC, distributions generally will be treated first as a return of Your investment in the policy, and then taxed as ordinary income to the extent that they exceed Your investment in the policy (which generally is the total premiums paid less any distributions that were not taxed).

However, certain distributions which must be made in order to enable the policy to continue to qualify as a life insurance policy for federal income tax purposes if policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax. Loans from or secured by a policy that is not a MEC generally are not treated as distributions. Even if a policy is not a MEC, loans at very low or no net cost may be treated as distributions for federal income tax purposes. Generally, neither distributions from nor loans from or secured by a policy that is not a MEC are subject to the 10% "penalty" tax.

The Code (Section 817(h)) also authorizes the Secretary of the Treasury to set standards, by regulation or otherwise, for the investments of variable life insurance Separate Accounts to be "adequately diversified" in order for the policies to be treated as life insurance policies for federal tax purposes. We believe Separate Account A, through its investments in the funds, will be adequately diversified, although We do not control the funds.


Owners of Variable Life insurance policies may be considered, for Federal income tax purposes, the owners of the assets of the Separate Account used to support their policies. In those circumstances, income and gains from the Separate Account assets are included in the variable policy owner's gross income.

The ownership rights under Premier Variable Universal Life are similar to, but different from those described by the IRS in rulings in which it was determined that policy owners were not owners of Separate Account assets. For example, the owner has additional flexibility in allocating premium payments and policy values. These differences could result in an owner being treated as the owner of a pro rata portion of the assets of Separate Account A. Midland does not know what standards will be set forth in the regulations or rulings which the Treasury Department has stated it expects to issue. Midland therefore reserves the right to modify the policy as necessary to attempt to prevent an owner from being considered the owner of a pro rata share of the assets of Separate Account A or to otherwise qualify Premier Variable Universal Life for favorable tax treatment.

Assuming a policy is a life insurance policy for federal income tax purposes, the policy should receive the same federal income tax treatment as fixed benefit life insurance. As a result, the life insurance proceeds payable under either benefit option should be excludable from the gross income of the beneficiary under Section 101 of the Code, and You should not be deemed to be in constructive receipt of the policy funds under a policy until actual distribution.

Surrenders, withdrawals, and policy changes may have tax consequences. These include a change of owners, an assignment of the policy, a change from one death benefit option to another, and other changes reducing future death benefits. Upon complete surrender or when maturity benefits are paid, if the amount received plus the policy debt is more than Your investment in the policy, then the excess generally will be treated as ordinary income.


The tax consequences of continuing the policy beyond the insured's 100th year are unclear and you should consult a tax advisor if you intend to do that.

To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. However, recipients generally can elect not to have tax withheld from distributions.

We believe that payments received under the Living Needs Rider should be fully excludable from the gross income of the beneficiary if the beneficiary (the recipient) is the insured under the policy (except in certain business contests. You should consult a tax advisor if such an exception should apply.) The tax consequences associated with reducing the death benefit under the policy after We pay an accelerated death benefit under the Living Needs Rider are unclear, however. You should consult a tax advisor about the consequences of adding this rider or requesting payment under this rider.


Federal, state and local estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary.

Interest on policy loans is generally not tax deductible.


A policy may be used in various arrangements, including:

o  nonqualified deferred compensation or salary continuance plans,
o  split dollar insurance plans,
o  executive bonus plans, or
o  retiree medical benefit plans,
o  and others.

The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if You are contemplating the use of a policy in which the value depends in part on its tax consequences, then You should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement.

In recent years, Congress has adopted new rules relating to corporate owned life insurance. Any business contemplating the purchase of a new life insurance policy or a change in an existing policy should consult a tax advisor.

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or other means. It is also possible that any change could be retroactive (that is, effective prior to the date of the change). A tax advisor should be consulted with respect to actual and prospective changes in taxation.

Possible Charge for Midland's Taxes

At the present time, Midland makes no charge to the Separate Account for any federal, state, or local taxes that it incurs which may be attributable to such account or to the policies. Midland reserves the right to make a charge for any such tax or other economic burden resulting from the application of the tax laws.

If such a charge is made, it would be set aside as a provision for taxes which We would keep in the affected division rather than in Our General Account.

Other Tax Considerations

The foregoing discussion is general and is not intended as tax advice. If You are concerned about these tax implications, You should consult a competent tax advisor. This discussion is based on Our understanding of the Internal Revenue Service's current interpretation of the present federal income tax laws. No representation is made as to the likelihood of continuation of these current laws and interpretations, and We do not make any guarantee as to the tax status of the policy. It should be further understood that the foregoing discussion is not complete and that special rules not described in this prospectus may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.


                         PART 3: ADDITIONAL INFORMATION

MIDLAND NATIONAL LIFE INSURANCE COMPANY


We are Midland National Life Insurance Company, a stock life insurance company. Midland was organized, in 1906, in South Dakota, as a mutual life insurance company at that time named "The Dakota Mutual Life Insurance Company". We were reincorporated as a stock life insurance company in 1909. Our name "Midland" was adopted in 1925. We redomesticated to Iowa in 1999. We are licensed to do business in 49 states, the District of Columbia, and Puerto Rico. Our officers and directors are listed beginning on page 81.


Midland is a subsidiary of Sammons Enterprises, Inc., Dallas, Texas. Sammons has controlling or substantial stock interests in a large number of other companies engaged in the areas of insurance, corporate services, and industrial distribution.

YOUR VOTING RIGHTS AS AN OWNER

We invest the assets of Our Separate Account divisions in shares of the funds' portfolios. Midland is the legal owner of the shares and has the right to vote on certain matters. Among other things, We may vote:

o     to elect the funds' Board of Directors,

o     to ratify the selection of independent auditors for the funds, and

o on any other matters described in the funds' current prospectuses or requiring a vote by shareholders under the Investment Company Act of 1940.

Even though We own the shares, We give You the opportunity to tell Us how to vote the number of shares that are allocated to Your policy. We will vote at shareholder meetings according to Your instructions.

The funds will determine how often shareholder meetings are held. As We receive notice of these meetings, We will ask for Your voting instructions. The funds are not required to hold a meeting in any given year.

If We do not receive instructions in time from all policy owners, then We will vote those shares in the same proportion as We vote shares for which We have received instructions in that portfolio. We will also vote any fund shares that We alone are entitled to vote in the same proportions that policy owners vote. If the federal securities laws or regulations or interpretations of them change so that We are permitted to vote shares of the fund in Our own right or to restrict policy owner voting, then We may do so.

You may participate in voting only on matters concerning the fund portfolios in which Your policy fund has been invested. We determine Your voting shares in each division by dividing the amount of Your policy fund allocated to that division by the net asset value of one share of the corresponding fund portfolio. This is determined as of the record date set by the funds' Board for the shareholders meeting. We count fractional shares.

If You have a voting interest, We will send You proxy material and a form for giving Us voting instructions. In certain cases, We may disregard instructions relating to changes in the funds' advisor or the investment policies of its portfolios. We will advise You if We do.

Other insurance companies own shares in the funds to support their variable insurance products. We do not foresee any disadvantage to this. Nevertheless, the funds' Board of Directors will monitor events to identify conflicts that may arise and determine appropriate action. If We disagree with any fund action, then We will see that appropriate action is taken to protect Our policy owners.

OUR REPORTS TO POLICY OWNERS

Shortly after the end of the third, sixth, ninth, and twelfth policy months, We will send You reports that show:

o   the current death benefit for Your policy,
o   Your policy fund,
o   information about investment divisions,
o   the cash surrender value of Your policy,
o   the amount of Your outstanding policy loans,
o   the amount of any interest that You owe on the loan, and
o   information about the current loan interest rate.

The annual report will show any transactions involving Your policy fund that occurred during the year.

Transactions include Your premium allocations, Our deductions, and Your transfers or withdrawals. The annual or other periodic statements provide confirmations of certain regular, periodic items (such as the monthly deduction and premium payments by Civil Service Allotment or automatic checking account deduction). These quarterly and annual statements are sent instead of sending a confirmation of certain transactions. Confirmations will be sent to You for transfers of amounts between investment divisions and certain other policy transactions.

Our report also contains information that is required by the insurance supervisory official in the jurisdiction in which this insurance policy is delivered.

We will send You semi-annual reports with financial information on the funds, including a list of the investments held by each portfolio.

DIVIDENDS
We do not pay any dividends on the policy described in this prospectus.

MIDLAND'S SALES AND OTHER AGREEMENTS

The policy will be sold by individuals who, in addition to being licensed as life insurance agents for Midland National Life, are registered representatives of Sammons Securities Company, LLC or broker-dealers who have entered into written sales agreements with Sammons Securities Company, LLC. Sammons Securities Company, LLC, the principal underwriter of the policies, is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.(NASD). The mailing address for Sammons Securities Company, LLC is

                                 4261 Park Road
                               Ann Arbor, MI 48103

Sammons Securities Company is an indirect wholly owned subsidiary of Sammons Enterprises, Inc., of Dallas , Texas, the ultimate parent company of Midland National Life.

During the first policy year, We will pay agents a commission of up to 60% of premiums paid. For subsequent years, the commission allowance may equal an amount up to 2.0% of premiums paid. After the 15th policy year, We pay no commission for premium payments. Certain persistency and production bonuses may be paid.

We may sell Our policies through broker-dealers registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 that enter into selling agreements with Us. The commission for broker-dealers will be no more than that described above.


To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the policies. These services may include the recruitment and training or personnel, production of promotional literature and similar services. We intend to recoup commissions and other sales expenses, primarily, but not exclusively through:

o     the premium load;

o     the surrender charge;

o     the mortality and expense charge;

o     the cost of insurance charge;

o     revenues, if any, received from the funds or their managers; and

o     investment earnings on amounts allocated under policies to the General
      Account.

Commissions paid on the policies, including other incentives or payments, are not charged to the policy owners or the Separate Account.

Pending regulatory approvals, We intend to distribute the policies in all states, except New York, and in certain possessions and territories.

REGULATION

We are regulated and supervised by the Iowa Insurance Department. We are subject to the insurance laws and regulations in every jurisdiction where We sell policies. This policy has been filed with and approved by insurance officials in those states. The provisions of this policy may vary somewhat from jurisdiction to jurisdiction.

We submit annual reports on Our operations and finances to insurance officials in all the jurisdictions where We sell policies. The officials are responsible for reviewing Our reports to be sure that We are financially sound and are complying with the applicable laws and regulations.

We are also subject to various federal securities laws and regulations.

DISCOUNT FOR EMPLOYEES OF SAMMONS ENTERPRISES, INC.

Employees of Sammons Enterprises, Inc. may receive a discount of up to 25% of first year premiums. Midland is a subsidiary of Sammons Enterprises, Inc., and additional premium payments contributed solely by Midland National Life will be paid into the employee's policy during the first year. All other policy provisions will apply.

LEGAL MATTERS

The law firm of Sutherland Asbill & Brennan LLP, Washington, DC, has provided certain legal advice relating to the federal securities laws.

We are not currently involved in any material legal proceedings.

FINANCIAL MATTERS

The financial statements of Midland National Life Separate Account A and Midland National Life Insurance Company, included in this prospectus and the registration statement, have been audited by PricewaterhouseCoopers LLP, independent auditors, for the periods indicated in their report which appears in this prospectus and in the registration statement. The address for PricewaterhouseCoopers LLP is IBM Park Building, Suite 1300, 650 Third Avenue South, Minneapolis, Minnesota 55402-4333. The financial statements have been included in reliance upon reports given upon the authority of the firm as experts in accounting and auditing.

ADDITIONAL INFORMATION

We have filed a Registration Statement relating to the Separate Account and the Variable Life insurance policy described in this prospectus with the Securities and Exchange Commission. The Registration Statement, which is required by the Securities Act of 1933, includes additional information that is not required in this prospectus under the rules and regulations of the SEC. If You would like additional information, then You may obtain it from the SEC's main office in Washington, DC. You will have to pay a fee for the material.

                              Management of Midland

                  Here is a list of Our directors and officers.

                                    Directors

Name and
Business Address                   Position with Midland           Principal Occupation During Past Five Years
John J. Craig, II                  President and Chief Operating   President (January 2002 to present) Executive Vice President
Midland National Life              Officer                         (January 1998 to January 2002), Midland National Life
One Midland Plaza                                                  Insurance Company; Senior Vice President and Chief Financial
Sioux Falls, SD 57193-0001                                         Officer (October 1993 to 1998), Midland National Life
                                                                   Insurance Company; Treasurer (January 1996 to present),
                                                                   Briggs ITD Corp.; Treasurer (March 1996 to present

Steven C. Palmitier                Senior Vice President and       Senior Vice President and Chief Marketing Officer (March 1997
Midland National Life              Chief Marketing Officer         to present), Senior Vice President-Sales (August 1996 to
One Midland Plaza                                                  February 1997), Midland National Life Insurance Company;
Sioux Falls, SD 57193-0001                                         Senior Vice President-Sales (prior thereto), Penn Mutual Life
                                                                   Insurance

Stephen P. Horvat, Jr.             Senior Vice President           Senior Vice President (January 1997 to present), Midland
Midland National Life One                                          National Life Insurance Company;  Shareholder (June 1996 to
Midland Plaza      Sioux Falls,                                    December 1997), Sorling Law Firm; Senior Vice President,
SD 57193-0001                                                      General Counsel & Secretary (prior thereto), Franklin Life
                                                                   Insurance Company

Donald J. Iverson   Midland        Senior Vice President and       Senior Vice President and Corporate Actuary (November 1999 to
National Life One Midland Plaza    Corporate Actuary               Present); Vice President - Chief Actuary (prior thereto),
Sioux Falls, SD 57193-0001                                         ALLIED Life Insurance Company.

Robert W. Korba                    Board of Directors Member       President and Director (since 1988), Sammons Enterprises,
Sammons Enterprises,                                               Inc.; Vice President (August 1998 to present), Midland
Inc.                                                               National Life Insurance Company
300 Crescent CT
Dallas, TX 75201

                                     Executive Officers (other than Directors)

   Unless otherwise indicated, the addresses for the following are One Midland Plaza, Sioux Falls, SD 57193-0001
Name and
Business Address                   Position with Midland           Principal Occupation During Past Five Years
Jon P. Newsome                     Executive Vice President -      Executive Vice President - Annuity Division (April 1999 To
Midland National Life - Annuity    Annuity Division                Present); Executive Vice President (September 1996 to
Division                                                           February 1999), Conseco Marketing, LLC; Chairman & CEO
4601 Westown Parkway                                               (November 1995 to September 1996), American Life & Casualty
Suite 300                                                          Ins. Co.
West Des Moines, IA  50266

Thomas M. Meyer Midland National   Senior Vice President and       Senior Vice President and Chief Financial Officer (January
Life                               Chief Financial Officer         2000 to Present), Vice President and Chief Financial Officer
                                                                   (January 1998 to December 1999), Second Vice President and
                                                                   Controller (1995 to 1998), Midland National Life Insurance
                                                                   Company

Gary J. Gaspar                     Senior Vice President & Chief   Senior Vice President & Chief Information Officer (August
North American                     Information Officer             1998 to present), Midland National Life Insurance Company;
Company for Life &                                                 Senior Vice President Information Systems Officer (1985 to
Health Insurance                                                   present); North American Company for Life & Health Insurance
222 South Riverside Plaza
Chicago, IL 60606-5929

Jack L. Briggs                     Vice President, Secretary,      Vice President, Secretary and General Counsel (since 1978),
Midland National Life              and General Counsel             Midland National Life Insurance Company

Gary W. Helder                     Vice President- Policy          Vice President-Policy Administration (since 1991), Midland
Midland National Life              Administration                  National Life Insurance Company

Robert W. Buchanan                 Vice President- New Business    Vice President-Marketing Services (March 1996 to present),
Midland National Life              & Underwriting                  Second Vice President-Sales Development  (prior thereto),
                                                                   Midland National Life Insurance Company

Timothy A. Reuer Midland           Vice President - Product        Vice President - Product Development (January 2000 To
National Life                      Development                     Present); Actuary - Product Development (March 1996 to
                                                                   December 1999); Associate Actuary (March 1992 to February
                                                                   1996) Midland National Life Insurance Company

Esfandyar Dinshaw  Midland
National Life - Annuity Division   Vice President - Annuity        Vice President - Annuity Division (April 1999 to Present);
4601 Westown Parkway               Division                        Vice President - Actuarial (September 1996 to April 1999),
Suite 300                                                          Conseco; Vice President - Actuarial (January 1991 to August
West Des Moines, IA   50266                                        1996), American Life & Casualty Ins. Co.

Meg Taylor                         Vice President and Chief
North American Company for Life    Compliance Officer              Vice President (September 2001 to present) and Chief
and Health Insurance                                               Compliance Officer (2000 - present) North American Companies
222 South Riverside Plaza                                          and Midland National Life ; Assistant Vice President -
Chicago, IL  60606                                                 Compliance (1998 - 2000) North American Companies and Midland

                                                                   National Life; Director, Product and Market Services
                                                                   (1997-1998) Transamerica Reinsurance; Assistant Vice
                                                                   President (1987-1997) John Alden Life Insurance Company

                                   Definitions

Accumulation Unit means the units credited to each investment division in the Separate Account.

Age means the age of the insured person on his/her last birthday preceding the policy date.

Attained Age means the age of the insured person on his/her birthday preceding a policy anniversary date.

Beneficiary means the person or persons to whom the policy's death benefit is paid when the insured dies.

Business Day means any day the New York Stock Exchange is open.

Cash Surrender Value means the policy fund on the date of surrender, less any surrender charge.

Death Benefit means the amount payable under Your policy when the insured dies.

Evidence of Insurability means evidence, satisfactory to Us, that the insured is insurable and meets Our underwriting standards.

Executive Office means where You write to Us to pay premiums or take other action, such as transfers between investment divisions, changes in Specified Amount, or other such action regarding Your policy. The address is:

                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls, SD 57193

Funds mean the investment companies, more commonly called mutual funds, available for investment by Separate Account A on the policy date or as later changed by Us.

In Force means the insured's life remains insured under the terms of the policy.

Investment Division means a division of Separate Account A which invests exclusively in the shares of a specified Portfolio of the Fund.

Modified Endowment Contract (MEC) is a policy where premiums are paid more rapidly than the rate defined by a 7-Pay Test.

Monthly Anniversary means the day of each month that has the same numerical date as the policy date.

Net Cash Surrender Value means the cash surrender value less any outstanding policy debt.

Net Premium means the premium paid less a deduction for the premium load and less any per premium expenses.

No Lapse Guarantee Period means the amount of time this policy is guaranteed to remain in force if the sum of the premiums paid, less any policy debt and withdrawals, is equal to or greater than the no lapse guarantee premium requirement.

Policy Anniversary means the same month and day of the policy date in each year following the policy date.

Policy Date means the date insurance coverage is effective and from which policy anniversaries and policy years are determined.

Policy Debt means the total loan on the policy on that date plus the interest has accrued but has not been paid as of that date.

Policy Fund means the sum of monies in Our Separate Account A attributable to Your in force policy plus any monies in Our General Account for Your policy.

Policy Month means a month that starts on a monthly anniversary and ends on the following monthly anniversary.

Policy Year means a year that starts on the policy date or on each anniversary thereafter.

Record Date means the date the policy is recorded on Our books as an in force policy.

Separate Account means Our Separate Account A which receives and invests Your net premiums under the policy.

Surrender Charge means a charge made only upon surrender of the policy. It includes a charge for sales related expenses made only upon surrender of the policy.

                                   Performance

Performance information for the investment divisions may appear in reports and advertising to current and prospective owners. We base the performance information on the investment experience of the investment division and the funds. The information does not indicate or represent future performance.

Total return quotations reflect changes in funds' share prices, the automatic reinvestment by the Separate Account of all distributions and the deduction of the mortality and expense risk charge. The quotations will not reflect deductions from premiums (the sales charge, premium tax charge, and any per premium expense charge), the monthly deduction from the policy fund (the expense charge, the cost of insurance charge, and any charges for additional benefits), the surrender charge, or other transaction charges. Therefore, these returns do not show how actual investment performance will affect policy benefits.

A cumulative total return reflects performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period. Average annual total returns tend to smooth out variations in an investment division's returns and are not the same as actual year-by-year results.

Midland may advertise performance figures for the investment divisions based on the performance of a portfolio before the Separate Account commenced operations.

Midland may provide individual hypothetical illustrations of policy fund, cash surrender value, and death benefits based on the funds' historical investment returns. These illustrations will reflect the deduction of expenses in the funds and the deduction of policy charges, including the mortality and expense risk charge, the deductions from premiums, the monthly deduction from the policy fund and the surrender charge. The illustrations do not indicate what policy benefits will be in the future.

                              Financial Statements

The financial statements of Midland National Life Insurance Company included in this prospectus should be distinguished from the financial statements of the Midland National Life Separate Account A and should be considered only as bearing upon the ability of Midland to meet its obligations under the Policies. They should not be considered as bearing upon the investment performance of the assets held in the Separate Account.

Midland National Life
Insurance Company
Separate Account A

Report on Audited Financial Statements at and for the Years Ended December 31, 2001,
2000 and 1999


Midland National Life Insurance Company
Separate Account A
Index to Report on Audited Financial Statements


                                                               Page(s)

Report of Independent Accountants                                 1

Statement of Assets                                              2-3

Statements of Operations and Changes in Net Assets              4-12

Notes to Financial Statements                                   13-22

                        Report of Independent Accountants

The Board of Directors and Stockholder
Midland National Life Insurance Company:

In our opinion, the accompanying statement of assets and the related statements of operations and changes in net assets present fairly, in all material respects, the financial position of Midland National Life Insurance Company Separate Account A (comprising, respectively, the portfolios of the Variable Insurance Products Fund, the Variable Insurance Products Fund II, the Variable Insurance Products Fund III, the American Century Variable Portfolios, Inc., the Massachusetts Financial Services, the Lord, Abbett & Company, and Fred Alger Management, Inc.) at December 31, 2001, and the related statements of operations and changes in net assets for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Midland National Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned at December 31, 2001, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

March 8, 2002

Midland National Life Insurance Company
Separate Account A
Statement of Assets

At December 31, 2001

                                                                                      Value
                                                                                       Per
                       STATEMENT OF ASSETS                             Shares         Share

Investments at net asset value:
    Variable Insurance Products Fund:
      Money Market Portfolio (cost $6,055,922)                          6,055,922      $ 1.00        $   6,055,922
      High Income Portfolio (cost $3,478,844)                             397,775        6.41            2,549,739
      Equity-Income Portfolio (cost $22,869,552)                          958,600       22.75           21,808,160
      Growth Portfolio (cost $56,138,084)                               1,333,232       33.61           44,809,920
      Overseas Portfolio (cost $7,805,707)                                405,545       13.88            5,628,966
      Midcap Portfolio (cost $1,993,085)                                  105,563       19.60            2,069,043

    Variable Insurance Products Fund II:
      Asset Manager Portfolio (cost $7,964,438)                           494,364       14.51            7,173,216
      Investment Grade Bond Portfolio (cost $2,385,600)                   189,329       12.92            2,446,133
      Index 500 Portfolio (cost $33,577,524)                              225,314      130.07           29,306,628
      Contrafund Portfolio (cost $28,271,328)                           1,218,138       20.13           24,521,124
      Asset Manager Growth: Portfolio (cost $5,453,316)                   366,256       12.56            4,600,171

    Variable Insurance Products Fund III:
      Balanced Portfolio (cost $2,000,778)                                139,413       13.72            1,912,742
      Growth & Income Portfolio (cost $6,120,782)                         419,943       13.19            5,539,047
      Growth Opportunities Portfolio (cost $8,448,455)                    459,470       15.13            6,951,789

    American Century Variable Portfolios, Inc.:
      Balanced Portfolio (cost $943,864)                                  134,899        6.59              888,981
      Capital Appreciation Portfolio (cost $3,380,685)                    348,894        7.50            2,616,705
      International Portfolio (cost $7,625,926)                           826,933        6.59            5,449,486
      Value Portfolio (cost $2,826,179)                                   434,674        7.44            3,233,975
      Income & Growth Portfolio (cost $1,559,734)                         220,857        6.46            1,426,734

    Massachusetts Financial Services:
      VIT Emerging Growth Series Portfolio (cost $10,562,797)             451,818       17.98            8,123,686
      VIT Investors Trust Series Portfolio (cost $1,234,989)               63,630       17.13            1,089,989
      VIT New Discovery Series Portfolio (cost $4,278,103)                272,934       15.27            4,167,704
      VIT Research Series Portfolio (cost $3,651,737)                     204,883       14.32            2,933,918

    Lord, Abbett & Company:
      VC Growth & Income Portfolio (cost $3,138,779)                      134,808       23.11            3,115,424
      VC Mid-Cap Value Portfolio (cost $3,373,217)                        231,197       15.45            3,571,997
      VC International Portfolio (cost $205,291)                           29,720        6.26              186,047

    Fred Alger Management Inc.:
      Growth Portfolio (cost $861,285)                                     22,231       36.77              817,449
      MidCap Growth Portfolio (cost $1,491,893)                            74,229       17.67            1,311,633
      Leveraged AllCap Portfolio (cost $1,945,463)                         61,356       31.55            1,935,789
      Small Capitalization Portfolio (cost $273,271)                       16,335       16.55              270,350
                                                                                                -------------------

      Total investments (cost $239,916,628)                                                         $  206,512,467
                                                                                                -------------------


The accompanying notes are an integral part of the financial statements.

Midland National Life Insurance Company
Separate Account A
Statement of Assets

At December 31, 2001

                                                                                       Value
                                                                                        Per
                        STATEMENT OF ASSETS                             Units          Unit

Net assets represented by:
    Variable Insurance Products Fund:
      Money Market Portfolio                                              473,267      $ 12.80        $   6,055,922
      High Income Portfolio                                               221,299        11.52            2,549,739
      Equity-Income Portfolio                                           1,075,529        20.28           21,808,160
      Growth Portfolio                                                  2,023,189        22.15           44,809,920
      Overseas Portfolio                                                  411,664        13.67            5,628,966
      Midcap Portfolio                                                    214,930         9.63            2,069,043

    Variable Insurance Products Fund II:
      Asset Manager Portfolio                                             352,556        20.35            7,173,216
      Investment Grade Bond Portfolio                                     159,189        15.37            2,446,133
      Index 500 Portfolio                                               1,951,738        15.02           29,306,628
      Contrafund Portfolio                                              1,568,048        15.64           24,521,124
      Asset Manager: Growth Portfolio                                     346,215        13.29            4,600,171

    Variable Insurance Products Fund III:
      Balanced Portfolio                                                  154,149        12.41            1,912,742
      Growth & Income Portfolio                                           392,820        14.10            5,539,047
      Growth Opportunities Portfolio                                      667,236        10.42            6,951,789

    American Century Variable Portfolios, Inc.:
      Balanced Portfolio                                                   69,364        12.82              888,981
      Capital Appreciation Portfolio                                      210,366        12.44            2,616,705
      International Portfolio                                             483,680        11.27            5,449,486
      Value Portfolio                                                     206,111        15.69            3,233,975
      Income & Growth Portfolio                                           130,094        10.97            1,426,734

    Massachusetts Financial Services:
      VIT Emerging Growth Series Portfolio                                736,262        11.03            8,123,686
      VIT Investors Trust Series Portfolio                                108,310        10.06            1,089,989
      VIT New Discovery Series Portfolio                                  209,828        19.86            4,167,704
      VIT Research Series Portfolio                                       280,754        10.45            2,933,918

    Lord, Abbett & Company:
      VC Growth & Income Portfolio                                        223,756        13.92            3,115,424
      VC Mid-Cap Value Portfolio                                          214,826        16.63            3,571,997
      VC International Portfolio                                           28,194         6.60              186,047

    Fred Alger Management, Inc.:
      Growth Portfolio                                                    114,955         7.11              817,449
      MidCap Growth Portfolio                                             162,453         8.07            1,311,633
      Leveraged AllCap Portfolio                                          307,177         6.30            1,935,789
      Small Capitalization Portfolio                                       47,786         5.66              270,350
                                                                                                  ------------------

      Net assets                                                                                     $  206,512,467
                                                                                                  ------------------

The accompanying notes are an integral part of the financial statements.

Midland National Life Insurance Company
Separate Account A
Statements of Operations and Changes in Net Assets

For the years ended December 31, 2001, 2000 and 1999

                                                                                      Combined

                                                               ----------------------------------------------------


                                                                    2001               2000              1999

Investment income:
    Dividend income                                               $  2,445,488      $  2,272,124      $  1,485,972
    Capital gains distributions                                      8,582,850        11,592,444         5,126,967
                                                               ----------------   ---------------   ---------------

                                                                    11,028,338        13,864,568         6,612,939

    Expenses:
      Administrative expense                                           123,516           151,862           139,610
      Mortality and expense risk                                     1,714,528         1,628,558         1,124,796
                                                               ----------------   ---------------   ---------------

      Net investment income                                          9,190,294        12,084,148         5,348,533

Realized and unrealized (losses) gains on investments:

    Net realized gains on investments                              (12,868,140)        7,009,565         6,968,775
    Net unrealized (depreciation) appreciation on
        investments                                                (24,772,054)      (36,589,184)       13,329,487
                                                               ----------------   ---------------   ---------------

      Net realized and unrealized (losses) gains on
           investments                                             (37,640,194)      (29,579,619)       20,298,262
                                                               ----------------   ---------------   ---------------

      Net (decrease) increase in net assets resulting
           from operations                                       $ (28,449,900)    $ (17,495,471)     $ 25,646,795
                                                               ----------------   ---------------   ---------------

Net assets at beginning of year                                   $191,426,037      $160,965,073      $ 98,414,651

Net (decrease) increase in net assets resulting from
      operations                                                   (28,449,900)      (17,495,471)       25,646,795

Capital shares transactions:
    Net premiums                                                    72,551,640        72,289,446        55,894,834
    Transfers of policy loans                                       (2,946,478)       (3,554,117)       (3,027,080)
    Transfers of cost of insurance                                 (18,345,737)      (14,761,408)      (10,455,885)
    Transfers of surrenders                                         (6,703,979)       (6,184,827)       (5,196,901)
    Transfers of death benefits                                       (379,984)         (225,695)         (136,802)
    Transfers of other terminations                                   (517,953)         (547,700)         (322,175)
    Interfund and net transfers to general account                    (121,179)          940,736           147,636
                                                               ----------------   ---------------   ---------------

      Net increase (decrease) in net assets from capital
           share transactions                                       43,536,330        47,956,435        36,903,627
                                                               ----------------   ---------------   ---------------

Total increase (decrease) in net assets                             15,086,430        30,460,964        62,550,422
                                                               ----------------   ---------------   ---------------

Net assets at end of year                                         $206,512,467      $191,426,037      $160,965,073
                                                               ----------------   ---------------   ---------------


Midland National Life Insurance Company
Separate Account A
Statements of Operations and Changes in Net Assets

For the years ended December 31, 2001, 2000 and 1999

                                                                         Variable Insurance Products Fund

                                                               ----------------------------------------------------
                                                                               Money Market Portfolio
                                                               ----------------------------------------------------
                                                                    2001              2000              1999

Investment income:
    Dividend income                                               $   177,111        $   198,571       $   184,312
    Capital gains distributions
                                                               ---------------   ----------------  ----------------

                                                                      177,111            198,571           184,312

    Expenses:
      Administrative expense                                            2,013              1,980             2,956
      Mortality and expense risk                                       40,708             29,107            32,625
                                                               ---------------   ----------------  ----------------

      Net investment income                                           134,390            167,484           148,731

Realized and unrealized (losses) gains on investments:

    Net realized gains on investments
    Net unrealized (depreciation) appreciation on
        investments
                                                               ---------------   ----------------  ----------------

      Net realized and unrealized (losses) gains on
           investments
                                                               ---------------   ----------------  ----------------

      Net (decrease) increase in net assets resulting
           from operations                                        $   134,390        $   167,484       $   148,731
                                                               ---------------   ----------------  ----------------

Net assets at beginning of year                                  $  2,994,767       $  4,656,942      $  2,731,098

Net (decrease) increase in net assets resulting from
      operations                                                      134,390            167,484           148,731

Capital shares transactions:
    Net premiums                                                    5,644,189          5,381,751         3,387,118
    Transfers of policy loans                                          (5,092)            15,327          (137,095)
    Transfers of cost of insurance                                   (302,491)          (279,106)         (198,599)
    Transfers of surrenders                                          (380,032)           (63,468)         (913,421)
    Transfers of death benefits                                          (627)                                 (62)
    Transfers of other terminations                                   (10,451)           (45,680)           (2,870)
    Interfund and net transfers to general account                 (2,018,731)        (6,838,483)         (357,958)
                                                               ---------------   ----------------  ----------------

      Net increase (decrease) in net assets from capital
           share transactions                                       2,926,765         (1,829,659)        1,777,113
                                                               ---------------   ----------------  ----------------

Total increase (decrease) in net assets                             3,061,155         (1,662,175)        1,925,844
                                                               ---------------   ----------------  ----------------

Net assets at end of year                                        $  6,055,922       $  2,994,767      $  4,656,942
                                                               ---------------   ----------------  ----------------


Midland National Life Insurance Company
Separate Account A
Statements of Operations and Changes in Net Assets

For the years ended December 31, 2001, 2000 and 1999

                                                                      Variable Insurance Products Fund

                                                                 ----------------------------------------------------
                                                                                  High Income Portfolio
                                                                 ----------------------------------------------------
                                                                      2001              2000              1999

Investment income:
    Dividend income                                                  $   337,855       $   240,215       $   297,898
    Capital gains distributions                                                                               11,138
                                                                 ----------------  ----------------  ----------------

                                                                         337,855           240,215           309,036

    Expenses:
      Administrative expense                                               3,157             4,091             4,861
      Mortality and expense risk                                          24,184            29,955            31,332
                                                                 ----------------  ----------------  ----------------

      Net investment income                                              310,514           206,169           272,843

Realized and unrealized (losses) gains on investments:

    Net realized gains on investments                                   (626,476)         (274,899)         (168,077)
    Net unrealized (depreciation) appreciation on
        investments                                                      (49,840)         (767,286)          120,076
                                                                 ----------------  ----------------  ----------------

      Net realized and unrealized (losses) gains on
           investments                                                  (676,316)       (1,042,185)          (48,001)
                                                                 ----------------  ----------------  ----------------

      Net (decrease) increase in net assets resulting
           from operations                                           $  (365,802)      $  (836,016)      $   224,842
                                                                 ----------------  ----------------  ----------------

Net assets at beginning of year                                     $  2,769,834      $  3,555,219      $  3,163,974

Net (decrease) increase in net assets resulting from
      operations                                                        (365,802)         (836,016)          224,842

Capital shares transactions:
    Net premiums                                                         747,864           988,497         1,057,899
    Transfers of policy loans                                            (52,756)          (82,316)          (71,479)
    Transfers of cost of insurance                                      (318,770)         (331,196)         (301,939)
    Transfers of surrenders                                              (71,186)         (134,088)         (377,937)
    Transfers of death benefits                                           (5,617)           (1,509)           (2,669)
    Transfers of other terminations                                       (5,500)           (5,117)           (3,359)
    Interfund and net transfers to general account                      (148,328)         (383,640)         (134,113)
                                                                 ----------------  ----------------  ----------------

      Net increase (decrease) in net assets from capital
           share transactions                                            145,707            50,631           166,403
                                                                 ----------------  ----------------  ----------------

Total increase (decrease) in net assets                                 (220,095)         (785,385)          391,245
                                                                 ----------------  ----------------  ----------------

Net assets at end of year                                           $  2,549,739      $  2,769,834      $  3,555,219
                                                                 ----------------  ----------------  ----------------


Midland National Life Insurance Company
Separate Account A
Statements of Operations and Changes in Net Assets

For the years ended December 31, 2001, 2000 and 1999

                                                                         Variable Insurance Products Fund

                                                               ----------------------------------------------------
                                                                              Equity-Income Portfolio
                                                               ----------------------------------------------------
                                                                    2001               2000              1999

Investment income:
    Dividend income                                                $   348,004       $   323,300       $   241,870
    Capital gains distributions                                        977,725         1,218,012           534,659
                                                               ----------------   ---------------   ---------------

                                                                     1,325,729         1,541,312           776,529

    Expenses:
      Administrative expense                                            21,256            21,504            23,087
      Mortality and expense risk                                       189,600           174,011           163,697
                                                               ----------------   ---------------   ---------------

      Net investment income                                          1,114,873         1,345,797           589,745

Realized and unrealized (losses) gains on investments:

    Net realized gains on investments                                 (228,350)          421,865           702,551
    Net unrealized (depreciation) appreciation on
        investments                                                 (2,156,617)         (320,254)         (438,403)
                                                               ----------------   ---------------   ---------------

      Net realized and unrealized (losses) gains on
           investments                                              (2,384,967)          101,611           264,148
                                                               ----------------   ---------------   ---------------

      Net (decrease) increase in net assets resulting
           from operations                                        $ (1,270,094)     $  1,447,408       $   853,893
                                                               ----------------   ---------------   ---------------

Net assets at beginning of year                                   $ 21,063,063      $ 19,166,789      $ 15,731,177

Net (decrease) increase in net assets resulting from
      operations                                                    (1,270,094)        1,447,408           853,893

Capital shares transactions:
    Net premiums                                                     4,401,416         4,542,173         5,797,797
    Transfers of policy loans                                         (360,380)         (455,629)         (438,545)
    Transfers of cost of insurance                                  (1,642,000)       (1,572,315)       (1,512,678)
    Transfers of surrenders                                           (764,887)         (757,803)         (585,741)
    Transfers of death benefits                                        (21,566)          (21,788)          (17,919)
    Transfers of other terminations                                    (61,676)          (69,290)          (82,773)
    Interfund and net transfers to general account                     464,284        (1,216,482)         (578,422)
                                                               ----------------   ---------------   ---------------

      Net increase (decrease) in net assets from capital
           share transactions                                        2,015,191           448,866         2,581,719
                                                               ----------------   ---------------   ---------------

Total increase (decrease) in net assets                                745,097         1,896,274         3,435,612
                                                               ----------------   ---------------   ---------------

Net assets at end of year                                         $ 21,808,160      $ 21,063,063      $ 19,166,789
                                                               ----------------   ---------------   ---------------


Midland National Life Insurance Company
Separate Account A
Statements of Operations and Changes in Net Assets

For the years ended December 31, 2001, 2000 and 1999

                                                                         Variable Insurance Products Fund

                                                                 ----------------------------------------------------
                                                                                   Growth Portfolio
                                                                 ----------------------------------------------------
                                                                      2001              2000              1999

Investment income:
    Dividend income                                                  $   34,283         $   51,524        $   51,552
    Capital gains distributions                                       3,222,586          5,126,652         3,241,329
                                                                 ---------------   ----------------  ----------------

                                                                      3,256,869          5,178,176         3,292,881

    Expenses:
      Administrative expense                                             44,411             61,820            51,850
      Mortality and expense risk                                        399,807            461,859           314,847
                                                                 ---------------   ----------------  ----------------

      Net investment income                                           2,812,651          4,654,497         2,926,184

Realized and unrealized (losses) gains on investments:

    Net realized gains on investments                                (2,294,585)         3,085,197         2,439,437
    Net unrealized (depreciation) appreciation on
        investments                                                  (9,917,497)       (14,377,536)        6,119,672
                                                                 ---------------   ----------------  ----------------

      Net realized and unrealized (losses) gains on
           investments                                              (12,212,082)       (11,292,339)        8,559,109
                                                                 ---------------   ----------------  ----------------

      Net (decrease) increase in net assets resulting
           from operations                                         $ (9,399,431)      $ (6,637,842)     $ 11,485,293
                                                                 ---------------   ----------------  ----------------

Net assets at beginning of year                                    $ 48,923,881       $ 46,051,700      $ 28,503,893

Net (decrease) increase in net assets resulting from
      operations                                                     (9,399,431)        (6,637,842)       11,485,293

Capital shares transactions:
    Net premiums                                                     12,154,741         13,996,420        10,176,313
    Transfers of policy loans                                          (732,846)        (1,232,062)         (889,497)
    Transfers of cost of insurance                                   (3,737,903)        (3,118,570)       (2,167,948)
    Transfers of surrenders                                          (1,888,366)        (1,937,208)       (1,471,759)
    Transfers of death benefits                                         (75,188)           (59,173)          (35,465)
    Transfers of other terminations                                    (124,414)          (168,055)          (87,911)
    Interfund and net transfers to general account                     (310,554)         2,028,671           538,781
                                                                 ---------------   ----------------  ----------------

      Net increase (decrease) in net assets from capital
           share transactions                                         5,285,470          9,510,023         6,062,514
                                                                 ---------------   ----------------  ----------------

Total increase (decrease) in net assets                              (4,113,961)         2,872,181        17,547,807
                                                                 ---------------   ----------------  ----------------

Net assets at end of year                                          $ 44,809,920       $ 48,923,881      $ 46,051,700
                                                                 ---------------   ----------------  ----------------


Midland National Life Insurance Company
Separate Account A
Statements of Operations and Changes in Net Assets

For the years ended December 31, 2001, 2000 and 1999

                                                                       Variable Insurance Products Fund

                                                                ----------------------------------------------------
                                                                                  Overseas Portfolio
                                                                ----------------------------------------------------
                                                                     2001              2000              1999

Investment income:
    Dividend income                                                 $   316,064       $   100,569        $   75,635
    Capital gains distributions                                         499,586           633,310           121,991
                                                                ----------------  ----------------  ----------------

                                                                        815,650           733,879           197,626

    Expenses:
      Administrative expense                                              6,800             9,759             8,600
      Mortality and expense risk                                         54,031            66,091            50,231
                                                                ----------------  ----------------  ----------------

      Net investment income                                             754,819           658,029           138,795

Realized and unrealized (losses) gains on investments:

    Net realized gains on investments                                  (627,933)          309,555           200,191
    Net unrealized (depreciation) appreciation on
        investments                                                  (1,635,504)       (2,579,186)        1,772,376
                                                                ----------------  ----------------  ----------------

      Net realized and unrealized (losses) gains on
           investments                                               (2,263,437)       (2,269,631)        1,972,567
                                                                ----------------  ----------------  ----------------

      Net (decrease) increase in net assets resulting
           from operations                                         $ (1,508,618)     $ (1,611,602)     $  2,111,362
                                                                ----------------  ----------------  ----------------

Net assets at beginning of year                                    $  6,824,791      $  7,360,544      $  4,895,040

Net (decrease) increase in net assets resulting from
      operations                                                     (1,508,618)       (1,611,602)        2,111,362

Capital shares transactions:
    Net premiums                                                      1,540,973         1,847,125         1,397,618
    Transfers of policy loans                                          (117,020)         (166,864)         (169,168)
    Transfers of cost of insurance                                     (546,316)         (501,282)         (378,999)
    Transfers of surrenders                                            (291,167)         (294,620)         (189,968)
    Transfers of death benefits                                          (6,759)          (11,140)           (7,260)
    Transfers of other terminations                                     (35,945)          (20,699)           (9,915)
    Interfund and net transfers to general account                     (230,973)          223,329          (288,166)
                                                                ----------------  ----------------  ----------------

      Net increase (decrease) in net assets from capital
           share transactions                                           312,793         1,075,849           354,142
                                                                ----------------  ----------------  ----------------

Total increase (decrease) in net assets                              (1,195,825)         (535,753)        2,465,504
                                                                ----------------  ----------------  ----------------

Net assets at end of year                                          $  5,628,966      $  6,824,791      $  7,360,544
                                                                ----------------  ----------------  ----------------


Midland National Life Insurance Company
Separate Account A
Statements of Operations and Changes in Net Assets

For the years ended December 31, 2001, 2000 and 1999

                                                                                  Variable Insurance Products Fund

                                                                                 ----------------------------------
                                                                                          Midcap Portfolio
                                                                                 ----------------------------------
                                                                                      2001              2000

Investment income:
    Dividend income                                                              $                      $    2,096
    Capital gains distributions
                                                                                 ----------------  ----------------

                                                                                                             2,096

    Expenses:
      Administrative expense                                                                  70
      Mortality and expense risk                                                          11,874               600
                                                                                 ----------------  ----------------

      Net investment income                                                              (11,944)            1,496

Realized and unrealized (losses) gains on investments:

    Net realized gains on investments                                                    (21,747)             (276)
    Net unrealized (depreciation) appreciation on
        investments                                                                       55,151            20,806
                                                                                 ----------------  ----------------

      Net realized and unrealized (losses) gains on
           investments                                                                    33,404            20,530
                                                                                 ----------------  ----------------

      Net (decrease) increase in net assets resulting
           from operations                                                            $   21,460        $   22,026
                                                                                 ----------------  ----------------

Net assets at beginning of year                                                      $   762,013   $

Net (decrease) increase in net assets resulting from
      operations                                                                          21,460            22,026

Capital shares transactions:
    Net premiums                                                                       1,208,433           168,799
    Transfers of policy loans                                                            (52,554)              301
    Transfers of cost of insurance                                                      (117,072)           (3,578)
    Transfers of surrenders                                                              (44,672)
    Transfers of death benefits
    Transfers of other terminations                                                       (5,248)
    Interfund and net transfers to general account                                       296,683           574,465
                                                                                 ----------------  ----------------

      Net increase (decrease) in net assets from capital
           share transactions                                                          1,285,570           739,987
                                                                                 ----------------  ----------------

Total increase (decrease) in net assets                                                1,307,030           762,013
                                                                                 ----------------  ----------------

Net assets at end of year                                                           $  2,069,043       $   762,013
                                                                                 ----------------  ----------------



Midland National Life Insurance Company
Separate Account A
Statements of Operations and Changes in Net Assets

For the years ended December 31, 2001, 2000 and 1999



                                                                                      Variable Insurance Products Fund II

                                                                              ----------------------------------------------------
                                                                                            Asset Manager Portfolio
                                                                              ----------------------------------------------------
                                                                                   2001              2000              1999

Investment income:
    Dividend income                                                               $   292,970       $   251,923       $   242,526
    Capital gains distributions                                                       109,864           593,513           307,200
                                                                              ----------------  ----------------  ----------------

                                                                                      402,834           845,436           549,726

    Expenses:
      Administrative expense                                                           10,318            12,376            13,150
      Mortality and expense risk                                                       63,588            69,700            68,917
                                                                              ----------------  ----------------  ----------------

      Net investment income                                                           328,928           763,360           467,659

Realized and unrealized (losses) gains on investments:

    Net realized gains on investments                                                (316,361)           70,201           219,173
    Net unrealized (depreciation) appreciation on
        investments                                                                  (383,654)       (1,218,082)           46,216
                                                                              ----------------  ----------------  ----------------

      Net realized and unrealized (losses) gains on
           investments                                                               (700,015)       (1,147,881)          265,389
                                                                              ----------------  ----------------  ----------------

      Net (decrease) increase in net assets resulting
           from operations                                                        $  (371,087)      $  (384,521)      $   733,048
                                                                              ----------------  ----------------  ----------------

Net assets at beginning of year                                                  $  7,340,554      $  8,020,155      $  7,287,457

Net (decrease) increase in net assets resulting from
      operations                                                                     (371,087)         (384,521)          733,048

Capital shares transactions:
    Net premiums                                                                    1,254,470         1,308,327         1,422,179
    Transfers of policy loans                                                        (159,441)         (142,182)         (167,137)
    Transfers of cost of insurance                                                   (474,507)         (475,448)         (466,509)
    Transfers of surrenders                                                          (201,449)         (512,663)         (309,764)
    Transfers of death benefits                                                       (41,736)           (8,961)          (10,107)
    Transfers of other terminations                                                   (14,858)          (12,298)          (15,401)
    Interfund and net transfers to general account                                   (158,730)         (451,855)         (453,611)
                                                                              ----------------  ----------------  ----------------

      Net increase (decrease) in net assets from capital
           share transactions                                                         203,749          (295,080)             (350)
                                                                              ----------------  ----------------  ----------------

Total increase (decrease) in net assets                                              (167,338)         (679,601)          732,698
                                                                              ----------------  ----------------  ----------------

Net assets at end of year                                                        $  7,173,216      $  7,340,554      $  8,020,155
                                                                              ----------------  ----------------  ----------------



Midland National Life Insurance Company
Separate Account A
Statements of Operations and Changes in Net Assets

For the years ended December 31, 2001, 2000 and 1999



                                                                                  Variable Insurance Products Fund II

                                                                           ----------------------------------------------------
                                                                                     Investment Grade Bond Portfolio
                                                                           ----------------------------------------------------
                                                                                2001              2000               1999

Investment income:
    Dividend income                                                             $   91,171       $   100,766        $   45,131
    Capital gains distributions                                                                                         14,159
                                                                           ----------------  ----------------   ---------------

                                                                                    91,171           100,766            59,290

    Expenses:
      Administrative expense                                                         1,865             1,669             1,699
      Mortality and expense risk                                                    18,750            13,845            11,583
                                                                           ----------------  ----------------   ---------------

      Net investment income                                                         70,556            85,252            46,008

Realized and unrealized (losses) gains on investments:

    Net realized gains on investments                                               78,963              (513)           (4,421)
    Net unrealized (depreciation) appreciation on
        investments                                                                (11,814)           75,179           (66,827)
                                                                           ----------------  ----------------   ---------------

      Net realized and unrealized (losses) gains on
           investments                                                              67,149            74,666           (71,248)
                                                                           ----------------  ----------------   ---------------

      Net (decrease) increase in net assets resulting
           from operations                                                     $   137,705       $   159,918       $   (25,240)
                                                                           ----------------  ----------------   ---------------

Net assets at beginning of year                                               $  1,828,843      $  1,475,493      $  1,142,457

Net (decrease) increase in net assets resulting from
      operations                                                                   137,705           159,918           (25,240)

Capital shares transactions:
    Net premiums                                                                   584,144           470,512           632,765
    Transfers of policy loans                                                      (30,215)          (24,573)          (33,143)
    Transfers of cost of insurance                                                (120,279)         (151,963)         (113,723)
    Transfers of surrenders                                                        (38,188)          (66,368)          (43,742)
    Transfers of death benefits                                                    (17,774)                             (3,144)
    Transfers of other terminations                                                 (6,822)           (9,632)             (567)
    Interfund and net transfers to general account                                 108,719           (24,544)          (80,170)
                                                                           ----------------  ----------------   ---------------

      Net increase (decrease) in net assets from capital
           share transactions                                                      479,585           193,432           358,276
                                                                           ----------------  ----------------   ---------------

Total increase (decrease) in net assets                                            617,290           353,350           333,036
                                                                           ----------------  ----------------   ---------------

Net assets at end of year                                                     $  2,446,133      $  1,828,843      $  1,475,493
                                                                           ----------------  ----------------   ---------------


Midland National Life Insurance Company
Separate Account A
Statements of Operations and Changes in Net Assets

For the years ended December 31, 2001, 2000 and 1999

                                                                      Variable Insurance Products Fund II

                                                               ----------------------------------------------------
                                                                              Index 500 Portfolio
                                                               ----------------------------------------------------
                                                                    2001               2000              1999

Investment income:
    Dividend income                                                $   312,240       $   254,064       $   128,287
    Capital gains distributions                                                          111,058            87,052
                                                               ----------------   ---------------   ---------------

                                                                       312,240           365,122           215,339

    Expenses:
      Administrative expense                                            11,553            14,320            13,208
      Mortality and expense risk                                       251,956           245,786           157,133
                                                               ----------------   ---------------   ---------------

      Net investment income                                             48,731           105,016            44,998

Realized and unrealized (losses) gains on investments:

    Net realized gains on investments                                 (724,970)        1,401,176         1,778,768
    Net unrealized (depreciation) appreciation on                   (3,238,734)
        investments                                                                   (4,457,329)        1,472,113
                                                               ----------------   ---------------   ---------------

      Net realized and unrealized (losses) gains on
           investments                                              (3,963,704)       (3,056,153)        3,250,881
                                                               ----------------   ---------------   ---------------

      Net (decrease) increase in net assets resulting
           from operations                                        $ (3,914,973)     $ (2,951,137)     $  3,295,879
                                                               ----------------   ---------------   ---------------

Net assets at beginning of year                                   $ 28,485,189      $ 23,862,419      $ 12,222,424

Net (decrease) increase in net assets resulting from
      operations                                                    (3,914,973)       (2,951,137)        3,295,879

Capital shares transactions:
    Net premiums                                                     9,919,450        11,792,707        10,595,877
    Transfers of policy loans                                         (436,827)         (565,304)         (405,576)
    Transfers of cost of insurance                                  (3,006,501)       (2,678,279)       (1,794,224)
    Transfers of surrenders                                           (827,609)         (738,138)         (435,170)
    Transfers of death benefits                                        (80,485)          (54,635)          (23,612)
    Transfers of other terminations                                    (56,935)          (59,505)          (40,320)
    Interfund and net transfers to general account                    (774,681)         (122,939)          447,141
                                                               ----------------   ---------------   ---------------

      Net increase (decrease) in net assets from capital
           share transactions                                        4,736,412         7,573,907         8,344,116
                                                               ----------------   ---------------   ---------------

Total increase (decrease) in net assets                                821,439         4,622,770        11,639,995
                                                               ----------------   ---------------   ---------------

Net assets at end of year                                         $ 29,306,628      $ 28,485,189      $ 23,862,419
                                                               ----------------   ---------------   ---------------

Midland National Life Insurance Company
Separate Account A
Statements of Operations and Changes in Net Assets

For the years ended December 31, 2001, 2000 and 1999

                                                                       Variable Insurance Products Fund II

                                                                ----------------------------------------------------
                                                                              Contrafund Portfolio
                                                                ----------------------------------------------------
                                                                     2001              2000              1999

Investment income:
    Dividend income                                                $   175,116         $   71,435        $   56,072
    Capital gains distributions                                        618,055          2,593,074           411,195
                                                                ---------------   ----------------  ----------------

                                                                       793,171          2,664,509           467,267

    Expenses:
      Administrative expense                                            11,968             15,199            13,678
      Mortality and expense risk                                       204,749            199,695           129,843
                                                                ---------------   ----------------  ----------------

      Net investment income                                            576,454          2,449,615           323,746

Realized and unrealized (losses) gains on investments:

    Net realized gains on investments                               (1,219,140)           919,979           996,724
    Net unrealized (depreciation) appreciation on
        investments                                                 (2,544,163)        (5,176,298)        1,960,685
                                                                ---------------   ----------------  ----------------

      Net realized and unrealized (losses) gains on
           investments                                              (3,763,303)        (4,256,319)        2,957,409
                                                                ---------------   ----------------  ----------------

      Net (decrease) increase in net assets resulting
           from operations                                        $ (3,186,849)      $ (1,806,704)     $  3,281,155
                                                                ---------------   ----------------  ----------------

Net assets at beginning of year                                   $ 23,682,213       $ 19,665,270      $ 11,030,567

Net (decrease) increase in net assets resulting from
      operations                                                    (3,186,849)        (1,806,704)        3,281,155

Capital shares transactions:
    Net premiums                                                     7,754,025          8,994,345         7,357,636
    Transfers of policy loans                                         (374,971)          (436,462)         (379,002)
    Transfers of cost of insurance                                  (2,200,936)        (1,924,118)       (1,342,024)
    Transfers of surrenders                                           (971,003)          (853,076)         (520,528)
    Transfers of death benefits                                        (60,572)           (44,362)          (22,308)
    Transfers of other terminations                                    (52,760)           (41,127)          (29,593)
    Interfund and net transfers to general account                     (68,023)           128,447           289,367
                                                                ---------------   ----------------  ----------------

      Net increase (decrease) in net assets from capital
           share transactions                                        4,025,760          5,823,647         5,353,548
                                                                ---------------   ----------------  ----------------

Total increase (decrease) in net assets                                838,911          4,016,943         8,634,703
                                                                ---------------   ----------------  ----------------

Net assets at end of year                                         $ 24,521,124       $ 23,682,213      $ 19,665,270
                                                                ---------------   ----------------  ----------------


Midland National Life Insurance Company
Separate Account A
Statements of Operations and Changes in Net Assets

For the years ended December 31, 2001, 2000 and 1999


                                                                      Variable Insurance Products Fund II

                                                                ----------------------------------------------------
                                                                         Asset Manager: Growth Portfolio
                                                                ----------------------------------------------------
                                                                     2001              2000              1999

Investment income:
    Dividend income                                                 $   121,106        $   88,847        $   69,487
    Capital gains distributions                                         145,948           360,190           115,247
                                                                ----------------  ----------------  ----------------

                                                                        267,054           449,037           184,734

    Expenses:
      Administrative expense                                              2,906             3,515             3,315
      Mortality and expense risk                                         39,040            39,573            31,033
                                                                ----------------  ----------------  ----------------

      Net investment income                                             225,108           405,949           150,386

Realized and unrealized (losses) gains on investments:

    Net realized gains on investments                                  (290,664)           34,829            99,198
    Net unrealized (depreciation) appreciation on
        investments                                                    (307,782)       (1,061,854)          235,779
                                                                ----------------  ----------------  ----------------

      Net realized and unrealized (losses) gains on
           investments                                                 (598,446)       (1,027,025)          334,977
                                                                ----------------  ----------------  ----------------

      Net (decrease) increase in net assets resulting
           from operations                                          $  (373,338)      $  (621,076)      $   485,363
                                                                ----------------  ----------------  ----------------

Net assets at beginning of year                                    $  4,217,105      $  4,209,771      $  2,756,403

Net (decrease) increase in net assets resulting from
      operations                                                       (373,338)         (621,076)          485,363

Capital shares transactions:
    Net premiums                                                      1,413,105         1,455,890         1,396,405
    Transfers of policy loans                                           (49,160)         (102,711)          (55,156)
    Transfers of cost of insurance                                     (402,563)         (357,509)         (277,111)
    Transfers of surrenders                                            (105,771)         (118,400)          (73,603)
    Transfers of death benefits                                          (8,107)             (917)             (613)
    Transfers of other terminations                                      (7,911)          (13,237)           (7,983)
    Interfund and net transfers to general account                      (83,189)         (234,706)          (13,934)
                                                                ----------------  ----------------  ----------------

      Net increase (decrease) in net assets from capital
           share transactions                                           756,404           628,410           968,005
                                                                ----------------  ----------------  ----------------

Total increase (decrease) in net assets                                 383,066             7,334         1,453,368
                                                                ----------------  ----------------  ----------------

Net assets at end of year                                          $  4,600,171      $  4,217,105      $  4,209,771
                                                                ----------------  ----------------  ----------------

Midland National Life Insurance Company
Separate Account A
Statements of Operations and Changes in Net Assets

For the years ended December 31, 2001, 2000 and 1999

                                                                      Variable Insurance Products Fund III

                                                               ---------------------------------------------------
                                                                              Balanced Portfolio
                                                               ---------------------------------------------------
                                                                    2001              2000             1999

Investment income:
    Dividend income                                                 $   58,581        $   40,897       $   17,288
    Capital gains distributions                                                           34,081           20,091
                                                               ----------------  ---------------- ----------------

                                                                        58,581            74,978           37,379

    Expenses:
      Administrative expense                                               100                89               91
      Mortality and expense risk                                        15,362            13,084            9,164
                                                               ----------------  ---------------- ----------------

      Net investment income                                             43,119            61,805           28,124

Realized and unrealized (losses) gains on investments:

    Net realized gains on investments                                  (82,998)           (4,713)          15,035
    Net unrealized (depreciation) appreciation on
        investments                                                        972          (133,230)          (6,334)
                                                               ----------------  ---------------- ----------------

      Net realized and unrealized (losses) gains on
           investments                                                 (82,026)         (137,943)           8,701
                                                               ----------------  ---------------- ----------------

      Net (decrease) increase in net assets resulting
           from operations                                         $   (38,907)      $   (76,138)      $   36,825
                                                               ----------------  ---------------- ----------------

Net assets at beginning of year                                   $  1,601,392      $  1,314,548      $   669,509

Net (decrease) increase in net assets resulting from
      operations                                                       (38,907)          (76,138)          36,825

Capital shares transactions:
    Net premiums                                                       672,974           629,057          726,871
    Transfers of policy loans                                          (14,373)          (12,013)          (6,519)
    Transfers of cost of insurance                                    (183,279)         (155,979)        (112,524)
    Transfers of surrenders                                            (50,454)          (11,649)          (6,723)
    Transfers of death benefits                                         (8,212)
    Transfers of other terminations                                     (2,052)             (700)          (3,587)
    Interfund and net transfers to general account                     (64,347)          (85,734)          10,696
                                                               ----------------  ---------------- ----------------

      Net increase (decrease) in net assets from capital
           share transactions                                          350,257           362,982          608,214
                                                               ----------------  ---------------- ----------------

Total increase (decrease) in net assets                                311,350           286,844          645,039
                                                               ----------------  ---------------- ----------------

Net assets at end of year                                         $  1,912,742      $  1,601,392     $  1,314,548
                                                               ----------------  ---------------- ----------------


Midland National Life Insurance Company
Separate Account A
Statements of Operations and Changes in Net Assets

For the years ended December 31, 2001, 2000 and 1999

                                                                     Variable Insurance Products Fund III

                                                              ----------------------------------------------------
                                                                          Growth & Income Portfolio
                                                              ----------------------------------------------------
                                                                   2001              2000              1999

Investment income:
    Dividend income                                                $   68,233        $   50,391        $   12,182
    Capital gains distributions                                       219,062           328,878            24,365
                                                              ----------------  ----------------  ----------------

                                                                      287,295           379,269            36,547

    Expenses:
      Administrative expense                                              626               840               587
      Mortality and expense risk                                       46,577            45,659            27,720
                                                              ----------------  ----------------  ----------------

      Net investment income                                           240,092           332,770             8,240

Realized and unrealized (losses) gains on investments:

    Net realized gains on investments                                (418,504)          (48,726)          185,719
    Net unrealized (depreciation) appreciation on
        investments                                                  (333,790)         (499,869)           51,567
                                                              ----------------  ----------------  ----------------

      Net realized and unrealized (losses) gains on
           investments                                               (752,294)         (548,595)          237,286
                                                              ----------------  ----------------  ----------------

      Net (decrease) increase in net assets resulting
           from operations                                        $  (512,202)      $  (215,825)      $   245,526
                                                              ----------------  ----------------  ----------------

Net assets at beginning of year                                  $  5,361,211      $  4,422,690      $  1,813,193

Net (decrease) increase in net assets resulting from
      operations                                                     (512,202)         (215,825)          245,526

Capital shares transactions:
    Net premiums                                                    1,944,919         2,452,093         2,728,935
    Transfers of policy loans                                        (106,334)           (7,998)          (85,889)
    Transfers of cost of insurance                                   (615,007)         (572,176)         (414,826)
    Transfers of surrenders                                          (132,857)         (137,016)          (56,767)
    Transfers of death benefits                                       (11,457)             (553)
    Transfers of other terminations                                   (12,700)          (10,332)           (5,993)
    Interfund and net transfers to general account                   (376,526)         (569,672)          198,511
                                                              ----------------  ----------------  ----------------

      Net increase (decrease) in net assets from capital
           share transactions                                         690,038         1,154,346         2,363,971
                                                              ----------------  ----------------  ----------------

Total increase (decrease) in net assets                               177,836           938,521         2,609,497
                                                              ----------------  ----------------  ----------------

Net assets at end of year                                        $  5,539,047      $  5,361,211      $  4,422,690
                                                              ----------------  ----------------  ----------------


Midland National Life Insurance Company
Separate Account A
Statements of Operations and Changes in Net Assets

For the years ended December 31, 2001, 2000 and 1999


                                                                    Variable Insurance Products Fund III

                                                               ----------------------------------------------------
                                                                        Growth Opportunities Portfolio
                                                               ----------------------------------------------------
                                                                    2001              2000              1999

Investment income:
    Dividend income                                                 $   24,215        $   83,187        $   38,764
    Capital gains distributions                                                          421,879            72,472
                                                               ----------------  ----------------  ----------------

                                                                        24,215           505,066           111,236

    Expenses:
      Administrative expense                                               725             1,126             1,134
      Mortality and expense risk                                        59,927            63,883            46,053
                                                               ----------------  ----------------  ----------------

      Net investment income                                            (36,437)          440,057            64,049

Realized and unrealized (losses) gains on investments:

    Net realized gains on investments                                 (972,128)         (126,481)          223,702
    Net unrealized (depreciation) appreciation on
        investments                                                    (96,238)       (1,712,965)         (105,022)
                                                               ----------------  ----------------  ----------------

      Net realized and unrealized (losses) gains on
           investments                                              (1,068,366)       (1,839,446)          118,680
                                                               ----------------  ----------------  ----------------

      Net (decrease) increase in net assets resulting
           from operations                                        $ (1,104,803)     $ (1,399,389)      $   182,729
                                                               ----------------  ----------------  ----------------

Net assets at beginning of year                                   $  7,012,526      $  6,611,175      $  3,552,709

Net (decrease) increase in net assets resulting from
      operations                                                    (1,104,803)       (1,399,389)          182,729

Capital shares transactions:
    Net premiums                                                     2,539,799         3,410,422         3,765,062
    Transfers of policy loans                                          (92,928)          (84,767)          (83,842)
    Transfers of cost of insurance                                    (842,311)         (816,326)         (633,052)
    Transfers of surrenders                                           (195,709)         (201,459)          (93,710)
    Transfers of death benefits                                        (24,964)           (3,757)          (12,984)
    Transfers of other terminations                                    (18,555)          (19,361)          (22,217)
    Interfund and net transfers to general account                    (321,266)         (484,012)          (43,520)
                                                               ----------------  ----------------  ----------------

      Net increase (decrease) in net assets from capital
           share transactions                                        1,044,066         1,800,740         2,875,737
                                                               ----------------  ----------------  ----------------

Total increase (decrease) in net assets                                (60,737)          401,351         3,058,466
                                                               ----------------  ----------------  ----------------

Net assets at end of year                                         $  6,951,789      $  7,012,526      $  6,611,175
                                                               ----------------  ----------------  ----------------

Midland National Life Insurance Company
Separate Account A
Statements of Operations and Changes in Net Assets

For the years ended December 31, 2001, 2000 and 1999

                                                                     American Century Variable Portfolios, Inc.

                                                                ---------------------------------------------------
                                                                                 Balanced Portfolio
                                                                ---------------------------------------------------
                                                                     2001              2000             1999

Investment income:
    Dividend income                                                  $   18,227       $   11,784        $    6,884
    Capital gains distributions                                          21,637            7,421            47,498
                                                                ----------------  ---------------  ----------------

                                                                         39,864           19,205            54,382

    Expenses:
      Administrative expense                                                 32               38                32
      Mortality and expense risk                                          6,678            4,815             3,807
                                                                ----------------  ---------------  ----------------

      Net investment income                                              33,154           14,352            50,543

Realized and unrealized (losses) gains on investments:

    Net realized gains on investments                                   (20,892)          (5,486)           (9,315)
    Net unrealized (depreciation) appreciation on
        investments                                                     (43,075)         (33,188)            2,280
                                                                ----------------  ---------------  ----------------

      Net realized and unrealized (losses) gains on
           investments                                                  (63,967)         (38,674)           (7,035)
                                                                ----------------  ---------------  ----------------

      Net (decrease) increase in net assets resulting
           from operations                                          $   (30,813)     $   (24,322)       $   43,508
                                                                ----------------  ---------------  ----------------

Net assets at beginning of year                                     $   655,058      $   566,994       $   329,779

Net (decrease) increase in net assets resulting from
      operations                                                        (30,813)         (24,322)           43,508

Capital shares transactions:
    Net premiums                                                        384,171          306,429           232,299
    Transfers of policy loans                                            (6,099)          (3,389)           (1,958)
    Transfers of cost of insurance                                      (91,365)         (58,047)          (52,048)
    Transfers of surrenders                                             (18,352)          (4,004)           (8,705)
    Transfers of death benefits
    Transfers of other terminations                                      (2,142)            (849)             (487)
    Interfund and net transfers to general account                       (1,477)        (127,754)           24,606
                                                                ----------------  ---------------  ----------------

      Net increase (decrease) in net assets from capital
           share transactions                                           264,736          112,386           193,707
                                                                ----------------  ---------------  ----------------

Total increase (decrease) in net assets                                 233,923           88,064           237,215
                                                                ----------------  ---------------  ----------------

Net assets at end of year                                           $   888,981      $   655,058       $   566,994
                                                                ----------------  ---------------  ----------------



Midland National Life Insurance Company
Separate Account A
Statements of Operations and Changes in Net Assets

For the years ended December 31, 2001, 2000 and 1999

                                                                       American Century Variable Portfolios, Inc.

                                                                  ----------------------------------------------------
                                                                             Capital Appreciation Portfolio
                                                                  ----------------------------------------------------
                                                                       2001              2000              1999

Investment income:
    Dividend income                                               $                 $                 $
    Capital gains distributions                                           855,958            34,775
                                                                  ----------------  ----------------  ----------------

                                                                          855,958            34,775

    Expenses:
      Administrative expense                                                  547               672                78
      Mortality and expense risk                                           22,606            15,133             3,625
                                                                  ----------------  ----------------  ----------------

      Net investment income                                               832,805            18,970            (3,703)

Realized and unrealized (losses) gains on investments:

    Net realized gains on investments                                  (1,092,596)          336,962            20,957
    Net unrealized (depreciation) appreciation on
        investments                                                      (616,667)         (405,351)          248,994
                                                                  ----------------  ----------------  ----------------

      Net realized and unrealized (losses) gains on
           investments                                                 (1,709,263)          (68,389)          269,951
                                                                  ----------------  ----------------  ----------------

      Net (decrease) increase in net assets resulting
           from operations                                            $  (876,458)      $   (49,419)      $   266,248
                                                                  ----------------  ----------------  ----------------

Net assets at beginning of year                                      $  2,614,605       $   831,750       $   217,542

Net (decrease) increase in net assets resulting from
      operations                                                         (876,458)          (49,419)          266,248

Capital shares transactions:
    Net premiums                                                        1,479,989         1,103,707           273,950
    Transfers of policy loans                                             (33,242)          (31,768)           (6,348)
    Transfers of cost of insurance                                       (315,570)         (134,431)          (55,524)
    Transfers of surrenders                                               (45,607)          (29,108)           (4,395)
    Transfers of death benefits                                               (78)
    Transfers of other terminations                                        (2,006)          (13,427)
    Interfund and net transfers to general account                       (204,928)          937,301           140,277
                                                                  ----------------  ----------------  ----------------

      Net increase (decrease) in net assets from capital
           share transactions                                             878,558         1,832,274           347,960
                                                                  ----------------  ----------------  -------------------

Total increase (decrease) in net assets                                     2,100         1,782,855           614,208
                                                                  ----------------  ----------------  ----------------

Net assets at end of year                                            $  2,616,705      $  2,614,605       $   831,750
                                                                  ----------------  ----------------  ----------------



Midland National Life Insurance Company
Separate Account A
Statements of Operations and Changes in Net Assets

For the years ended December 31, 2001, 2000 and 1999

                                                                      American Century Variable Portfolios, Inc.

                                                                 ----------------------------------------------------
                                                                               International Portfolio
                                                                 ----------------------------------------------------
                                                                      2001              2000              1999

Investment income:
    Dividend income                                                  $    4,629        $    4,498    $
    Capital gains distributions                                         511,140            67,255
                                                                 ---------------   ---------------   ----------------

                                                                        515,769            71,753

    Expenses:
      Administrative expense                                                966             1,138                550
      Mortality and expense risk                                         48,925            43,128             17,131
                                                                 ---------------   ---------------   ----------------

      Net investment income                                             465,878            27,487            (17,681)

Realized and unrealized (losses) gains on investments:

    Net realized gains on investments                                  (483,552)          377,907            145,309
    Net unrealized (depreciation) appreciation on
        investments                                                  (1,957,531)       (1,406,332)         1,131,790
                                                                 ---------------   ---------------   ----------------

      Net realized and unrealized (losses) gains on
           investments                                               (2,441,083)       (1,028,425)         1,277,099
                                                                 ---------------   ---------------   ----------------

      Net (decrease) increase in net assets resulting
           from operations                                         $ (1,975,205)     $ (1,000,938)      $  1,259,418
                                                                 ---------------   ---------------   ----------------

Net assets at beginning of year                                    $  5,843,591      $  3,387,853       $  1,177,307

Net (decrease) increase in net assets resulting from
      operations                                                     (1,975,205)       (1,000,938)         1,259,418

Capital shares transactions:
    Net premiums                                                      2,421,006         2,563,900          1,325,707
    Transfers of policy loans                                           (50,180)          (66,088)           (28,277)
    Transfers of cost of insurance                                     (597,389)         (399,364)          (243,441)
    Transfers of surrenders                                            (125,944)         (106,462)           (76,073)
    Transfers of death benefits                                            (410)           (8,402)              (659)
    Transfers of other terminations                                     (16,760)           (9,996)              (529)
    Interfund and net transfers to general account                      (49,223)        1,483,088            (25,600)
                                                                 ---------------   ---------------   ----------------

      Net increase (decrease) in net assets from capital
           share transactions                                         1,581,100         3,456,676            951,128
                                                                ----------------   ---------------   ----------------

Total increase (decrease) in net assets                                (394,105)        2,455,738          2,210,546
                                                                 ---------------   ---------------   ----------------

Net assets at end of year                                          $  5,449,486      $  5,843,591       $  3,387,853
                                                                 ---------------   ---------------   ----------------


Midland National Life Insurance Company
Separate Account A
Statements of Operations and Changes in Net Assets

For the years ended December 31, 2001, 2000 and 1999

                                                         American Century Variable Portfolios, Inc.

                                                         -----------------------------------------
                                                                     Value Portfolio
                                                         -----------------------------------------
                                                             2001          2000          1999

Investment income:
    Dividend income                                         $  22,945     $  15,145      $  8,547
    Capital gains distributions                                              38,754        80,972
                                                         -------------  ------------  ------------

                                                               22,945        53,899        89,519

    Expenses:
      Administrative expense                                      456           241           166
      Mortality and expense risk                               21,411        11,759         9,012
                                                         -------------  ------------  ------------

      Net investment income                                     1,078        41,899        80,341

Realized and unrealized (losses) gains on investments:

    Net realized gains on investments                          85,022       (53,937)      (21,056)
    Net unrealized (depreciation) appreciation on
        investments                                           212,423       265,786       (91,791)
                                                         -------------  ------------  ------------

      Net realized and unrealized (losses) gains on
           investments                                        297,445       211,849      (112,847)
                                                         -------------  ------------  ------------

      Net (decrease) increase in net assets resulting
           from operations                                  $ 298,523     $ 253,748     $ (32,506)
                                                         -------------  ------------  ------------

Net assets at beginning of year                            $1,918,616   $ 1,149,267     $ 778,580

Net (decrease) increase in net assets resulting from
      operations                                              298,523       253,748       (32,506)

Capital shares transactions:
    Net premiums                                            1,005,997       624,379       604,324
    Transfers of policy loans                                 (25,570)      (12,949)      (26,391)
    Transfers of cost of insurance                           (223,343)     (161,042)     (146,617)
    Transfers of surrenders                                  (125,620)      (29,020)      (11,525)
    Transfers of death benefits                                                (441)
    Transfers of other terminations                           (15,300)       (4,230)         (341)
    Interfund and net transfers to general account            400,672        98,904       (16,257)
                                                         -------------  ------------  ------------

      Net increase (decrease) in net assets from capital
           share transactions                               1,016,836       515,601       403,193
                                                         -------------  ------------  ------------

Total increase (decrease) in net assets                     1,315,359       769,349       370,687
                                                         -------------  ------------  ------------

Net assets at end of year                                  $3,233,975   $ 1,918,616   $ 1,149,267
                                                         -------------  ------------  ------------


Midland National Life Insurance Company
Separate Account A
Statements of Operations and Changes in Net Assets

For the years ended December 31, 2001, 2000 and 1999


                                                          American Century Variable Portfolios, Inc.

                                                          ----------------------------------------
                                                                Income & Growth Portfolio
                                                          ----------------------------------------
                                                              2001          2000         1999

Investment income:
    Dividend income                                           $  9,857      $  3,768       $   18
    Capital gains distributions
                                                          ------------- ------------- ------------

                                                                 9,857         3,768           18

    Expenses:
      Administrative expense                                       110           101           18
      Mortality and expense risk                                11,275         8,007        2,297
                                                          ------------- ------------- ------------

      Net investment income                                     (1,528)       (4,340)      (2,297)

Realized and unrealized (losses) gains on investments:

    Net realized gains on investments                          (65,163)       18,987       11,286
    Net unrealized (depreciation) appreciation on
        investments                                            (46,596)     (131,932)      44,403
                                                          ------------- ------------- ------------

      Net realized and unrealized (losses) gains on
           investments                                        (111,759)     (112,945)      55,689
                                                          ------------- ------------- ------------

      Net (decrease) increase in net assets resulting
           from operations                                   $(113,287)    $(117,285)    $ 53,392
                                                          ------------- ------------- ------------

Net assets at beginning of year                            $ 1,128,552     $ 543,814     $ 32,520

Net (decrease) increase in net assets resulting from
      operations                                              (113,287)     (117,285)      53,392

Capital shares transactions:
    Net premiums                                               600,041       715,067      458,673
    Transfers of policy loans                                  (13,354)      (13,934)      (4,650)
    Transfers of cost of insurance                            (146,945)     (103,406)     (39,156)
    Transfers of surrenders                                    (21,619)      (27,368)      (6,230)
    Transfers of death benefits                                 (4,490)
    Transfers of other terminations                             (7,974)       (3,299)      (1,700)
    Interfund and net transfers to general account               5,810       134,963       50,965
                                                          ------------- ------------- ------------

      Net increase (decrease) in net assets from capital
           share transactions                                  411,469       702,023      457,902
                                                          ------------- ------------- ------------

Total increase (decrease) in net assets                        298,182       584,738      511,294
                                                          ------------- ------------- ------------

Net assets at end of year                                  $ 1,426,734   $ 1,128,552     $543,814
                                                          ------------- ------------- ------------



Midland National Life Insurance Company
Separate Account A
Statements of Operations and Changes in Net Assets

For the years ended December 31, 2001, 2000 and 1999

                                                              Massachusetts Financial Services

                                                          ------------------------------------------
                                                             VIT Emerging Growth Series Portfolio
                                                          ------------------------------------------
                                                              2001          2000           1999

Investment income:
    Dividend income                                       $                $ 252,972   $
    Capital gains distributions                                437,119
                                                          ------------- -------------  -------------

                                                               437,119       252,972

    Expenses:
      Administrative expense                                     1,266         1,363            138
      Mortality and expense risk                                62,257        49,357          5,706
                                                          ------------- -------------  -------------

      Net investment income                                    373,596       202,252         (5,844)

Realized and unrealized (losses) gains on investments:

    Net realized gains on investments                       (2,485,350)      451,575         53,417
    Net unrealized (depreciation) appreciation on
        investments                                           (792,596)   (2,314,337)       660,695
                                                          ------------- -------------  -------------

      Net realized and unrealized (losses) gains on
           investments                                      (3,277,946)   (1,862,762)       714,112
                                                          ------------- -------------  -------------

      Net (decrease) increase in net assets resulting
           from operations                                 $(2,904,350)  $(1,660,510)     $ 708,268
                                                          ------------- -------------  -------------

Net assets at beginning of year                             $7,413,717    $2,130,426      $  56,516

Net (decrease) increase in net assets resulting from
      operations                                            (2,904,350)   (1,660,510)       708,268

Capital shares transactions:
    Net premiums                                             4,420,007     4,499,180      1,179,624
    Transfers of policy loans                                  (86,182)      (56,468)       (19,820)
    Transfers of cost of insurance                            (989,771)     (503,972)       (91,290)
    Transfers of surrenders                                   (169,259)     (135,661)        (5,420)
    Transfers of death benefits                                (11,554)       (9,143)
    Transfers of other terminations                            (19,498)      (21,846)        (2,518)
    Interfund and net transfers to general account             470,576     3,171,711        305,066
                                                          ------------- -------------  -------------

      Net increase (decrease) in net assets from capital
           share transactions                                3,614,319     6,943,801      1,365,642
                                                          ------------- -------------  -------------

Total increase (decrease) in net assets                        709,969     5,283,291      2,073,910
                                                          ------------- -------------  -------------

Net assets at end of year                                   $8,123,686    $7,413,717     $2,130,426
                                                          ------------- -------------  -------------



Midland National Life Insurance Company
Separate Account A
Statements of Operations and Changes in Net Assets

For the years ended December 31, 2001, 2000 and 1999



                                                              Massachusetts Financial Services

                                                          ---------------------------------------
                                                            VIT Investors Trust Series Portfolio
                                                          ---------------------------------------
                                                              2001         2000          1999

Investment income:
    Dividend income                                           $  4,704     $  8,442      $   271
    Capital gains distributions                                 24,143                       326
                                                          ------------- ------------  -----------

                                                                28,847        8,442          597

    Expenses:
      Administrative expense                                        51           30           14
      Mortality and expense risk                                 8,778        6,107        1,242
                                                          ------------- ------------  -----------

      Net investment income                                     20,018        2,305         (659)

Realized and unrealized (losses) gains on investments:

    Net realized gains on investments                          (37,699)       4,965        1,508
    Net unrealized (depreciation) appreciation on
        investments                                           (156,421)      (2,262)      13,099
                                                          ------------- ------------  -----------

      Net realized and unrealized (losses) gains on
           investments                                        (194,120)       2,703       14,607
                                                          ------------- ------------  -----------

      Net (decrease) increase in net assets resulting
           from operations                                   $(174,102)    $  5,008     $ 13,948
                                                          ------------- ------------  -----------

Net assets at beginning of year                              $ 907,718     $327,730     $ 11,356

Net (decrease) increase in net assets resulting from
      operations                                              (174,102)       5,008       13,948

Capital shares transactions:
    Net premiums                                               459,137      623,594      306,592
    Transfers of policy loans                                   (2,454)     (14,554)      (4,353)
    Transfers of cost of insurance                            (115,982)     (82,468)     (22,366)
    Transfers of surrenders                                    (14,873)      (5,787)        (537)
    Transfers of death benefits                                    (80)        (162)
    Transfers of other terminations                             (1,619)      (1,773)
    Interfund and net transfers to general account              32,244       56,130       23,090
                                                          ------------- ------------  -----------

      Net increase (decrease) in net assets from capital
           share transactions                                  356,373      574,980      302,426
                                                          ------------- ------------  -----------

Total increase (decrease) in net assets                        182,271      579,988      316,374
                                                          ------------- ------------  -----------

Net assets at end of year                                  $ 1,089,989     $907,718     $327,730
                                                          ------------- ------------  -----------



Midland National Life Insurance Company
Separate Account A
Statements of Operations and Changes in Net Assets

For the years ended December 31, 2001, 2000 and 1999



                                                               Massachusetts Financial Services

                                                           -----------------------------------------
                                                               VIT New Discovery Series Portfolio
                                                           -----------------------------------------
                                                               2001          2000          1999

Investment income:
    Dividend income                                        $                $  17,599   $
    Capital gains distributions                                  95,694                       4,805
                                                           ------------- -------------  ------------

                                                                 95,694        17,599         4,805

    Expenses:
      Administrative expense                                        751           457             8
      Mortality and expense risk                                 28,458        12,907           670
                                                           ------------- -------------  ------------

      Net investment income                                      66,485         4,235         4,127

Realized and unrealized (losses) gains on investments:

    Net realized gains on investments                          (235,682)       27,588         9,700
    Net unrealized (depreciation) appreciation on
        investments                                              28,455      (200,760)       61,765
                                                           ------------- -------------  ------------

      Net realized and unrealized (losses) gains on
           investments                                         (207,227)     (173,172)       71,465
                                                           ------------- -------------  ------------

      Net (decrease) increase in net assets resulting
           from operations                                   $ (140,742)   $ (168,937)     $ 75,592
                                                           ------------- -------------  ------------

Net assets at beginning of year                              $2,558,124     $ 260,546      $  1,975

Net (decrease) increase in net assets resulting from
      operations                                               (140,742)     (168,937)       75,592

Capital shares transactions:
    Net premiums                                              1,711,540     1,454,717       123,165
    Transfers of policy loans                                   (29,628)      (21,864)         (929)
    Transfers of cost of insurance                             (322,554)     (135,746)       (9,233)
    Transfers of surrenders                                     (72,397)       (6,327)          (20)
    Transfers of death benefits                                     (73)
    Transfers of other terminations                              (6,938)       (4,275)
    Interfund and net transfers to general account              470,372     1,180,010        69,996
                                                           ------------- -------------  ------------

      Net increase (decrease) in net assets from capital
           share transactions                                 1,750,322     2,466,515       182,979
                                                           ------------- -------------  ------------

Total increase (decrease) in net assets                       1,609,580     2,297,578       258,571
                                                           ------------- -------------  ------------

Net assets at end of year                                    $4,167,704    $2,558,124      $260,546
                                                           ------------- -------------  ------------



Midland National Life Insurance Company
Separate Account A
Statements of Operations and Changes in Net Assets

For the years ended December 31, 2001, 2000 and 1999

                                                                          Massachusetts Financial Services

                                                                     ----------------------------------------------

                                                                             VIT Research Series Portfolio
                                                                     ----------------------------------------------
                                                                         2001            2000            1999

Investment income:
    Dividend income                                                       $    311      $   79,797        $    853
    Capital gains distributions                                            299,557                           4,509
                                                                     --------------  --------------  --------------

                                                                           299,868          79,797           5,362

    Expenses:
      Administrative expense                                                   411             446             378
      Mortality and expense risk                                            21,446          13,354           5,028
                                                                     --------------  --------------  --------------

      Net investment income                                                278,011          65,997             (44)

Realized and unrealized (losses) gains on investments:

    Net realized gains on investments                                     (280,216)         72,697          59,575
    Net unrealized (depreciation) appreciation on
        investments                                                       (559,753)       (300,949)        101,858
                                                                     --------------  --------------  --------------

      Net realized and unrealized (losses) gains on
           investments                                                    (839,969)       (228,252)        161,433
                                                                     --------------  --------------  --------------

      Net (decrease) increase in net assets resulting
           from operations                                              $ (561,958)     $ (162,255)     $  161,389
                                                                     --------------  --------------  --------------

Net assets at beginning of year                                        $ 2,068,139      $  938,619      $  245,451

Net (decrease) increase in net assets resulting from
      operations                                                          (561,958)       (162,255)        161,389

Capital shares transactions:
    Net premiums                                                         1,506,984       1,177,630         589,890
    Transfers of policy loans                                              (19,561)        (21,881)         (8,835)
    Transfers of cost of insurance                                        (255,665)       (121,224)        (47,574)
    Transfers of surrenders                                                (25,368)         (8,258)         (5,062)
    Transfers of death benefits                                               (141)            (97)
    Transfers of other terminations                                         (5,843)         (5,758)           (205)
    Interfund and net transfers to general account                         227,331         271,363           3,565
                                                                     --------------  --------------  --------------

      Net increase (decrease) in net assets from capital
           share transactions                                            1,427,737       1,291,775         531,779
                                                                     --------------  --------------  --------------

Total increase (decrease) in net assets                                    865,779       1,129,520         693,168
                                                                     --------------  --------------  --------------

Net assets at end of year                                              $ 2,933,918     $ 2,068,139      $  938,619
                                                                     --------------  --------------  --------------

Midland National Life Insurance Company
Separate Account A
Statements of Operations and Changes in Net Assets

For the years ended December 31, 2001, 2000 and 1999


                                                                           Lord, Abbett & Company

                                                                     --------------------------------------

                                                                           VC Growth Income Portfolio
                                                                     --------------------------------------
                                                                        2001          2000         1999

Investment income:
    Dividend income                                                    $  15,838     $  10,969     $ 7,938
    Capital gains distributions                                           66,459                    27,959
                                                                     ------------  ------------  ----------

                                                                          82,297        10,969      35,897

    Expenses:
      Administrative expense                                                 199          (983)         12
      Mortality and expense risk                                          17,526         7,520       2,097
                                                                     ------------  ------------  ----------

      Net investment income                                               64,572         4,432      33,788

Realized and unrealized (losses) gains on investments:

    Net realized gains on investments                                     44,646        (1,309)      9,389
    Net unrealized (depreciation) appreciation on
        investments                                                     (182,457)      167,269      (5,938)
                                                                     ------------  ------------  ----------

      Net realized and unrealized (losses) gains on
           investments                                                  (137,811)      165,960       3,451
                                                                     ------------  ------------  ----------

      Net (decrease) increase in net assets resulting
           from operations                                             $ (73,239)    $ 170,392     $37,239
                                                                     ------------  ------------  ----------

Net assets at beginning of year                                      $ 1,443,931     $ 443,354     $63,724

Net (decrease) increase in net assets resulting from
      operations                                                         (73,239)      170,392      37,239

Capital shares transactions:
    Net premiums                                                       1,550,894       712,612     348,427
    Transfers of policy loans                                            (23,672)       (6,742)     (3,471)
    Transfers of cost of insurance                                      (223,813)      (93,703)    (34,423)
    Transfers of surrenders                                              (23,541)       (6,799)       (101)
    Transfers of death benefits                                              (94)         (655)
    Transfers of other terminations                                       (7,410)       (7,002)     (3,906)
    Interfund and net transfers to general account                       472,368       232,474      35,865
                                                                     ------------  ------------  ----------

      Net increase (decrease) in net assets from capital
           share transactions                                          1,744,732       830,185     342,391
                                                                     ------------  ------------  ----------

Total increase (decrease) in net assets                                1,671,493     1,000,577     379,630
                                                                     ------------  ------------  ----------

Net assets at end of year                                            $ 3,115,424   $ 1,443,931    $443,354
                                                                     ------------  ------------  ----------

Midland National Life Insurance Company
Separate Account A
Statements of Operations and Changes in Net Assets

For the years ended December 31, 2001, 2000 and 1999


                                                                           Lord, Abbett & Company

                                                                      -------------------------------------
                                                                                 VC Mid-Cap
                                                                                Value Portfolio
                                                                      -------------------------------------
                                                                          2001         2000        1999

Investment income:
    Dividend income                                                      $  10,591     $ 5,828       $   8
    Capital gains distributions                                              9,027      22,490
                                                                      ------------- -----------  ----------

                                                                            19,618      28,318           8

    Expenses:
      Administrative expense                                                   760          55
      Mortality and expense risk                                            18,693       1,855           1
                                                                      ------------- -----------  ----------

      Net investment income                                                    165      26,408           7

Realized and unrealized (losses) gains on investments:

    Net realized gains on investments                                      109,572      13,595           1
    Net unrealized (depreciation) appreciation on
        investments                                                        113,320      85,277         222
                                                                      ------------- -----------  ----------

      Net realized and unrealized (losses) gains on
           investments                                                     222,892      98,872         223
                                                                      ------------- -----------  ----------

      Net (decrease) increase in net assets resulting
           from operations                                               $ 223,057   $ 125,280       $ 230
                                                                      ------------- -----------  ----------

Net assets at beginning of year                                          $ 927,688     $ 6,486   $

Net (decrease) increase in net assets resulting from
      operations                                                           223,057     125,280         230

Capital shares transactions:
    Net premiums                                                         1,674,245     575,908       4,819
    Transfers of policy loans                                              (29,244)     (5,060)
    Transfers of cost of insurance                                        (201,159)     (8,809)        (24)
    Transfers of surrenders                                                (58,397)        (77)
    Transfers of death benefits
    Transfers of other terminations                                         (9,049)       (212)
    Interfund and net transfers to general account                       1,044,856     234,172       1,461
                                                                      ------------- -----------  ----------

      Net increase (decrease) in net assets from capital
           share transactions                                            2,421,252     795,922       6,256
                                                                      ------------- -----------  ----------

Total increase (decrease) in net assets                                  2,644,309     921,202       6,486
                                                                      ------------- -----------  ----------

Net assets at end of year                                              $ 3,571,997   $ 927,688      $6,486
                                                                      ------------- -----------  ----------

Midland National Life Insurance Company
Separate Account A
Statements of Operations and Changes in Net Assets

For the years ended December 31, 2001, 2000 and 1999


                                                                           Lord, Abbett & Company

                                                                      -----------------------------------
                                                                              VC International
                                                                                 Portfolio
                                                                      -----------------------------------
                                                                         2001         2000        1999

Investment income:
    Dividend income                                                       $  358      $ 3,537      $  12
    Capital gains distributions                                                         1,102        437
                                                                      -----------  -----------  ---------

                                                                             358        4,639        449

    Expenses:
      Administrative expense                                                  83           16
      Mortality and expense risk                                           1,605          769          2
                                                                      -----------  -----------  ---------

      Net investment income                                               (1,330)       3,854        447

Realized and unrealized (losses) gains on investments:

    Net realized gains on investments                                    (77,974)     (16,083)         4
    Net unrealized (depreciation) appreciation on
        investments                                                       12,500      (31,957)       212
                                                                      -----------  -----------  ---------

      Net realized and unrealized (losses) gains on
           investments                                                   (65,474)     (48,040)       216
                                                                      -----------  -----------  ---------

      Net (decrease) increase in net assets resulting
           from operations                                             $ (66,804)   $ (44,186)     $ 663
                                                                      -----------  -----------  ---------

Net assets at beginning of year                                        $ 101,989      $ 5,519   $

Net (decrease) increase in net assets resulting from
      operations                                                         (66,804)     (44,186)       663

Capital shares transactions:
    Net premiums                                                         155,384      135,149      4,889
    Transfers of policy loans                                               (158)        (884)
    Transfers of cost of insurance                                       (28,596)      (8,284)       (33)
    Transfers of surrenders                                                 (534)
    Transfers of death benefits
    Transfers of other terminations                                       (2,671)
    Interfund and net transfers to general account                        27,437       14,675
                                                                      -----------  -----------  ---------

      Net increase (decrease) in net assets from capital
           share transactions                                            150,862      140,656      4,856
                                                                      -----------  -----------  ---------

Total increase (decrease) in net assets                                   84,058       96,470      5,519
                                                                      -----------  -----------  ---------

Net assets at end of year                                              $ 186,047    $ 101,989     $5,519
                                                                      -----------  -----------  ---------


Midland National Life Insurance Company
Separate Account A
Statements of Operations and Changes in Net Assets

For the years ended December 31, 2001, 2000 and 1999

                                                                              Fred Alger Management, Inc.
                                                               ----------------------------  ----------------------------
                                                                                                      MidCap
                                                                    Growth Portfolio              Growth Portfolio
                                                               ----------------------------  ----------------------------
                                                                   2001           2000           2001           2000

Investment income:
    Dividend income                                                $  1,020   $              $              $
    Capital gains distributions                                      55,305                       372,383
                                                               -------------  -------------  -------------  -------------

                                                                     56,325                       372,383

    Expenses:
      Administrative expense                                             10                             7
      Mortality and expense risk                                      4,287             51          7,580            189
                                                               -------------  -------------  -------------  -------------

      Net investment income                                          52,028            (51)       364,796           (189)

Realized and unrealized (losses) gains on investments:

    Net realized gains on investments                               (62,795)           (19)      (201,593)          (861)
    Net unrealized (depreciation) appreciation on
        investments                                                 (41,192)        (2,644)      (179,349)          (910)
                                                               -------------  -------------  -------------  -------------

      Net realized and unrealized (losses) gains on
           investments                                             (103,987)        (2,663)      (380,942)        (1,771)
                                                               -------------  -------------  -------------  -------------

      Net (decrease) increase in net assets resulting
           from operations                                        $ (51,959)     $  (2,714)     $ (16,146)     $  (1,960)
                                                               -------------  -------------  -------------  -------------

Net assets at beginning of year                                   $  80,823   $                 $ 236,992   $

Net (decrease) increase in net assets resulting from
      operations                                                    (51,959)        (2,714)       (16,146)        (1,960)

Capital shares transactions:
    Net premiums                                                    736,161         37,082      1,038,616         93,055
    Transfers of policy loans                                             9             62         (3,359)           338
    Transfers of cost of insurance                                  (52,687)          (921)       (88,052)        (2,063)
    Transfers of surrenders                                         (16,248)                      (13,594)
    Transfers of death benefits
    Transfers of other terminations                                    (812)                       (1,165)
    Interfund and net transfers to general account                  122,162         47,314        158,341        147,622
                                                               -------------  -------------  -------------  -------------

      Net increase (decrease) in net assets from capital
           share transactions                                       788,585         83,537      1,090,787        238,952
                                                               -------------  -------------  -------------  -------------

Total increase (decrease) in net assets                             736,626         80,823      1,074,641        236,992
                                                               -------------  -------------  -------------  -------------

Net assets at end of year                                         $ 817,449      $  80,823    $ 1,311,633      $ 236,992
                                                               -------------  -------------  -------------  -------------

Midland National Life Insurance Company
Separate Account A
Statements of Operations and Changes in Net Assets

For the years ended December 31, 2001, 2000 and 1999

                                                                               Fred Alger Management, Inc.
                                                                ----------------------------  ----------------------------
                                                                       Leveraged                       Small
                                                                     AllCap Portfolio          Capitalization Portfolio
                                                                ----------------------------  ----------------------------
                                                                    2001           2000           2001           2000

Investment income:
    Dividend income                                             $              $                   $    59   $
    Capital gains distributions                                       41,602
                                                                -------------  -------------  -------------  -------------

                                                                      41,602                            59

    Expenses:
      Administrative expense                                              92                             7
      Mortality and expense risk                                      11,473            730          1,377             29
                                                                -------------  -------------  -------------  -------------

      Net investment income                                           30,037           (730)        (1,325)           (29)

Realized and unrealized (losses) gains on investments:

    Net realized gains on investments                               (284,602)        (4,134)       (34,373)           (76)
    Net unrealized (depreciation) appreciation on
        investments                                                   57,124        (66,798)          (729)        (2,192)
                                                                -------------  -------------  -------------  -------------

      Net realized and unrealized (losses) gains on
           investments                                              (227,478)       (70,932)       (35,102)        (2,268)
                                                                -------------  -------------  -------------  -------------

      Net (decrease) increase in net assets resulting
           from operations                                         $(197,441)     $ (71,662)     $ (36,427)     $  (2,297)
                                                                -------------  -------------  -------------  -------------

Net assets at beginning of year                                    $ 625,949   $                 $  33,163   $

Net (decrease) increase in net assets resulting from
      operations                                                    (197,441)       (71,662)       (36,427)        (2,297)

Capital shares transactions:
    Net premiums                                                   1,396,002        207,014        230,962         21,905
    Transfers of policy loans                                        (38,796)        (1,683)           (92)
    Transfers of cost of insurance                                  (161,460)        (9,402)       (21,452)          (681)
    Transfers of surrenders                                           (6,434)                       (2,843)
    Transfers of death benefits
    Transfers of other terminations                                   (2,939)
    Interfund and net transfers to general account                   320,908        501,682         67,039         14,236
                                                                -------------  -------------  -------------  -------------

      Net increase (decrease) in net assets from capital
           share transactions                                      1,507,281        697,611        273,614         35,460
                                                                -------------  -------------  -------------  -------------

Total increase (decrease) in net assets                            1,309,840        625,949        237,187         33,163
                                                                -------------  -------------  -------------  -------------

Net assets at end of year                                        $ 1,935,789      $ 625,949      $ 270,350      $  33,163
                                                                -------------  -------------  -------------  -------------

Midland National Life Insurance Company
Separate Account A
Notes to Financial Statements



1.     Organization and Significant Accounting Policies

       Organization

       Midland National Life Separate Account A ("Separate Account"), a unit investment trust, is a segregated investment account of Midland National Life Insurance Company (the "Company") in accordance with the provisions of the Iowa Insurance laws. The assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of the Company. The Separate Account is used to fund variable universal life insurance policies of the Company. Walnut Street Securities serves as the underwriter of the Separate Account.

       Investments

       The Separate Account invests in specified portfolios of Variable Insurance Products Fund ("VIPF"), Variable Insurance Products Fund II ("VIPF II"), Variable Insurance Products Fund III ("VIPF III"), American Century Variable Portfolios, Inc. ("ACVP"), Massachusetts Financial Services ("MFS"), Lord, Abbett & Company ("LAC"), and Fred Alger Management ("FAM"), (collectively "the Funds"), each diversified open-end management companies registered under the Investment Company Act of 1940, as directed by participants. The LAC Mid-Cap Value and International portfolios were introduced in 1999. The VIPF Mid-Cap portfolio and the FAM Growth, MidCap Growth, Leveraged AllCap and Small Capitalization portfolios were introduced in 2000. All other portfolios have been in existence for more than three years.

       Investments in shares of the Funds are valued at the net asset values (fair values) of the respective portfolios of the Funds corresponding to the investment portfolios of the Separate Account. Investment transactions are recorded on the trade date. Dividends are automatically reinvested in shares of the Funds.

       Investment income is recorded when earned. The first-in, first-out (FIFO) method is used to determine realized gains and losses on investments. Dividend and capital gain distributions are recorded as income on the ex-dividend date.

       Federal Income Taxes

       The operations of the Separate Account are included in the federal income tax return of the Company. Under the provisions of the policies, the Company has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge is currently being made against the Separate Account for such tax since, under current law, the Company pays no tax on investment income and capital gains reflected in variable annuity policy reserves. However, the Company retains the right to charge for any federal income tax incurred which is attributable to the Separate Account if the law is changed. Charges for state and local taxes, if any, attributable to the Separate Account may also be made.

       Estimates

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.     Expense Charges

       The Company is compensated for certain expenses as described below. The rates of each applicable charge is described in the Separate Account's prospectus.

       o A contract administration fee is charged to cover the Company's record keeping and other administrative expenses incurred to operate the Separate Account. This fee is allocated to the individual portfolios of the Funds based on the net asset value of the portfolios in proportion to the total net asset value of the Separate Account.

       o A mortality and expense risk fee is charged in return for the Company's assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued. This fee is charged directly to the individual portfolios of the Funds based on the net asset value of the portfolio.

       o An annual charge is deducted from the Separate Account value at the end of each contract year, upon full withdrawal or at maturity.

       o A transfer charge is imposed on each transfer between portfolios of the Separate Account in excess of a stipulated number of transfers in any one contract year. A deferred sales charge may be imposed in the event of a full or partial withdrawal within the stipulated number of years.

       Each management company of the Separate Account charges fees for their management advisory services as well as other operating expenses. The fees differ between companies and by portfolio within each company; however, the fees are generally calculated based on an annual rate applied to the average net asset of the respective portfolios. The effect of the fees are netted within the share value of the respective portfolios. The portfolio fee rates charged for the years ended December 31, 2001, 2000 and 1999, respectively, were as follows:

                                                                               2001        2000       1999

Variable Insurance Products Fund:
    Money Market Portfolio                                                     0.28%       0.35%      0.27%
    High Income Portfolio                                                      0.71%       0.68%      0.69%
    Equity-Income Portfolio                                                    0.58%       0.56%      0.57%
    Growth Portfolio                                                           0.68%       0.65%      0.66%
    Overseas Portfolio                                                         0.92%       0.89%      0.91%
    Midcap Portfolio                                                           0.69%       0.74%
Variable Insurance Products Fund II:
    Asset Manager Portfolio                                                    0.64%       0.61%      0.63%
    Investment Grade Bond Portfolio                                            0.54%       0.54%      0.54%
    Index 500 Portfolio                                                        0.28%       0.28%      0.28%
    Contrafund Portfolio                                                       0.68%       0.66%      0.67%
    Asset Manager: Growth Portfolio                                            0.73%       0.69%      0.71%
Variable Insurance Products Fund III:
    Balanced Portfolio                                                         0.57%       0.58%      0.57%
    Growth & Income Portfolio                                                  0.59%       0.58%      0.60%
    Growth Opportunities Portfolio                                             0.69%       0.68%      0.69%
American Century Variable Portfolios. Inc.:
    Balanced Portfolio                                                         0.90%       0.90%      0.90%
    Capital Appreciation Portfolio                                             1.00%       0.98%      1.00%
    International Portfolio                                                    1.50%       1.23%      1.34%
    Value Portfolio                                                            1.00%       1.00%      1.00%
    Income and Growth Portfolio                                                0.70%       0.70%      0.70%
Massachusetts Financial Services Investment Management:
    VIT Emerging Growth Series Portfolio                                       0.87%       0.85%      0.84%
    VIT Investors Trust Series Portfolio                                       0.90%       0.87%      0.88%
    VIT New Discovery Series Portfolio                                         1.05%       1.06%      1.07%
    VIT Research Series Portfolio                                              0.90%       0.85%      0.86%
Lord, Abbett & Company:
    VC Growth & Income Portfolio                                               0.72%       1.03%      0.87%
    VC Mid-Cap Value Portfolio                                                 0.85%       0.35%      1.10%
    VC International Portfolio                                                 1.10%       0.35%      1.35%
Fred Alger Management, Inc.:
    Growth Portfolio                                                           0.81%       0.79%
    MidCap Growth Portfolio                                                    0.88%       0.84%
    Leveraged AllCap Portfolio                                                 0.92%       0.90%
    Small Capitalization Portfolio                                             0.92%       0.90%


3.     Purchases and Sales of Investment Securities

       The aggregate cost of purchases and proceeds from sales of investments for the years ended December 31, 2001, 2000 and 1999 were as follows:

                                                     2001                         2000                         1999
                                         ---------------------------- ---------------------------- ---------------------------
               Portfolio                    Purchases        Sales        Purchases       Sales       Purchases       Sales

Variable Insurance Products Fund:
   Money Market Portfolio                 $ 9,884,572    $ 6,823,416    $ 9,847,195   $11,509,370   $ 9,896,659   $ 7,970,815
   High Income Portfolio                    1,442,414        986,192      1,443,179     1,186,379     1,824,831     1,385,584
   Equity-Income Portfolio                  7,664,428      4,534,363      7,340,857     5,546,193     7,965,654     4,794,190
   Growth Portfolio                        20,096,271     11,998,150     25,355,569    11,191,050    17,129,896     8,141,199
   Overseas Portfolio                       2,962,220      1,894,608      3,523,825     1,789,948     2,174,003     1,681,065
   Midcap Portfolio                         1,811,320        537,694        748,552         7,069

Variable Insurance Products Fund II:
   Asset Manager Portfolio                  2,259,734      1,727,056      2,619,108     2,150,828     2,532,079     2,064,769
   Investment Grade Bond Portfolio          2,188,157      1,638,016      1,764,907     1,486,223     1,050,248       645,964
   Index 500 Portfolio                     15,057,872     10,272,730     17,935,473    10,256,549    16,723,521     8,334,410
   Contrafund Portfolio                    10,885,698      6,283,483     14,780,381     6,507,119     9,846,069     4,168,776
   Asset Manager: Growth Portfolio          1,971,395        989,884      2,193,146     1,158,787     2,054,380       935,989

Variable Insurance Products Fund III:
   Balanced Portfolio                         921,424        528,048        840,669       415,882       941,456       305,117
   Growth & Income Portfolio                2,676,529      1,746,399      3,349,793     1,862,678     3,551,997     1,179,785
   Growth Opportunities Portfolio           3,117,436      2,109,807      4,570,935     2,330,137     4,921,294     1,981,509

American Century Variable
    Portfolios, Inc.:

   Balanced Portfolio                         502,334        204,444        374,701       247,963       347,553       103,303
   Capital Appreciation Portfolio           2,793,840      1,082,478      2,673,435       822,192       506,000       161,743
   International Portfolio                  3,690,204      1,643,227      4,589,204     1,105,041     1,808,828       875,382
   Value Portfolio                          1,988,970        971,057        966,441       408,940       889,409       405,876
   Income & Growth Portfolio                  777,765        367,825      1,084,281       386,598       678,607       223,003

Massachusetts Financial
    Services Investment Manager:
   VIT Emerging Growth Portfolio            6,743,091      2,755,175      9,219,279     2,073,226     1,742,516       382,718
   VIT Investors Trust Portfolio              643,273        266,881        792,035       214,749       387,674        85,908
   VIT New Discovery Portfolio              3,024,749      1,207,942      3,133,817       663,067       243,815        56,708
   VIT Research Portfolio                   2,392,220        686,472      1,825,679       467,907       871,248       339,513

Lord, Abbett & Company:
   VC Growth & Income Portfolio             2,700,368        891,065      1,201,559       365,878       500,032       123,853
   VC Mid-Cap Value Portfolio               3,365,548        944,130        924,865       102,535         6,300            36
   VC International Portfolio                 339,309        189,777        192,432        47,922         5,338            35

Fred Alger Management, Inc.:
   Growth Portfolio                         1,075,856        235,243         84,790         1,305
   MidCap Growth Portfolio                  1,805,034        349,451        247,794         9,030
   Leveraged AllCap Portfolio               2,360,534        823,217        720,198        23,316
   Small Capitalization Portfolio             429,128        156,839         36,251           820
                                         -------------  ------------- -------------- ------------- ------------- -------------

                                         $ 117,571,693   $64,845,069  $ 124,380,350   $64,338,701   $88,599,407   $46,347,250
                                         -------------  ------------- -------------- ------------- ------------- -------------



       Purchases and sales in investment shares for the years ended December 31, 2001, 2000 and 1999 were as follows:

                                                   2001                        2000                        1999
                                       --------------------------- --------------------------- --------------------------
              Portfolio                   Purchases       Sales       Purchases       Sales        Purchases      Sales

Variable Insurance Products Fund:
   Money Market Portfolio                 9,884,571     6,823,416     9,847,195    11,509,370      9,896,659   7,970,815
   High Income Portfolio                    199,379       140,214       144,564       120,296        164,559     124,629
   Equity-Income Portfolio                  329,926       196,681       315,337       235,482        313,424     186,775
   Growth Portfolio                         554,055       341,645       507,707       225,256        381,116     178,000
   Overseas Portfolio                       185,885       121,750       151,766        78,597        103,293      79,193
   Midcap Portfolio                          96,538        28,604        37,990           359

Variable Insurance Products Fund II:
   Asset Manager Portfolio                  155,318       119,739       158,305       129,095        146,117     117,834
   Investment Grade Bond Portfolio          173,290       129,222       147,562       123,640         86,071      52,884
   Index 500 Portfolio                      109,850        75,033       111,592        63,633        111,080      55,072
   Contrafund Portfolio                     529,288       308,715       581,041       258,098        386,745     163,454
   Asset Manager: Growth Portfolio          152,859        79,255       136,158        72,547        122,687      55,502

Variable Insurance Products Fund III:
   Balanced Portfolio                        67,729        39,140        56,502        27,838         60,029      19,428
   Growth & Income Portfolio                199,113       130,494       215,522       119,844        214,573      71,198
   Growth Opportunities Portfolio           200,260       136,084       225,980       116,266        218,119      87,815

American Century Variable
    Portfolios, Inc.:

   Balanced Portfolio                        75,748        30,954        49,891        32,572         47,097      13,854
   Capital Appreciation Portfolio           313,339       130,136       158,468        48,824         47,674      15,744
   International Portfolio                  478,128       222,416       399,420        99,227        213,741      97,215
   Value Portfolio                          287,833       140,807       166,258        71,763        141,795      64,329
   Income & Growth Portfolio                118,727        56,598       141,541        50,790         93,839      30,659

Massachusetts Financial
    Services Investment Manager:
   VIT Emerging Growth Portfolio            336,568       141,814       261,458        60,547         68,541      15,021
   VIT Investors Trust Portfolio             35,437        15,011        38,054        10,229         19,009       4,195
   VIT New Discovery Portfolio              200,314        81,391       177,149        38,224         19,618       4,724
   VIT Research Portfolio                   149,586        44,134        79,581        20,366         43,802      16,471

Lord, Abbett & Company:
   VC Growth & Income Portfolio             116,299        38,226        53,131        16,401         22,304       5,508
   VC Mid-Cap Value Portfolio               230,833        64,148        71,891         8,039            664           4
   VC International Portfolio                46,646        28,840        16,633         5,184            468           3

Fred Alger Management, Inc.:
   Growth Portfolio                          26,683         6,162         1,736            26
   MidCap Growth Portfolio                   84,537        18,048         8,036           296
   Leveraged AllCap Portfolio                72,514        27,291        16,695           563
   Small Capitalization Portfolio            24,210         9,287         1,446            34
                                       ------------- ------------- ------------- ------------- -------------- -----------

                                         15,435,463     9,725,255    14,278,609    13,543,406     12,923,024   9,430,326
                                       ------------- ------------- ------------- ------------- -------------- -----------



4.     Purchases and Sales of Investment Securities

       Transactions in units for the years ended December 31, 2001, 2000 and 1999 were as follows:

                                                        2001                    2000                     1999
                                               ----------------------- ------------------------ -----------------------
                  Portfolio                      Purchases     Sales     Purchases      Sales     Purchases     Sales

Variable Insurance Products Fund:
   Money Market Portfolio                         771,755     530,420     815,529      955,496     835,984     673,072
   High Income Portfolio                           96,272      79,138      86,666       73,713      98,630      71,545
   Equity-Income Portfolio                        361,660     201,112     327,330      246,257     415,808     205,107
   Growth Portfolio                               893,350     494,152     833,603      315,837     586,202     232,604
   Overseas Portfolio                             166,981     120,974     164,061       80,341     118,026      80,859
   Midcap Portfolio                               195,007      56,199      76,796          674

Variable Insurance Products Fund II:
   Asset Manager Portfolio                        110,693      79,682      91,881       84,537     104,912      82,952
   Investment Grade Bond Portfolio                138,012      98,760     123,540      109,893      79,703      46,610
   Index 500 Portfolio                            850,170     508,277     998,455      531,816     961,899     449,674
   Contrafund Portfolio                           655,261     370,353     688,714      325,142     531,099     207,814
   Asset Manager: Growth Portfolio                133,562      71,650     112,565       67,124     123,754      55,713

Variable Insurance Products Fund III:
   Balanced Portfolio                              70,514      42,591      58,963       30,339      68,029      21,901
   Growth & Income Portfolio                      166,195     116,472     189,359      113,336     217,555      68,882
   Growth Opportunities Portfolio                 285,404     188,080     291,637      161,811     323,436     127,242

American Century Variable
    Portfolios, Inc.:

   Balanced Portfolio                              36,096      16,253      26,097       17,205      22,428       7,567
   Capital Appreciation Portfolio                 140,449      76,278     137,694       40,430      41,391      13,397
   International Portfolio                        247,765     124,564     249,744       58,810     128,347      54,179
   Value Portfolio                                133,127      62,879      73,148       32,764      63,016      31,075
   Income & Growth Portfolio                       68,048      31,602      83,766       29,043      52,996      16,794

Massachusetts Financial Services
    Investment Manager:

   VIT Emerging Growth Portfolio                  532,830     227,120     430,927       97,094     115,425      23,198
   VIT Investors Trust Portfolio                   58,104      24,879      65,497       17,224      32,306       6,476
   VIT New Discovery Portfolio                    150,090      61,781     140,015       30,232      14,948       3,365
   VIT Research Portfolio                         187,111      59,334     118,678       30,439      68,564      24,701

Lord, Abbett & Company:
   VC Growth & Income Portfolio                   191,050      62,303      85,575       23,843      40,925      13,578
   VC Mid-Cap Value Portfolio                     212,969      58,085      66,754        7,510         634           4
   VC International Portfolio                      43,983      26,968      15,602        4,851         431           3

Fred Alger Management, Inc.:
   Growth Portfolio                               136,502      31,498      10,099          148
   MidCap Growth Portfolio                        176,206      40,985      28,262        1,030
   Leveraged AllCap Portfolio                     352,923     129,008      85,925        2,663
   Small Capitalization Portfolio                  70,468      26,848       4,263           97


5.     Net Assets

       Net assets at December 31, 2001, consisted of the following:

                                                                   Accumulated
                                                                 Net Investment          Net
                                                   Capital         Income and        Unrealized
                                                    Share         Net Realized      Appreciation
 Portfolio                                      Transactions          Gains        of Investments         Total

Variable Insurance Products Fund:
   Money Market Portfolio                       $  5,348,267       $   707,655   $                    $  6,055,922
   High Income Portfolio                           3,098,683           380,160          (929,104)        2,549,739
   Equity-Income Portfolio                        15,826,052         7,043,499        (1,061,391)       21,808,160
   Growth Portfolio                               35,511,808        20,626,276       (11,328,164)       44,809,920
   Overseas Portfolio                              5,463,598         2,342,109        (2,176,741)        5,628,966
   Midcap Portfolio                                2,025,557           (32,471)           75,957         2,069,043

Variable Insurance Products Fund II:
   Asset Manager Portfolio                         4,422,717         3,541,721          (791,222)        7,173,216
   Investment Grade Bond Portfolio                 1,934,730           450,870            60,533         2,446,133
   Index 500 Portfolio                            30,022,487         3,555,038        (4,270,897)       29,306,628
   Contrafund Portfolio                           23,275,793         4,995,535        (3,750,204)       24,521,124
   Asset Manager: Growth Portfolio                 4,573,748           879,569          (853,146)        4,600,171

Variable Insurance Products Fund III:
   Balanced Portfolio                              1,927,775            73,003           (88,036)        1,912,742
   Growth & Income Portfolio                       5,783,253           337,529          (581,735)        5,539,047
   Growth Opportunities Portfolio                  8,780,933          (332,478)       (1,496,666)        6,951,789

American Century Variable
     Portfolios, Inc.:

   Balanced Portfolio                                876,789            67,074           (54,882)          888,981
   Capital Appreciation Portfolio                  3,278,430           102,256          (763,981)        2,616,705
   International Portfolio                         7,076,978           548,949        (2,176,441)        5,449,486
   Value Portfolio                                 2,688,543           137,636           407,796         3,233,975
   Income & Growth Portfolio                       1,602,721           (42,987)         (133,000)        1,426,734

Massachusetts Financial Services
     Investment Manager:

   VIT Emerging Growth Portfolio                  11,973,055        (1,410,258)       (2,439,111)        8,123,686
   VIT Investors Trust Portfolio                   1,244,547            (9,559)         (144,999)        1,089,989
   VIT New Discovery Portfolio                     4,401,635          (123,532)         (110,399)        4,167,704
   VIT Research Portfolio                          3,455,210           196,527          (717,819)        2,933,918

Lord, Abbett & Company:
   VC Growth & Income Portfolio                    2,982,215           156,602           (23,393)        3,115,424
   VC Mid-Cap Value Portfolio                      3,223,430           149,749           198,818         3,571,997
   VC International Portfolio                        296,374           (91,083)          (19,244)          186,047

Fred Alger Management, Inc.:
   Growth Portfolio                                  872,122           (10,838)          (43,835)          817,449
   MidCap Growth Portfolio                         1,329,739           162,154          (180,260)        1,311,633
   Leveraged AllCap Portfolio                      2,204,892          (259,429)           (9,674)        1,935,789
   Small Capitalization Portfolio                    309,074           (35,803)           (2,921)          270,350
                                             ----------------  ----------------  ----------------   ---------------

                                                $195,811,155      $ 44,105,473     $ (33,404,161)     $206,512,467
                                             ----------------  ----------------  ----------------   ---------------


6.     Financial Highlights

                                                                      At December 31, 2001

                                                        ----------------------------------------------------
                                                             Units        Unit Fair Value       Net Assets
                                                             000's        Lowest to Highest        000's
Net assets represented by:
    Variable Insurance Products Fund:
      Money Market Portfolio                                 473,267     $ 10.96 to 18.33      $  6,055,922
      High Income Portfolio                                  221,299        6.77 to 19.23         2,549,739
      Equity-Income Portfolio                              1,075,529       10.20 to 44.92        21,808,160
      Growth Portfolio                                     2,023,189        7.26 to 54.25        44,809,920
      Overseas Portfolio                                     411,664        6.31 to 21.30         5,628,966
      Midcap Portfolio                                       214,930        9.60 to 10.32         2,069,043

    Variable Insurance Products Fund II:
      Asset Manager Portfolio                                352,556        9.12 to 27.66         7,173,216
      Investment Grade Bond Portfolio                        159,189       11.94 to 20.08         2,446,133
      Index 500 Portfolio                                  1,951,738        7.89 to 27.28        29,306,628
      Contrafund Portfolio                                 1,568,048        8.11 to 22.14        24,521,124
      Asset Manager: Growth Portfolio                        346,215        8.03 to 17.72         4,600,171

    Variable Insurance Products Fund III:
      Balanced Portfolio                                     154,149        9.33 to 12.72         1,912,742
      Growth & Income Portfolio                              392,820        8.71 to 14.75         5,539,047
      Growth Opportunities Portfolio                         667,236        7.03 to 10.85         6,951,789

    American Century Variable Portfolios, Inc.:
      Balanced Portfolio                                      69,364        9.30 to 13.08           888,981
      Capital Appreciation Portfolio                         210,366        7.76 to 13.74         2,616,705
      International Portfolio                                483,680        5.83 to 12.02         5,449,486
      Value Portfolio                                        206,111       13.20 to 16.28         3,233,975
      Income & Growth Portfolio                              130,094        8.11 to 11.24         1,426,734

    Massachusetts Financial Services:
      VIT Emerging Growth Series Portfolio                   736,262        5.29 to 11.57         8,123,686
      VIT Investors Trust Series Portfolio                   108,310        8.31 to 10.08         1,089,989
      VIT New Discovery Series Portfolio                     209,828        9.22 to 20.30         4,167,704
      VIT Research Series Portfolio                          280,754        7.42 to 10.68         2,933,918

    Lord, Abbett & Company:
      VC Growth & Income Portfolio                           223,756       10.69 to 14.07         3,115,424
      VC Mid-Cap Value Portfolio                             214,826       16.31 to 16.70         3,571,997
      VC International Portfolio                              28,194         5.18 to 6.62           186,047

    Fred Alger Management, Inc.:
      Growth Portfolio                                       114,955         7.10 to 8.74           817,449
      MidCap Growth Portfolio                                162,453         8.06 to 9.61         1,311,633
      Leveraged AllCap Portfolio                             307,177         6.26 to 9.08         1,935,789
      Small Capitalization Portfolio                          47,786         5.56 to 8.67           270,350


                                                                    For the Year Ended December 31, 2001

                                                        -------------------------------------------------------------
                                                          Investment        Expense Ratio          Total Return
                                                         Income Ratio     Lowest to Highest      Lowest to Highest
Net assets represented by:
    Variable Insurance Products Fund:
      Money Market Portfolio                                  3.91%        0.50% to 1.10%         2.98% to 3.59%
      High Income Portfolio                                  12.70%        0.50% to 1.10%       -12.67% to -12.19%
      Equity-Income Portfolio                                 1.62%        0.50% to 1.10%        -6.01% to -5.47%
      Growth Portfolio                                        0.07%        0.50% to 1.10%       -18.56% to -18.06%
      Overseas Portfolio                                      5.08%        0.50% to 1.10%       -22.04% to -21.61%
      Midcap Portfolio                                        0.00%        0.50% to 1.10%        -4.10% to -3.69%

    Variable Insurance Products Fund II:
      Asset Manager Portfolio                                 4.04%        0.50% to 1.10%        -5.14% to -4.60%
      Investment Grade Bond Portfolio                         4.27%        0.50% to 1.10%         7.26% to 7.86%
      Index 500 Portfolio                                     1.08%        0.50% to 1.10%       -13.07% to -12.53%
      Contrafund Portfolio                                    0.73%        0.50% to 1.10%       -13.21% to -12.70%
      Asset Manager: Growth Portfolio                         2.75%        0.50% to 1.10%        -8.38% to -7.81%

    Variable Insurance Products Fund III:
      Balanced Portfolio                                      3.33%        0.50% to 1.10%        -2.68% to -2.00%
      Growth & Income Portfolio                               1.25%        0.50% to 1.10%        -9.73% to -9.18%
      Growth Opportunities Portfolio                          0.35%        0.50% to 1.10%       -15.37% to -14.79%

    American Century Variable Portfolios, Inc.:
      Balanced Portfolio                                      2.36%        0.50% to 1.10%        -4.60% to -3.72%
      Capital Appreciation Portfolio                          0.00%        0.50% to 1.10%       -28.85% to -28.48%
      International Portfolio                                 0.08%        0.50% to 1.10%       -29.99% to -29.59%
      Value Portfolio                                         0.89%        0.50% to 1.10%        11.58% to 12.24%
      Income & Growth Portfolio                               0.77%        0.50% to 1.10%        -9.42% to -8.77%

    Massachusetts Financial Services:
      VIT Emerging Growth Series Portfolio                    0.00%        0.50% to 1.10%       -34.23% to -33.88%
      VIT Investors Trust Series Portfolio                    0.47%        0.50% to 1.10%       -16.86% to -16.40%
      VIT New Discovery Series Portfolio                      0.00%        0.50% to 1.10%        -6.10% to -5.44%
      VIT Research Series Portfolio                           0.01%        0.50% to 1.10%       -22.17% to -21.65%

    Lord, Abbett & Company:
      VC Growth & Income Portfolio                            0.69%        0.50% to 1.10%        -7.73% to -7.20%
      VC Mid-Cap Value Portfolio                              0.47%        0.50% to 1.10%         6.80% to 7.51%
      VC International Portfolio                              0.25%        0.50% to 1.10%       -27.50% to -27.04%

    Fred Alger Management, Inc.:
      Growth Portfolio                                        0.23%        0.50% to 1.10%       -12.56% to -12.30%
      MidCap Growth Portfolio                                 0.00%        0.50% to 1.10%        -7.36% to -7.00%
      Leveraged AllCap Portfolio                              0.00%        0.50% to 1.10%       -16.76% to -16.33%
      Small Capitalization Portfolio                          0.04%        0.50% to 1.10%       -30.15% to -29.86%


                                                                      2001                           2000
                                                           ----------------------------   ----------------------------
                                                               Value                          Value
                                                               Per                            Per
Net assets represented by:                                     Unit         Net Assets        Unit        Net Assets

    Variable Insurance Products Fund:
      Money Market Portfolio                                 $ 12.80      $  6,055,922      $ 12.91      $  2,994,767
      High Income Portfolio                                    11.52         2,549,739        13.57         2,769,834
      Equity-Income Portfolio                                  20.28        21,808,160        23.02        21,063,063
      Growth Portfolio                                         22.15        44,809,920        30.13        48,923,881
      Overseas Portfolio                                       13.67         5,628,966        18.66         6,824,791
      Midcap Portfolio                                          9.63         2,069,043        10.01           762,013

    Variable Insurance Products Fund II:
      Asset Manager Portfolio                                  20.35         7,173,216        22.83         7,340,554
      Investment Grade Bond Portfolio                          15.37         2,446,133        15.25         1,828,843
      Index 500 Portfolio                                      15.02        29,306,628        17.69        28,485,189
      Contrafund Portfolio                                     15.64        24,521,124        18.46        23,682,213
      Asset Manager: Growth Portfolio                          13.29         4,600,171        14.83         4,217,105

    Variable Insurance Products Fund III:
      Balanced Portfolio                                       12.41         1,912,742        12.69         1,601,392
      Growth & Income Portfolio                                14.10         5,539,047        15.63         5,361,211
      Growth Opportunities Portfolio                           10.42         6,951,789        12.30         7,012,526

    American Century Variable Portfolios, Inc.:
      Balanced Portfolio                                       12.82           888,981        13.23           655,058
      Capital Appreciation Portfolio                           12.44         2,616,705        17.88         2,614,605
      International Portfolio                                  11.27         5,449,486        16.21         5,843,591
      Value Portfolio                                          15.69         3,233,975        14.12         1,918,616
      Income & Growth Portfolio                                10.97         1,426,734        12.05         1,128,552

    Massachusetts Financial Services:
      VIT Emerging Growth Series Portfolio                     11.03         8,123,686        17.22         7,413,717
      VIT Investors Trust Series Portfolio                     10.06         1,089,989        12.09           907,718
      VIT New Discovery Series Portfolio                       19.86         4,167,704        21.05         2,558,124
      VIT Research Series Portfolio                            10.45         2,933,918        13.52         2,068,139

    Lord, Abbett & Company:
      VC Growth & Income Portfolio                             13.92         3,115,424        15.20         1,443,931
      VC Mid-Cap Value Portfolio                               16.63         3,571,997        15.48           927,688
      VC International Portfolio                                6.60           186,047         9.12           101,989

    Fred Alger Management, Inc.:
      Growth Portfolio                                          7.11           817,449         8.12            80,823
      MidCap Growth Portfolio                                   8.07         1,311,633         8.70           236,992
      Leveraged AllCap Portfolio                                6.30         1,935,789         7.52           625,949
      Small Capitalization Portfolio                            5.66           270,350         7.96            33,163


Midland National Life Insurance Company
Report on Audited Financial Statements at and for the Years Ended December 31, 2001, 2000 and 1999



Midland National Life Insurance Company
Index to Financial Statements



                                  Page(s)

Report of Independent Accountants                                   1

Balance Sheets                                                      2

Statements of Income                                                3

Statements of Stockholder's Equity                                  4

Statements of Cash Flows                                           5-6

Notes to Financial Statements                                     7-23

                        Report of Independent Accountants

The Board of Directors and Stockholder
Midland National Life Insurance Company:

In our opinion, the accompanying balance sheets and the related statements of income, stockholder's equity, and cash flows present fairly, in all material respects, the financial position of Midland National Life Insurance Company (the "Company") at December 31, 2001 and 2000, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 1 to the financial statements, the Company changed its method in accounting for derivative instruments in 2001 by adopting Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended by SFAS No. 137 and No. 138.






March 8, 2002

Midland National Life Insurance Company
Balance Sheets

At December 31, 2001 and 2000

(Amounts in thousands, except share and per share amounts)

                              ASSETS                                                      2001              2000

Investments:
    Fixed maturities                                                                  $4,391,779        $2,608,398
    Equity securities                                                                    223,868           396,109
    Policy loans                                                                         226,623           222,598
    Short-term investments                                                               289,281           201,858
    Other invested assets                                                                156,871            86,496
                                                                                 ----------------  ----------------

      Total investments                                                                5,288,422         3,515,459

Cash                                                                                      10,324             1,913
Accrued investment income                                                                 62,130            48,836
Deferred policy acquisition costs                                                        805,576           554,426
Present value of future profits of acquired businesses                                    15,221            18,573
Federal income tax asset                                                                  20,736             1,212
Other receivables and other assets                                                        21,824            15,426
Separate accounts assets                                                                 418,100           437,000
                                                                                 ----------------  ----------------

      Total assets                                                                    $6,642,333        $4,592,845
                                                                                 ----------------  ----------------

                      LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
    Policyholder account balances                                                     $4,323,608        $2,888,059
    Policy benefit reserves                                                              461,904           442,826
    Policy claims and benefits payable                                                    41,304            34,395
    Security lending liability                                                           457,926                 -
    Net amounts due to brokers                                                            91,786             6,844
    Other liabilities                                                                    147,851           115,344
    Separate account liabilities                                                         418,100           437,000
                                                                                 ----------------  ----------------

      Total liabilities                                                                5,942,479         3,924,468
                                                                                 ----------------  ----------------

Commitments and contingencies

Stockholder's equity:
    Common stock, $1 par value, 2,549,439 shares authorized,
        2,548,878 shares outstanding                                                       2,549             2,549
    Additional paid-in capital                                                            33,707            33,707
    Accumulated other comprehensive loss                                                 (31,568)          (16,106)
    Retained earnings                                                                    695,166           648,227
                                                                                 ----------------  ----------------

      Total stockholder's equity                                                         699,854           668,377
                                                                                 ----------------  ----------------

      Total liabilities and stockholder's equity                                      $6,642,333        $4,592,845
                                                                                 ----------------  ----------------


The accompanying notes are an integral part of the financial statements.

Midland National Life Insurance Company
Statements of Income

For the years ended December 31, 2001, 2000 and 1999
(Amounts in thousands, except share and per share amounts)

                                                                       2001             2000             1999

Revenues:
    Premiums                                                            $ 95,475        $ 102,663        $ 106,392
    Interest sensitive life and investment product charges               156,018          153,295          151,704
    Net investment income                                                267,960          235,739          225,642
    Net realized investment losses                                        (2,725)          (7,372)          (9,751)
    Net unrealized gains on derivative instruments                         2,753                -                -
    Net unrealized losses on trading securities                                -             (275)         (16,124)
    Other income                                                           5,963            6,393            4,691
                                                                   --------------  ---------------  ---------------

      Total revenue                                                      525,444          490,443          462,554
                                                                   --------------  ---------------  ---------------

Benefits and expenses:
    Benefits incurred                                                    154,314          148,750          139,943
    Interest credited to policyholder account balances                   162,779          133,563          127,786
                                                                   --------------  ---------------  ---------------

      Total benefits                                                     317,093          282,313          267,729
                                                                   --------------  ---------------  ---------------

Operating expenses (net of commissions and other
      expenses deferred)                                                  41,884           46,290           46,283
Amortization of deferred policy acquisition costs and
      present value of future profits of acquired businesses              59,131           60,368           65,695
                                                                   --------------  ---------------  ---------------

      Total benefits and expenses                                        418,108          388,971          379,707
                                                                   --------------  ---------------  ---------------

Income before income taxes and cumulative effect
      of a change in accounting principle                                107,336          101,472           82,847

Income tax expense                                                        37,385           36,539           29,004
                                                                   --------------  ---------------  ---------------

Income before cumulative effect of a change
      in accounting principle                                             69,951           64,933           53,843

Cumulative effect on prior years of change in
      accounting for derivative instruments                               (1,012)               -                -
                                                                   --------------  ---------------  ---------------

      Net income                                                        $ 68,939         $ 64,933         $ 53,843
                                                                   --------------  ---------------  ---------------


The accompanying notes are an integral part of the financial statements.

Midland National Life Insurance Company
Statements of Stockholder's Equity

For the years ended December 31, 2001, 2000 and 1999
(Amounts in thousands)

                                                                                  Accumulated
                                                      Additional                    Other                    Less       Total
                                             Common   Paid-in      Comprehensive  Comprehensive  Retained   Treasury  Stockholder's
                                             Stock    Capital      Income (Loss)  Income (Loss)  Earnings    Stock      Equity

Balance at December 31, 1998                 $2,549   $33,707                      $  26,826      $649,629   $ (178)  $  712,533

Comprehensive (loss):
   Net income                                                      $  53,843                        53,843                53,843
   Other comprehensive (loss):
     Net unrealized loss on
        available-for-sale investments                               (77,956)        (77,956)                            (77,956)
                                                                  -----------

     Total comprehensive (loss)                                    $ (24,113)
                                                                  -----------

Dividends paid on common stock                                                                     (60,000)              (60,000)
Retirement of treasury stock                                                                          (178)     178
                                            --------  --------                    -----------    ---------- --------  -----------

Balance at December 31, 1999                  2,549    33,707                        (51,130)      643,294        -      628,420

Comprehensive income:
   Net income                                                      $  64,933                        64,933                64,933
   Other comprehensive income:
     Net unrealized gain on
        available-for-sale investments                                35,024          35,024                              35,024
                                                                  -----------

     Total comprehensive income                                    $  99,957
                                                                  -----------

Dividends paid on common stock                                                                     (60,000)              (60,000)
                                            --------  --------                    -----------    ---------- --------  -----------

Balance at December 31, 2000                  2,549    33,707                        (16,106)      648,227        -      668,377

Comprehensive income:
   Net income                                                      $  68,939                        68,939                68,939
   Other comprehensive income:
     Net unrealized loss on
        available-for-sale investments
         and certain interest rate swaps                             (15,462)        (15,462)                            (15,462)
                                                                  -----------

     Total comprehensive income                                    $  53,477
                                                                  -----------

Dividends paid on common stock                                                                     (22,000)              (22,000)
                                            --------  --------                    -----------    ---------- --------  -----------

Balance at December 31, 2001                 $2,549   $33,707                     $  (31,568)     $695,166    $   -   $  699,854
                                            --------  --------                    -----------    ---------- --------  -----------


The accompanying notes are an integral part of the financial statements.

Midland National Life Insurance Company
Statements of Cash Flows

For the years ended December 31, 2001, 2000 and 1999
(Amounts in thousands)

                                                                             2001              2000              1999

Cash flows from operating activities:

    Net income                                                            $  68,939         $  64,933          $  53,843
    Adjustments to reconcile net income to net cash
        (used in) provided by operating activities:
      Amortization of deferred policy acquisition costs
           and present value of future profits of
           acquired businesses                                               59,131            60,368             65,695
      Net amortization of premiums and discounts on
           investments                                                       32,027            (4,150)            (1,948)
      Policy acquisition costs deferred                                    (283,282)         (151,930)           (66,199)
      Net realized investment losses                                          2,725             7,372              9,751
      Net unrealized gains on derivative instruments                         (2,753)                -                  -
      Net unrealized losses on trading securities                                 -               275             16,124
      Cumulative effect of accounting change                                  1,012                 -                  -
      Net proceeds from (cost of) trading securities                              -                 -             15,011
      Deferred income taxes                                                    (151)           (4,577)            (2,808)
      Net interest credited and product charges on
           universal life and investment policies                            28,009           (27,046)           (32,140)
      Changes in other assets and liabilities:
        Net receivables                                                     (12,018)          (10,120)           (21,756)
        Net payables                                                         13,607            45,052             (6,926)
        Policy benefits                                                      17,483            14,033             13,555
        Other                                                                 1,212               455               (646)
                                                                     ---------------   ---------------   ----------------

      Net cash (used in) provided by operating activities                   (74,059)           (5,335)            41,556
                                                                     ---------------   ---------------   ----------------

Cash flows from investing activities:
    Proceeds from investments sold, matured or repaid:

      Fixed maturities                                                    1,628,781           571,872            957,817
      Equity securities                                                     263,191           295,377            183,458
      Other invested assets                                                  11,709            12,371                535
    Cost of investments acquired:
      Fixed maturities                                                   (3,469,665)       (1,018,000)          (927,119)
      Equity securities                                                     (78,270)         (305,655)          (294,286)
      Other invested assets                                                (114,619)          (21,167)           (28,498)
    Net change in policy loans                                               (4,025)           (5,586)            (3,745)
    Net change in short-term investments                                    (87,423)          (99,029)           178,114
    Net change in security lending                                          457,926                 -            (50,500)
    Net change in amounts due to brokers                                     84,942                 -                  -
                                                                     ---------------   ---------------   ----------------

      Net cash (used in) provided by investing activities                (1,307,453)         (569,817)            15,776
                                                                     ---------------   ---------------   ----------------


Cash flows from financing activities:
    Receipts from universal life and investment
        products                                                         $1,714,938        $1,003,901          $ 355,962
    Benefits paid on universal life and investment
        products                                                           (303,015)         (368,941)          (351,943)
    Dividends paid on common stock                                          (22,000)          (60,000)           (60,000)
                                                                     ---------------   ---------------   ----------------

      Net cash provided by (used in) financing activities                 1,389,923           574,960            (55,981)
                                                                     ---------------   ---------------   ----------------

Increase (decrease) in cash                                                   8,411              (192)             1,351

Cash at beginning of year                                                     1,913             2,105                754
                                                                     ---------------   ---------------   ----------------

Cash at end of year                                                       $  10,324          $  1,913           $  2,105
                                                                     ---------------   ---------------   ----------------


Supplemental disclosures of cash flow information:
    Cash paid during the year for:

      Interest                                                              $    50           $    73            $    96
      Income taxes, paid to parent                                           48,038            26,196             36,976


Midland National Life Insurance Company
Notes to Financial Statements

(Amounts in thousands)


1.     Summary of Significant Accounting Policies

       Organization

       Midland National Life Insurance Company ("Midland" or the "Company") is a wholly-owned subsidiary of Sammons Enterprises, Inc. ("SEI"). Midland operates predominantly in the individual life and annuity business of the life insurance industry. The Company is licensed to operate in 49 states and the District of Columbia.

       Basis of Presentation

       In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the balance sheet and revenues and expenses for the period. Actual results could differ significantly from those estimates.

       The Company is subject to the risk that interest rates will change and cause a decrease in the value of its investments. To the extent that fluctuations in interest rates cause the cash flows and duration of assets and liabilities to differ, the Company may have to sell assets prior to their maturity and realize a loss.

       Investments

       The Company is required to classify its fixed maturity investments (bonds and redeemable preferred stocks) and equity securities (common and nonredeemable preferred stocks) into three categories: securities that the Company has the positive intent and the ability to hold to maturity are classified as "held-to-maturity"; securities that are held for current resale are classified as "trading securities"; and securities not classified as held-to-maturity or as trading securities are classified as "available-for-sale." Investments classified as trading or available-for-sale are required to be reported at fair value in the balance sheet. The Company currently has no securities classified as held-to-maturity or trading.

       Trading securities are held for resale in anticipation of short-term market movements. Gains and losses on these securities, both realized and unrealized, are included in the determination of net income. Net cost of or proceeds from trading securities are included in operating activities in the statements of cash flows.

       Available-for-sale securities are classified as such if not considered trading securities or if there is not the positive intent and ability to hold the securities to maturity. Such securities are carried at market value with the unrealized holding gains and losses included as other comprehensive income in stockholder's equity, net of related adjustments to deferred policy acquisition costs, deferred income taxes and the accumulated unrealized holding gains (losses) on securities sold which are released into income as realized investment gains (losses). Cash flows from available-for-sale security transactions are included in investing activities in the statements of cash flows.

       For CMO's and mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security. This adjustment is included in net investment income.

       Policy loans and other invested assets are carried at unpaid principal balances. Short-term investments are carried at amortized cost, which approximates fair value.

       Investment income is recorded when earned. Realized gains and losses are determined on the basis of specific identification of the investments.

       When a decline in value of an investment is determined to be other than temporary, the specific investment is carried at estimated realizable value and its original book value is reduced to reflect this impairment. Such reductions in book value are recognized as realized investment losses in the period in which they were written down.

       Recognition of Traditional Life Revenue and Policy Benefits

       Traditional life insurance products include those products with fixed and guaranteed premiums and benefits. Life insurance premiums, which comprise the majority of premium revenues, are recognized as premium income when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts. This association is accomplished by means of the provision for policy benefit reserves and the amortization of deferred policy acquisition costs.

       Liabilities for future policy benefits for traditional policies generally are computed by the net level premium method based on estimated future investment yield, mortality, morbidity, and withdrawals which were appropriate at the time the policies were issued or acquired. Interest rate assumptions range primarily from 6.25% to 11.25%.

       Recognition of Revenue and Policy Benefits for Interest Sensitive Life Insurance Products and Investment Contracts (Interest Sensitive Policies)

       Interest sensitive policies are issued on a periodic and single premium basis. Amounts collected are credited to policyholder account balances. Revenues from interest sensitive policies consist of charges assessed against policyholder account balances for the cost of insurance, policy administration, and surrender charges. Revenues also include investment income related to the investments which support the policyholder account balances. Policy benefits and claims that are charged to expense include benefits incurred in the period in excess of related policyholder account balances. Benefits also include interest and equity index amounts credited to the account balances.

       Policy reserves for universal life and other interest sensitive life insurance and investment contracts are determined using the retrospective deposit method. Policy reserves consist of the policyholder deposits and credited interest less withdrawals and charges for mortality, administrative, and policy expenses. Interest crediting rates ranged primarily from 2.75% to 6.25% in 2001, 2.75% to 7.5% in 2000 and 2.75% to
       6.5% in 1999. For certain contracts, these crediting rates extend for periods in excess of one year.

       Accounting for Derivatives Instruments

       Effective January 1, 2001, the Company adopted Statement of Financial Accounting Standards ("SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended by SFAS nos. 137 and 138.

       SFAS No. 133 requires that all derivatives be carried on the balance sheet at fair value, with certain changes in fair value reflected in other comprehensive income (for those derivatives designated as "hedges") while other changes in derivative fair value are reflected in the statement of income. The Company uses derivatives to manage its policy obligation and investment risks.

       The Company has sold approximately $963,000 of annuity policies that have a policyholder return tied to a major equity market index. In order to fund these benefits the Company has invested in over-the-counter index
       (call) options which compensate the Company for any appreciation over the strike price and offsets the corresponding increase in the policyholder obligation. The Company classifies these derivative investments as "Other Invested Assets" and amortizes the cost against investment income over the term of the option. In accordance with SFAS No. 133, the Company adjusted the carrying value of the options from amortized cost to market with any change reflected as an unrealized gain (loss) in the statement of income. When the option matures, any value received by the Company is reflected as investment income ($1,169 in 2001 and $396 in 2000) offset by the amount credited to the policyholder ($1,085 in 2001 and $427 in 2000). The following relates to the options owned as of December 31, 2001:

               Notional amount                              $ 959,000
               Amortized cost                                $ 25,758
               Estimated fair value                          $ 27,445

       SFAS No. 133 requires that the fair value changes of the derivatives embedded in "Equity Indexed Products" be reflected in the statement of income. The following summarizes the impacts of these derivatives in the statement of income:


                                             January 1,          December 31,      Change
Gain (Loss) in Fair Value                      2001              2001            During 2001

Change in investment values                     $(4,805)         $ 1,687            $ 6,492
Change in liability values                         (384)          (4,123)            (3,739)
                                            ------------      -----------       ------------

      Change in derivative/option values         (5,189)          (2,436)             2,753

Offset to deferred acquisition costs              3,632            1,705             (1,927)
Offset to federal income taxes                      545              256               (289)
                                            ------------      -----------       ------------

      Net impact                                $(1,012)          $ (475)            $  537
                                            ------------      -----------       ------------



       The impact as of January 1 is reflected as a change in accounting. The changes in 2001 are reflected in the statement of income in their respective components of income.


       The fair value of the investment in call options is based upon quoted market prices. The fair value of the embedded options related to the policyholder obligations (liability values) is based upon current and expected index levels and returns as well as general policyholder behavior, primarily lapses and withdrawals. These projected benefit values are discounted to the current date using the current risk free rate consistent with the duration of the liability. This value is then compared to the carrying value of the liability to calculate any gain or loss which is reflected in the statement of income as an unrealized gain or loss on derivative instruments. To the extent that these changes in values impact the earnings pattern of the product and thus the amortization pattern of the deferred acquisition costs, we have reflected an adjustment to the amortization of deferred acquisition costs.

       The Company has a number of investments which pay interest on a variable rate tied to a major interest rate index. The Company has entered into an interest rate swap which effectively converts the variable cash flows to fixed over the life of the swap. This swap pays the Company a fixed rate while the Company is obligated to pay a variable rate. The swap is part of the Company's overall risk and asset-liability management strategy by reducing the volatility cash flows and providing a better match to the characteristics of the Company's liabilities.

               Notional amount                            $ 250,000
               Fixed rate to receive                          5.91%
               Current variable rate to pay                   1.98%

       This swap is accounted for as a cash-flow hedge with the change in fair value reflected in other comprehensive income. As this swap was entered into during 2001, there is no change in accounting as of the beginning of year related to this investment.

                                                           December 31,
        Gain in Fair Value                                     2001

        Change in swap value                                   $ 489
        Offset to deferred acquisition costs                       -
        Offset to federal income taxes                          (171)
                                                            ----------

          Net impact to other comprehensive income            $  318
                                                            ----------

       Deferred Policy Acquisition Costs

       Policy acquisition costs which vary with, and are primarily related to the production of new business, have been deferred to the extent that such costs are deemed recoverable from future profits. Such costs include commissions, policy issuance, underwriting, and certain variable agency expenses.

       Deferred costs related to traditional life insurance are amortized over the estimated premium paying period of the related policies in proportion to the ratio of annual premium revenues to total anticipated premium revenues.

       Deferred costs related to interest sensitive policies are being amortized over the lives of the policies (up to 25 years) in relation to the present value of actual and estimated gross profits subject to regular evaluation and retroactive revision to reflect actual emerging experience. Policy acquisition costs deferred and amortized for years ended December 31 are as follows:

                                                                   2001             2000             1999

Deferred policy acquisition costs, beginning
      of year                                                   $ 554,426        $ 493,914        $ 417,164

Offset to losses on derivative instruments -
      January 1, 2001                                               3,632                -                -
Commissions deferred                                              256,334          133,330           54,348
Underwriting and acquisition expenses deferred                     26,948           18,600           11,851
Change in offset to unrealized losses                              20,015          (35,950)          68,557
Amortization                                                      (55,779)         (55,468)         (58,006)
                                                            --------------   --------------  ---------------

Deferred policy acquisition costs, end of year                  $ 805,576        $ 554,426        $ 493,914
                                                            --------------   --------------  ---------------

       To the extent that unrealized gains and losses on available-for-sale securities would result in an adjustment to the amortization pattern of deferred policy acquisition costs or present value of future profits of acquired businesses had those gains or losses actually been realized, the adjustments are recorded directly to stockholder's equity through other comprehensive income as an offset to the unrealized gains or losses.

       Present Value of Future Profits of Acquired Businesses

       The present value of future profits of acquired businesses ("PVFP") represents the portion of the purchase price of blocks of businesses which is allocated to the future profits attributable to the insurance in force at the dates of acquisition. The PVFP is amortized in relationship to the actual and expected emergence of such future profits. The composition of the PVFP for the years ended December 31 is summarized below:




                                                                2001             2000             1999

Balance at beginning of year                                     $ 18,573         $ 23,473         $ 31,162

Amortization                                                       (3,352)          (4,900)          (7,689)
                                                            --------------   --------------  ---------------

Balance at end of year                                           $ 15,221         $ 18,573         $ 23,473
                                                            --------------   --------------  ---------------


       Retrospective adjustments of these amounts are made periodically upon the revision of estimates of current or future gross profits on universal life-type products to be realized from a group of policies. Recoverability of the PVFP is evaluated periodically by comparing the current estimate of future profits to the unamortized asset balance.

       Based on current conditions and assumptions as to future events, the Company expects to amortize approximately 18% of the December 31, 2001 balance of PVFP in 2002, 15% in 2003, 12% in 2004, 10% in 2005, and 8% in
       2006. The interest rates used to determine the amortization of the PVFP purchased ranged from 5.5% to 6.5%.

       Policy Claims and Benefits Payable

       The liability for policy claims and benefits payable includes provisions for reported claims and estimates for claims incurred but not reported, based on the terms of the related policies and contracts and on prior experience. Claim liabilities are necessarily based on estimates and are subject to future changes in claim severity and frequency. Estimates are periodically reviewed and adjustments to such liabilities are reflected in current operations.

       Federal Income Taxes

       The Company is a member of SEI's consolidated United States federal income tax group. The policy for intercompany allocation of federal income taxes provides that the Company compute the provision for federal income taxes on a separate return basis. The Company makes payment to, or receives payment from, SEI in the amount they would have paid to, or received from, the Internal Revenue Service had they not been members of the consolidated tax group. The separate Company provisions and payments are computed using the tax elections made by SEI.

       Deferred tax liabilities and assets are recognized based upon the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.

       Separate Account

       Separate account assets and liabilities represent funds held for the exclusive benefit of variable universal life and annuity contractholders. Fees are received for administrative expenses and for assuming certain mortality, distribution and expense risks. Operations of the separate accounts are not included in these financial statements.

       Comprehensive Income

       The Company follows the reporting concept of "Comprehensive Income" which requires the reporting of comprehensive income in addition to net income from operations. Comprehensive income is a more inclusive financial reporting methodology that includes disclosure of certain financial information that historically has not been recognized in the calculation of net income. Comprehensive income for the Company includes net income and unrealized gains and losses (other comprehensive income) on available-for-sale securities. In addition, certain interest rate swaps are accounted for as cash-flow hedges with the change in the fair value of the swap reflected in other comprehensive income.

       Security Lending

       The Company periodically enters into agreements to sell and repurchase securities. Securities out on loan are required to be 100% collateralized. There were $415,000 and $0, respectively, of such agreements outstanding as of December 31, 2001 and 2000.

       Reclassification

       Certain items in the 2000 and 1999 financial statements have been reclassified to conform to the 2001 presentation.

2.     Fair Value of Financial Instruments

       The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

       Cash, Short-Term Investments, Policy Loans and Other Invested Assets

       The carrying amounts reported in the balance sheets for these instruments approximate their fair values.

       Investment Securities

       Fair value for fixed maturity securities (including redeemable preferred stocks) are based on quoted market prices, where available. For fixed maturities not actively traded, fair values are estimated using values obtained from independent pricing services. In some cases, such as private placements and certain mortgage-backed securities, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value of equity securities are based on quoted market prices.

       Investment-Type Insurance Contracts

       Fair values for the Company's liabilities under investment-type insurance contracts are estimated using two methods. For those contracts without a defined maturity, the fair value is estimated as the amount payable on demand (cash surrender value). For those contracts with known maturities, fair value is estimated using discounted cash flow calculations using interest rates currently being offered for similar contracts with maturities consistent with the contracts being valued.

       These fair value estimates are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in some cases, could not be realized in the immediate settlement of the instruments. Certain financial liabilities (including non investment-type insurance contracts) and all non-financial instruments are excluded from the disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

       The carrying value and estimated fair value of the Company's financial instruments are as follows:

                                              December 31, 2001                   December 31, 2000
                                      ----------------------------------  ----------------------------------
                                           Carrying          Estimated         Carrying          Estimated
                                             Value          Fair Value           Value          Fair Value

Financial assets:
    Fixed maturities, available-
        for-sale                           $4,391,779        $4,391,779        $2,608,398        $2,608,398
    Equity securities, available-
        for-sale                              223,868           223,868           396,109           396,109

    Policy loans                              226,623           226,623           222,598           222,598
    Short-term investments                    289,281           289,281           201,858           201,858
    Other invested assets                     156,871           156,871            86,496            86,496

Financial liabilities:
    Investment-type insurance
        contracts                           2,788,781         2,402,067         1,395,626         1,258,609


3.     Investments and Investment Income

       Fixed Maturities and Equity Security Investments

       The amortized cost and estimated fair value of fixed maturities and equity securities classified as available-for-sale are as follows:

                                                                       December 31, 2001

                                                  ------------------------------------------------------------
                                                                     Gross          Gross
                                                                   Unrealized     Unrealized      Estimated
                                                    Amortized       Holding        Holding          Fair
                                                      Cost           Gains          Losses          Value

Fixed maturities:
    U.S. Treasury and other U.S. Government
        corporations and agencies                    $  822,973      $  4,107       $  33,283      $  793,797
    Corporate securities                              2,377,107        35,052          87,147       2,325,012
    Mortgage-backed securities                        1,252,541        10,927           9,431       1,254,037
    Other debt securities                                18,477           472              16          18,933
                                                  --------------   -----------   -------------  --------------

    Total fixed maturities                            4,471,098        50,558         129,877       4,391,779

Equity securities                                       226,063         8,826          11,021         223,868
                                                  --------------   -----------   -------------  --------------

    Total available-for-sale                        $ 4,697,161      $ 59,384       $ 140,898     $ 4,615,647
                                                  --------------   -----------   -------------  --------------


                                                                     December 31, 2000

                                                  ------------------------------------------------------------
                                                                     Gross          Gross
                                                                   Unrealized     Unrealized      Estimated
                                                    Amortized       Holding        Holding          Fair
                                                      Cost           Gains          Losses          Value

Fixed maturities:
    U.S. Treasury and other U.S. Government
        corporations and agencies                    $  129,243      $  9,195         $    54      $  138,384
    Corporate securities                              1,571,682        29,799          75,109       1,526,372
    Mortgage-backed securities                          928,398        10,366          10,186         928,578
    Other debt securities                                14,860           224              20          15,064
                                                  --------------   -----------   -------------  --------------

    Total fixed maturities                            2,644,183        49,584          85,369       2,608,398

Equity securities                                       397,546        21,768          23,205         396,109
                                                  --------------   -----------   -------------  --------------

    Total available-for-sale                        $ 3,041,729      $ 71,352       $ 108,574     $ 3,004,507
                                                  --------------   -----------   -------------  --------------



       The cost of the equity securities classified as trading securities was $84,509 at December 31, 1999. During 2001 and 2000, the Company did not acquire any securities which it classified as trading securities. In the fourth quarter of 2000 the Company determined that the remaining securities designated as trading securities were no longer held for current resale and as a result reclassified these securities as available-for-sale securities at the market value on the date of transfer of $45,606. The Company had previously reflected the unrealized gains and losses related to these securities in the determination of net income.

       The unrealized depreciation on the available-for-sale securities in 2001 and 2000 is reduced by deferred policy acquisition costs and deferred income taxes and is reflected as accumulated other comprehensive income in the statements of stockholder's equity:

                                                     2001             2000

Net unrealized depreciation                        $ (81,024)       $ (37,222)
Deferred policy acquisition costs                     32,458           12,443
Deferred income taxes                                 16,998            8,673
                                               --------------  ---------------

      Accumulated other comprehensive loss         $ (31,568)       $ (16,106)
                                               --------------  ---------------


       The other comprehensive loss is comprised of the change in unrealized gains (losses) on available-for-sale fixed maturities, equity security investments and other invested assets (certain interest rate swaps) arising during the period less the realized losses included in income, deferred policy acquisition costs and deferred income taxes as follows:

                                                                      2001           2000            1999

Unrealized holding (losses) gains arising in the current period:

    Fixed maturities                                               $(59,692)      $ 60,815        $(155,733)
    Equity securities                                                12,680         21,644          (42,539)
    Other invested assets - interest rate swaps                         489              -                -
    Less reclassification adjustment for losses
        released into income                                          2,721          7,374            9,783
    Less DAC impact                                                  20,015        (35,950)          68,557
    Less deferred income tax effect                                   8,325        (18,859)          41,976
                                                               -------------  -------------  ---------------

      Net other comprehensive (loss) income                        $(15,462)      $ 35,024        $ (77,956)
                                                               -------------  -------------  ---------------



       The amortized cost and estimated fair value of available-for-sale fixed maturities at December 31, 2001, by contractual maturity, are as follows. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                               Amortized         Estimated
                                                                                  Cost           Fair Value

Due in one year or less                                                         $  69,187         $  66,532
Due after one year through five years                                             592,922           596,595
Due after five years through ten years                                          1,219,726         1,162,322
Due after ten years                                                             1,336,722         1,312,293
Securities not due at a single maturity date (primarily
      mortgage-backed securities)                                               1,252,541         1,254,037
                                                                          ----------------  ----------------

      Total fixed maturities                                                   $4,471,098        $4,391,779
                                                                          ----------------  ----------------


       Investment Income and Investment (Losses) Gains
       Major categories of investment income are summarized as follows:

                                                                    2001             2000             1999

Gross investment income:
    Fixed maturities                                            $ 239,652        $ 185,212        $ 168,511
    Equity securities                                              30,620           36,727           31,366
    Policy loans                                                   16,734           16,237           15,913
    Short-term investments                                         12,238           11,241           10,690
    Other invested assets                                          10,946            1,989            3,202
                                                            --------------   --------------  ---------------

      Total gross investment income                               310,190          251,406          229,682

Amortization of investment options                                 34,216           10,200                -
Investment expenses                                                 8,014            5,467            4,040
                                                            --------------   --------------  ---------------

      Net investment income                                     $ 267,960        $ 235,739        $ 225,642
                                                            --------------   --------------  ---------------



       The major categories of investment gains and losses reflected in the income statement are summarized as follows:

                                     2001                   2000                           1999
                                 --------------  ----------------------------  ------------------------------
                                                                Unrealized -                   Unrealized -
                                                                 Trading                         Trading
                                   Realized       Realized      Securities       Realized       Securities

Fixed maturities                      $(16,158)      $(5,404)                       $ (3,668)
Equity securities                       13,437        (1,970)       $  (275)          (6,115)      $(16,124)
Other                                       (4)            2              -               32              -
                                 --------------  ------------  -------------   --------------  -------------


Net investment losses                 $ (2,725)      $(7,372)       $  (275)        $ (9,751)      $(16,124)
                                 --------------  ------------  -------------   --------------  -------------


       The Company sold most of its investments in Enron bonds and recorded a pre-tax realized loss of approximately $28,000; which offset gains taken on other securities during 2001.

       Proceeds from the sale of available-for-sale securities and the gross realized gains and losses on these sales (excluding maturities, calls and prepayments) during 2001, 2000, and 1999 were as follows:

                                   2001                         2000                        1999
                         ---------------------------  --------------------------  --------------------------
                            Fixed                        Fixed                       Fixed
                         Maturities       Equity      Maturities      Equity      Maturities      Equity

Proceeds from sales      $ 1,338,697      $ 254,900     $ 433,163     $ 267,944     $ 629,645     $ 168,763
Gross realized gains          39,384         18,314         7,356         8,926         4,579         1,514
Gross realized losses        (58,371)        (9,287)       (1,140)       (7,035)       (8,443)       (3,265)


       Credit Risk Concentration

       The Company generally strives to maintain a diversified invested assets portfolio. Other than investments in U.S. Government or U.S. Government Agency or Authority, the Company had no investments in one entity which exceeded 10% of stockholder's equity at December 31, 2001, except for the following investments with the following carrying values:

               Skylonda Valley Trust 200101 Class A                 $ 76,000
               Gotham Peninsula Trust 2001-1 Class A                $ 75,000
               North Landing Trust 2001-1 Class A                   $ 75,000
               Ridge River Trust 2001-1 Class A                     $ 75,000
               Montecito Peak Trust 2001-1 Class A                  $ 71,000

       Other

       At December 31, 2001 and 2000, securities amounting to $3,805 and $4,191, respectively, were on deposit with regulatory authorities as required by law.

4.     Income Taxes

       The significant components of the provision for federal income taxes are as follows:

                                                                      2001           2000            1999

Current                                                             $ 37,536        $ 41,116       $ 31,812
Deferred                                                                (151)         (4,577)        (2,808)
                                                                -------------  --------------  -------------

      Total federal income tax expense                              $ 37,385        $ 36,539       $ 29,004
                                                                -------------  --------------  -------------


       Income tax expense differs from the amounts computed by applying the U.S.
       Federal income tax rate of 35% to income before income taxes as follows:


                                                                      2001           2000            1999

At statutory federal income tax rate                                $ 37,567        $ 35,515       $ 28,997
Dividends received deductions                                           (701)         (1,207)          (522)
Other, net                                                               519           2,231            529
                                                                -------------  --------------  -------------

      Total federal income tax expense                              $ 37,385        $ 36,539       $ 29,004
                                                                -------------  --------------  -------------



       The federal income tax asset as of December 31 is comprised of the following:

                                                                           2001             2000

Net deferred income tax asset                                             $ 18,055         $  9,033
Income taxes currently (receivable) payable                                  2,681           (7,821)
                                                                     --------------  ---------------

      Federal income tax asset                                            $ 20,736         $  1,212
                                                                     --------------  ---------------


       The tax effects of temporary differences that give rise to significant portions of the deferred income tax assets and deferred income tax liabilities at December 31 are as follows:




                                                                           2001             2000
Deferred income tax assets:
    Policy liabilities and reserves                                      $ 200,542        $ 131,756
    Investments                                                             40,913           21,453
    Other, net                                                               6,459            3,984
                                                                     --------------  ---------------

      Total gross deferred income tax assets                               247,914          157,193
                                                                     --------------  ---------------

Deferred income tax liabilities:
    Present value of future profits of acquired business                    (5,327)          (6,501)
    Deferred policy acquisition costs                                     (224,532)        (141,659)
                                                                     --------------  ---------------

      Total deferred income tax liabilities                               (229,859)        (148,160)
                                                                     --------------  ---------------

      Net deferred income tax asset                                       $ 18,055         $  9,033
                                                                     --------------  ---------------



       Prior to 1984, certain special deductions were allowed life insurance companies for federal income tax purposes. These special deductions were accumulated in a memorandum tax account designated as "Policyholders' Surplus." Such amounts will usually become subject to tax at the then current rates only if the accumulated balance exceeds certain maximum limitations or certain cash distributions are deemed to be paid out of this account. As a result of an Internal Revenue Service examination with respect to a prior period transaction, approximately $8,000 was treated as a deemed payment from this memorandum account in 2000. It is management's opinion that further deemed payments from this account are not likely to occur. Accordingly, no provision for income tax has been made on the approximately $57,900 balance in the policyholders' surplus account at December 31, 2001.


5.     Reinsurance

       The Company is involved in both the cession and assumption of reinsurance with other companies. Reinsurance premiums and claims ceded and assumed for the years ended December 31 are as follows:

                                  2001                         2000                          1999
                       ---------------------------  ----------------------------  ---------------------------
                          Ceded         Assumed        Ceded          Assumed        Ceded         Assumed

Premiums                 $ 42,760       $ 6,026       $ 33,355        $ 5,246       $ 20,244       $ 4,910

Claims                     19,225         5,946         17,607          4,987         10,529         4,777




       The Company generally reinsures the excess of each individual risk over $500 on ordinary life policies in order to spread its risk of loss. Certain other individual health contracts are reinsured on a policy-by-policy basis. The Company remains contingently liable for certain of the liabilities ceded in the event the reinsurers are unable to meet their obligations under the reinsurance agreement.

       Premiums, interest sensitive life and investment product charges, and benefits incurred are stated net of the amounts of premiums and claims assumed and ceded. Policyholder account balances, policy benefit reserves, and policy claims and benefits payable are reported net of the related reinsurance receivables. These receivables are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts.

6.     Statutory Financial Data and Dividend Restrictions

       In 1999, the Company redomesticated in Iowa and its statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the insurance department of the domiciliary state. "Prescribed" statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the National Association of Insurance Commissioners ("NAIC"). "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed. Such practices differ from state to state and company to company.

       Generally, the net assets of the Company available for distribution to its stockholders are limited to the amounts by which the net assets, as determined in accordance with statutory accounting practices, exceed minimum regulatory statutory capital requirements. All payments of dividends or other distributions to stockholders are subject to approval by regulatory authorities. The maximum amount of dividends which can be paid by the Company during any 12-month period, without prior approval of the insurance commissioner, is limited according to statutory regulations and is a function of statutory equity and statutory net income (generally, the greater of statutory-basis net gain from operations or 10% of prior year-end statutory-basis surplus). The Company paid statutory stockholder dividends of $22,000 and $60,000 in 2001 and 2000, respectively. Dividends payable in 2002 up to $73,000 will not require prior approval of regulatory authorities.

       The statutory net income of the Company for the years ended December 31, 2001 and 2000 is approximately $52,000 and $64,000, respectively, and capital and surplus at December 31, 2001 and 2000 is approximately $457,000 and $365,000, respectively, in accordance with statutory accounting principles.

       The Iowa Insurance Department has adopted the NAIC's Codification of Statutory Accounting Principles guidance, which is effective January 1, 2001. The Company has reported the effect of the adoption will be a net increase in surplus of $24,594, primarily as a result of the recording of deferred income taxes and eliminating the cost of collections liability.

7.     Employee Benefits

       The Company participates in qualified pensions and other postretirement benefit plans sponsored by SEI. The Company also provides certain postretirement health care and life insurance benefits for eligible active and retired employees through a defined benefit plan. The following table summarizes the benefit obligations, the fair value of plan assets and the funded status as of December 31, 2001 and 2000. The amounts reflect an allocation of the Company's portion of the SEI plan:

                                                          Pension Benefits             Other Benefits

                                                     ---------------------------  --------------------------
                                                         2001          2000          2001          2000

Benefit obligation at December 31                        $ 11,016       $ 9,012        $  878       $ 1,218
Fair value of plan assets at December 31                    3,563         3,754             -             -
                                                     -------------  ------------  ------------  ------------

Funded status at December 31                             $ (7,453)      $(5,258)       $ (878)      $(1,218)
                                                     -------------  ------------  ------------  ------------

Accrued benefit liability recognized in
      financial statements                                $ 2,734       $ 2,034       $ 1,576       $ 1,648
                                                     -------------  ------------  ------------  ------------



       The Company's postretirement benefit plan is not funded; therefore, it has no plan assets. The amounts of contributions made to and benefits paid from the plan are as follows:


                                                          Pension Benefits             Other Benefits

                                                     ---------------------------  --------------------------
                                                         2001          2000          2001          2000

Employer contributions                                     $  360         $   -        $  105        $  112
Employee contributions                                      $   -         $   -         $  50         $  54
Benefit payments                                           $  201        $  173        $  156        $  166


       The following table provides the net periodic benefit cost for the years ended 2001, 2000, and 1999:

                                                 Pension Benefits                    Other Benefits

                                         ---------------------------------  --------------------------------
                                           2001        2000        1999       2001        2000       1999

Net periodic benefit costs                 $ 1,052       $742        $676       $ 34        $110       $123
                                         ----------  ---------   ---------  ---------   ---------  ---------



       The assumptions used in the measurement of the Company's benefit obligations are shown in the following table:

                                                              Pension Benefits           Other Benefits

                                                           -----------------------   -----------------------
                                                              2001        2000         2001         2000

Weighted-average assumptions as of
      December 31:

    Discount rate                                            7.25%        7.50%        7.25%        7.50%
    Expected return on plan assets                           8.75%        8.75%         N/A          N/A
    Rate of compensation increase                            4.25%        4.25%         N/A          N/A




       For measurement purposes, a 5.75% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2001. The rate was assumed to decrease gradually each year to a rate of 4.5% for 2006 and remain at that level thereafter.

       The Company also participates in a noncontributory Employee Stock Ownership Plan ("ESOP") which is qualified as a stock bonus plan. All employees are eligible to participate in this plan upon satisfying eligibility requirements. The ESOP is sponsored by SEI. Each year the Company makes a contribution to the ESOP as determined by the Board of SEI. The contributions to the ESOP for 2001, 2000, and 1999 were $1,392, $1,191, and $1,375, respectively. The expense for 2001, 2000, and 1999 was $3,170, $2,917, and $1,306, respectively. All contributions to the ESOP are held in trust.

8.     Commitments and Contingencies

       Lease Commitments

       Midland's home office building has been conveyed to the City of Sioux Falls, South Dakota, and leased back in a transaction in which the City issued $4,250 of Industrial Revenue Bonds for face value. The bonds are collateralized by $2,079 of Midland's investments in government bonds. The lease includes a purchase option under which Midland may repurchase the building upon repayment of all bonds issued. The lease terms provide for 10 annual payments equivalent to principal of $425 beginning in 1993 and semiannual payments through 2002 in amounts equivalent to interest at 5.5% on the outstanding revenue bond principal. The ownership of the building passes to the Company at the end of the agreement. The building and land costs have been capitalized and are carried as part of other assets and the lease obligation as part of other liabilities.

       The Company also leases certain equipment and office space. Rental expense on operating leases amounted to $1,795, $2,365, and $2,004 for the years ended December 31, 2001, 2000, and 1999, respectively. The minimum future rentals on capital and operating leases at December 31, 2001, are as follows:

Year Ending December 31                                                 Capital      Operating       Total

           2002                                                          $  442       $ 1,690       $ 2,132
           2003                                                               -         1,256         1,256
           2004                                                               -           839           839
           2005                                                               -           842           842
           2006                                                               -           733           733
           Thereafter                                                         -         2,871         2,871
                                                                    ------------  ------------  ------------

Total                                                                       442       $ 8,231       $ 8,673
                                                                                  ------------  ------------

Less amount representing interest                                            17
                                                                    ------------

Present value of amounts due under capital leases                        $  425
                                                                    ------------



       Other Contingencies

       The Company is a defendant in various lawsuits related to the normal conduct of its insurance business. Litigation is subject to many uncertainties and the outcome of individual litigated matters is not predictable with assurance; however, in the opinion of management, the ultimate resolution of such litigation will not materially impact the Company's financial position.

9.     Other Related Party Transactions

       The Company pays fees to SEI under management contracts. The Company was charged $4,029, $3,880, and $3,022 in 2001, 2000, and 1999, respectively, related to these contracts.

       The Company pays investment management fees to an affiliate (Midland Advisors Company "MAC"). Net fees related to these services were $2,138, $1,781, and $1,688 in 2001, 2000, and 1999, respectively. Prior to April 2001, MAC was a wholly-owned subsidiary of SEI. On May 1, 2001, MAC was sold to The Guggenheim Group, L.L.C. with SEI receiving stock in Guggenheim.

       The Company provides certain insurance and non-insurance services to North American Company for Life and Health Insurance ("North American") and North American Company for life and Health Insurance of New York. The Company was reimbursed $8,756, $6,076, and $4,786 in 2001, 2000, and
       1999, respectively, for the costs incurred to render such services.

10.    Mortgage Loan Operations

       In January 1999, the Company acquired a mortgage loan operation whose primary business was to underwrite, originate and resell mortgage loans with the intent of dividending the remaining net assets to SEI during 1999. Effective December 1, 1999, this operation was dividended to SEI at the remaining value of the underlying assets. Due to the temporary nature of the transaction, the capital contributed of $67,554, the losses for the 11 months of $1,602, and the ultimate dividend have been excluded from the financial statements.

                                    PART II


                          UNDERTAKING TO FILE REPORTS


     Subject to the terms and conditions of Section 15(d) of the Securi-

ties Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.


                              RULE 484 UNDERTAKING


    Insofar as indemnification for liability arising under the Securities

Act of 1933 may be permitted to directors, officers and controlling per-

sons of the registrant pursuant to the foregoing provisions, or other-

wise, the registrant has been advised that in the opinion of the Securi-

ties and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnifi-

cation by it is against public policy as expressed in the Act and will be governed by the final jurisdiction of such issue.

UNDRTAKE.txt

REPRESENTATION PURSUANT TO SECTION 26 (f) OF THE INVESTMENT COMPANY ACT

Midland National Life Insurance Company hereby represents that the fees and charges deducted under the Contract (Policy), in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Midland National Life Insurance Company.

S6FORMVEL.TXT

                      CONTENTS OF REGISTRATION STATEMENT
                      ----------------------------------

This Registration Statement comprises the following Papers and
Documents:

    The facing sheet.

    The prospectus.

    The undertaking to file reports.

    Representation pursuant to Section 26(f) of the Investment
       Company Act.

    The signatures.

    Written consents of the following persons:

    (a) Jack L. Briggs  2

    (b)  Sutherland Asbill & Brennan L L P   10

    (c)  PricewaterhouseCoopers  L L P   10

     The following exhibits:

1. The following exhibits correspond to those required by paragraph A of the instructions as to the exhibits in Form N-8B-2:

    (1)  Resolution of the Board of Directors of Midland National Life

         establishing the Separate Account A.   4

    (2)  Not applicable.

    (3)  (a)  Principal Underwriting Agreement.   2

         (b)  Selling Agreement.   2

         (c)  Commission schedule.   8

    (4)  Not applicable.

    (5) Form of Contract.   8

    (6)  (a)  Articles of Incorporation of Midland National Life.    4

         (b)  By-Laws of Midland National Life.   4

    (7)  Not applicable.

    (8)  (a)  Participation Agreements for Fidelity Distributors

              Corporation/Variable Insurance Products Fund,

              and Variable Products Fund II.   3

         (b)  Amendments to Participation Agreements for Fidelity

              Distributors Corporation/Variable Insurance Products Fund,

              and Variable Products Fund II.   3

         (c)  Participation Agreement for Fidelity Distributors

              Corporation/Variable Insurance Products Fund III.   4

         (d)  Participation Agreement for American Century Investment

              Services, Inc.   3

         (e)  Participation Agreement for Lord Abbett Series Funds, Inc.
5

         (f) Amendments to Participation Agreement for Lord Abbett Series Funds, Inc. 6

         (g)  Participation Agreement for Massachusetts Financial
Variable

              Insurance Trusts.    5

         (h)  Participation Agreement for Fred Alger Management, Inc.  9

         (i)  Amendments to Participation Agreement for Fidelity
Distributors
              Corporation/Variable Insurance Products Fund III.  9

    (9)  Not applicable.

   (10)  Application Form.   7

   (11)  Memorandum describing Midland National Life's issuance,
transfer and redemption procedures for the Contract.   1

2.  See Exhibit 1(5).
    ---

3.  Opinion and Consent of Jack L. Briggs.   2

4.  No financial statements are omitted from the Prospectus pursuant to

     Instruction 1(b) or (c) or Part I.

5.  Not applicable.

6.  Consent of Sutherland Asbill & Brennan L L P   10

7.  Consent of PricewaterhouseCoopers  L L P   10


1      Filed previously in Post-Effective Amendment No. 4 on April 30,
1990 for Form S-6 File No. 33-16354.

2      Filed previously in Pre-Effective Amendment No. 1 for Form S-6
File No. 333-14061 on January 31, 1997.
3      Filed previously in Pre-Effective Amendment No. 2 for Form S-6
File No. 333-14061 on April 23, 1997.
4      Filed previously in Post Effective Amendment No. 1 for Form S-6
File No. 333-14061 on April 28, 1998.
5      Filed previously in Post Effective Amendment No. 3 for Form S-6
File No. 333-14061 on April 29, 1999.
6      Filed previously in Pre-Effective Amendment No. 1 for Form S-6
File No. 333-80975 on August 31, 1999.
7      Filed previously in Post-Effective Amendment No. 4 for Form S-6
File No. 333-14061 on February 17, 2000.
8      Filed previously in Post-Effective Amendment No. 5 for Form S-6
File No. 333-14061 on April 28, 2000.
9      Filed previously in Post-Effective Amendment No. 6 for Form S-6
File No. 333-14061 on February 15, 2001.
10     Filed herein.


--------------




CONVUL4.txt
CONVEL2.txt

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Midland National Life Separate Account A, certifies that it meets all the requirements for effectiveness of this Registration Satement pursuant to Rule 485 (b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in Sioux Falls, South Dakota, on the 15th day of April, 2002.

                                       Midland National Life Separate Account A

(Seal)                              By: Midland National Life Insurance Company

                                         By:/s/_________________________________
                                                           Michael M. Masterson
                                                          Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following Directors of Midland National Life Insurance Company in the capacities and on the dates indicated.

Signature                 Title                                   Date

/s/____________________   Director, Chairman of the Board,        April 15, 2002
Michael M. Masterson      Chief Executive Officer

/s/____________________   Director, President                     April 15, 2002
John J. Craig II          and Chief Operating Officer

/s/____________________   Director, Senior Vice President         April 15, 2002
Steven C. Palmitier       and Chief Marketing Officer

/s/____________________   Director, Senior Vice President         April 15, 2002
Donald J. Iverson         and Corporate Actuary

/s/____________________   Director, Senior Vice President-        April 15, 2002
Stephen P. Horvat, Jr.    Legal

/s/____________________   Senior Vice President                   April 15, 2002
Thomas M. Meyer           and Chief Financial Officer

_______________________   Director, Chief Executive Officer
Robert W. Korba           and President of Sammons
                          (Parent Company of Midland
                          National Life Insurance Company)

________________________________________________________________________




                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                      ____________________________________


                                    EXHIBITS

                                       TO

                                    FORM S-6

                             REGISTRATION STATEMENT

                                     UNDER

                           THE SECURITIES ACT OF 1933

                                      FOR

                    MIDLAND NATIONAL LIFE SEPARATE ACCOUNT A

                                      AND

                    MIDLAND NATIONAL LIFE INSURANCE COMPANY


                      ____________________________________










________________________________________________________________________
________
------------------------------------------------------------------------
--------

EXHVEL2.txt

                                 EXHIBIT INDEX




        Exhibit
       _________


     6. Consent of Sutherland Asbill & Brennan L L P

     7. Consent of PricewaterhouseCoopers L L P






IndVEL2.txt

                                                  April 23, 2002




Midland National Life Insurance Company
One Midland Plaza

Sioux Falls, SD  57193

                  RE:      VEUL and VEUL2 and Premier
                           Form S-6, File No. 333-14081

Gentlemen:

We hereby consent to the reference to our name under the caption "Legal Matters" in the Prospectus filed as part of the Post-Effective Amendment No. 7 to the Registration Statement on Form S-6 filed by Midland National Life Insurance Company Separate Account A for certain variable life insurance contracts (File No. 333-14081). In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                                    Very truly yours,

                                    SUTHERLAND ASBILL & BRENNAN LLP



                                    By:
                                         /s/___________________________________
                                            Frederick R. Bellamy

CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in Post effective Amendment No. 7 to this Registration Statement of Midland National Life Separate Account A on Form S-6 (File No. 333-14081) of our reports dated March 8, 2002, on our audits of the financial statements of Midland National Life Separate Account A and the financial statements of Midland National Life Insurance Company, respectively, which appear in such Registration Statement. We also consent to the reference of our firm under the caption "Financial" in such Registration Statement.

/S/

PRICEWATERHOUSECOOPERS LLP

Minneapolis, Minnesota
April 17, 2002